CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.
                             YOUR VOTE IS IMPORTANT

DEAR SHAREHOLDER:

         We are pleased to invite you to attend a special meeting (the "Special Meeting") of the shareholders of Credit Suisse Investment Grade Bond Fund, Inc. (the "Acquired Fund"). The Board of Directors of the Acquired Fund has recently reviewed and unanimously endorsed a proposal for the acquisition of the Acquired Fund by Credit Suisse Fixed Income Fund (the "Acquiring Fund" and together with the Acquired Fund, the "Funds"). The Acquiring Fund is managed by your Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund.

         Important Information About the Acquisition. You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Acquired Fund by the Acquiring Fund (the "Acquisition") would be effected.

         The Board of Directors of the Acquired Fund and CSAM believe that the Acquisition is in the best interests of the Acquired Fund and its shareholders.

         As noted and further described in the attached Prospectus/Proxy Statement, the Acquired Fund and the Acquiring Fund have similar investment objectives and policies. The Acquired Fund's investment objective is total return and the Acquiring Fund's investment objective is to generate high current income and, secondarily, capital appreciation. The day-to-day operations of the Funds are managed by the same portfolio managers. Both Funds invest primarily in fixed-income securities. However, there are certain differences between the investment policies of the Acquired Fund and the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT (I) THE ACQUIRED FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN INVESTMENT GRADE FIXED-INCOME SECURITIES AND MAY INVEST UP TO 20% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE, WHILE THE ACQUIRING FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN FIXED-INCOME SECURITIES, OF WHICH AT LEAST 65% MUST BE RATED INVESTMENT GRADE, AND MAY INVEST UP TO 35% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE AND (II) THE ACQUIRING FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EMERGING MARKETS DEBT SECURITIES, WHILE THE ACQUIRED FUND DOES NOT INVEST TO A SIGNIFICANT EXTENT IN SUCH SECURITIES. There are also some additional differences in investment policies and restrictions which are described in the attached Prospectus/Proxy Statement.

         CSAM is the investment adviser for each of the Funds, and the Acquiring Fund has the same Board of Directors/Trustees, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about August 29, 2003.

         If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         Upon consummation of the Acquisition, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, having received shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder's investment in the Acquired Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. In the opinion of counsel, no gain or loss will be recognized by the shareholders of the Acquired Fund for Federal income tax purposes as a result of the Acquisition and the Acquired Fund generally will not recognize gain or loss for such purposes. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

         The Special Meeting will be held on August 15, 2003 to consider the Acquisition. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

         Detailed information about the proposal is described in the attached Prospectus/Proxy Statement. THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH IN THE ACQUIRED FUND'S NOTICE OF SPECIAL MEETING. On behalf of the Board of Directors of the Acquired Fund, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-212-809-8839. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-(800)-290-6424 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) Monday through Saturday or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Fund records proxies by telephone or through the Internet, it will use procedures designed to
(i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

         Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

         If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King & Co., Inc. at 1-(800)-290-6424 who will be pleased to assist you.

         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED
PROMPTLY.

Sincerely,

/s/ Hal Liebes

Hal Liebes
Vice President and Secretary
Credit Suisse Investment Grade Bond Fund, Inc.

June 27, 2003

                                                                   June 27, 2003

                 CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.

                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:       WHAT IS HAPPENING?

A: Credit Suisse Asset Management, LLC ("CSAM") is proposing to combine the assets of Credit Suisse Investment Grade Bond Fund, Inc. (the "Acquired Fund") with Credit Suisse Fixed Income Fund (the "Acquiring Fund"), with the Acquiring Fund surviving the acquisition.

         The shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition").

         If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

Q:       WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND THE ACQUIRING FUND?

A: As noted and further described in the attached Prospectus/Proxy Statement, the Acquired Fund and the Acquiring Fund have similar investment objectives. Both Funds invest primarily in fixed-income securities, and the Funds have the same portfolio managers. However, there are certain differences between the investment philosophy and policies of the Acquired Fund and the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT (I) THE ACQUIRED FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN INVESTMENT GRADE FIXED-INCOME SECURITIES AND MAY INVEST UP TO 20% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE, WHILE THE ACQUIRING FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN FIXED-INCOME SECURITIES, OF WHICH AT LEAST 65% MUST BE RATED INVESTMENT GRADE, AND MAY INVEST UP TO 35% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE AND (II) THE ACQUIRING FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EMERGING MARKETS DEBT SECURITIES, WHILE THE ACQUIRED FUND DOES NOT INVEST TO A SIGNIFICANT EXTENT IN SUCH SECURITIES.

         The Acquiring Fund has the same Board members, investment adviser, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about August 29, 2003.

Q:       WHAT WILL HAPPEN TO FUND EXPENSES?

A: The Acquisition will result in lower gross and higher net annual operating expenses for former Acquired Fund shareholders. For the fiscal year ended October 31, 2002, the Acquired Fund had total gross annual expenses for its Common Class, Class A, Class B and Class C shares of 1.30%, 1.55%, 2.30% and 2.30%, respectively, of average daily net assets and total net annual expenses for its Common Class, Class A, Class B and Class C shares of 0.60%, 0.85%, 1.60% and 1.60%, respectively, of average daily net assets. The pro forma gross and net expense ratio of the Acquiring Fund shares, assuming completion of the Acquisition, is estimated to be, for the Class A, Class B and Class C shares, approximately 1.17%, 1.92% and 1.92%, respectively, of average daily net assets and 0.95%, 1.70% and 1.70%, respectively, of average daily net assets. (The Common Class shareholders of the Acquired Fund are proposed to receive load-waived Class A shares of the Acquiring Fund if the Acquisition is approved by shareholders.) The increase in total net expenses experienced by the former Acquired Fund shareholders is due to the impact of voluntary fee waivers and expense reimbursements on the Acquired Fund by CSAM. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time.

Q:       WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board of Directors of the Acquired Fund believes that shareholders may benefit from the proposed Acquisition, in part, because the Acquisition will result in a single larger fund (i.e., the Acquiring
         Fund). The Acquisition will eliminate possible confusion in the marketplace associated with there being two funds investing in investment grade fixed-income securities managed by the same investment adviser. The proposed Acquisition may result in efficiencies due to a larger asset base.

         Shareholders of the Acquired Fund may not immediately recognize efficiencies due to a larger (combined) asset base since the net fees (after voluntary waivers and expense reimbursements) payable by each class of Acquired Fund shareholders are lower than the expected net fees of the class of Acquiring Fund shares they will receive in the Acquisition. Shareholders of the Acquired Fund may benefit from the greater flexibility of the Acquiring Fund to invest in below investment grade securities. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q:       WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a generally tax-free event. Shareholders of the Acquired Fund generally will not recognize capital gain or loss on the conversion from the Acquired Fund to the Acquiring Fund. The holding period and tax basis of Acquiring Fund shares received by a shareholder will be the same as the holding period and tax basis of the shareholder's Acquired Fund shares. Shareholders will recognize gain or loss if they sell (or exchange) their shares in the Acquired Fund before the Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date. Please note that qualifying retirement accounts are exempt from such tax consequences.

Q:       WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q:       HOW DO THE BOARD MEMBERS OF THE ACQUIRED FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED), RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Q:       WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800)-290-6424.

Q:       HOW CAN I VOTE MY SHARES?

A:       Please choose one of the following options to vote your shares:

         o        By mail, with the enclosed proxy card;

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, D.F. King & Co., Inc. at 1-(800)-290-6424;

         o By faxing the enclosed proxy card to D.F. King & Co., Inc., at 1-212-809-8839;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the Special Meeting.

Q:       WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A: No, CSAM or its affiliates will bear the costs associated with approving the Plan.

                 CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on August 15, 2003

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Investment Grade Bond Fund, Inc. (the "Acquired Fund") will be held at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on August 15, 2003, commencing at 2:00 p.m. for the following purposes:

         1. The shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (the "Plan") providing that (i) the Acquired Fund would transfer to Credit Suisse Fixed Income Fund (the "Acquiring Fund") all of its assets in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, (ii) such shares of beneficial interest of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the Acquired Fund would subsequently be dissolved; and

         2. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

         THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

         The Board of Directors of the Acquired Fund has fixed the close of business on June 12, 2003 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

         o        By mail, with the enclosed proxy card;

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800)-290-6424;

         o By faxing the enclosed proxy card to D.F. King & Co., Inc., at 1-212-809-8839;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the Special Meeting.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at 1-(800)-290-6424.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO (A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO 1-800-290-6424, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD TO D.F. KING & CO., INC. AT 1-212-809-8839 SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ HAL LIEBES

HAL LIEBES

VICE PRESIDENT AND SECRETARY
CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.

JUNE 27, 2003

            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         4.   Registration                           Valid Signatures
              ------------                           ----------------
              Corporate Accounts

              (1) ABC Corp. .......................  ABC Corp.

              (2) ABC Corp. .......................  John Doe, Treasurer

              (3) ABC Corp. .......................  John Doe
                  c/o John Doe, Treasurer

              (4) ABC Corp. Profit Sharing Plan ...  John Doe, Trustee

              Trust Accounts

              (1) ABC Trust .......................  Jane B. Doe, Trustee

              (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 ..................  Jane B. Doe

              Custodial or Estate Accounts

              (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA ...  John B. Smith

              (2) John B. Smith ...................  John B. Smith, Jr.,
                                                     Executor

                           PROSPECTUS/PROXY STATEMENT
                                  JUNE 27, 2003

                                 PROXY STATEMENT
                 CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                  800-927-2874

                                   PROSPECTUS
                         CREDIT SUISSE FIXED INCOME FUND
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                  800-927-2874

         This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Investment Grade Bond Fund, Inc. (the "Acquired Fund"), an open-end, diversified management investment company organized as a Maryland corporation, in connection with the solicitation of proxies by its Board of Directors for use at a Special Meeting of Shareholders to be held on August 15, 2003 at 2:00 p.m. (the "Special Meeting"), at the offices of the Acquired Fund located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposals to be considered are set forth below:

         1.       To approve an Agreement and Plan of Reorganization (the
                  "Plan"); and

         2. To transact such other business as may properly come before the Special Meeting and any adjournment(s) thereof.

         Pursuant to the Plan, the Acquired Fund would transfer to Credit Suisse Fixed Income Fund (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds"), an open-end, diversified management investment company organized as a Massachusetts business trust, all of the Acquired Fund's assets in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; such shares of beneficial interest of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund; and the Acquired Fund would subsequently be dissolved (the "Acquisition").

         As disclosed herein, the Acquired Fund and the Acquiring Fund have similar investment objectives and policies. The investment objective of the Acquired Fund is total return, while the investment objective of the Acquiring Fund is to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. Each Fund invests primarily in fixed-income securities, and each Fund has the same portfolio managers. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT (I) THE ACQUIRED FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT

PURPOSES, IN INVESTMENT GRADE FIXED-INCOME SECURITIES AND MAY INVEST UP TO 20% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE, WHILE THE ACQUIRING FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN FIXED-INCOME SECURITIES, OF WHICH AT LEAST 65% MUST BE RATED INVESTMENT GRADE, AND MAY INVEST UP TO 35% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE AND (II) THE ACQUIRING FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EMERGING MARKETS DEBT SECURITIES, WHILE THE ACQUIRED FUND DOES NOT INVEST TO A SIGNIFICANT EXTENT IN SUCH SECURITIES.

         Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser for each of the Funds. Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Acquiring Fund, serve in the same capacities for the Acquired Fund. In addition, the Acquiring Fund has the same Board of Directors/Trustees, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund.

         As a result of the proposed Acquisition, each Class A, Class B and Class C shareholder of the Acquired Fund will receive that number of shares of the same class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Acquisition. Each Common Class shareholder of the Acquired Fund will receive that number of Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Common Class shares of the Acquired Fund immediately prior to the Acquisition. The expenses of the Acquisition and the costs associated with this solicitation will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Fund in connection with the Acquisition. Former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund without a sales charge being assessed. The transaction is structured to be tax-free for Federal income tax purposes to shareholders of the Acquired Fund and to each of the Acquired Fund and the Acquiring Fund.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about June 27, 2003. A Statement of Additional Information dated June 27, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-800-927-2874.

         The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

         o The current Common Class and Class A, B and C Prospectuses of the Acquiring Fund, each dated February 28, 2003, as supplemented as of the date hereof. The Acquiring Fund's Class A, B and C Prospectus accompanies this Prospectus/Proxy Statement.

         o The current Common Class and Class A, B and C Prospectuses of the Acquired Fund, each dated February 28, 2003, as supplemented as of the date hereof. Copies may be obtained without charge by writing to P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-800-927-2874.

         o The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2002 and the Annual Report of the Acquiring Fund for the fiscal year ended October 31, 2002. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement.

         Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                TABLE OF CONTENTS

PROPOSAL 1 - APPROVAL OF THE PLAN .........................................    5

Summary ...................................................................    5

Risk Factors ..............................................................    9

Reasons for the Acquisition ...............................................    9

FEE TABLES ................................................................   11

Examples ..................................................................   13

Information About the Acquisition .........................................   13

Total Returns .............................................................   17

Share Ownership of the Funds ..............................................   20

Comparison of Investment Objectives and Policies ..........................   24

Determination of Net Asset Value of Shares of the Acquiring Fund ..........   27

Management of Each Fund ...................................................   28

Interest of CSAM in the Acquisition .......................................   28

Information on Shareholders' Rights .......................................   29

Conclusion ................................................................   32

Required Vote .............................................................   32

ADDITIONAL INFORMATION ....................................................   32

VOTING INFORMATION ........................................................   32

OTHER BUSINESS ............................................................   34

FINANCIAL STATEMENTS AND EXPERTS ..........................................   34

ADDITIONAL MATERIALS ......................................................   34

LEGAL MATTERS .............................................................   35



EXHIBIT A:   AGREEMENT AND PLAN OF REORGANIZATION .........................  A-1

                        PROPOSAL 1 - APPROVAL OF THE PLAN

SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF THE PLAN IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE COMMON CLASS AND CLASS A, B AND C PROSPECTUSES OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE CLASS A, B AND C PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

         PROPOSED ACQUISITION. The Plan provides for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund. The Plan also calls for the distribution of shares of beneficial interest of the Acquiring Fund to the Acquired Fund's Common Class, Class A, Class B and Class C shareholders in liquidation of the Acquired Fund. As a result of the Acquisition, each shareholder of Class A, Class B and Class C shares of the Acquired Fund will become the owner of that number of full and fractional shares of the same class of the Acquiring Fund having an aggregate net asset value ("NAV") equal to the aggregate NAV of such shareholder's shares of the Acquired Fund and each shareholder of Common Class shares of the Acquired Fund will become the owner of that number of full and fractional Class A shares of the Acquired Fund having an aggregate NAV equal to the aggregate NAV of such shareholder's shares of the Acquired Fund, in each case as of the close of business on the date that the Acquired Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition - Agreement and Plan of Reorganization."

         For the reasons set forth below under "Reasons for the Acquisition," the Board of Directors of the Acquired Fund, including the Directors of the Acquired Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of its shareholders and that the interests of its existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board of Directors of the Acquired Fund therefore has submitted the Plan for approval by its shareholders. The Board of Trustees of the Acquiring Fund has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

         Approval of the Acquisition requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Acquired Fund present at the Meeting if more than 50% of the outstanding shares of the Acquired Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Acquired Fund. See "Voting Information." If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         TAX CONSEQUENCES. Prior to completion of the Acquisition, the Acquired Fund and the Acquiring Fund will have received an opinion of counsel that, upon the closing of the Acquisition, no gain or loss will be recognized by the shareholders of the Acquired Fund for Federal income tax purposes as a result of the exchange of Acquired Fund shares for Acquiring Fund shares, and generally the Acquired Fund will not recognize gain or loss for such purposes as a result of its transfer of assets and liabilities to the Acquiring Fund in exchange for Acquired Fund shares. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder generally will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition generally will be the same as in the hands of the Acquired Fund immediately prior to the Acquisition.

         DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRED FUND AND THE ACQUIRING FUND. As noted and further described in this Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT (I) THE ACQUIRED FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN INVESTMENT GRADE FIXED-INCOME SECURITIES AND MAY INVEST UP TO 20% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE, WHILE THE ACQUIRING FUND INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN FIXED-INCOME SECURITIES, OF WHICH AT LEAST 65% MUST BE RATED INVESTMENT GRADE, AND MAY INVEST UP TO 35% OF ITS NET ASSETS IN FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE AND (II) THE ACQUIRING FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EMERGING MARKETS DEBT SECURITIES, WHILE THE ACQUIRED FUND DOES NOT INVEST TO A SIGNIFICANT EXTENT IN SUCH SECURITIES.

         The investment objective of the Acquired Fund is total return, while the investment objective of the Acquiring Fund is to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. Each Fund invests primarily in fixed-income securities, and each Fund has the same portfolio managers. However, while the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities rated investment grade (average credit rating of A), the Acquiring Fund invests at least

80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities, of which at least 65% must be rated investment grade. The Acquired Fund may invest up to 20% of its net assets in fixed-income securities rated below investment grade, while the Acquiring Fund may invest up to 35% of its net assets in fixed-income securities rated below investment grade. Additionally, the Acquiring Fund may invest up to 35% of its total assets in emerging markets debt securities, while the Acquired Fund does not invest to a significant extent in such securities. The fundamental and non-fundamental investment limitations of the Acquiring Fund are identical to those of the Acquired Fund. See "Comparison of Investment Objectives and Policies."

         PURCHASE AND REDEMPTION PROCEDURES. Except as otherwise indicated in this section, the Funds have similar policies with respect to purchases and redemptions of shares. Common Class shares of the Acquired Fund and the Acquiring Fund are generally closed to new investors, with certain exceptions. To the extent Common Class shares can be purchased, they may be purchased directly from the applicable Fund or through a variety of financial services firms. Class A shares of the Acquiring Fund and the Acquired Fund may be purchased from the Fund directly, through the Acquiring Fund's or Acquired Fund's distributor or through securities dealers. Class A shares of the Acquiring Fund or the Acquired Fund may be purchased at NAV per share plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge in cases where the initial sales charge was not applied because of the size of the purchase. HOWEVER, THE CLASS A SHARES ACQUIRED BY COMMON CLASS AND CLASS A SHAREHOLDERS OF THE ACQUIRED FUND WILL NOT BE SUBJECT TO ANY SALES CHARGE AND COMMON CLASS SHAREHOLDERS OF THE ACQUIRED FUND WILL BE ABLE TO ACQUIRE ADDITIONAL CLASS A SHARES OF THE ACQUIRING FUND WITHOUT A SALES CHARGE BEING ASSESSED. The purchase and redemption procedures available to shareholders of all of the other classes of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Fund.

         You should also note that certain brokers who distribute shares of the Acquired Fund may not distribute shares of the Acquiring Fund. The Prospectus of the Acquiring Fund provides additional information on purchasing shares of the Acquiring Fund.

         SALES CHARGES. Common Class shares of the Acquired Fund and the Acquiring Fund are sold at NAV per share without an initial sales charge or a contingent deferred sales charge ("CDSC") and Common Class shares of the Acquired Fund are not subject to a 12b-1 fee. Class A shares of the Acquired Fund and the Acquiring Fund are sold at an offering price equal to NAV plus an initial sales charge. The sales charges for Class A shares begins at 4.75% for purchases below $50,000 and is gradually reduced to zero if $1,000,000 or more is purchased. THE CLASS A SHARES ISSUED TO COMMON CLASS AND CLASS A ACQUIRED FUND SHAREHOLDERS WILL BE "LOAD-WAIVED," MEANING THAT THEY ARE NOT SUBJECT TO ANY SALES CHARGE. FORMER COMMON CLASS ACQUIRED FUND SHAREHOLDERS WILL CONTINUE TO BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES OF THE ACQUIRING FUND

ON A LOAD-WAIVED BASIS. Each Fund has a compensation-type 12b-1 plan in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. The Class A, Class B and Class C Shares of the Acquired Fund and the Acquired Fund are subject to a 12b-1 fee of 0.25%, 1.00% and 1.00%, of the average daily net assets of the Class A, B and C Shares, respectively. If the Acquisition is approved by shareholders, Common Class shareholders of the Acquired Fund will be subject to a 12b-1 fee of 0.25% as Class A Shareholders of the Acquiring Fund. The Class B and Class C shares of the Acquiring Fund and the Acquired Fund may be purchased at the NAV price, although a CDSC may be applied. Class B shares have a diminishing CDSC (4% for the first year and 0% after the fourth year) and become Class A shares after eight years. Class C shares have a 1% CDSC charge per year, but remain Class C shares. See "Fee Table" below.

         EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of the Acquiring Fund are identical to those available to shareholders of the Acquired Fund. Shareholders of each Fund may exchange at NAV all or a portion of their shares for shares of the same class of other mutual funds in the Credit Suisse family of funds at their respective NAVs, provided that such fund offers the relevant class of shares. Exchanges of Common Class shares may be effected by mail or telephone; exchanges of Class A shares may be effected through an investor's financial representative. FORMER COMMON CLASS SHAREHOLDERS OF THE ACQUIRED FUNDS WILL CONTINUE TO BE ABLE TO EXCHANGE THEIR SHARES BY MAIL OR BY TELEPHONE. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

         The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange.

         DIVIDENDS. The Acquiring Fund and the Acquired Fund distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant class of the Fund unless a shareholder elects otherwise. Each Fund typically declares dividends daily and distributes them monthly. Net realized capital gains, if any, of each Fund will be distributed at least annually. The Acquired Fund will pay a dividend of undistributed net investment income and capital gains, if any, immediately prior to the Closing Date. The amount of any dividend actually paid prior to the Closing Date will vary, depending on a number of factors, such as changes in the value of the Acquired Fund's holdings and net redemptions of the Acquired Fund's shares. If paid as of April 30, 2003, the amount of this dividend would have been $.03 per Common Class share of the Acquired Fund, $.02 per Class A share of the Acquired Fund, $.02 per Class B share of the Acquired Fund and $.02 per Class C share of the Acquired Fund. As of April 30, 2003, there were no capital gains to distribute. See "Dividend and Distribution Information" in the accompanying Prospectus of the Acquiring Fund.

         APPRAISAL RIGHTS. Under the laws of the Commonwealth of Massachusetts, shareholders of the Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund. In addition, under the laws of the State of Maryland, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at NAV prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940
Act). See "Information on Shareholders' Rights - Voting Rights."

RISK FACTORS

         The principal risk factors affecting both the Acquiring Fund and the Acquired Fund are (i) credit risk, (ii) foreign securities risk, (iii) interest-rate risk and (iv) market risk. The Acquiring Fund has greater exposure to the risks associated with investing in securities rated below investment grade (commonly known as junk bonds) because it can invest up to 35% of its net assets in fixed income securities rated below investment grade, while the Acquired Fund can invest up to 20% of its net assets in such securities. In addition, the Acquiring Fund has greater exposure to the risks associated with investing in non-U.S. securities than the Acquired Fund as the Acquiring Fund may invest without limit in U.S. dollar-denominated, investment-grade foreign securities, up to 35% of its total assets in non-U.S. dollar denominated foreign securities and up to 35% of its total assets in emerging markets debt securities, while the Acquired Fund does not invest in foreign securities to a significant extent. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in the Acquiring Fund.

REASONS FOR THE ACQUISITION

         The Board of Directors of the Acquired Fund has unanimously determined that it is in the best interest of the Acquired Fund to effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

         1. the Acquisition will result in a single larger fund focused on investments in fixed-income securities;

         2. the Acquisition may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

         3. the Acquisition will eliminate confusion in the marketplace associated with there being two funds investing in investment grade fixed-income securities managed by the same investment adviser;

         4. a larger asset base could provide portfolio management benefits, such as greater diversification to mitigate the risks of investing in a limited number of equity securities and the ability to command more attention from brokers and underwriters of portfolio securities;

         5.       the terms and conditions of the Acquisition;

         6. the similarity of the investment objectives, investment philosophies, investment policies and restrictions of the Acquiring Fund in relation to those of the Acquired Fund;

         7. that the investment adviser, co-administrators, transfer agent, custodian, distributor, independent accountant, counsel and portfolio managers for the Acquiring Fund are the same as those of the Acquired Fund;

         8. the Federal tax consequences of the Acquisition to the Acquired Fund, the Acquiring Fund and the shareholders of each Fund, and that a legal opinion will be rendered that no gain or loss will be recognized by the shareholders of the Acquired Fund or by the Acquiring Fund for Federal income tax purposes as a result of the Acquisition and that the Acquired Fund generally will not recognize gain or loss for such purposes;

         9. that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Acquisition;

         10. that the expenses of the Acquisition will be borne by CSAM and/or its affiliates; and

         11. that no sales or other charges will be imposed in connection with the Acquisition.

         In light of the foregoing, the Board of Directors of the Acquired Fund, including the Independent Directors, has determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. In doing so, the Board also considered the impact the Acquisition would have on expenses that would be borne by the Acquired Fund shareholders as shareholders of the Acquiring Fund. The Board specifically noted that, while the gross expense ratio of the combined fund was expected to be lower than that of the Acquired Fund, the net expense ratio of each class of the combined fund was expected to be higher than the corresponding class of the Acquired Fund. Nonetheless, the Board considered CSAM's view that its ability to market the Acquired Fund's shares so that the Fund could be economically viable without ongoing fee waivers was very limited. Consequently, the Acquisition is appropriately viewed as a merger of a small fund with little opportunity for growth into a viable larger fund. The Board of Directors of the Acquired Fund has also determined that the Acquisition would not result in dilution of the interests of the Acquired Fund's shareholders. In making these determinations, the Board of Directors did not give equal weight to each factor.

         The Board of Trustees of the Acquiring Fund has determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Board of Trustees of the Acquiring Fund considered, among other things, the terms and conditions of the Acquisition and representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Trustees of the Acquiring Fund, including a majority of the Independent Trustees, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

                                   FEE TABLES

         Following are two tables showing the expected fees and expenses for the fiscal year ending October 31, 2003 of Common Class, Class A, Class B and Class C shares of the Acquired Fund, holders of which will receive the corresponding class of shares of the Acquiring Fund upon closing of the Acquisition except for Common Class shareholders who will receive load-waived Class A shares of the Acquiring Fund, the expected fees and expenses for the fiscal year ending October 31, 2003 of Class A, Class B and Class C shares of the Acquiring Fund and the expected fees and expenses for the fiscal year ending October 31, 2003 of Class A, Class B and Class C shares of the Acquiring Fund after giving effect to the Acquisition. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS

                                                         PRO                                     PRO                 PRO
                                                        FORMA                                   FORMA               FORMA
                                              ACQUIR-   AFTER               ACQUIR-             AFTER     ACQUIR-   AFTER
                          ACQUIRED  ACQUIRED   ING      ACQUI-   ACQUIRED     ING      ACQUI-  ACQUIRED    ING      ACQUI-
                             FUND    FUND      FUND     SITION     FUND      FUND      SITION    FUND      FUND     SITION
                           Common
                            Class   Class A   Class A   Class A   Class B   Class B   Class B   Class C   Class C   Class C
----------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
 Maximum sales
 charge imposed
 on purchases
 (as a percentage
 of offering price)          None      4.75%    4.75%*    4.75%     None     None       None       None      None     None
Maximum deferred
sales charge (as a
percentage of
original purchase
price, or redemption
proceeds, as applicable)     None      None     None      None         4%       4%         4%         1%        1%        1%

Annual Fund Operating
Expenses (expenses that
are deducted from
fund assets)

  Management fees            0.50%     0.50%     0.50%    0.50%     0.50%    0.50%      0.50%      0.50%     0.50%     0.50%
  12b-1 fees                 None      0.25%     0.25%    0.25%     1.00%    1.00%      1.00%      1.00%     1.00%     1.00%
  Other expenses            0.80%      0.80%     0.42%    0.38%     0.80%    0.42%      0.38%      0.80%     0.42%     0.38%
TOTAL ANNUAL FUND

OPERATING EXPENSES**        1.30%      1.55%     1.17%    1.13%     2.30%    1.92%      1.88%      2.30%     1.92%     1.88%
----------------------------------------------------------------------------------------------------------------------------

------------------

      * Although the Class A shares impose a maximum sales charge of 4.75%, this charge does not apply to Class A shares received in the Acquisition or additional Class A shares of the Acquiring Fund purchased by former Acquired Fund Common Class shareholders.

      ** Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for each of the Funds during their most recent fiscal years but may be discontinued at any time.


                   AFTER FEE WAIVERS AND REIMBURSEMENTS

                                              ACQUIR-                     ACQUIR-                         ACQUIR-
                                    ACQUIRED    ING      PRO    ACQUIRED    ING        PRO     ACQUIRED    ING        PRO
                                      FUND     FUND     FORMA     FUND     FUND       FORMA      FUND      FUND      FORMA
                           Common
                            Class   Class A   Class A  Class A   Class B  Class B    Class B    Class C   Class C   Class C
----------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that
are deducted from
fund assets)

  Management fees            0.00%    0.00%     0.28%    0.32%     0.00%     0.28%     0.32%      0.00%     0.28%     0.32%
  12b-1 fees                 None     0.25%     0.25%    0.25%     1.00%     1.00%     1.00%      1.00%     1.00%     1.00%
  Other expenses             0.60%    0.60%     0.42%    0.38%     0.60%     0.42%     0.38%      0.60%     0.42%     0.38%
NET ANNUAL FUND

OPERATING EXPENSES           0.60%    0.85%     0.95%    0.95%     1.60%     1.70%     1.70%      1.60%     1.70%     1.70%


EXAMPLES

         The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the first table presented above (i.e., before fee waivers and expense reimbursements and credits) and that all dividends and distributions are reinvested. The examples also assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------
                                        One Year      Three Years      Five Years     10 Years
----------------------------------------------------------------------------------------------
  Common Class Acquired Fund              $132           $412             $713         $1,568

  Class A (with or without                $625           $941           $1,280         $2,233
  redemption) Acquired Fund

  Class A (with or without                $589           $829           $1,088         $1,828
  redemption) Acquiring Fund

  Class A (with or without                $585           $817           $1,068         $1,784
  redemption) Combined
  Fund Pro Forma

  Class B (redemption at end              $633           $918           $1,230         $2,448
  of period) Acquired Fund

  Class B (no redemption)                 $233           $718           $1,230         $2,448
  Acquired Fund

  Class B (redemption at end              $595           $803           $1,037         $2,048
  of period) Acquiring Fund

  Class B (no redemption)                 $195           $603           $1,037         $2,048
  Acquiring Fund

  Class B (redemption at end              $591           $791           $1,016         $2,005
  of period) Combined Fund
  Pro Forma

  Class B (no redemption)                 $191           $591           $1,016         $2,005
  Combined Pro Forma

  Class C (redemption at end              $333           $718           $1,230         $2,636
  of period) Acquired Fund

  Class C (no redemption)                 $233           $718           $1,230         $2,636
  Acquired Fund

  Class C (redemption at end              $295           $603           $1,037         $2,243
  of period) Acquiring Fund

  Class C (no redemption)                 $195           $603           $1,037         $2,243
  Acquiring Fund

  Class C (redemption at end              $291           $591           $1,016         $2,201
  of period) Combined Fund
  Pro Forma

  Class C (no redemption)                 $191           $591           $1,016         $2,201
  Combined Fund Pro Forma

INFORMATION ABOUT THE ACQUISITION

         AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired

Fund on the Closing Date. The Closing Date is expected to be on or about August 29, 2003.

         Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Acquired Fund as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m. New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of the Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectus or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

         On or as soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Acquiring Fund due to the Acquired Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Acquired Fund will terminate as a management investment company and dissolve as a Maryland corporation.

         The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the Acquired Fund's shareholders. Notwithstanding approval by the shareholders of the Acquired Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by either the Acquired Fund or the Acquiring Fund by written notice to the other;
(ii) by the Acquired Fund in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Director or officer of the Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Director or officer with respect to matters specifically relating to the

Acquisition, except by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties in the conduct of his or her office.

         Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each full share and fractional votes for fractional shares. If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of beneficial interest of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like the Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of beneficial interest of the Acquiring Fund.

         Class A, B and C shares of the Acquiring Fund will be issued to holders of Class A, B and C shares, respectively, of the Acquired Fund. Class A shares of the Acquiring Fund will be issued to holders of Common Class shares of the Acquired Fund. Shares of the Acquiring Fund may be purchased directly from the Acquiring Fund, or through a variety of financial services firms. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The Acquiring Fund intends to continuously offer Class A, B and C shares after consummation of the Acquisition.

         FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Acquired Fund assets for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Acquisition, the Acquiring Fund and the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Funds, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Acquisition:

         1. the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares, will constitute a "reorganization" within the meaning of Section

368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         2. no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         3. except for consequences regularly attributable to the closing of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of such Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund shares to the Acquired Fund's shareholders;

         4. no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for Acquiring Fund shares;

         5. the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Acquisition will be the same as the aggregate tax basis of shares of the Acquired Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder (provided that the Acquired Fund shares were held as capital assets on the date of the Acquisition); and

         6. except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Acquisition, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Acquired Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Acquired Fund, followed by the taxable liquidation thereof.

         Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the U.S. Federal income tax consequences of the Acquisition, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Acquisition.

         CAPITALIZATION. The following table shows the capitalization of the Acquired Fund and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date, after giving effect to the Acquisition.(1)

                          ACQUIRED     ACQUIRING                      PRO FORMA
                            FUND          FUND        PRO FORMA       COMBINED
                          (ACTUAL)      (ACTUAL)      ADJUSTMENTS(3)  (ACTUAL)
--------------------------------------------------------------------------------

  NET ASSETS
  Common Class         $35,030,854   $194,688,461   $(35,030,854)  $194,688,161
  Class A(2)               255,720      3,829,239     35,030,854     39,115,813
  Class B(2)             1,143,336      5,148,500                     6,291,836
  Class C(2)               221,514      1,032,744                     1,254,258
  Advisor Class(2)             ___     25,649,954           ___      25,649,954

  NET ASSET VALUE
  Common Class              $10.02          $9.42           ___           $9.42
  Class A(2)                 10.02           9.42           ___            9.42
  Class B(2)                 10.02           9.42           ___            9.42
  Class C(2)                 10.02           9.42           ___            9.42
  Advisor Class(2)            9.42            ___                          9.42

  SHARES OUTSTANDING
  Common Class           3,495,648     20,672,405     (3,495,648)    20,672,405
  Class A(2)                25,522        406,392      3,720,508      4,152,422
  Class B(2)               114,088        546,683          7,152        667,923
  Class C(2)                22,098        109,664          1,386        133,148
  Advisor Class(2)             ___      2,723,136            ___      2,723,136


------------------

   (1) Assumes the Acquisition of the Acquired Fund had been consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

   (2) The Acquired Fund commenced offering Common Class shares on August 22, 1988 and Class A, Class B and Class C shares on December 24, 2001. The Acquiring Fund commenced offering Common Class shares on August 17, 1987, Advisor Class Shares on July 3, 1996 and Class A, Class B and Class C shares on July 31, 2001.

   (3)    Reflects the elimination of prepaid expenses from the Acquired
          Fund.

TOTAL RETURNS

         Performance information is shown separately for each class of each Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the NAV per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. It is assumed that with respect to Class A shares of the Acquiring Fund, the maximum initial sales charge of 4.75% was deducted at the time of investment. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return for the 1-year, 5-year, 10-year and since inception periods ending October 31, 2002 for each Fund:

--------------------------------------------------------------------------------
                                 1 YEAR   5 YEARS  10 YEARS  LIFE OF   INCEPTION
                                                              CLASS      DATE
--------------------------------------------------------------------------------
 ACQUIRED FUND
--------------------------------------------------------------------------------
 COMMON CLASS
 Return Before Taxes               -0.55%     5.47%    5.83%     7.17%  8/22/88
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions (no load)           -2.27%     3.27%    3.13%     4.59%  8/22/88
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions and Sale of
 Fund Shares (no load)             -0.35%     3.28%    3.30%     4.61%  8/22/88
--------------------------------------------------------------------------------
 CLASS A (NO LOAD)
 Return Before Taxes              N/A       N/A      N/A         1.87% 12/24/01
--------------------------------------------------------------------------------
 CLASS B (NO LOAD)
 Return Before Taxes              N/A       N/A      N/A         1.14% 12/24/01
--------------------------------------------------------------------------------
 CLASS C (NO LOAD)
 Return Before Taxes              N/A       N/A      N/A         1.18% 12/24/01
--------------------------------------------------------------------------------
 CLASS A (WITH LOAD)
 Return Before Taxes              N/A       N/A      N/A        -3.77% 12/24/01
--------------------------------------------------------------------------------
 CLASS B (WITH LOAD)
 Return Before Taxes              N/A       N/A      N/A        -3.45% 12/24/01
--------------------------------------------------------------------------------
 CLASS C (WITH LOAD)
 Return Before Taxes              N/A       N/A      N/A         0.04% 12/24/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions2 (no load)         N/A       N/A      N/A         0.25% 12/24/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions2 (with load)       N/A       N/A      N/A        -5.32% 12/24/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions
 and Sale of Fund Shares2
 (no load)                        N/A       N/A      N/A         1.14% 12/24/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions
 and Sale of Fund Shares2
 (with load)                      N/A       N/A      N/A        -2.33% 12/24/01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 1 YEAR   5 YEARS  10 YEARS  LIFE OF   INCEPTION
                                                              CLASS      DATE
--------------------------------------------------------------------------------
 ACQUIRING FUND
--------------------------------------------------------------------------------
 COMMON CLASS                      -4.07%     4.14%    6.02%     6.90%  8/17/87
--------------------------------------------------------------------------------
 ADVISOR CLASS                     -4.31%     3.88%  N/A         5.18%   7/3/96
--------------------------------------------------------------------------------
 Return After Taxes
 on Distributions1                 -5.93%     1.67%    3.42%     4.27%  8/17/87
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions and Sale of
 Fund Shares1                      -2.49%     2.08%    3.54%     4.35%  8/17/87
--------------------------------------------------------------------------------
 CLASS A (NO LOAD)
 Return Before Taxes               -4.27%   N/A      N/A        -1.78%  7/31/01
--------------------------------------------------------------------------------
 CLASS B (NO LOAD)
 Return Before Taxes               -5.02%   N/A      N/A        -2.53%  7/31/01
--------------------------------------------------------------------------------
 CLASS C (NO LOAD)
 Return Before Taxes               -5.03%   N/A      N/A        -2.59%  7/31/01
--------------------------------------------------------------------------------
 CLASS A (WITH LOAD)
 Return Before Taxes               -8.86%   N/A      N/A        -5.51%  7/31/01
--------------------------------------------------------------------------------
 CLASS B (WITH LOAD)
 Return Before Taxes               -8.67%   N/A      N/A        -4.75%  7/31/01
--------------------------------------------------------------------------------
 CLASS C (WITH LOAD)
 Return Before Taxes               -5.94%   N/A      N/A        -2.59%  7/31/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions2 (no load)          -6.05%   N/A      N/A        -3.67%  7/31/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions2 (with load)       -10.55%   N/A      N/A        -7.32%  7/31/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions
 and Sale of Fund Shares2
 (no load)                         -2.61%   N/A      N/A        -2.31%  7/31/01
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions
 and Sale of Fund Shares2
 (with load)                       -5.43%   N/A      N/A        -5.25%  7/31/01
--------------------------------------------------------------------------------

---------------------
  n/a = Not disclosed as the classes were not in existence during all of the period indicated.

  (1)   After-tax returns are shown for Common Class shares.

  (2)   After-tax returns are shown for Class A shares.

         If CSAM had not temporarily waived fees and reimbursed expenses, the cumulative total return of each Fund for the periods shown would have been lower.

SHARE OWNERSHIP OF THE FUNDS

         As of June 12, 2003, the officers or Directors/Trustees of the Acquired Fund and the Acquiring Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of each Fund, as of June 12, 2003, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.


                                                             PERCENT OF
                                                             OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD         SHARES (CLASS)

ACQUIRING FUND

Charles Schwab & Co. Inc.*            6,105,034.556     37.399% (Common Class)
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*    1,383,160.862      8.473% (Common Class)
FBO Customers
Church Street Station PO Box 3908
New York, NY 10008-3908

Roston & Co.*                         1,319,681.431      8.084% (Common Class)
A/C MIDF8585662
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Citigroup Global Markets Inc.           864,131.002      5.294% (Common Class)
Book Entry Account
Attn: Matt Maestri
Mutual Funds Department
333 West 34th Street
7th Floor
New York, NY 10001-2402

Charles Schwab & Co. Inc.*               84,845.154     24.498 % (Class A)
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                                                            PERCENT OF
                                                            OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD        SHARES (CLASS)

Pershing LLC*                            31,115.115        8.984% (Class A)
PO Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Company*       23,113.462        6.674% (Class A)
Cust for the R/O IRA of
Judith Berbenich
55 Tabb Place
Staten Island, NY 10302-2033

State Street Bank & Trust Company*       18,802.939        5.429% (Class A)
Cust for the R/O IRA of
Margaret T. Capehart
381 E. 7th Street
Brooklyn, NY 11218-4105

Pershing LLC*                           134,395.719     5.720% (Advisor Class)
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner              33,271.165       32.0784% (Class C)
& Smith Inc.*
Building 1, Team A
Floor 2

4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Pershing LLC*                            31,719.608       28.847% (Class C)
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Services*  5,577.237        5.072% (Class C)
FBO 182460581
PO Box 9446
Minneapolis, MN 55440-9446

                                                             PERCENT OF
                                                             OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD         SHARES (CLASS)

ACQUIRED FUND

Charles Schwab & Co. Inc.*            1,142,967.560     35.639% (Common Class)
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*      252,339.917      7.868% (Common Class)
FBO Customers
Church Street Station PO Box 3908
New York, NY 10008-3908

Retirement Plan Non-legal               244,435.754      7.622% (Common Class)
Employees of Simpson
Thacher & Bartlett*
Accounting Department
425 Lexington Avenue
New York, NY 10017-3903

Eizabeth Dater                          197,852.351      6.169% (Common Class)
c/o Credit Suisse Asset
Management LLC
466 Lexington Avenue
New York, NY 10021-8166

Larkin Industries Inc. PSP & Trust*      11,817.043        28.993% (Class A)
2020 Energy Park Drive
Saint Paul, MN 55108-1506

Charles Schwab & Co. Inc.*                7,139.575        17.517% (Class A)
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

American Enterprise Investment Services*  4,232.158        10.383% (Class A)
FBO 211060911
PO Box 9446
Minneapolis, MN 55440-9446

                                                             PERCENT OF
                                                             OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD         SHARES (CLASS)

Pershing LLC*                             3,637.465         8.924% (Class A)
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Services*  3,994.084         7.346% (Class A)
FBO 569633581
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Services*  2,460.283         6.036% (Class A)
FBO 212610451
PO Box 9446
Minneapolis, MN 55440-9446

State Street Bank & Trust Company*        2,218.723         5.444% (Class A)
Cust for the R/O IRA of
Rena V. Palmer
19806 Beaver Creek Road
Hagerstown, MD 21740-1502

Pershing LLC*                            22,219.439         9.097% (Class B)
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner              17,407.664         7.127% (Class B)
& Smith Inc.*
Building 1, Team A Floor 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Dain Rauscher                            14,011.451         5.736% (Class B)
4232 Danmine
Richardson, TX 75082-3758

Pershing LLC*                           108,946.474        64.452% (Class C)
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                            PERCENT OF
                                                            OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD        SHARES (CLASS)

Merrill Lynch Pierce Fenner              33,501.898       19.819%
& Smith Inc.*
Building 1, Team A Floor 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

American Enterprise Investment Services*  9,508.631        5.625% (Class C)
FBO 218795981
PO Box 9446
Minneapolis, MN 55440-9446


---------------

  * Each Fund believes these entities are not the beneficial owners of shares held of record by them.


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the disclosure in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund.

         INVESTMENT OBJECTIVES. The investment objective of both of the Funds is similar. The investment objective of the Acquired Fund is total return and the investment objective of the Acquiring Fund is to generate high current income consistent with reasonable risk and, secondarily capital appreciation. There can be no assurance that either Fund will achieve its investment objective.

         PRIMARY INVESTMENTS. To pursue its investment objective, the Acquiring Fund invests principally in fixed income securities. Under normal market conditions, the Acquiring Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as corporate bonds; debentures and notes; convertible debt securities; preferred stocks; government securities; municipal securities; mortgage-backed securities; and repurchase agreements involving portfolio securities. Under normal market conditions, at least 65% of the Acquiring Fund's fixed-income securities will be investment grade. The Acquiring Fund will maintain a weighted-average maturity of 10 years or less. The Acquiring Fund may invest without limit in U.S. dollar-denominated, investment grade foreign securities; up to 35% of assets in non-dollar-denominated foreign securities; up to 35% of assets in fixed-income securities rated below investment grade (junk bonds); and up to 35% in emerging markets debt securities. To a limited extent, the Acquiring Fund may also engage in other investment practices.

         To pursue its investment objective, the Acquired Fund invests primarily in fixed income securities. Under normal market conditions, the Acquired Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities. In choosing investments for the Acquired Fund, the portfolio managers seek to maintain an average dollar-weighted credit rating of the Acquired Fund of A or better, although the overall rating may vary; use sector rotation and security selection as primary sources of performance; and generally invest in securities represented in the Lehman Brothers Aggregate Bond Index (the "Index), or securities that have similar characteristics to those of the Index.

         INVESTMENT LIMITATIONS. The Acquiring Fund and the Acquired Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant Fund. Each Fund has identical investment limitations with respect to: borrowing, investing in a single industry; investing in a single issuer; making loans; underwriting securities; purchasing or selling real estate; making investments for the purpose of exercising control or management; investing in commodities; purchasing securities on margin; and issuance of senior securities.

         CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the current applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Common Class, Advisor Class and Class A, B and C Prospectus, which accompany this Prospectus/Proxy Statement, and for the Acquired Fund in its Common Class and Class A, B and C Prospectus.

         KEY TO TABLE:

         /x/      Permitted without limitation; does not indicate actual use

         20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

         20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

         / /      Permitted, but not expected to be used to a significant extent

         --       Not permitted

-------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                         LIMIT
-------------------------------------------------------------------------------------------------------------------
                                                                                   ACQUIRING       ACQUIRED
                                                                                      FUND           FUND
-------------------------------------------------------------------------------------------------------------------
BORROWING. The borrowing of money from banks to meet redemptions                     33 1/3%        33 1/3%
or for other temporary or emergency purposes. Speculative exposure risk.

-------------------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS. Instruments, such as options, futures, forwards or              /x/            / /
swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit, currency, hedged exposure, liquidity, political, speculative exposure, valuation risks.(2)

-------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS. Countries generally considered to be relatively less                 35%            / /
developed or industrialized. Emerging markets often face economic problems that could subject a fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.

-------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES. Securities of foreign issuers. May include depository              /x/            / /
receipts. Currency, information, liquidity, market, operational, political, valuation risks.

-------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES. Exchange-traded contracts that enable a                / /             20%
fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged exposure, interest-rate, market, speculative exposure risks.(2)

-------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES. Debt securities rated within the four                /x/            /x/
highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market risks.

-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Debt securities backed by                 /x/            /x/
pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.

-------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES. Debt obligations issued by or on behalf of states,               /x/            /x/
territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market, regulatory risks.

-------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES. Debt securities rated below                      35%            20%
the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.

-------------------------------------------------------------------------------------------------------------------
OPTIONS. Instruments that provide a right to buy (call) or sell (put) a                20%            / /
particular security, currency or an index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure risks.

-------------------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS). Pooled investment vehicles that                 / /            /x/
invest primarily in income-producing real estate or real-estate-related loans or interests. Credit, interest-rate, market risks.

-------------------------------------------------------------------------------------------------------------------

                                       26

-------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                         LIMIT
-------------------------------------------------------------------------------------------------------------------
                                                                                   ACQUIRING       ACQUIRED
                                                                                      FUND           FUND
-------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES. Certain securities with                      15%            15%
restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.

-------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING. Lending portfolio securities to financial institutions;         33 1/3%        33 1/3%
a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.

-------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES. Companies with small relative market               /x/            /x/
capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.

-------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS. Swaps, structured securities and other                         / /            /x/
instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. Credit, currency, information, interest-rate, liquidity, market, political, speculative exposure, valuation risks.

-------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS. Placing some or all of a fund's assets in                 / /            / /
investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a fund from achieving its goal.

-------------------------------------------------------------------------------------------------------------------
WARRANTS. Options issued by a company granting the holder the right to buy             10%            10%
certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.

-------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The purchase or sale of                20%            /x/
securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.

-------------------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS. Debt securities that pay no cash income until maturity              /x/            /x/
and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase price and maturity value.
Interest-rate, market risks.

-------------------

  (1) Each Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

  (2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

         The NAV of each class of shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing a class's total assets less its liabilities, by the total number of shares of such class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's fair value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

MANAGEMENT OF EACH FUND

         CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140, provides investment advisory services to each of the Funds under separate advisory agreements. The same persons at CSAM are responsible for the day-to-day management of each of the Acquiring Fund and Acquired Fund and are described in the Prospectuses for the Funds.

         In addition, State Street and CSAMSI provide accounting and co-administrative services as applicable to each Fund. State Street became co-administrator to the Acquiring Fund on July 1, 2002 and to the Acquired Fund on August 1, 2002. Prior to that, PFPC, Inc. served as co-administrator to the Funds. CSAMSI is the distributor of both Funds. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer agent and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Fund's assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent accountants for each of the Funds.

         The Acquired Fund pays CSAM a management fee of .50% of its average daily net assets and the Acquiring Fund pays CSAM a management fee of .50% of its average daily net assets. In addition to the management fee, each Fund pays a co-administration fee to CSAMSI of .10% of their respective average daily net assets. Each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.

         Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

INTEREST OF CSAM IN THE ACQUISITION

         CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of the assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates and to reduce the amount of fees and expenses required to be waived to maintain total fees and expenses of the Acquiring Fund at agreed upon levels. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of

June 12, 2003, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Acquired Fund (see "Information About the Acquisition--Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting in the manner instructed by the customers for which such shares are held. As of June 12, 2003, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate 1,220,492.078 shares or 33.34 % of the Acquired Fund's outstanding shares. See "Voting Information."

         CSAM may also be deemed to have an interest in the Plan and the Acquisition because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

INFORMATION ON SHAREHOLDERS' RIGHTS

         GENERAL. The Acquired Fund and the Acquiring Fund are each open-end management investment companies registered under the 1940 Act. The Acquiring Fund is a Massachusetts business trust organized on January 20, 1987 and is governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The Acquired Fund is a Maryland corporation that was incorporated on June 21, 1988 and is governed by its Articles of Incorporation, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Acquiring Fund has an authorized capital of an unlimited number of shares of beneficial interest with a par value of $.001 per share, of which an unlimited number are designated Advisor Class, an unlimited number are designated Common Class, an unlimited number are designated Class A, an unlimited number are designated Class B and an unlimited number are designated Class C. The Acquired Fund has an authorized capital of six billion full and fractional shares of stock, with a par value of $.001 per share, of which two billion are designated Common Class, Class A, two billion are designated Class B and Class C. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions.

         MULTI-CLASS STRUCTURE. Each Fund is authorized to offer multiple classes of shares. The Acquired Fund currently offers Common Class, Class A, Class B and Class C shares. The Acquiring Fund currently offers Common Class, Class A, Class B, Class C and Advisor Class shares. Each Fund's Common Class shares are closed to new investors, with limited exceptions.

         DIRECTORS/TRUSTEES. The By-Laws of the Funds provide that the term of office of each Director/Trustee shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director/Trustee of the Acquired Fund or the Acquiring Fund may be removed by a majority of the votes entitled to be cast for the election of directors. Vacancies on the Boards of either Fund may be filled by the

Directors/Trustees remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Directors/Trustees if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors/Trustees then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Directors/Trustees whenever (a) fewer than a majority of the Directors/Trustees then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Directors/Trustees and must be filled.

         VOTING RIGHTS. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Directors/Trustees. At such times, the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees.

         In addition, each Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least 10% percent of the votes entitled to be cast at the meeting, provided, however, if the matter to be considered at such special meeting is substantially the same as another voted on at any special meeting of shareholders held in the last twelve months, the Acquired Fund does not have to hold the meeting unless requested to do so by a majority of the shareholders entitled to vote. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence, in person or by proxy, of at least one-third of the outstanding shares of the Acquired Fund entitled to vote at a shareholder meeting will constitute a quorum whereas the presence, in person or by proxy, of at least a majority of shares of the Acquiring Fund entitled to vote at a meeting will constitute a quorum.

         LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Directors/Trustees, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

         INVOLUNTARY REDEMPTIONS. Each Fund is permitted to redeem shares held by a shareholder if the Board of Directors/Trustees determines that doing so is in the best interest of the Fund. Redemption proceeds may be paid in cash or in kind. The exercise of the power granted to the Directors/Trustees under the Articles of Incorporation/Declaration of Trust to involuntarily redeem shares would be subject to the Director's/Trustee's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

         LIABILITY OF DIRECTORS OR TRUSTEES. The constituent documents of each Fund provide that its Directors/Trustees and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Director/Trustee or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director/Trustee or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Acquired Fund, to the fullest extent permitted by applicable law and, in the case of both Funds, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director/Trustee or officer.

         RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquired Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the Acquired Fund on file at its principal offices. Massachusetts business trust law does not have such provisions. However, the Acquiring Fund's Declaration of Trust provides that the records of the Acquiring Fund shall be open to inspection by shareholders to the same extent as is permitted to stockholders of a corporation under the Massachusetts business corporation statute.

         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Acquired Fund do not have personal liability for corporate acts and obligations. Massachusetts law provides that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for the obligation of the Acquiring Fund. However, the Declaration of Trust of the Acquiring Fund disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such Fund or a Trustee. The Plan contains such a disclaimer. The Declaration of Trust of the Acquiring Fund provides for indemnification from the Acquiring Fund's property for all losses and expenses arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Acquiring Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Acquiring Fund.

         The foregoing is only a summary of certain characteristics of the operations of each of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

CONCLUSION

         The Plan was approved by the Board of Directors of the Acquired Fund and by the Board of Trustees of the Acquiring Fund on May 20, 2003. The Board of each Fund has determined that the Acquisition is in the best interests of its shareholders and that the interests of existing shareholders of its Fund would not be diluted as a result of the Acquisition. If the shareholders of the Acquired Fund do not approve the Plan or if the Acquisition is not completed, the Acquired Fund will continue to engage in business as a registered investment company and its Board of Directors will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund.

         THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT) RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

                             ADDITIONAL INFORMATION

         The Acquiring Fund and the Acquired Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 2:00 p.m. on August 15, 2003, at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Fund on or about June 27, 2003. Only shareholders of record as of the close of business on June 12, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of June 12, 2003, the Acquired Fund had the following shares outstanding and entitled to vote: 3,207,083.828

Common Class shares, 40,758.577 Class A shares, 244,253.562 Class B shares and 169,036.684 Class C shares. The holders of one-third of the outstanding shares of the Acquired Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of "no" votes for the Proposal which requires the approval of a specified percentage of the outstanding shares of the Acquired Fund.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Proposal and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3140 or by voting in person at the Special Meeting.

         CSAM has retained D.F. King & Co., Inc. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. The expenses of the Acquisition, which are currently estimated to be $90,000, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Upon request, banks, brokerage houses and other institutions, nominees and fiduciaries may be reimbursed for their expenses in forwarding proxy materials to beneficial owners.

         In the event that a quorum necessary to vote on the Proposal at the Special Meeting is not present or sufficient votes to approve any proposal are not received prior to 2:00 p.m. on August 15, 2003, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies to receive the vote necessary for its passage or to obtain a quorum. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the Acquired Fund.

         As of June 12, 2003, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers with respect to the Acquired Fund as set forth above under "Proposal 1-Information About the Acquisition -- Share Ownership of the Acquired Fund."

                                 OTHER BUSINESS

         The Board of Directors of the Acquired Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

         The approval of shareholders of the Acquiring Fund is not required in order to effect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statement of assets and liabilities of each of the Acquiring Fund and the Acquired Fund, each as of October 31, 2002, including their respective schedules of portfolio investments and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund's share class has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants to each of the Funds, given on the authority of such firm as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

         The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated June 27, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

         1. The current Statement of Additional Information for the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof.

         2. The current Statement of Additional Information for the Acquired Fund, dated February 28, 2003, as supplemented as of the date hereof.

The most recent Annual Report and Semi-Annual report of the Funds will also be sent to all shareholders requesting a copy of such report.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Sullivan & Worcester LLP as to certain matters under Massachusetts law.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 20th day of June, 2003, between and among Credit Suisse Fixed Income Fund, a Massachusetts business trust (the "Acquiring Fund"), and Credit Suisse Investment Grade Bond Fund, Inc., a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the applicable class or classes of the Acquiring Fund ("Acquiring Fund Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund ("Acquired Fund Shareholders") in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing Acquiring Fund Shareholders would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of each class of the Acquiring Fund Shares, including fractional

Acquiring Fund Shares, of each class of the Acquired Fund determined by dividing the value of the Acquired Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph
5.7 hereof.

         1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund Shareholders of record determined as of the close of business on the Closing Date the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (Fund Shares") will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

         2.     Valuation

         2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectuses or statement of additional information.

         2.2. The number of Class A, Class B, Class C and Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Class A, Class B, Class C and Common Class, respectively, Acquired Fund Shares shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its respective Class A, Class B, Class C and Common Class shares, determined using the same valuation procedures referred to in paragraph 2.1, by the per share net asset value of the Class A, Class B, Class C and Class A, respectively, Acquiring Fund Shares computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

         2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

         3.   Closing and Closing Date

         3.1. The Closing Date for the Reorganization shall be August 29, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

         3.2. State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

         3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund Shareholders and the number and class of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         4.   Representations and Warranties

         4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

         (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

         (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

         (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Acquired Fund's Articles of Incorporation or ByLaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

         (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

         (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

         (f) The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2002, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of October 31, 2002 not disclosed therein;

         (g) Since October 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in the per share net asset value of the Acquired Fund Shares due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change;

         (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the issued and outstanding Acquired Fund Shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

         (j) All issued and outstanding Acquired Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Directors, and subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (collectively, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

         4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

         (a) The Acquiring Fund is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts;

         (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

         (c) The current prospectuses and statement of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund's Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

         (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

         (g) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in the per share net asset value of the Acquiring Fund Shares due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring

Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

         (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

         (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

         (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Acquiring Fund's Agreement and Declaration of Trust, non-assessable, by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and, except as set forth in the Acquiring Fund's Agreement and Declaration of Trust, non-assessable, by the Acquiring Fund;

         (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

         (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

         5.   Covenants of the Acquired Fund and the Acquiring Fund

         5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

         5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

         5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their respective shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Trustees of the Acquiring Fund (collectively, the "Disinterested Trustees"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

         5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

         5.9. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

         6.   Conditions Precedent to Obligations of the Acquired Fund

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, President, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

         6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

         That (a) the Acquiring Fund is a validly existing business trust under the laws of The Commonwealth of Massachusetts, and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and, except as set forth in the Acquiring Fund's Agreement and Declaration of Trust, non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Agreement and Declaration of Trust or By-Laws, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

         With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Sullivan & Worcester LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

         In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.4 The Board of Trustees of the Acquiring Fund, including a majority of the trustees who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         7.   Conditions Precedent to Obligations of the Acquiring Fund

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

         7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, President, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

         7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

         That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

         In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2002.

         7.9. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

         7.10. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

         (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to Acquired Fund Shareholders in exchange for Acquired Fund Shares, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares; (d) no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

         9.   Brokerage Fees and Expenses; Other Agreements

         9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

         9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

         9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

         10.  Entire Agreement; Survival of Warranties

         10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

         11.  Termination

         11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) either the Acquired Fund or the Acquiring Fund by written notice to the other; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the Acquired Fund, or their respective Trustees, Directors or officers, to the other party or parties.

         12.  Amendments

         This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

         13.  Notices

              Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

         466 Lexington Avenue
         New York, NY 10017
         Attention: Hal Liebes, Esq.

    or to the Acquired Fund at:

         466 Lexington Avenue
         New York, NY 10017
         Attention: Hal Liebes, Esq.

         14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

         14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in
Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund, and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, officers or shareholders of the Acquired Fund or the Acquiring Fund are personally liable hereunder. All persons dealing with the Acquiring Fund should look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.




By: /s/ Hal Liebes

Name: Hal Liebes
Title: Vice President and Secretary

Attestation By: /s/ Gregory N. Bressler

Name: Gregory N. Bressler
Title: Assistant Secretary

CREDIT SUISSE FIXED INCOME FUND




By: /s/ Hal Liebes

Name: Hal Liebes
Title: Vice President and Secretary

Attestation By: /s/ Gregory N. Bressler

Name:  Gregory N. Bressler
Title: Assistant Secretary

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC




By: /s/ Hal Liebes

Name: Hal Liebes
Title: Managing Director

Attestation By: /s/ Gregory N. Bressler

Name: Gregory N. Bressler
Title: Managing Director

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

CS-IGBMRGR-0603

                                                                       Exhibit B

                               FORM OF PROXY CARD

                 CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2003 AT 2:00 P.M.

I hereby appoint Rocco Del Guercio and Gregory Bressler, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Investment Grade Bond Fund, Inc. (the "Fund"), as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Friday, August 15, 2003, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated June 27, 2003. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Funds. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
--------------------------------         ----------------------------------

--------------------------------         ----------------------------------

--------------------------------         ----------------------------------

--------------------------------         ----------------------------------



X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

-------------------------------------------------      THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A
 CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.        VOTE FOR THE PROPOSAL
-------------------------------------------------           ---

              VOTE THIS CARD TODAY                                                          For       Against       Abstain
        By mail; phone (1-800-714-3312);              1. To approve an Agreement
             fax (212-269-2796); or                      and Plan of Reorganization (the    [ ]         [ ]            [ ]
       ONLINE AT WWW.CREDITSUISSEFUNDS.COM               "Plan") providing that
           (CLICK ON THE PROXY BUTTON)                   Credit Suisse
                                                         Investment Grade Bond
                                                         Fund, Inc. (the
                                                         "Acquired Fund"), would
                                                         transfer all of its
                                                         assets in exchange for
                                                         shares of Credit Suisse
                                                         Fixed Income Fund (the
                                                         "Acquiring Fund"), and
                                                         the assumption by the
                                                         Acquiring Fund of the
                                                         Acquired Fund's
                                                         liabilities, (ii) such
                                                         shares of the Acquiring
                                                         Fund would be
                                                         distributed to
                                                         shareholders of the
                                                         Acquired Fund in
                                                         liquidation of the
                                                         Acquired Fund, and
                                                         (iii) the Acquired Fund
                                                         would subsequently be
                                                         dissolved.




Please be sure to sign and date this Proxy.  Date       Mark box at right if an address change
------------------------------------------- ---------   or comment has been noted on the reverse
                                                        side of this card.

----------------------------- -----------------------
Shareholder sign here         Co-owner sign here        RECORD DATE SHARES:


                       STATEMENT OF ADDITIONAL INFORMATION

                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 875-2874

         RELATING TO THE ACQUISITION BY CREDIT SUISSE FIXED INCOME FUND
                             (THE "ACQUIRING FUND")

         OF THE ASSETS OF CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.
                             (THE "ACQUIRED FUND").

                              DATED: JUNE 27, 2003

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

    1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2003.

    2. Statement of Additional Information for the Acquired Fund, dated February 28, 2003.

    3.  Annual Report of the Acquiring Fund for the year ended October 31, 2002.

    4.  Annual Report of the Acquired Fund for the year ended October 31, 2002.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated June 27, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

The Annual Report of each of the Acquired Fund and the Acquiring Fund for the year ended October 31, 2002, including audited financial statements, notes to the financial statements and report of the independent accountants, are incorporated by reference herein. To obtain a copy of the Annual Reports (and any more recent semi-annual report) without charge, please call (800) 927-2874.

                         PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2002 and the unaudited pro forma condensed Statement of Operations for the fiscal year ended October 31, 2002 for each of the Acquiring Fund and the Acquired Fund, as adjusted, giving effect to the Acquisition.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)

                                    Acquired Fund                   Acquiring Fund
                                    Credit Suisse                   Credit Suisse
                                 Investment Grade Bond               Fixed Income           Adjustments            Pro Forma
                              ----------------------------   -----------------------------  -----------  ---------------------------
                                  Cost           Value          Cost          Value                           Cost          Value
                                  ----           -----          ----          -----                           ----          -----
ASSETS
   Investments at value        47,840,325   $47,754,070(1)   308,625,246  $302,640,279(1)                356,465,57(1)  $350,394,349
   Cash                                28            82                -           565                           28              647
   Collateral receivable for
   securities loaned                    -     3,463,095                     12,141,101                                    15,604,196
   Receivable for investment
   sold                                 -       683,566                -     3,354,520                            -        4,038,086
   Receivable for Fund shares
   sold                                 -        23,503                        226,647                                       250,150
   Dividends and interest
   receivable                           -       351,343                -     2,637,982                            -        2,989,325
   Receivable from advisor              -        39,685                -             -        31,660(a)           -           71,345
   Variation margin receivable                        -                        105,920                                       105,920
   Prepaid expenses                     -        31,660                -        34,906      (31,660)(a)           -           34,906
   Other assets                         -         2,461                -         2,160                            -            4,621
                                             ----------                    -----------                                   -----------
       Total Assets                          52,349,465                    321,144,080                                   373,493,545
                                             ----------                    -----------                                   -----------

LIABILITIES
   Payable for investments
   purchased                                 12,142,682                     78,109,785                                    90,252,467
   Advisory fee payable                               -                -        35,614                            -           35,614
   Administration fee payable                     4,283                         45,522                                        49,805
   Distribution fee payable                       1,148                         11,462                                        12,610
   Directors'/Trustees' fee
   payable                                        2,281                          2,281                                         4,562
   Payable on return of
   securities loaned                    -     3,463,095                -    12,141,101                            -       15,604,196
   Payable for Fund shares
   redeemed                                      43,448                -       278,626                            -          322,074
   Dividend payable                              10,544                         63,653                                        74,197
   Accrued expenses payable                      30,560                        107,138                                       137,698
                                                 ------                        -------                                       -------
       Total Liabilities                     15,698,041                     90,795,182                                   106,493,223
                                             ==========                     ==========                                   ===========

NET ASSETS                                   36,651,424                    230,348,898                -                  267,000,322
                                             ==========                    ===========                                   ===========


COMMON CLASS
Net Assets                                   35,030,854                    194,688,461  (35,030,854)(b)                  194,688,461
Shares outstanding                            3,495,648                     20,672,405   (3,495,648)(b)                   20,672,405
Net assets value, offering price
and redemption price per share                    10.02                           9.42                                          9.42

ADVISOR CLASS
Net Assets                                            -                     25,649,954         -                          25,649,954
Shares outstanding                                    -                      2,723,136         -                           2,723,136
Net assets value, offering price
and redemption price per share                        -                           9.42         -                                9.42

CLASS A SHARES
Net Assets                                      255,720                      3,829,239  35,030,854  (b)                   39,115,813
Shares outstanding                               25,522                        406,392    3,720,508 (b)                    4,152,422
Net assets value and redemption
price per share                                   10.02                           9.42                                          9.42
   Maximum offering price per
     share (net asset value
     plus maximum sales charge)                   10.52                           9.89                                          9.99

CLASS B SHARES
Net Assets                                    1,143,336                      5,148,500               -                     6,291,836
Shares outstanding                              114,088                        546,683         7,152(c)                      667,923
Net assets value and offering
price
price per share                                   10.02                           9.42                -                         9.42

CLASS C SHARES
Net Assets                                      221,514                      1,032,744                -                    1,254,258
Shares outstanding                               22,098                        109,664        1,386 (d)                      133,148
Net assets value and
offering price per share                          10.02                           9.42                -                         9.42


(1)    Includes $3,366,741, $11,819,607 and $15,186,348 of securities on loan for the Acquired Fund, Acquiring Fund and ProForma tables, respectively.



                  See notes to pro forma financial statements.

                     Credit Suisse Investment Grade Bond Fund
                                 (Acquired Fund)
                       Pro Forma Schedule of Investments***
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
         CORPORATE BONDS (29.8%)

   $105  ALLTEL Corp., Global Senior Notes                                          (A, A2)        7/1/12      7           $118,470
    110  ALLTEL Corp., Global Senior Notes                                          (A, A2)        7/1/32      7.875        126,146
     55  AOL Time Warner, Inc., Global Bonds                                        (BBB+, Baa1)   4/15/31     7.625         50,000
    475  AT&T Corp., Global Notes                                                   (BBB+, Baa2)   3/15/09     6            454,330
     30  AT&T Corp., Global Notes                                                   (BBB+, Baa2)   3/15/29     6.5           25,890
     65  AT&T Wireless Services, Inc., Global Senior Notes                          (BBB, Baa2)    5/1/07      7.5           57,588
    360  AT&T Wireless Services, Inc., Global Senior Notes                          (BBB, Baa2)    3/1/31      8.75         288,766
    100  AT&T Wireless Services, Inc., Senior Notes                                 (BBB, Baa2)    3/1/11      7.875         87,151
    140  Baxter International, Inc., Notes                                          (A, A3)        5/1/07      5.25         146,393
    140  BB&T Corp., Global Subordinated Note                                       (A-, A2)       8/1/11      6.5          156,865
     50  Boeing Capital Corp., Global Bonds                                         (A+, A3)       1/15/13     5.8           48,740
     30  Burlington Resources Finance Co., Yankee Company Guaranteed                (BBB+, Baa1)   3/1/07      5.7           32,306
    110  Carnival Corp., Yankee Notes                                               (A, A2)        4/15/08     6.15         116,115
    140  Cincinnati Gas & Electric Co., Notes                                       (BBB, Baa1)    9/15/12     5.7          139,133
     55  Citizens Communications Co., Global Senior Notes                           (BBB, Baa2)    8/15/31     9             52,958
    330  Citizens Communications Co., Notes                                         (BBB, Baa2)    5/15/11     9.25         348,768
     20  Clear Channel Communications, Inc., Debentures                             (BBB-, Baa3)   10/15/27    7.25          19,493
    120  Clear Channel Communications, Inc., Global Senior Notes                    (BBB-, Baa3)   11/1/06     6            123,622
    385  Comcast Cable Communications, Inc., Senior Notes                           (BBB, Baa3)    1/30/11     6.75         368,070
     35  ConAgra Foods, Inc., Notes                                                 (BBB+, Baa1)   9/15/11     6.75          39,566
      5  ConAgra Foods, Inc., Notes                                                 (BBB+, Baa1)   9/15/30     8.25           6,347
    135  Conoco Funding Co., Global Company Guaranteed                              (A-, A3)       10/15/31    7.25         153,851
     20  Conoco, Inc., Senior Global Notes                                          (A-, A3)       4/15/09     6.35          22,120
    245  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        2/1/07      5.5          255,011
     15  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        5/15/07     5.625         15,718
    350  Cox Communications, Inc., Notes                                            (BBB, Baa2)    11/1/10     7.75         375,014
     50  DaimlerChrysler NA Holding Corp., Global Company Guaranteed                (BBB+, A3)     6/15/10     8             56,274
    180  Deutsche Telekom International Finance BV                                  (BBB+, Baa1)   6/15/05     8.25         194,124
     85  Devon Energy Corp., Debentures                                             (BBB, Baa2)    4/15/32     7.95          98,881
    475  Dominion Resources, Inc.                                                   (BBB+, Baa1)   6/15/10     8.125        532,152
    100  El Paso Corp., Rule 144A, Private Placement, Notes++                       (BBB, Baa3)    6/15/12     7.875         67,117
    105  Energy East Corp., Notes                                                   (BBB, Baa2)    6/15/12     6.75         112,382
    160  Enterprise Products Partners LP, Company Guaranteed                        (BBB, Baa2)    2/1/11      7.5          158,669
    210  EOP Operating LP, Notes                                                    (BBB+, Baa1)   6/15/04     6.5          219,272
    140  Ford Motor Credit Co., Global Bonds                                        (BBB+, A3)     2/1/11      7.375        125,304
    370  Ford Motor Credit Co., Global Notes                                        (BBB, A3)      2/1/06      6.875        341,361
    115  Ford Motor Credit Co., Global Notes                                        (BBB, A3)      10/25/11    7.25         100,643
    170  General Motors Acceptance Corp., Global Notes                              (BBB, A2)      1/15/06     6.75         168,525
    150  General Motors Acceptance Corp., Global Notes                              (NR, A2)       8/28/07     6.125        144,248
    190  General Motors Corp., Global Notes                                         (BBB, A3)      1/15/11     7.2          178,952
    220  HCA, Inc., Notes                                                           (BBB-, Ba1)    7/1/07      7            233,602
    240  Household Finance Corp., Global Notes                                      (A-, A2)       1/30/07     5.75         213,662
    130  Lockheed Martin Corp., Bonds                                               (BBB, Baa2)    12/1/29     8.5          168,048
    105  Morgan Stanley Dean Witter, Global Unsubordinated                          (A+, Aa3)      4/15/06     6.1          112,828
    220  News America Holdings, Inc., Company Guaranteed                            (BBB-, Baa3)   2/1/13      9.25         249,072
    150  News America Holdings, Inc., Debentures                                    (BBB-, Baa3)   8/10/18     8.25         146,613
     90  Norsk Hydro A/S, Yankee Debentures                                         (A, A2)        6/15/23     7.75         105,807
     80  Oncor Electric Delivery Co., Rule 144A, Private Placement, Senior Secured
         Notes ++                                                                   (BBB, A3)      5/1/12      6.375         81,538
     70  Park Place Entertainment Corp., Senior Notes                               (BBB-, Ba1)    11/15/06    8.5           72,876
    335  Petronas Capital Ltd., Rule 144A, Private Placement, Company
         Guaranteed ++                                                              (BBB+, Baa1)   5/22/22     7.875        347,827
    260  PG&E National Energy Group, Global Senior Notes #                          (B-, B3)       5/16/11     10.375        55,900
    385  Progress Energy, Inc., Senior Notes                                        (BBB, Baa1)    3/1/06      6.75         395,830
     75  PSEG Power LLC, Rule 144A, Private Placement, Notes ++                     (BBB, Baa1)    6/1/12      6.95          65,380
      5  Safeway, Inc., Senior Debentures                                           (BBB, Baa2)    2/1/31      7.25           5,485
    155  Safeway, Inc., Senior Notes                                                (BBB, Baa2)    9/15/04     7.25         167,592
    205  Sprint Capital Corp.                                                       (BBB-, Baa3)   1/30/11     7.625        165,422
    200  Sprint Capital Corp., Senior, Global Company Guaranteed                    (BBB-, Baa3)   11/15/28    6.875        132,929
     65  Tennessee Gas Pipeline Co., Debentures                                     (BBB+, Baa2)   4/1/17      7.5           58,647
     45  Tennessee Gas Pipeline Co., Debentures                                     (BBB+, Baa2)   10/15/28    7             38,375
    180  The Boeing Co., Debentures                                                 (A+, A2)       8/15/42     7.5           56,960
    260  Tyson Foods, Inc., Global Notes                                            (BBB, Baa3)    10/1/04     6.625        274,872
    130  Verizon Global Funding Corp., Global Notes                                 (NR, A1)       6/15/12     6.875        138,970
    100  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       9/1/12      7.375        110,300
    245  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       12/1/30     7.75         263,460
     65  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       6/15/32     7.75          69,977
    225  Verizon New York, Inc.                                                     (A+, A1)       4/1/12      6.875        241,116
    245  Verizon Wireless, Inc., Rule 144A, Private Placement Notes++               (A+, A2)       12/15/06    5.375        242,163
    100  Viacom, Inc., Global Company Guaranteed                                    (A-, A3)       8/15/12     5.625        104,342
     45  Walt Disney Co., Global Notes                                              (BBB+, Baa1)   3/1/12      6.375         48,255
    160  Washington Mutual, Inc., Global Senior Notes                               (BBB+, A3)     1/15/07     5.625        169,732
     20  Waste Management, Inc., Notes                                              (BBB, Ba1)     4/30/04     8             20,652
    165  Waste Management, Inc., Rule 144A, Private Placements, Bonds++             (BBB, Ba1)     5/15/32     7.75         161,718
     80  Waste Management, Inc., Senior Notes                                       (BBB, Ba1)     8/1/10      7.375         84,141

         ASSET BACKED SECURITIES (5.7%)

                     Credit Suisse Investment Grade Bond Fund
                                 (Acquired Fund)
                       Pro Forma Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
   $535  Chase Credit Card Master Trust, Series 2000-2 Class A                      (AAA, Aaa)     7/15/05     1.903       $535,019
    185  CNH Equipment Trust, Series 2002-A, Class A3                               (AAA, Aaa)     7/17/06     2.053        185,648
    105  DaimlerChrylser Master Owner Trust, Series 2002-A, Class A                 (AAA, Aaa)     5/15/07     1.863        105,043
    225  Discover Card Master Trust I, Series 1999-5, Class A                       (AAA, Aaa)     12/18/06    1.983        225,440
    370  First USA Credit Card Master Trust, Series 2001-4 Class A                  (AAA, Aaa)     1/12/09     1.94         370,625
     95  Fleet Credit Master Trust II, Series 2002-A, Class A                       (AAA, Aaa)     10/15/07    1.853         95,040
    130  Ford Credit Floorplan Master Owner Trust, Series 2001-1, Class A           (AAA, Aaa)     7/17/06     1.893        130,197
     85  LB-UBS Commerical Mortgage Trust, Series 2002-C2, Class A4                 (AAA, Aaa)     6/15/31     5.594         89,776
    120  MBNA Master Credit Card Trust, Series 1996-M, Class A                      (AAA, Aaa)     4/15/09     1.88         120,172
    160  MMCA Automobile Trust, Series 2002-2, Class A3                             (AAA, Aaa)     7/17/06     3.67         164,002
     50  Morgan Stanley Mortgage Trust, Series 40, Class 8                          (AAA, Aaa)     7/20/21     7             49,936

         MORTGAGE-BACKED SECURITIES (54.6%)

    630  Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-TOP6,
         Class A2                                                                   (AAA, Aaa)     10/15/36    6.46         703,121
    125  Chase Funding Mortgage Loan, Series 2002-2, Class 1A4                      (AAA, Aaa)     8/25/28     4.877        128,331
    690  Fannie Mae                                                                 (AAA, Aaa)     12/10/07    6.56         693,288
  2,700  Fannie Mae, Global Notes                                                   (AAA, Aaa)     3/15/05     3.875      2,813,940
     80  Fannie Mae, Global Notes                                                   (AAA, Aaa)     4/15/07     5.25          87,227
    910  Fannie Mae, Global Notes                                                   (AAA, Aaa)     3/15/12     6.125      1,022,967
    336  Fannie Mae, Pool #498569                                                   (AAA, Aaa)     5/1/29      7.5          356,062
    256  Fannie Mae, Pool #499251                                                   (AAA, Aaa)     7/1/29      7            267,494
    430  Fannie Mae, Pool #501931                                                   (AAA, Aaa)     2/1/30      7            449,854
     12  Fannie Mae, Pool #503857                                                   (AAA, Aaa)     7/1/29      7.5           12,641
    155  Fannie Mae, Pool #515160                                                   (AAA, Aaa)     9/1/29      7.5          163,594
      9  Fannie Mae, Pool #517826                                                   (AAA, Aaa)     2/1/30      7              9,196
     11  Fannie Mae, Pool #521146                                                   (AAA, Aaa)     12/1/29     7             11,075
     19  Fannie Mae, Pool #524164                                                   (AAA, Aaa)     11/1/29     7             19,856
     99  Fannie Mae, Pool #524946                                                   (AAA, Aaa)     3/1/30      8            105,635
     54  Fannie Mae, Pool #530172                                                   (AAA, Aaa)     3/1/30      7.5           56,733
     86  Fannie Mae, Pool #532011                                                   (AAA, Aaa)     3/1/30      7.5           90,728
    155  Fannie Mae, Pool #533091                                                   (AAA, Aaa)     3/1/30      7.5          164,321
     20  Fannie Mae, Pool #533421                                                   (AAA, Aaa)     3/1/30      8             21,710
    206  Fannie Mae, Pool #533440                                                   (AAA, Aaa)     1/1/30      8            220,295
     57  Fannie Mae, Pool #533714                                                   (AAA, Aaa)     3/1/30      8             60,457
    796  Fannie Mae, Pool #650077                                                   (AAA, Aaa)     7/1/32      7.5          842,673
    430  Fannie Mae, Pool #662830                                                   (AAA, Aaa)     10/1/32     7.5          454,985
  1,470  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/17     6.5        1,543,956
  3,660  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/26     8          3,913,931
  1,850  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/28     7          1,933,250
  1,520  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/29     6          1,562,742
  2,075  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/29     6.5        2,150,219
    150  J.P. Morgan Chase Commercial Mortgage Securities, Series 2002-CIB4,
         Class A3                                                                   (AAA, Aaa)     5/12/34     6.162        163,507

         FOREIGN BONDS (0.9%)

    110  British Telecommunications PLC, Global Notes (Great Britian)               (A-, Baa1)     12/15/05    7.625        122,848
    250  TELUS Corp., Yankee Notes (Canada)                                         (BBB, Ba1)     6/1/11      8            193,750

         UNITED STATES TREASURY OBLIGATIONS (12.1%)

  1,795  United States Treasury Bonds                                               (AAA, Aaa)     2/15/31     5.375      1,895,199
    414  United States Treasury Notes                                               (AAA, Aaa)     1/15/08     3.625        448,589
    419  United States Treasury Notes                                               (AAA, Aaa)     1/15/10     4.25         472,945
    231  United States Treasury Notes                                               (AAA, Aaa)     7/15/12     3            243,081
  1,315  United States Treasury Notes                                               (AAA, Aaa)     8/15/12     4.375      1,365,546

         SHORT-TERM U.S. GOVERNMENT AGENCY (17.7%)

  3,800  Federal Home Loan Bank, Discount Notes                                     (AAA, Aaa)     11/1/02     1.5        3,800,000
  2,700  Federal Home Loan Bank, Discount Notes                                     (AAA, Aaa)     11/1/02     1.69       2,700,000
  3,487  State Street Bank & Trust Co. Euro Time Deposit (Cost $3,487,000)                         11/1/2      1.75       3,487,000
                                                                                                                       ------------

         TOTAL INVESTMENTS AT VALUE  (Cost $47,840,325)                                                                 $47,754,070
                                                                                                                       ============


*** No holdings of the Acquiring Fund or the Acquired Fund are expected to require liquidation as a result of the Acquisition solely due to prospectus limitations.




                         Credit Suisse Fixed Income Fund
                                (Acquiring Fund)
                       Pro Forma Schedule of Investments***
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
         CORPORATE BONDS (39.1%)

   $135  Abraxas Petroleum Corp., Series B, Company Guaranteed (Callable 12/05/02
         @ $100.00)                                                                 (CCC-, B3)     3/15/03     12.875      $135,000
    300  Agrilink Foods, Inc., Company Guaranteed, Senior Subordinated Notes
         (Callable 11/01/03 @ $105.94)                                              (B-, B3)       11/1/08     11.875       312,000
    105  AK Steel Corp., Company Guaranteed (Callable 02/15/04 @ $103.94)           (BB, B1)       2/15/09     7.875        105,000
    175  Alamosa PCS Holdings, Inc., Company Guaranteed, Senior Discount Notes
         (Callable 02/15/05 @ $106.44) +                                            (CCC, Caa3)    2/15/10     12.875        25,375
  1,580  Allied Waste North America, Series B, Company Guaranteed (Callable
         08/01/04 @ $105.00)                                                        (B+, B2)       8/1/09      10         1,524,700
     85  Allied Waste North America, Series B, Company Guaranteed, Senior Notes
         (Callable 01/01/04 @ $103.94)                                              (BB-, Ba3)     1/1/09      7.875         81,175
  1,600  Allied Waste North America, Series B, Global Company Guaranteed            (BB-, Ba3)     4/1/08      8.875      1,592,000
    220  ALLTEL Corp., Global Senior Notes                                          (A, A2)        7/1/12      7            248,223
    760  ALLTEL Corp., Global Senior Notes                                          (A, A2)        7/1/32      7.875        871,558
    345  Ameristar Casinos, Inc., Global Company Guaranteed (Callable 02/15/06 @
         $105.38)                                                                   (B, B3)        2/15/09     10.75        374,325
    355  AOL Time Warner, Inc., Global Bonds                                        (BBB+, Baa1)   4/15/31     7.625        322,726
    350  Appleton Papers, Inc., Series B, Global Company Guaranteed (Callable
         12/15/05 @ $106.25)                                                        (B+, B3)       12/15/08    12.5         365,750
    280  Applied Extrusion Technologies, Inc., Series B, Company Guaranteed
         (Callable 07/01/06 @ $105.38)                                              (B, Caa1)      7/1/11      10.75        169,400
     65  Archibald Candy Corp., Company Guaranteed, Senior Secured Notes (Callable
         12/05/02 @ $102.56)0                                                       (NR, Caa2)     7/1/04      10.25         32,175
    455  Argosy Gaming Co., Company Guaranteed (Callable 06/01/04 @ $105.38)        (B+, B2)       6/1/09      10.75        502,775
    270  Armkel LLC & Armkel Financial, Global Senior Subordinated Notes (Callable
         08/15/05 @ $104.75)                                                        (B-, B2)       8/15/09     9.5          289,575
  1,085  AT&T Corp., Global Notes                                                   (BBB+, Baa2)   3/15/09     6          1,037,786
    240  AT&T Corp., Global Notes                                                   (BBB+, Baa2)   3/15/29     6.5          207,116
  1,290  AT&T Corp., Global Senior Notes                                            (BBB+, Baa2)   11/15/11    7.3        1,266,665
  1,215  AT&T Wireless Services, Inc., Global Senior Notes                          (BBB, Baa2)    5/1/07      7.5        1,076,454
    495  AT&T Wireless Services, Inc., Global Senior Notes                          (BBB, Baa2)    3/1/31      8.75         397,052
    680  AT&T Wireless Services, Inc., Senior Notes                                 (BBB, Baa2)    3/1/11      7.875        592,629
    230  Aurora Foods, Inc., Series B, Senior Subordinated Notes (Callable
         07/01/03 @ $106.38)                                                        (CCC, Caa3)    7/1/08      8.75         101,200
    540  Avecia Group PLC, Global Company Guaranteed (Callable 07/01/04 @ $105.50)  (B-, B3)       7/1/09      11           456,300
    120  Aztar Corp., Senior Subordinated Notes (Callable 05/15/03 @ $104.44)       (B+, Ba3)      5/15/07     8.875        120,000
    665  Baxter International, Inc., Notes                                          (A, A3)        5/1/07      5.25         695,369
    200  Bluegreen Corp., Company Guaranteed                                        (B, B3)        4/1/08      10.5         170,000
  1,195  Boeing Capital Corp., Global Bonds                                         (A+, A3)       1/15/13     5.8        1,164,886
    175  Box USA Holdings, Series B, Senior Secured Notes (Callable 12/05/02
         @ $104.00)                                                                 (B, B3)        6/1/06      12           182,000
    215  Boyd Gaming Corp., Company Guaranteed (Callable 08/01/05 @ $104.62)        (BB-, Ba3)     8/1/09      9.25         233,813
    295  Building Materials Corp., Company Guaranteed                               (B, B2)        12/1/08     8            216,825
    180  Burlington Resources Finance Co., Yankee Company Guaranteed                (BBB+, Baa1)   3/1/07      5.7          193,838
     90  Calpine Corp., Senior Notes                                                (B+, B1)       8/15/10     8.625         29,250
  1,825  Calpine Corp., Senior Notes                                                (B+, B1)       2/15/11     8.5          602,250
    625  Carnival Corp., Yankee Notes                                               (A, A2)        4/15/08     6.15         659,741
     10  Chancellor Media Corp., Company Guaranteed, Senior Notes                   (BBB-, Ba1)    11/1/08     8             10,588
  1,085  Charter Communications Holdings LLC, Global Senior Notes                   (B-, B3)       10/1/09     10.75        485,537
    550  Charter Communications Holdings LLC, Global Senior Notes                   (B-, B3)       11/15/09    9.625        237,875
     10  Charter Communications Holdings LLC, Senior Discount Notes (Callable
         04/01/04 @ $104.96)0                                                      (B-, B3)       4/1/11      8.625          3,150
     75  Charter Communications Holdings LLC, Senior Notes (Callable 04/01/04 @
         $104.31)                                                                   (B-, B3)       4/1/09      8.625         32,625
    225  Chesapeake Energy Corp., Global Company Guaranteed, Senior Notes
         (Callable 04/01/06 @ $104.06)                                              (B+, B1)       4/1/11      8.125        230,625
    175  Chukchansi Economic Development Authority, Rule 144A, Private Placement,
         Senior Notes (Callable 10/01/06 @ $113.00) ++                              (NA, NA)       6/15/09     14.5         161,437
    750  Cilcorp, Inc., Bonds                                                       (BB+, Baa2)    10/15/29    9.375        646,713
    825  Cincinnati Gas & Electric Co., Notes                                       (BBB, Baa1)    9/15/12     5.7          819,892
  1,155  Citizens Communications Co., Global Senior Notes                           (BBB, Baa2)    8/15/08     7.625      1,162,383
    320  Citizens Communications Co., Global Senior Notes                           (BBB, Baa2)    8/15/31     9            308,118
  1,130  Citizens Communications Co., Notes                                         (BBB, Baa2)    5/15/06     8.5        1,142,329
     35  Clear Channel Communications, Inc., Debentures                             (BBB-, Baa3)   10/15/27    7.25          34,113
    615  Clear Channel Communications, Inc., Global Senior Notes                    (BBB-, Baa3)   11/1/06     6            633,561
    200  CMS Energy Corp.                                                           (BBB-, Baa3)   9/15/06     6.25         190,976
     95  CMS Energy Corp., Senior Notes                                             (B+, B3)       1/15/09     7.5           68,492
    235  CMS Energy Corp., Series B, Senior Notes                                   (B+, B3)       1/15/04     6.75         190,409
     80  Coaxial Communications/Phoenix, Company Guaranteed, Senior Notes
         (Callable 12/05/02 @ $105.00)                                              (B, B3)        8/15/06     10            68,500
    280  Collins & Aikman Products Corp., Company Guaranteed, Senior Subordinated
         Notes (Callable 12/05/02 @ $103.83)                                        (B, B2)        4/15/06     11.5         233,100
  1,805  Comcast Cable Communications, Inc., Senior Notes                           (BBB, Baa3)    1/30/11     6.75       1,725,629
    420  ConAgra Foods, Inc., Notes                                                 (BBB+, Baa1)   9/15/11     6.75         474,794
    525  ConAgra Foods, Inc., Notes                                                 (BBB+, Baa1)   9/15/30     8.25         666,430
     10  Conoco Funding Co., Global Company Guaranteed                              (A-, A3)       10/15/11    6.35          11,020
  1,940  Conoco Funding Co., Global Company Guaranteed                              (A-, A3)       10/15/31    7.25       2,210,892

                         Credit Suisse Fixed Income Fund
                                (Acquiring Fund)
                       Pro Forma Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
    $60  Conoco, Inc., Senior Global Notes                                          (A-, A3)       4/15/09     6.35         $66,360
  1,690  Consolidated Natural Gas Co., Senior Notes                                 (BBB+, A3)     4/15/11     6.85       1,821,053
    415  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        6/15/04     6.85         438,252
    325  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        2/1/07      5.5          338,280
    425  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        5/15/07     5.625        445,344
  1,150  Cox Communications, Inc., Notes                                            (BBB, Baa2)    11/1/10     7.75       1,232,189
  1,600  CSC Holdings, Inc., Series B, Senior Notes                                 (BB-, B1)      4/1/11      7.625      1,316,000
    100  CSC Holdings, Inc., Series B, Senior Notes                                 (BB-, B1)      7/15/09     8.125         83,500
    175  DaimlerChrylser NA Holding Corp., Company Guaranteed, Global Notes         (BBB+, A3)     1/15/12     7.3          189,782
    160  Dayton Superior Corp., Company Guaranteed Notes (Callable 06/15/07 @
         $102.17)                                                                   (B-, Caa2)     6/15/09     13           125,600
    230  Denbury Management, Inc., Company Guaranteed, Senior Subordinated Notes
         (Callable 03/01/03 @ $104.50)                                              (B, B3)        3/1/08      9            235,175
    500  Devon Energy Corp., Debentures                                             (BBB, Baa2)    4/15/32     7.95         581,657
    510  Devon Financing Corp. ULC, Global Company Guaranteed                       (BBB, Baa2)    9/30/11     6.875        566,931
     80  DIVA Systems Corp., Series B, Senior Discount Notes (Callable 03/01/03 @
         $106.31)0                                                                  (NA, NR)       3/1/08      12.625         1,200
    600  El Paso Corp., Rule 144A, Private Placement, Notes ++                      (BBB-, Baa3)   6/15/12     7.875        402,703
    520  Energy East Corp., Notes                                                   (BBB, Baa2)    6/15/12     6.75         556,558

    870  Enterprise Products Partners LP, Company Guaranteed                        (BBB, Baa2)    2/1/11      7.5          862,762
    465  EOP Operating LP, Notes                                                    (BBB+, Baa1)   6/15/04     6.5          485,531
    500  EOP Operating LP, Senior Notes                                             (BBB+, Baa1)   2/15/05     6.625        529,017
    110  Extendicare Health Services, Inc., Company Guaranteed (Callable 12/15/02 @
         $104.67)                                                                   (CCC+, B3)     12/15/07    9.35          95,150
     20  Fisher Scientific International, Senior Subordinated Notes (Callable
         02/01/03 @ $104.50)                                                        (B, B3)        2/1/08      9             20,800
    130  Fleming Companies, Inc., Company Guaranteed (Callable 06/15/06 @ $104.62)  (B+, B2)       6/15/10     9.25         107,250
    145  Fleming Companies, Inc., Global Company Guaranteed (Callable 04/01/05 @
         $105.06)                                                                   (BB-, B2)      4/1/08      10.125       123,975
    170  Flextronics International, Ltd., Yankee Senior Subordinated Notes
         (Callable 07/01/05 @ $104.94)                                              (BB-, Ba2)     7/1/10      9.875        177,650
  2,550  Ford Motor Credit Co., Global Notes                                        (BBB, A3)      2/1/06      6.875      2,352,623
  1,290  Ford Motor Credit Co., Global Notes                                        (BBB, A3)      10/28/09    7.375      1,169,288
  3,080  General Motors Corp., Global Notes                                         (BBB, A3)      1/15/11     7.2        2,900,898
    270  General Motors Corp., Series MTN, Notes                                    (BBB, A2)      5/16/05     5.25         264,206
    290  Georgia-Pacific Corp., Senior Notes                                        (BB+, Ba1)     5/15/31     8.875        223,868
    280  Hard Rock Hotel, Inc., Series B, Senior Subordinated Notes (Callable
         12/05/02 @ $104.62)                                                        (B-, Caa1)     4/1/05      9.25         277,900
     90  HCA, Inc.                                                                  (BBB-, Ba1)    9/1/10      8.75         100,307
    235  HCA, Inc., Notes                                                           (BBB-, Ba1)    6/15/05     6.91         247,023
  1,175  HCA, Inc., Notes                                                           (BBB-, Ba1)    7/1/07      7          1,247,649
    530  Hilton Hotels Corp., Notes                                                 (BBB-, Ba1)    2/15/11     8.25         541,495
    135  Hockey Co. & Sports Maska, Inc., Senior Secured, Global Notes, Units
         (Callable 04/15/06 @ $105.62)                                              (NA, B2)       4/15/09     11.25        129,600
     50  Horseshoe Gaming Holding Corp., Series B, Company Guaranteed (Callable
         05/15/04 @ $104.31)                                                        (B+, B2)       5/15/09     8.625         52,875
  1,520  Household Finance Corp., Global Notes                                      (A-, A2)       1/30/07     5.75       1,353,191
     60  Insight Midwest, Global Senior Notes (Callable 11/01/05 @ $105.25)         (B+, B2)       11/1/10     10.5          52,200
     40  Insight Midwest, Senior Notes (Callable 10/01/04 @ $104.88)                (B+, B2)       10/1/09     9.75          34,200
    100  Iron Mountain, Inc., Company Guaranteed (Callable 04/01/06 @ $104.31)      (B, B2)        4/1/13      8.625        104,750
    200  Isle of Capri Casinos, Inc., Company Guaranteed (Callable 04/15/04 @
         $104.38)                                                                   (B, B2)        4/15/09     8.75         201,000
    515  ITT Corp.                                                                  (BBB-, Ba1)    11/15/05    6.75         499,952
     35  James Cable Partners LP, Series B, Senior Notes (Callable 12/05/02 @
         $102.69)                                                                   (NR, Ca)       8/15/04     10.75         17,325
    110  KB Home, Senior Subordinated Notes (Callable 02/15/06 @ $104.75)           (BB-, Ba3)     2/15/11     9.5          114,675
    215  Kerzner International, Ltd., Global Company Guaranteed, Senior
         Subordinated Notes (Callable 08/15/06 @ $104.44)                           (B+, B2)       8/15/11     8.875        217,150
  1,025  KeySpan Corp., Senior Notes                                                (A, A3)        11/15/30    8          1,233,537
    215  La Petite Academy, Inc., Series B, Company Guaranteed (Callable 05/15/03
         @ $105.00)                                                                 (CC, Ca)       5/15/08     10           112,875
    215  Land O' Lakes, Inc., Global Senior Notes (Callable 11/15/06 @ $104.38)     (B+, B2)       11/15/11    8.75         119,325
    300  Leslie's Poolmart, Senior Notes (Callable 12/05/02 @ $102.59)              (B-, B3)       7/15/04     10.375       280,125
     10  Level 3 Communications, Inc., Senior Notes (Callable 05/01/03 @ $104.56)   (CC, Caa3)     5/1/08      9.125          5,700
    125  Levi Strauss & Co., Notes                                                  (BB-, Caa1)    11/1/06     7            106,250
    140  Lin Televison Corp., Company Guaranteed (Callable 03/01/03 @ $104.19)      (B-, B3)       3/1/08      8.375        145,950
    715  Lockheed Martin Corp., Bonds                                               (BBB, Baa2)    12/1/29     8.5          924,266

    195  Lucent Technologies, Inc., Notes                                           (B-, Caa1)     7/15/06     7.25          98,475
    290  Magellan Health Services, Inc., Senior Subordinated Notes (Callable
         02/15/03 @ $104.50)                                                        (CC, Ca)       2/15/08     9             50,750
    370  Magnum Hunter Resources, Inc., Company Guaranteed (Callable 12/05/02
         @ $105.00)                                                                 (B+, B2)       6/1/07      10           386,650
    325  Majestic Investor Holdings, Company Guaranteed, Senior Secured Notes (
         Callable 11/30/05 @ $105.83)                                               (B, B2)        11/30/07    11.653       284,781
     20  Mandalay Resort Group, Senior Subordinated Notes (Callable 12/01/02 @
         $104.62)                                                                   (BB-, Ba3)     12/1/05     9.25          20,750
    295  Metaldyne Corp., Rule 144A, Private Placement, Senior Subordinated Notes
         (Callable 06/15/07 @ $105.50) ++                                           (B, B3)        6/15/12     11           210,925
     30  MGM Mirage, Inc., Company Guaranteed                                       (BB+, Ba2)     6/1/07      9.75          33,150
     50  Mission Resources Corp., Series C, Global Company Guaranteed (Callable
         12/05/02 @ $105.44)                                                        (B-, Caa1)     4/1/07      10.875        30,250
    315  Mississippi Chemical Corp., Bonds                                          (CCC, Caa2)    11/15/17    7.25          58,275
    490  Mohegan Tribal Gaming, Global Senior Subordinated Notes (Callable
         07/01/06 @ $104.19)                                                        (BB-, Ba3)     7/1/11      8.375        514,500
     60  Motors & Gears, Inc., Series D, Senior Notes (Callable 12/05/02 @
         $105.38)                                                                   (B-, Caa1)     11/15/06    10.75         51,300
    180  NBTY, Inc., Series B, Senior Subordinated Notes (Callable 12/05/02 @
         $104.31)                                                                   (B+, B1)       9/15/07     8.625        181,800
    620  News America Holdings, Inc., Company Guaranteed                            (BBB-, Baa3)   2/1/13      9.25         701,929
  1,190  News America Holdings, Inc., Debentures                                    (BBB-, Baa3)   8/10/18     8.25       1,163,132

                         Credit Suisse Fixed Income Fund
                                (Acquiring Fund)
                       Pro Forma Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
    $85  Nextel Communications, Inc., Senior Discount Notes (Callable 02/15/03 @
         $104.97) +                                                                 (B, B3)        2/15/08     9.95         $72,463
    960  Nextel Communications, Inc., Senior Notes (Callable 11/15/04 @ $104.688)   (B, B3)        11/15/09    9.375        828,000
  1,290  Nextlink Communications, Senior Discount Notes (Callable 12/01/04 @
         $106.06)0                                                                  (NR, Ca)       12/1/09     9.45           9,675
  1,805  Nextlink Communications, Senior Notes (Callable 12/01/04 @ $105.25)        (NR, Ca)       12/1/09     10.5          13,538
    495  Norsk Hydro A/S, Yankee Debentures                                         (A, A2)        6/15/23     7.75         581,936
    400  Nortek, Inc., Series B, Global Senior Subordinated Notes (Callable
         06/15/06 @ $104.94)                                                        (B-, B3)       6/15/11     9.875        379,000
     70  Northland Cable Television, Company Guaranteed, Senior Subordinated Notes
         (Callable 12/05/02 @ $105.12)                                              (CC, Caa1)     11/15/07    10.25         40,250
     30  Ocean Energy, Inc., Series B, Company Guaranteed (Callable 07/01/03 @
         $104.19)                                                                   (BB+, Ba1)     7/1/08      8.375         31,650
    525  Oncor Electric Delivery Co., Rule 144A, Private Placement, Senior Secured
         Notes ++                                                                   (BBB, A3)      5/1/12      6.375        535,091
    200  Owens-Brockway Glass Containers, Global Company Guaranteed (Callable
         02/15/06 @ $104.44)                                                        (BB, B2)       2/15/09     8.875        206,500
    150  Owens-Illinois, Inc., Senior Notes                                         (B+, B3)       5/15/08     7.35         134,625
    240  Packaged Ice, Inc., Series B, Company Guaranteed, Senior Unsecured Notes
         (Callable 12/05/02 @ $104.88)                                              (B-, Caa3)     2/1/05      9.75         178,800
  1,495  Park Place Entertainment Corp., Senior Subordinated Notes                  (BB+, Ba2)     12/15/05    7.875      1,506,213
     55  Parker Drilling Co., Series B, Senior Notes, Company Guaranteed (Callable
         11/15/04 @ $105.06)                                                        (B+, B1)       11/15/09    10.125        53,625
    320  Penn National Gaming, Inc., Company Guaranteed (Callable 03/15/06 @
         $104.44)                                                                   (B-, B3)       3/15/10     8.875        324,000
  1,775  Petronas Capital Ltd., Rule 144A, Private Placement, Company
         Guaranteed ++                                                              (BBB+, Baa1)   5/22/22     7.875      1,842,963
  1,775  PG&E National Energy Group, Global Senior Notes 0                          (D, Ca)        5/16/11     10.375       381,625
    280  Prime Hospitality Corp., Series B, Global Senior Subordinated Notes
         (Callable 05/01/07 @ $104.19)                                              (B+, B1)       5/1/12      8.375        256,200
    795  Progress Energy, Inc., Senior Notes                                        (BBB, Baa1)    3/1/06      6.75         817,364
  1,080  Progress Energy, Inc., Senior Notes                                        (BBB, Baa1)    3/1/31      7.75       1,064,599
    855  PSEG Power LLC, Global Company Guaranteed                                  (BBB, Baa1)    4/15/06     6.875        795,859
    305  PSEG Power LLC, Rule 144A, Private Placement, Notes ++                     (BBB, Baa1)    6/1/12      6.95         265,880
    300  Riviera Holdings Corp., Rule 144A, Private Placement, Company Guaranteed
         (Callable 06/15/06 @ $105.50) ++                                           (B+, B2)       6/15/10     11           275,250
     75  Ryland Group, Senior Notes (Callable 09/01/05 @ $104.88)                   (BB+, Ba2)     9/1/10      9.75          81,562
    615  Safeway, Inc., Senior Debentures                                           (BBB, Baa2)    2/1/31      7.25         674,642
    560  Safeway, Inc., Senior Notes                                                (BBB, Baa2)    9/15/04     7.25         605,495
    135  Salem Communications Corp., Series B, Company Guaranteed, Senior
         Subordinated Notes (Callable 12/05/02 @ $104.75)                           (B-, B3)       10/1/07     9.5          140,738
    140  Sbarro, Inc., Company Guaranteed, Senior Notes (Callable 09/15/04 @
         $105.50)                                                                   (B+, B2)       9/15/09     11           125,300
    120  Scotts Co., Company Guaranteed (Callable 01/15/04 @ $104.31)               (B+, B2)       1/15/09     8.625        125,400
     30  Sequa Corp., Senior Notes                                                  (BB-, Ba3)     8/1/09      9             25,350
     95  Sequa Corp., Series B, Senior Notes                                        (BB-, Ba3)     4/1/08      8.875         80,275
    140  Simmons Co., Series B, Senior Subordinated Notes (Callable 03/15/04 @
         $105.12)                                                                   (B-, B2)       3/15/09     10.25        149,800
    144  Southwest Royalties, Inc., Company Guaranteed (Callable 12/05/02 @
         $100.00)                                                                   (CCC-, NA)     6/30/04     10.5         143,820
     41  Southwest Royalties, Inc., Company Guaranteed, Senior Secured Notes
         (Callable 12/05/02 @ $100.00)                                              (CCC-, NA)     6/30/04     10.5          41,000
    250  Sovereign Bancorp, Inc., Senior Notes                                      (BBB-, Ba2)    11/15/06    10.5         280,000
    610  Sprint Capital Corp., Global Company Guaranteed                            (BBB-, Baa3)   1/15/07     6            492,722
  1,655  Sprint Capital Corp., Senior, Global Company Guaranteed                    (BBB-, Baa3)   11/15/28    6.875      1,099,986
  1,810  Starwood Hotels & Resorts Worldwide, Inc., Rule 144A, Private Placement,
         Notes ++                                                                   (BBB-, Ba1)    5/1/07      7.375      1,737,600
    120  Stater Brothers Holdings, Inc., Senior Notes (Callable 08/15/03 @
         $105.38)                                                                   (B-, B2)       8/15/06     10.75        121,800
    380  Stone Container Corp., Global Senior Notes (Callable 07/01/07 @ $104.19)   (B, B2)        7/1/12      8.375        393,300
    306  TeleCorp PCS, Inc., Company Guaranteed, Senior Subordinated Notes
         (Callable 04/15/04 @ $105.81) +                                            (BBB, Baa2)    4/15/09     11.625       255,510
    430  Tennessee Gas Pipeline Co., Debentures                                     (BBB, Baa2)    4/1/17      7.5          387,973
    305  Tennessee Gas Pipeline Co., Debentures                                     (BBB, Baa2)    10/15/28    7            260,093
    660  Tesoro Petroleum Corp., Global Senior Subordinated Notes (Callable
         04/01/07 @ $104.81)                                                        (B, B2)        4/1/12      9.625        339,900
    165  The Boeing Co., Debentures                                                 (A+, A2)       8/15/42     7.5          170,880
  1,075  Tyson Foods, Inc., Global Notes                                            (BBB, Baa3)    10/1/04     6.625      1,136,490
    110  U.S. Unwired, Inc., Series B, Company Guaranteed, Senior Discount Notes
         (Callable 11/01/04 @ $106.69) +                                            (CCC+, Caa2)   11/1/09     13.375         8,800
    160  Unisys Corp., Senior Notes                                                 (BB+, Ba1)     1/15/05     7.25         160,800
  2,126  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       6/15/12     6.875      2,272,694
    450  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       9/1/12      7.375        496,352
  1,395  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       12/1/30     7.75       1,500,106
    380  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       6/15/32     7.75         409,096
  2,095  Verizon Wireless, Inc., Rule 144A, Private Placement Notes ++              (A+, A2)       12/15/06    5.375      2,070,740
    510  Viacom, Inc., Global Company Guaranteed                                    (A-, A3)       8/15/12     5.625        532,144
    650  Voicestream Wireless Corp., Senior Discount Notes (Callable 11/15/04 @
         $105.94) +                                                                 (A-, Baa2)     11/15/09    11.875       542,750
    370  Voicestream Wireless Corp., Senior Notes (Callable 11/15/04 @ $105.19)     (A-, Baa2)     11/15/09    10.375       382,950
    295  Walt Disney Co., Global Notes                                              (BBB+, Baa1)   3/1/12      6.375        316,340
    725  Washington Mutual, Inc., Global Senior Notes                               (BBB+, A3)     1/15/07     5.625        769,094
    110  Waste Management, Inc., Notes                                              (BBB, Ba1)     4/30/04     8            113,587
    930  Waste Management, Inc., Rule 144A, Private Placements, Bonds ++            (BBB, Ba1)     5/15/32     7.75         911,500
    490  Waste Management, Inc., Senior Notes                                       (BBB, Ba1)     8/1/10      7.375        515,365
    170  Werner Holding Co., Inc., Series A, Company Guaranteed (Callable 12/05/02
         @ $105.00)                                                                 (B-, B2)       11/15/07    10           160,650
    190  Western Gas Resources, Inc., Company Guaranteed (Callable 06/15/04 @
         $105.00)                                                                   (BB-, Ba3)     6/15/09     10           200,450
     85  Westpoint Stevens, Inc., Senior Notes                                      (CCC+, Ca)     6/15/05     7.875         25,925
    920  Williams Companies, Inc., Notes                                            (B, B1)        9/1/21      7.875        519,800
    665  Williams Companies, Inc., Notes                                            (B, B1)        6/15/31     7.75         369,075

                         Credit Suisse Fixed Income Fund
                                (Acquiring Fund)
                       Pro Forma Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
   $340  Windsor Woodmont Black Hawk, Series B, First Mortgage (Callable 12/05/02
         @ $113.00)0                                                                (NR, NA)       3/15/05     13          $222,700
    940  XO Communications, Inc., Senior Discount Notes (Callable 04/15/03 @
         $104.72)                                                                   (NA, Ca)       4/15/08     9.45           7,050
    240  Yum! Brands, Inc., Senior Notes                                            (BB, Ba1)      7/1/12      7.7          249,600

         ASSET BACKED SECURITIES (3.9%)

    900  Chase Credit Card Master Trust, Series 2001-1, Class A                     (AAA, Aaa)     6/15/07     1.973        903,055
  1,050  CNH Equipment Trust, Series 2002-A, Class A3                               (AAA, Aaa)     7/17/06     2.073      1,053,681
    595  DaimlerChrylser Master Owner Trust, Series 2002-A, Class A                 (AAA, Aaa)     5/15/07     1.883        595,243
  1,295  Discover Card Master Trust I, Series 1999-5, Class A                       (AAA, Aaa)     12/18/06    1.983      1,297,535
    102  Donaldson Lufkin & Jenrette, Inc., Series 1989-1, Class F                  (AAA, Aaa)     8/1/19      11           117,812
    500  Embarcadero Aircraft Secs Trust                                            (BBB, A3)      8/15/25     1.803        400,000
    555  Fleet Credit Master Trust II, Series 2002-A, Class A                       (AAA, Aaa)     10/15/07    1.873        555,231
    755  Ford Credit Floorplan Master Owner Trust, Series 2001-1, Class A           (AAA, Aaa)     7/17/06     1.913        756,141
    830  LB-UBS Commerical Mortgage Trust, Series 2002-C2, Class A4                 (AAA, Aaa)     6/15/31     5.594        876,638
    575  MBNA Master Credit Card Trust, Series 1996-M, Class A                      (AAA, Aaa)     4/15/09     1.88         575,826
  1,045  MMCA Automobile Trust, Series 2002-2, Class A3                             (AAA, Aaa)     7/17/06     3.67       1,071,140
    289  Morgan Stanley Mortgage Trust, Series 40, Class 8                          (AAA, NR)      7/20/21     7            289,861
    493  Small Business Administration, Series 1992-20D, Class 1                    (NA, Aaa)      4/1/12      8.2          539,628

         MORTGAGE-BACKED SECURITIES (47.7%)

  4,005  Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-TOP6,
         Class A2                                                                   (AAA, Aaa)     10/15/36    6.46       4,469,842
  3,995  Fannie Mae, Global Notes                                                   (AAA, Aaa)     3/15/12     6.125      4,490,939
    415  Fannie Mae, Pool #252492                                                   (AAA, Aaa)     5/1/29      7.5          438,800
    214  Fannie Mae, Pool #252874                                                   (AAA, Aaa)     11/1/29     7.5          226,854
    263  Fannie Mae, Pool #253183                                                   (AAA, Aaa)     4/1/30      7.5          278,870
    237  Fannie Mae, Pool #270674                                                   (AAA, Aaa)     9/1/17      9            262,479
     87  Fannie Mae, Pool #447109                                                   (AAA, Aaa)     11/1/29     7.5           92,279
     14  Fannie Mae, Pool #504305                                                   (AAA, Aaa)     8/1/29      7.5           15,234
     40  Fannie Mae, Pool #504338                                                   (AAA, Aaa)     10/1/29     7.5           42,624
      8  Fannie Mae, Pool #504669                                                   (AAA, Aaa)     10/1/29     7.5            8,847
     15  Fannie Mae, Pool #504672                                                   (AAA, Aaa)     10/1/29     7.5           16,229
    188  Fannie Mae, Pool #533440                                                   (AAA, Aaa)     1/1/30      8            201,700
     74  Fannie Mae, Pool #533714                                                   (AAA, Aaa)     3/1/30      8             79,061
  4,644  Fannie Mae, Pool #650077                                                   (AAA, Aaa)     7/1/32      7.5        4,913,902
    276  Fannie Mae, Series 1999-52, Class TC                                       (AAA, Aaa)     5/25/22     7            276,399
     70  Fannie Mae Pool #004542                                                    (AAA, Aaa)     12/1/08     12            76,095
     16  Fannie Mae Pool #035574                                                    (AAA, Aaa)     10/1/08     8.75          17,200
      1  Fannie Mae Pool #076368                                                    (AAA, Aaa)     9/1/03      9.25             989
    605  Fannie Mae Pool #124211                                                    (AAA, Aaa)     12/1/21     5.412        618,489
    203  Fannie Mae Pool #124790                                                    (AAA, Aaa)     2/1/23      9            224,259
    265  Fannie Mae Pool #125136                                                    (AAA, Aaa)     7/1/07      8            281,117
     85  Fannie Mae Pool #243876                                                    (AAA, Aaa)     1/1/09      9             89,636
    259  Fannie Mae Pool #507037                                                    (AAA, Aaa)     8/1/29      7.5          274,337
     33  Fannie Mae Pool #508801                                                    (AAA, Aaa)     8/1/29      7.5           35,020
     74  Fannie Mae Pool #515542                                                    (AAA, Aaa)     10/1/29     8             79,088
    174  Fannie Mae Pool #515943                                                    (AAA, Aaa)     10/1/29     7.5          184,211
      2  Fannie Mae Pool #515955                                                    (AAA, Aaa)     10/1/29     7.5            2,495
     25  Fannie Mae Pool #516832                                                    (AAA, Aaa)     1/1/30      7.5           26,814
    270  Fannie Mae Pool #517894                                                    (AAA, Aaa)     3/1/30      7.5          286,253
     11  Fannie Mae Pool #521205                                                    (AAA, Aaa)     12/1/29     7.5           12,143
     37  Fannie Mae Pool #521369                                                    (AAA, Aaa)     12/1/29     7             38,377
     38  Fannie Mae Pool #523929                                                    (AAA, Aaa)     11/1/29     7.5           40,487
     75  Fannie Mae Pool #527587                                                    (AAA, Aaa)     12/1/29     7.5           79,830
     13  Fannie Mae Pool #527805                                                    (AAA, Aaa)     3/1/30      7.5           13,878
     77  Fannie Mae Pool #528126                                                    (AAA, Aaa)     3/1/30      7.5           81,338
     34  Fannie Mae Pool #528289                                                    (AAA, Aaa)     3/1/30      7.5           35,870
      6  Fannie Mae Pool #528508                                                    (AAA, Aaa)     2/1/30      7.5            6,639
     19  Fannie Mae Pool #528800                                                    (AAA, Aaa)     1/1/30      7             19,945
    184  Fannie Mae Pool #528803                                                    (AAA, Aaa)     1/1/30      7.5          195,260
     17  Fannie Mae Pool #529210                                                    (AAA, Aaa)     2/1/30      7.5           18,437
     61  Fannie Mae Pool #531075                                                    (AAA, Aaa)     2/1/30      8             65,074
     25  Fannie Mae Pool #532496                                                    (AAA, Aaa)     3/1/30      7.5           26,315
    195  Fannie Mae Pool #533026                                                    (AAA, Aaa)     3/1/30      8            208,630
    365  Fannie Mae Pool #533033                                                    (AAA, Aaa)     3/1/30      8            390,445
    110  Fannie Mae Pool #533586                                                    (AAA, Aaa)     3/1/30      7.5          115,961
    103  Fannie Mae Pool #534125                                                    (AAA, Aaa)     3/1/30      7.5          108,603
    159  Fannie Mae Pool #535083                                                    (AAA, Aaa)     12/1/29     7.5          168,062
  1,840  Fannie Mae Pool #535101                                                    (AAA, Aaa)     8/1/13      6.5        1,938,742
    111  Fannie Mae Pool #535159                                                    (AAA, Aaa)     2/1/30      7            116,003
  2,175  Fannie Mae Pool #653373                                                    (AAA, Aaa)     9/1/32      7.5        2,301,437
  9,560  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     6          9,828,827
  4,900  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     6.5        5,146,519
 13,040  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     6.5       13,512,700
 15,355  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     7         16,045,975
  1,840  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     7.5        1,946,374
 21,160  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     8         22,628,081
    661  Freddie Mac Pool #292065                                                   (AAA, Aaa)     4/1/17      8.5          716,578
    404  Freddie Mac Pool #606523                                                   (AAA, Aaa)     10/1/19     5.658        414,156
      8  Ginnie Mae Pool #058985                                                    (AAA, Aaa)     7/15/13     11             9,761
     10  Ginnie Mae Pool #068764                                                    (AAA, Aaa)     9/15/13     12            12,138
     76  Ginnie Mae Pool #093401                                                    (AAA, Aaa)     1/15/10     9.5           85,017
      2  Ginnie Mae Pool #296254                                                    (AAA, Aaa)     9/15/20     9.5            2,392
  3,278  Ginnie Mae Pool #508483                                                    (AAA, Aaa)     5/15/31     7          3,444,109
  1,004  Ginnie Mae Pool #545822                                                    (AAA, Aaa)     6/15/31     7.5        1,067,696
  7,705  Ginnie Mae TBA                                                             (AAA, Aaa)     11/1/17     7          8,092,654
  1,425  J.P. Morgan Chase Commercial Mortgage Securities, Series 2002-CIB4,
         Class A3                                                                   (NA, Aaa)      5/12/34     6.162      1,553,318

                         Credit Suisse Fixed Income Fund
                                (Acquiring Fund)
                       Pro Forma Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
 $1,215  LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class A1             (NA, Aaa)      10/15/32    7.105     $1,339,938

         FOREIGN BONDS (2.7%)

  1,325  British Telecommunications PLC, Global Bonds (United Kingdom)              (A-, Baa1)     12/15/30    8.875      1,604,787
    440  France Telecom SA, Global Notes                                            (BBB-, Baa3)   3/1/06      8.7          471,786
    410  Government of Russia                                                       (NA, NA)       5/14/08     3            309,550
     90  Intrawest Corp., Rule 144A, Private Placement, Senior Notes (Callable
         02/01/05 @ $105.25) (Canada) ++                                            (B+, B1)       2/1/10      10.5          90,900
    180  Intrawest Corp., Yankee Senior Notes (Callable 02/01/05 @ $105.25)
         (Canada)                                                                   (B+, B1)       2/1/10      10.5         181,800
  1,010  Republic of Philippines, Series B, Restructured Debt, Foreign Government
         Guaranteed (Callable 06/02/03 @ $100.00) (Philippines)                     (BB+, Ba1)     12/1/17     6.5          933,509
     65  Rogers Communications, Inc., Yankee Senior Notes (Callable 12/05/02 @
         $103.04)                                                                   (BB-, Ba1)     1/15/06     9.125         55,006
  1,165  Royal Bank of Scotland Group PLC, Series 3, Perpetual Global Bonds
         (Callable 12/31/05 @ $100.00) (United Kingdom)                             (A-, A1)       11/29/49    7.816      1,310,012
    300  TELUS Corp., Yankee Notes (Canada)                                         (BBB, Ba1)     6/1/07      7.5          249,000
  1,135  TELUS Corp., Yankee Notes (Canada)                                         (BBB, Ba1)     6/1/11      8            879,625

         UNITED STATES TREASURY OBLIGATIONS (3.4%)

    490  United States Treasury Bills +++                                           (AAA, Aaa)     2/13/03     1.59         488,046
    185  United States Treasury Bonds                                               (AAA, Aaa)     2/15/31     5.375        195,327
  2,343  United States Treasury Notes                                               (AAA, Aaa)     1/15/08     3.625      2,539,989
  2,883  United States Treasury Notes                                               (AAA, Aaa)     1/15/10     4.25       3,256,045
  1,372  United States Treasury Notes                                               (AAA, Aaa)     7/15/12     3          1,442,631

         COMMON STOCKS (0.0%)

  2,156  Southwest Royalties, Inc., Class A *^ (Cost $71,271)                                                                32,620

         WARRANTS (0.0%)

     65  Dayton Superior Corp., Wts., Rule 144A, strike $0.01, expires
         June 2009* ++
     40  GT Group Telecom, Inc., Rule 144A, expires February 2010 * ++                                                            40
     70  IWO Holdings, Inc., Rule 144A, strike $7.00, expires January 2011 * ++

         SHORT-TERM INVESTMENT (34.6%)

 38,005  Federal Home Loan Bank, Discount Notes (1)                                 (AAA , Aaa)    11/1/02     1.5       38,005,000
 26,995  Federal Home Loan Bank, Discount Notes (1)                                 (AAA , Aaa)    11/1/02     1.69      26,995,000
 14,784  State Street Bank & Trust Co. Euro Time Deposit                                           11/1/02     1.75      14,784,000
                                                                                                                       ------------

         TOTAL INVESTMENTS AT VALUE (Cost $308,625,246)                                                                $302,640,279
                                                                                                                       ============


*** No holdings of the Acquiring Fund or the Acquired Fund are expected to require liquidation as a result of the Acquisition solely due to prospectus limitations.


  Credit Suisse Investment Grade Bond Fund into Credit Suisse Fixed Income Fund
                   Pro Forma Combined Schedule of Investments***
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
         CORPORATE BONDS (39.1%)

   $135  Abraxas Petroleum Corp., Series B, Company Guaranteed (Callable 12/05/02
         @ $100.00)                                                                 (CCC-, B3)     3/15/03     12.875      $135,000
    300  Agrilink Foods, Inc., Company Guaranteed, Senior Subordinated Notes
         (Callable 11/01/03 @ $105.94)                                              (B-, B3)       11/1/08     11.875       312,000
    105  AK Steel Corp., Company Guaranteed (Callable 02/15/04 @ $103.94)           (BB, B1)       2/15/09     7.875        105,000
    175  Alamosa PCS Holdings, Inc., Company Guaranteed, Senior Discount Notes
         (Callable 02/15/05 @ $106.44) +                                            (CCC, Caa3)    2/15/10     12.875        25,375
   1580  Allied Waste North America, Series B, Company Guaranteed (Callable
         08/01/04 @ $105.00)                                                        (B+, B2)       8/1/09      10         1,524,700
     85  Allied Waste North America, Series B, Company Guaranteed, Senior Notes
         (Callable 01/01/04 @ $103.94)                                              (BB-, Ba3)     1/1/09      7.875         81,175
   1600  Allied Waste North America, Series B, Global Company Guaranteed            (BB-, Ba3)     4/1/08      8.875      1,592,000
    325  ALLTEL Corp., Global Senior Notes                                          (A, A2)        7/1/12      7            366,693
    870  ALLTEL Corp., Global Senior Notes                                          (A, A2)        7/1/32      7.875        997,704
    345  Ameristar Casinos, Inc., Global Company Guaranteed (Callable 02/15/06 @
         $105.38)                                                                   (B, B3)        2/15/09     10.75        374,325
    410  AOL Time Warner, Inc., Global Bonds                                        (BBB+, Baa1)   4/15/31     7.625        372,726
    350  Appleton Papers, Inc., Series B, Global Company Guaranteed (Callable
         12/15/05 @ $106.25)                                                        (B+, B3)       12/15/08    12.5         365,750
    280  Applied Extrusion Technologies, Inc., Series B, Company Guaranteed
         (Callable 07/01/06 @ $105.38)                                              (B, Caa1)      7/1/11      10.75        169,400
     65  Archibald Candy Corp., Company Guaranteed, Senior Secured Notes
         (Callable 12/05/02 @ $102.56)0                                             (NR, Caa2)     7/1/04      10.25         32,175
    455  Argosy Gaming Co., Company Guaranteed (Callable 06/01/04 @ $105.38)        (B+, B2)       6/1/09      10.75        502,775
    270  Armkel LLC & Armkel Financial, Global Senior Subordinated Notes (Callable
         08/15/05 @ $104.75)                                                        (B-, B2)       8/15/09     9.5          289,575
   1560  AT&T Corp., Global Notes                                                   (BBB+, Baa2)   3/15/09     6          1,492,116
    270  AT&T Corp., Global Notes                                                   (BBB+, Baa2)   3/15/29     6.5          233,006
   1290  AT&T Corp., Global Senior Notes                                            (BBB+, Baa2)   11/15/11    7.3        1,266,665
   1280  AT&T Wireless Services, Inc., Global Senior Notes                          (BBB, Baa2)    5/1/07      7.5        1,134,042
    855  AT&T Wireless Services, Inc., Global Senior Notes                          (BBB, Baa2)    3/1/31      8.75         685,818
    780  AT&T Wireless Services, Inc., Senior Notes                                 (BBB, Baa2)    3/1/11      7.875        679,780
    230  Aurora Foods, Inc., Series B, Senior Subordinated Notes (Callable
         07/01/03 @ $106.38)                                                        (CCC, Caa3)    7/1/08      8.75         101,200
    540  Avecia Group PLC, Global Company Guaranteed (Callable 07/01/04 @ $105.50)  (B-, B3)       7/1/09      11           456,300
    120  Aztar Corp., Senior Subordinated Notes (Callable 05/15/03 @ $104.44)       (B+, Ba3)      5/15/07     8.875        120,000
    805  Baxter International, Inc., Notes                                          (A, A3)        5/1/07      5.25         841,762
    140  BB&T Corp., Global Subordinated Note                                       (A-, A2)       8/1/11      6.5          156,865
    200  Bluegreen Corp., Company Guaranteed                                        (B, B3)        4/1/08      10.5         170,000
   1245  Boeing Capital Corp., Global Bonds                                         (A+, A3)       1/15/13     5.8        1,213,626
    175  Box USA Holdings, Series B, Senior Secured Notes (Callable 12/05/02 @
         $104.00)                                                                   (B, B3)        6/1/06      12           182,000
    215  Boyd Gaming Corp., Company Guaranteed (Callable 08/01/05 @ $104.62)        (BB-, Ba3)     8/1/09      9.25         233,813
    295  Building Materials Corp., Company Guaranteed                               (B, B2)        12/1/08     8            216,825
    210  Burlington Resources Finance Co., Yankee Company Guaranteed                (BBB+, Baa1)   3/1/07      5.7          226,144
     90  Calpine Corp., Senior Notes                                                (B+, B1)       8/15/10     8.625         29,250
   1825  Calpine Corp., Senior Notes                                                (B+, B1)       2/15/11     8.5          602,250
    735  Carnival Corp., Yankee Notes                                               (A, A2)        4/15/08     6.15         775,856
     10  Chancellor Media Corp., Company Guaranteed, Senior Notes                   (BBB-, Ba1)    11/1/08     8             10,588
   1085  Charter Communications Holdings LLC, Global Senior Notes                   (B-, B3)       10/1/09     10.75        485,537
    550  Charter Communications Holdings LLC, Global Senior Notes                   (B-, B3)       11/15/09    9.625        237,875
     10  Charter Communications Holdings LLC, Senior Discount Notes (Callable
         04/01/04 @ $104.96) 0                                                      (B-, B3)       4/1/11      8.625          3,150
     75  Charter Communications Holdings LLC, Senior Notes (Callable 04/01/04 @
         $104.31)                                                                   (B-, B3)       4/1/09      8.625         32,625
    225  Chesapeake Energy Corp., Global Company Guaranteed, Senior Notes
         (Callable 04/01/06 @ $104.06)                                              (B+, B1)       4/1/11      8.125        230,625
    175  Chukchansi Economic Development Authority, Rule 144A, Private Placement,
         Senior Notes (Callable 10/01/06 @ $113.00) ++                              (NA, NA)       6/15/09     14.5         161,437
    750  Cilcorp, Inc., Bonds                                                       (BB+, Baa2)    10/15/29    9.375        646,713
    965  Cincinnati Gas & Electric Co., Notes                                       (BBB, Baa1)    9/15/12     5.7          959,025
   1155  Citizens Communications Co., Global Senior Notes                           (BBB, Baa2)    8/15/08     7.625      1,162,383
    375  Citizens Communications Co., Global Senior Notes                           (BBB, Baa2)    8/15/31     9            361,076
   1130  Citizens Communications Co., Notes                                         (BBB, Baa2)    5/15/06     8.5        1,142,329
    330  Citizens Communications Co., Notes                                         (BBB, Baa2)    5/15/11     9.25         348,768
     55  Clear Channel Communications, Inc., Debentures                             (BBB-, Baa3)   10/15/27    7.25          53,606
    735  Clear Channel Communications, Inc., Global Senior Notes                    (BBB-, Baa3)   11/1/06     6            757,183
    200  CMS Energy Corp.                                                           (BBB-, Baa3)   9/15/06     6.25         190,976
     95  CMS Energy Corp., Senior Notes                                             (B+, B3)       1/15/09     7.5           68,492
    235  CMS Energy Corp., Series B, Senior Notes                                   (B+, B3)       1/15/04     6.75         190,409
     80  Coaxial Communications/Phoenix, Company Guaranteed, Senior Notes
         (Callable 12/05/02 @ $105.00)                                              (B, B3)        8/15/06     10            68,500
    280  Collins & Aikman Products Corp., Company Guaranteed, Senior Subordinated
         Notes (Callable 12/05/02 @ $103.83)                                        (B, B2)        4/15/06     11.5         233,100
   2190  Comcast Cable Communications, Inc., Senior Notes                           (BBB, Baa3)    1/30/11     6.75       2,093,699
    455  ConAgra Foods, Inc., Notes                                                 (BBB+, Baa1)   9/15/11     6.75         514,360
    530  ConAgra Foods, Inc., Notes                                                 (BBB+, Baa1)   9/15/30     8.25         672,777
     10  Conoco Funding Co., Global Company Guaranteed                              (A-, A3)       10/15/11    6.35          11,020


  Credit Suisse Investment Grade Bond Fund into Credit Suisse Fixed Income Fund
                   Pro Forma Combined Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
  $2075  Conoco Funding Co., Global Company Guaranteed                              (A-, A3)       10/15/31    7.25      $2,364,743
     80  Conoco, Inc., Senior Global Notes                                          (A-, A3)       4/15/09     6.35          88,480
   1690  Consolidated Natural Gas Co., Senior Notes                                 (BBB+, A3)     4/15/11     6.85       1,821,053
    415  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        6/15/04     6.85         438,252
    570  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        2/1/07      5.5          593,291
    440  Countrywide Home Loans, Inc., Global Company Guaranteed                    (A, A3)        5/15/07     5.625        461,062
   1500  Cox Communications, Inc., Notes                                            (BBB, Baa2)    11/1/10     7.75       1,607,203
   1600  CSC Holdings, Inc., Series B, Senior Notes                                 (BB-, B1)      4/1/11      7.625      1,316,000
    100  CSC Holdings, Inc., Series B, Senior Notes                                 (BB-, B1)      7/15/09     8.125         83,500
    175  DaimlerChrylser NA Holding Corp., Company Guaranteed, Global Notes         (BBB+, A3)     1/15/12     7.3          189,782
     50  DaimlerChrysler NA Holding Corp., Global Company Guaranteed                (BBB+, A3)     6/15/10     8             56,274
    180  Deutsche Telekom International Finance BV                                  (BBB+, Baa1)   6/15/05     8.25         194,124
    160  Dayton Superior Corp., Company Guaranteed Notes (Callable 06/15/07 @
         $102.17)                                                                   (B-, Caa2)     6/15/09     13           125,600
    230  Denbury Management, Inc., Company Guaranteed, Senior Subordinated Notes
         (Callable 03/01/03 @ $104.50)                                              (B, B3)        3/1/08      9            235,175
         Devon Energy Corp., Debentures                                             (BBB, Baa2)    4/15/32     7.95         680,538
    510  Devon Financing Corp. ULC, Global Company Guaranteed                       (BBB, Baa2)    9/30/11     6.875        566,931
     80  DIVA Systems Corp., Series B, Senior Discount Notes (Callable 03/01/03 @
         $106.31)0                                                                  (NA, NR)       3/1/08      12.625         1,200
    475  Dominion Resources, Inc.                                                   (BBB+, Baa1)   6/15/10     8.125        532,152
    700  El Paso Corp., Rule 144A, Private Placement, Notes ++                      (BBB-, Baa3)   6/15/12     7.875        469,820
    625  Energy East Corp., Notes                                                   (BBB, Baa2)    6/15/12     6.75         668,940
   1030  Enterprise Products Partners LP, Company Guaranteed                        (BBB, Baa2)    2/1/11      7.5        1,021,431
    675  EOP Operating LP, Notes                                                    (BBB+, Baa1)   6/15/04     6.5          704,803
    500  EOP Operating LP, Senior Notes                                             (BBB+, Baa1)   2/15/05     6.625        529,017
    110  Extendicare Health Services, Inc., Company Guaranteed (Callable 12/15/02
         @ $104.67)                                                                 (CCC+, B3)     12/15/07    9.35          95,150
     20  Fisher Scientific International, Senior Subordinated Notes (Callable
         02/01/03 @ $104.50)                                                        (B, B3)        2/1/08      9             20,800
    130  Fleming Companies, Inc., Company Guaranteed (Callable 06/15/06 @ $104.62)  (B+, B2)       6/15/10     9.25         107,250
    145  Fleming Companies, Inc., Global Company Guaranteed (Callable 04/01/05 @
         $105.06)                                                                   (BB-, B2)      4/1/08      10.125       123,975
    170  Flextronics International, Ltd., Yankee Senior Subordinated Notes
         (Callable 07/01/05 @ $104.94)                                              (BB-, Ba2)     7/1/10      9.875        177,650
    140  Ford Motor Credit Co., Global Bonds                                        (BBB+, A3)     2/1/11      7.375        125,304
   2920  Ford Motor Credit Co., Global Notes                                        (BBB, A3)      2/1/06      6.875      2,693,984
   1290  Ford Motor Credit Co., Global Notes                                        (BBB, A3)      10/28/09    7.375      1,169,288
    115  Ford Motor Credit Co., Global Notes                                        (BBB, A3)      10/25/11    7.25         100,643
    170  General Motors Acceptance Corp., Global Notes                              (BBB, A2)      1/15/06     6.75         168,525
    150  General Motors Acceptance Corp., Global Notes                              (NR, A2)       8/28/07     6.125        144,248
   3270  General Motors Corp., Global Notes                                         (BBB, A3)      1/15/11     7.2        3,079,850
    270  General Motors Corp., Series MTN, Notes                                    (BBB, A2)      5/16/05     5.25         264,206
    290  Georgia-Pacific Corp., Senior Notes                                        (BB+, Ba1)     5/15/31     8.875        223,868
    280  Hard Rock Hotel, Inc., Series B, Senior Subordinated Notes (Callable
         12/05/02 @ $104.62)                                                        (B-, Caa1)     4/1/05      9.25         277,900
     90  HCA, Inc.                                                                  (BBB-, Ba1)    9/1/10      8.75         100,307
    235  HCA, Inc., Notes                                                           (BBB-, Ba1)    6/15/05     6.91         247,023
   1395  HCA, Inc., Notes                                                           (BBB-, Ba1)    7/1/07      7          1,481,251
    530  Hilton Hotels Corp., Notes                                                 (BBB-, Ba1)    2/15/11     8.25         541,495
    135  Hockey Co. & Sports Maska, Inc., Senior Secured, Global Notes, Units
         (Callable 04/15/06 @ $105.62)                                              (NA, B2)       4/15/09     11.25        129,600
     50  Horseshoe Gaming Holding Corp., Series B, Company Guaranteed (Callable
         05/15/04 @ $104.31)                                                        (B+, B2)       5/15/09     8.625         52,875
   1760  Household Finance Corp., Global Notes                                      (A-, A2)       1/30/07     5.75       1,566,853
     60  Insight Midwest, Global Senior Notes (Callable 11/01/05 @ $105.25)         (B+, B2)       11/1/10     10.5          52,200
     40  Insight Midwest, Senior Notes (Callable 10/01/04 @ $104.88)                (B+, B2)       10/1/09     9.75          34,200
    100  Iron Mountain, Inc., Company Guaranteed (Callable 04/01/06 @ $104.31)      (B, B2)        4/1/13      8.625        104,750
    200  Isle of Capri Casinos, Inc., Company Guaranteed (Callable 04/15/04 @
         $104.38)                                                                   (B, B2)        4/15/09     8.75         201,000
    515  ITT Corp.                                                                  (BBB-, Ba1)    11/15/05    6.75         499,952
     35  James Cable Partners LP, Series B, Senior Notes (Callable 12/05/02 @
         $102.69)                                                                   (NR, Ca)       8/15/04     10.75         17,325
    110  KB Home, Senior Subordinated Notes (Callable 02/15/06 @ $104.75)           (BB-, Ba3)     2/15/11     9.5          114,675
    215  Kerzner International, Ltd., Global Company Guaranteed, Senior
         Subordinated Notes (Callable 08/15/06 @ $104.44)                           (B+, B2)       8/15/11     8.875        217,150
  1,025  KeySpan Corp., Senior Notes                                                (A, A3)        11/15/30    8          1,233,537
    215  La Petite Academy, Inc., Series B, Company Guaranteed (Callable 05/15/03
         @ $105.00)                                                                 (CC, Ca)       5/15/08     10           112,875
    215  Land O' Lakes, Inc., Global Senior Notes (Callable 11/15/06 @ $104.38)     (B+, B2)       11/15/11    8.75         119,325
    300  Leslie's Poolmart, Senior Notes (Callable 12/05/02 @ $102.59)              (B-, B3)       7/15/04     10.375       280,125
     10  Level 3 Communications, Inc., Senior Notes (Callable 05/01/03 @ $104.56)   (CC, Caa3)     5/1/08      9.125          5,700
    125  Levi Strauss & Co., Notes                                                  (BB-, Caa1)    11/1/06     7            106,250
    140  Lin Televison Corp., Company Guaranteed (Callable 03/01/03 @ $104.19)      (B-, B3)       3/1/08      8.375        145,950
    845  Lockheed Martin Corp., Bonds                                               (BBB, Baa2)    12/1/29     8.5        1,092,314

    195  Lucent Technologies, Inc., Notes                                           (B-, Caa1)     7/15/06     7.25          98,475
    290  Magellan Health Services, Inc., Senior Subordinated Notes (Callable
         02/15/03 @ $104.50)                                                        (CC, Ca)       2/15/08     9             50,750
    370  Magnum Hunter Resources, Inc., Company Guaranteed (Callable 12/05/02
         @ $105.00)                                                                 (B+, B2)       6/1/07      10           386,650
    325  Majestic Investor Holdings, Company Guaranteed, Senior Secured Notes
         (Callable 11/30/05 @ $105.83)                                              (B, B2)        11/30/07    11.653       284,781
     20  Mandalay Resort Group, Senior Subordinated Notes (Callable 12/01/02 @
         $104.62)                                                                   (BB-, Ba3)     12/1/05     9.25          20,750
    295  Metaldyne Corp., Rule 144A, Private Placement, Senior Subordinated Notes
         (Callable 06/15/07 @ $105.50) ++                                           (B, B3)        6/15/12     11           210,925
     30  MGM Mirage, Inc., Company Guaranteed                                       (BB+, Ba2)     6/1/07      9.75          33,150
     50  Mission Resources Corp., Series C, Global Company Guaranteed (Callable
         12/05/02 @ $105.44)                                                        (B-, Caa1)     4/1/07      10.875        30,250
    315  Mississippi Chemical Corp., Bonds                                          (CCC, Caa2)    11/15/17    7.25          58,275
    490  Mohegan Tribal Gaming, Global Senior Subordinated Notes (Callable


  Credit Suisse Investment Grade Bond Fund into Credit Suisse Fixed Income Fund
                   Pro Forma Combined Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
         07/01/06 @ $104.19)                                                        (BB-, Ba3)     7/1/11      8.375       $514,500
   $105  Morgan Stanley Dean Witter, Global Unsubordinated                          (A+, Aa3)      4/15/06     6.1          112,828
     60  Motors & Gears, Inc., Series D, Senior Notes (Callable 12/05/02 @
         $105.38)                                                                   (B-, Caa1)     11/15/06    10.75         51,300
    180  NBTY, Inc., Series B, Senior Subordinated Notes (Callable 12/05/02 @
         $104.31)                                                                   (B+, B1)       9/15/07     8.625        181,800
    840  News America Holdings, Inc., Company Guaranteed                            (BBB-, Baa3)   2/1/13      9.25         951,001
   1340  News America Holdings, Inc., Debentures                                    (BBB-, Baa3)   8/10/18     8.25       1,309,745
     85  Nextel Communications, Inc., Senior Discount Notes (Callable 02/15/03 @
         $104.97) +                                                                 (B, B3)        2/15/08     9.95          72,463
    960  Nextel Communications, Inc., Senior Notes (Callable 11/15/04 @ $104.688)   (B, B3)        11/15/09    9.375        828,000
   1290  Nextlink Communications, Senior Discount Notes (Callable 12/01/04 @
         $106.06)0                                                                  (NR, Ca)       12/1/09     9.45           9,675
   1805  Nextlink Communications, Senior Notes (Callable 12/01/04 @ $105.25)        (NR, Ca)       12/1/09     10.5          13,538
    585  Norsk Hydro A/S, Yankee Debentures                                         (A, A2)        6/15/23     7.75         687,743
    400  Nortek, Inc., Series B, Global Senior Subordinated Notes (Callable
         06/15/06 @ $104.94)                                                        (B-, B3)       6/15/11     9.875        379,000
     70  Northland Cable Television, Company Guaranteed, Senior Subordinated Notes
         (Callable 12/05/02 @ $105.12)                                              (CC, Caa1)     11/15/07    10.25         40,250
     30  Ocean Energy, Inc., Series B, Company Guaranteed (Callable 07/01/03 @
         $104.19)                                                                   (BB+, Ba1)     7/1/08      8.375         31,650
    605  Oncor Electric Delivery Co., Rule 144A, Private Placement, Senior Secured
         Notes ++                                                                   (BBB, A3)      5/1/12      6.375        616,629
    200  Owens-Brockway Glass Containers, Global Company Guaranteed (Callable
         02/15/06 @ $104.44)                                                        (BB, B2)       2/15/09     8.875        206,500
    150  Owens-Illinois, Inc., Senior Notes                                         (B+, B3)       5/15/08     7.35         134,625
    240  Packaged Ice, Inc., Series B, Company Guaranteed, Senior Unsecured Notes
         (Callable 12/05/02 @ $104.88)                                              (B-, Caa3)     2/1/05      9.75         178,800
     70  Park Place Entertainment Corp., Senior Notes                               (BBB-, Ba1)    11/15/06    8.5           72,876
   1495  Park Place Entertainment Corp., Senior Subordinated Notes                  (BB+, Ba2)     12/15/05    7.875      1,506,213
     55  Parker Drilling Co., Series B, Senior Notes, Company Guaranteed (Callable
         11/15/04 @ $105.06)                                                        (B+, B1)       11/15/09    10.125        53,625
    320  Penn National Gaming, Inc., Company Guaranteed (Callable 03/15/06 @
         $104.44)                                                                   (B-, B3)       3/15/10     8.875        324,000
   2110  Petronas Capital Ltd., Rule 144A, Private Placement, Company
         Guaranteed ++                                                              (BBB+, Baa1)   5/22/22     7.875      2,190,790
   2035  PG&E National Energy Group, Global Senior Notes 0                          (D, Ca)        5/16/11     10.375       437,525
    280  Prime Hospitality Corp., Series B, Global Senior Subordinated Notes
         (Callable 05/01/07 @ $104.19)                                              (B+, B1)       5/1/12      8.375        256,200
   1180  Progress Energy, Inc., Senior Notes                                        (BBB, Baa1)    3/1/06      6.75       1,213,194
   1080  Progress Energy, Inc., Senior Notes                                        (BBB, Baa1)    3/1/31      7.75       1,064,599
    855  PSEG Power LLC, Global Company Guaranteed                                  (BBB, Baa1)    4/15/06     6.875        795,859
    380  PSEG Power LLC, Rule 144A, Private Placement, Notes ++                     (BBB, Baa1)    6/1/12      6.95         331,260
    300  Riviera Holdings Corp., Rule 144A, Private Placement, Company Guaranteed
         (Callable 06/15/06 @ $105.50) ++                                           (B+, B2)       6/15/10     11           275,250
     75  Ryland Group, Senior Notes (Callable 09/01/05 @ $104.88)                   (BB+, Ba2)     9/1/10      9.75          81,562

    620  Safeway, Inc., Senior Debentures                                           (BBB, Baa2)    2/1/31      7.25         680,127
    715  Safeway, Inc., Senior Notes                                                (BBB, Baa2)    9/15/04     7.25         773,087
    135  Salem Communications Corp., Series B, Company Guaranteed, Senior
         Subordinated Notes (Callable 12/05/02 @ $104.75)                           (B-, B3)       10/1/07     9.5          140,738
    140  Sbarro, Inc., Company Guaranteed, Senior Notes (Callable 09/15/04 @
         $105.50)                                                                   (B+, B2)       9/15/09     11           125,300
    120  Scotts Co., Company Guaranteed (Callable 01/15/04 @ $104.31)               (B+, B2)       1/15/09     8.625        125,400
     30  Sequa Corp., Senior Notes                                                  (BB-, Ba3)     8/1/09      9             25,350
     95  Sequa Corp., Series B, Senior Notes                                        (BB-, Ba3)     4/1/08      8.875         80,275
    140  Simmons Co., Series B, Senior Subordinated Notes (Callable 03/15/04 @
         $105.12)                                                                   (B-, B2)       3/15/09     10.25        149,800
    144  Southwest Royalties, Inc., Company Guaranteed (Callable 12/05/02 @
         $100.00)                                                                   (CCC-, NA)     6/30/04     10.5         143,820
     41  Southwest Royalties, Inc., Company Guaranteed, Senior Secured Notes
         (Callable 12/05/02 @ $100.00)                                              (CCC-, NA)     6/30/04     10.5          41,000
    250  Sovereign Bancorp, Inc., Senior Notes                                      (BBB-, Ba2)    11/15/06    10.5         280,000
    205  Sprint Capital Corp.                                                       (BBB-, Baa3)   1/30/11     7.625        165,422
    610  Sprint Capital Corp., Global Company Guaranteed                            (BBB-, Baa3)   1/15/07     6            492,722
   1855  Sprint Capital Corp., Senior, Global Company Guaranteed                    (BBB-, Baa3)   11/15/28    6.875      1,232,915
   1810  Starwood Hotels & Resorts Worldwide, Inc., Rule 144A, Private Placement,
         Notes ++                                                                   (BBB-, Ba1)    5/1/07      7.375      1,737,600
    120  Stater Brothers Holdings, Inc., Senior Notes (Callable 08/15/03 @
         $105.38)                                                                   (B-, B2)       8/15/06     10.75        121,800
    380  Stone Container Corp., Global Senior Notes (Callable 07/01/07 @ $104.19)   (B, B2)        7/1/12      8.375        393,300
    306  TeleCorp PCS, Inc., Company Guaranteed, Senior Subordinated Notes
         (Callable 04/15/04 @ $105.81) +                                            (BBB, Baa2)    4/15/09     11.625       255,510
    495  Tennessee Gas Pipeline Co., Debentures                                     (BBB, Baa2)    4/1/17      7.5          446,620
    350  Tennessee Gas Pipeline Co., Debentures                                     (BBB, Baa2)    10/15/28    7            298,468
    660  Tesoro Petroleum Corp., Global Senior Subordinated Notes
         (Callable 04/01/07 @ $104.81)                                              (B, B2)        4/1/12      9.625        339,900
    345  The Boeing Co., Debentures                                                 (A+, A2)       8/15/42     7.5          227,840
   1335  Tyson Foods, Inc., Global Notes                                            (BBB, Baa3)    10/1/04     6.625      1,411,362
    110  U.S. Unwired, Inc., Series B, Company Guaranteed, Senior Discount Notes
         (Callable 11/01/04 @ $106.69) +                                            (CCC+, Caa2)   11/1/09     13.375         8,800
    160  Unisys Corp., Senior Notes                                                 (BB+, Ba1)     1/15/05     7.25         160,800
   2256  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       6/15/12     6.875      2,411,664
    550  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       9/1/12      7.375        606,652
   1640  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       12/1/30     7.75       1,763,566
    445  Verizon Global Funding Corp., Global Notes                                 (A+, A1)       6/15/32     7.75         479,073
    225  Verizon New York, Inc.                                                     (A+, A1)       4/1/12      6.875        241,116
   2340  Verizon Wireless, Inc., Rule 144A, Private Placement Notes ++              (A+, A2)       12/15/06    5.375      2,312,903
    610  Viacom, Inc., Global Company Guaranteed                                    (A-, A3)       8/15/12     5.625        636,486
    650  Voicestream Wireless Corp., Senior Discount Notes (Callable 11/15/04 @
         $105.94) +                                                                 (A-, Baa2)     11/15/09    11.875       542,750
    370  Voicestream Wireless Corp., Senior Notes (Callable 11/15/04 @ $105.19)     (A-, Baa2)     11/15/09    10.375       382,950


  Credit Suisse Investment Grade Bond Fund into Credit Suisse Fixed Income Fund
                   Pro Forma Combined Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
   $340  Walt Disney Co., Global Notes                                              (BBB+, Baa1)   3/1/12      6.375       $364,595
    885  Washington Mutual, Inc., Global Senior Notes                               (BBB+, A3)     1/15/07     5.625        938,826
    130  Waste Management, Inc., Notes                                              (BBB, Ba1)     4/30/04     8            134,239
   1095  Waste Management, Inc., Rule 144A, Private Placements, Bonds ++            (BBB, Ba1)     5/15/32     7.75       1,073,218
    570  Waste Management, Inc., Senior Notes                                       (BBB, Ba1)     8/1/10      7.375        599,506
    170  Werner Holding Co., Inc., Series A, Company Guaranteed (Callable
         12/05/02 @ $105.00)                                                        (B-, B2)       11/15/07    10           160,650
    190  Western Gas Resources, Inc., Company Guaranteed (Callable 06/15/04 @
         $105.00)                                                                   (BB-, Ba3)     6/15/09     10           200,450
     85  Westpoint Stevens, Inc., Senior Notes                                      (CCC+, Ca)     6/15/05     7.875         25,925

    920  Williams Companies, Inc., Notes                                            (B, B1)        9/1/21      7.875        519,800
    665  Williams Companies, Inc., Notes                                            (B, B1)        6/15/31     7.75         369,075
    340  Windsor Woodmont Black Hawk, Series B, First Mortgage (Callable 12/05/02
         @ $113.00)0                                                                (NR, NA)       3/15/05     13           222,700
    940  XO Communications, Inc., Senior Discount Notes (Callable 04/15/03 @
         $104.72)                                                                   (NA, Ca)       4/15/08     9.45           7,050
    240  Yum! Brands, Inc., Senior Notes                                            (BB, Ba1)      7/1/12      7.7          249,600

         ASSET BACKED SECURITIES (3.9%)

    535  Chase Credit Card Master Trust, Series 2000-2 Class A                      (AAA, Aaa)     7/15/05     1.903        535,019
    900  Chase Credit Card Master Trust, Series 2001-1, Class A                     (AAA, Aaa)     6/15/07     1.973        903,055
   1235  CNH Equipment Trust, Series 2002-A, Class A3                               (AAA, Aaa)     7/17/06     2.073      1,239,329
    700  DaimlerChrylser Master Owner Trust, Series 2002-A, Class A                 (AAA, Aaa)     5/15/07     1.883        700,286
   1520  Discover Card Master Trust I, Series 1999-5, Class A                       (AAA, Aaa)     12/18/06    1.983      1,522,975
    102  Donaldson Lufkin & Jenrette, Inc., Series 1989-1, Class F                  (AAA, Aaa)     8/1/19      11           117,812
    500  Embarcadero Aircraft Secs Trust                                            (BBB, A3)      8/15/25     1.803        400,000
    370  First USA Credit Card Master Trust, Series 2001-4 Class A                  (AAA, Aaa)     1/12/09     1.94         370,625
    650  Fleet Credit Master Trust II, Series 2002-A, Class A                       (AAA, Aaa)     10/15/07    1.873        650,271
    885  Ford Credit Floorplan Master Owner Trust, Series 2001-1, Class A           (AAA, Aaa)     7/17/06     1.913        886,338
    915  LB-UBS Commerical Mortgage Trust, Series 2002-C2, Class A4                 (AAA, Aaa)     6/15/31     5.594        966,414
    695  MBNA Master Credit Card Trust, Series 1996-M, Class A                      (AAA, Aaa)     4/15/09     1.88         695,998
   1205  MMCA Automobile Trust, Series 2002-2, Class A3                             (AAA, Aaa)     7/17/06     3.67       1,235,142
    339  Morgan Stanley Mortgage Trust, Series 40, Class 8                          (AAA, NR)      7/20/21     7            339,797
    493  Small Business Administration, Series 1992-20D, Class 1                    (NA, Aaa)      4/1/12      8.2          539,628

         MORTGAGE-BACKED SECURITIES (47.7%)

   4635  Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-TOP6,
         Class A2                                                                   (AAA, Aaa)     10/15/36    6.46       5,172,963
    125  Chase Funding Mortgage Loan, Series 2002-2, Class 1A4                      (AAA, Aaa)     8/25/28     4.877        128,331
    690  Fannie Mae                                                                 (AAA, Aaa)     12/10/07    6.56         693,288
   2700  Fannie Mae, Global Notes                                                   (AAA, Aaa)     3/15/05     3.875      2,813,940
     80  Fannie Mae, Global Notes                                                   (AAA, Aaa)     4/15/07     5.25          87,227
   4905  Fannie Mae, Global Notes                                                   (AAA, Aaa)     3/15/12     6.125      5,513,906
    336  Fannie Mae, Pool #498569                                                   (AAA, Aaa)     5/1/29      7.5          356,062
    415  Fannie Mae, Pool #252492                                                   (AAA, Aaa)     5/1/29      7.5          438,800
    214  Fannie Mae, Pool #252874                                                   (AAA, Aaa)     11/1/29     7.5          226,854
    263  Fannie Mae, Pool #253183                                                   (AAA, Aaa)     4/1/30      7.5          278,870
    237  Fannie Mae, Pool #270674                                                   (AAA, Aaa)     9/1/17      9            262,479
    256  Fannie Mae, Pool #499251                                                   (AAA, Aaa)     7/1/29      7            267,494
    430  Fannie Mae, Pool #501931                                                   (AAA, Aaa)     2/1/30      7            449,854
     12  Fannie Mae, Pool #503857                                                   (AAA, Aaa)     7/1/29      7.5           12,641
    155  Fannie Mae, Pool #515160                                                   (AAA, Aaa)     9/1/29      7.5          163,594
      9  Fannie Mae, Pool #517826                                                   (AAA, Aaa)     2/1/30      7              9,196
     11  Fannie Mae, Pool #521146                                                   (AAA, Aaa)     12/1/29     7             11,075
     19  Fannie Mae, Pool #524164                                                   (AAA, Aaa)     11/1/29     7             19,856
     99  Fannie Mae, Pool #524946                                                   (AAA, Aaa)     3/1/30      8            105,635
     54  Fannie Mae, Pool #530172                                                   (AAA, Aaa)     3/1/30      7.5           56,733
     86  Fannie Mae, Pool #532011                                                   (AAA, Aaa)     3/1/30      7.5           90,728
    155  Fannie Mae, Pool #533091                                                   (AAA, Aaa)     3/1/30      7.5          164,321
     20  Fannie Mae, Pool #533421                                                   (AAA, Aaa)     3/1/30      8             21,710
    206  Fannie Mae, Pool #533440                                                   (AAA, Aaa)     1/1/30      8            220,295
     57  Fannie Mae, Pool #533714                                                   (AAA, Aaa)     3/1/30      8             60,457
     87  Fannie Mae, Pool #447109                                                   (AAA, Aaa)     11/1/29     7.5           92,279
     14  Fannie Mae, Pool #504305                                                   (AAA, Aaa)     8/1/29      7.5           15,234
     40  Fannie Mae, Pool #504338                                                   (AAA, Aaa)     10/1/29     7.5           42,624
      8  Fannie Mae, Pool #504669                                                   (AAA, Aaa)     10/1/29     7.5            8,847
     15  Fannie Mae, Pool #504672                                                   (AAA, Aaa)     10/1/29     7.5           16,229
    188  Fannie Mae, Pool #533440                                                   (AAA, Aaa)     1/1/30      8            201,700
     74  Fannie Mae, Pool #533714                                                   (AAA, Aaa)     3/1/30      8             79,061
   5440  Fannie Mae, Pool #650077                                                   (AAA, Aaa)     7/1/32      7.5        5,756,575
    276  Fannie Mae, Series 1999-52, Class TC                                       (AAA, Aaa)     5/25/22     7            276,399
     70  Fannie Mae Pool #004542                                                    (AAA, Aaa)     12/1/08     12            76,095
     16  Fannie Mae Pool #035574                                                    (AAA, Aaa)     10/1/08     8.75          17,200
      1  Fannie Mae Pool #076368                                                    (AAA, Aaa)     9/1/03      9.25             989
    605  Fannie Mae Pool #124211                                                    (AAA, Aaa)     12/1/21     5.412        618,489
    203  Fannie Mae Pool #124790                                                    (AAA, Aaa)     2/1/23      9            224,259
    265  Fannie Mae Pool #125136                                                    (AAA, Aaa)     7/1/07      8            281,117
     85  Fannie Mae Pool #243876                                                    (AAA, Aaa)     1/1/09      9             89,636
    259  Fannie Mae Pool #507037                                                    (AAA, Aaa)     8/1/29      7.5          274,337
     33  Fannie Mae Pool #508801                                                    (AAA, Aaa)     8/1/29      7.5           35,020
     74  Fannie Mae Pool #515542                                                    (AAA, Aaa)     10/1/29     8             79,088
    174  Fannie Mae Pool #515943                                                    (AAA, Aaa)     10/1/29     7.5          184,211
      2  Fannie Mae Pool #515955                                                    (AAA, Aaa)     10/1/29     7.5            2,495
     25  Fannie Mae Pool #516832                                                    (AAA, Aaa)     1/1/30      7.5           26,814
    270  Fannie Mae Pool #517894                                                    (AAA, Aaa)     3/1/30      7.5          286,253
     11  Fannie Mae Pool #521205                                                    (AAA, Aaa)     12/1/29     7.5           12,143
     37  Fannie Mae Pool #521369                                                    (AAA, Aaa)     12/1/29     7             38,377
     38  Fannie Mae Pool #523929                                                    (AAA, Aaa)     11/1/29     7.5           40,487
     75  Fannie Mae Pool #527587                                                    (AAA, Aaa)     12/1/29     7.5           79,830


  Credit Suisse Investment Grade Bond Fund into Credit Suisse Fixed Income Fund
                   Pro Forma Combined Schedule of Investments
                       As of October 31, 2002 (unaudited)

                                                                                                   Maturity
    Par  Security Name                                                              Ratings**      Date        Rate    Market Value
    ---  -------------                                                              ---------      ----        ----    ------------
    $13  Fannie Mae Pool #527805                                                    (AAA, Aaa)     3/1/30      7.5          $13,878
     77  Fannie Mae Pool #528126                                                    (AAA, Aaa)     3/1/30      7.5           81,338
     34  Fannie Mae Pool #528289                                                    (AAA, Aaa)     3/1/30      7.5           35,870
      6  Fannie Mae Pool #528508                                                    (AAA, Aaa)     2/1/30      7.5            6,639
     19  Fannie Mae Pool #528800                                                    (AAA, Aaa)     1/1/30      7             19,945
    184  Fannie Mae Pool #528803                                                    (AAA, Aaa)     1/1/30      7.5          195,260
     17  Fannie Mae Pool #529210                                                    (AAA, Aaa)     2/1/30      7.5           18,437
     61  Fannie Mae Pool #531075                                                    (AAA, Aaa)     2/1/30      8             65,074
     25  Fannie Mae Pool #532496                                                    (AAA, Aaa)     3/1/30      7.5           26,315
    195  Fannie Mae Pool #533026                                                    (AAA, Aaa)     3/1/30      8            208,630
    365  Fannie Mae Pool #533033                                                    (AAA, Aaa)     3/1/30      8            390,445
    110  Fannie Mae Pool #533586                                                    (AAA, Aaa)     3/1/30      7.5          115,961
    103  Fannie Mae Pool #534125                                                    (AAA, Aaa)     3/1/30      7.5          108,603
    159  Fannie Mae Pool #535083                                                    (AAA, Aaa)     12/1/29     7.5          168,062
   1840  Fannie Mae Pool #535101                                                    (AAA, Aaa)     8/1/13      6.5        1,938,742
    111  Fannie Mae Pool #535159                                                    (AAA, Aaa)     2/1/30      7            116,003
    430  Fannie Mae, Pool #662830                                                   (AAA, Aaa)     10/1/32     7.5          454,985
   2175  Fannie Mae Pool #653373                                                    (AAA, Aaa)     9/1/32      7.5        2,301,437
   1470  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/17     6.5        1,543,956
  3,660  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/26     8          3,913,931
   1850  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/28     7          1,933,250
   1520  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/29     6          1,562,742
   2075  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/29     6.5        2,150,219
   9560  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     6          9,828,827
   4900  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     6.5        5,146,519
  13040  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     6.5       13,512,700
  15355  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     7         16,045,975
   1840  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     7.5        1,946,374
  21160  Fannie Mae TBA                                                             (AAA, Aaa)     11/1/32     8         22,628,081
    661  Freddie Mac Pool #292065                                                   (AAA, Aaa)     4/1/20      8.5          716,578
    404  Freddie Mac Pool #606523                                                   (AAA, Aaa)     10/1/19     5.658        414,156
      8  Ginnie Mae Pool #058985                                                    (AAA, Aaa)     7/15/13     11             9,761
     10  Ginnie Mae Pool #068764                                                    (AAA, Aaa)     9/15/13     12            12,138
     76  Ginnie Mae Pool #093401                                                    (AAA, Aaa)     1/15/10     9.5           85,017
      2  Ginnie Mae Pool #296254                                                    (AAA, Aaa)     9/15/20     9.5            2,392
   3278  Ginnie Mae Pool #508483                                                    (AAA, Aaa)     5/15/31     7          3,444,109
   1004  Ginnie Mae Pool #545822                                                    (AAA, Aaa)     6/15/31     7.5        1,067,696
   7705  Ginnie Mae TBA                                                             (AAA, Aaa)     11/1/17     7          8,092,654
   1575  J.P. Morgan Chase Commercial Mortgage Securities, Series 2002-CIB4,
         Class A3                                                                   (NA, Aaa)      5/12/34     6.162      1,716,825
   1215  LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class A1             (NA, Aaa)      10/15/32    7.105      1,339,938

         FOREIGN BONDS (2.7%)

    110  British Telecommunications PLC, Global Notes (Great Britian)               (A-, Baa1)     12/15/05    7.625        122,848
   1325  British Telecommunications PLC, Global Bonds (United Kingdom)              (A-, Baa1)     12/15/30    8.875      1,604,787
    440  France Telecom SA, Global Notes                                            (BBB-, Baa3)   3/1/06      8.7          471,786
    410  Government of Russia                                                       (NA, NA)       5/14/08     3            309,550
     90  Intrawest Corp., Rule 144A, Private Placement, Senior Notes (Callable
         02/01/05 @ $105.25) (Canada) ++                                            (B+, B1)       2/1/10      10.5          90,900
    180  Intrawest Corp., Yankee Senior Notes (Callable 02/01/05 @ $105.25)
         (Canada)                                                                   (B+, B1)       2/1/10      10.5         181,800
   1010  Republic of Philippines, Series B, Restructured Debt, Foreign Government
         Guaranteed (Callable 06/02/03 @ $100.00) (Philippines)                     (BB+, Ba1)     12/1/17     6.5          933,509
     65  Rogers Communications, Inc., Yankee Senior Notes (Callable 12/05/02 @
         $103.04)                                                                   (BB-, Ba1)     1/15/06     9.125         55,006
   1165  Royal Bank of Scotland Group PLC, Series 3, Perpetual Global Bonds
         (Callable 12/31/05 @ $100.00) (United Kingdom)                             (A-, A1)       11/29/49    7.816      1,310,012
    300  TELUS Corp., Yankee Notes (Canada)                                         (BBB, Ba1)     6/1/07      7.5          249,000
   1385  TELUS Corp., Yankee Notes (Canada)                                         (BBB, Ba1)     6/1/11      8          1,073,375

         UNITED STATES TREASURY OBLIGATIONS (3.4%)

    490  United States Treasury Bills +++                                           (AAA, Aaa)     2/13/03     1.59         488,046
   1980  United States Treasury Bonds                                               (AAA, Aaa)     2/15/31     5.375      2,090,526
   2757  United States Treasury Notes                                               (AAA, Aaa)     1/15/08     3.625      2,988,578
   3302  United States Treasury Notes                                               (AAA, Aaa)     1/15/10     4.25       3,728,990
   1603  United States Treasury Notes                                               (AAA, Aaa)     7/15/12     3          1,685,712
   1315  United States Treasury Notes                                               (AAA, Aaa)     8/15/12     4.375      1,365,546

 SHARES
 ------
         COMMON STOCKS (0.0%)

   2156  Southwest Royalties, Inc., Class A *^ (Cost $71,271)                       0              1/0/00      0             32,620

         WARRANTS (0.0%)

   2665  Dayton Superior Corp., Wts., Rule 144A, strike $0.01, expires
         June 2009 * ++                                                                                                          26
     40  GT Group Telecom, Inc., Rule 144A, expires February 2010 * ++                                                           40
    070  IWO Holdings, Inc., Rule 144A, strike $7.00, expires January 2011 * ++                                                   0

         PARSHORT-TERM INVESTMENT (34.6%)

  41805  Federal Home Loan Bank, Discount Notes  (1)                                (AAA , Aaa)    11/1/02     1.5       41,805,000
  29695  Federal Home Loan Bank, Discount Notes  (1)                                (AAA , Aaa)    11/1/02     1.69      29,695,000
  18271  State Street Bank & Trust Co. Euro Time Deposit                                           11/1/02     1.75      18,271,000
                                                                                                                       ------------

         TOTAL INVESTMENTS AT VALUE (Cost $356,465,571)                                                                $350,394,349
                                                                                                                       ============

*** No holdings of the Acquiring Fund or the Acquired Fund are expected to require liquidation as a result of the Acquisition solely due to prospectus limitations.




TBA  To Be Announced
 ** Credit Ratings given by Standard & Poor's Ratings Group and Moody's Investor Services, Inc. are unaudited.
  *  Non Income producing security
  + Step bond - The interest as of October 31, 2002 is 0% and will reset to the interest rate shown at a future date.
 ++ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+++  Collateral segregated for futures
  ^ Not readily marketable; security is valued in good faith by the Board of Trustees/Directors
  1  Collateral segregated for TBA securities
  0  Bond is currently in default

PRO FORMA COMBINED STATEMENT OF OPERATIONS
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                                      ACQUIRED FUND  ACQUIRING FUND
                                                      -------------  --------------
                                                      CREDIT SUISSE
                                                       INVESTMENT    CREDIT SUISSE
                                                       GRADE BOND    FIXED INCOME
                                                          FUND           FUND        ADJUSTMENTS       PRO-FORMA
                                                       ----------    -------------   -----------      ------------
INVESTMENT INCOME
   Dividends.......................................    $       --    $          --           --       $         --
   Interest........................................     2,477,922       17,083,744           --         19,561,666
   Securities Lending..............................         2,688           12,969           --             15,657
   Foreign tax withheld............................            --           (9,261)          --             (9,261)
                                                       ----------    -------------   ----------       ------------
     Total Investment Income.......................     2,480,610       17,087,452           --         19,568,062
                                                       ----------    -------------   ----------       ------------

EXPENSES
   Investment advisory services....................       235,329        1,529,324           63(e)       1,764,716
   Distribution fees - Class A.....................           242            4,182      116,551(f)         120,975
   Distribution fees - Class B.....................         2,941           29,042           10(g)          31,993
   Distribution fees - Class C.....................           543            7,721            1(h)           8,265
   Distribution fees - Common Class................            --               --           --                 --
   Distribution fees - Advisor Class...............            --           88,735       88,738(i)         177,473
   Transfer agent..................................        53,055          318,114      (36,791)(j)        334,378
   Custodian.......................................        14,351           63,917       (4,181)(k)         74,087
   Administrative and accounting fees..............        85,216          526,133      (43,110)(l)        568,239
   Registration fees...............................        68,318          124,456      (68,318)(m)        124,456
   Interest .......................................         1,487            8,514       (1,487)(m)          8,514
   Legal...........................................        59,391           51,016      (59,391)(m)         51,016
   Directors'/Trustees' fees.......................        14,790           15,526      (14,790)(m)         15,526
   Audit...........................................        14,676           33,675      (14,676)(m)         33,675
   Printing........................................        53,172          112,679      (53,172)(m)        112,679
   Insurance expense...............................         4,515           13,024       (4,515)(m)         13,024
   Miscellaneous...................................         9,047            7,905       (9,047)(m)          7,905
                                                       ----------    -------------   ----------       ------------
                                                          617,073        2,933,963     (104,116)         3,446,920

   Less: Expenses waived and reimbursed by CSAM....      (330,953)        (663,228)     356,569(n)        (637,612)
   Less: Expenses offset by Transfer Agent.........            --               --           --                 --
                                                       ----------    -------------   ----------       ------------

   Net Expenses....................................       286,120        2,270,735      252,453          2,809,308
                                                       ----------    -------------   ----------       ------------

Net Investment Income..............................     2,194,490       14,816,717     (252,453)        16,758,754
                                                       ----------    -------------   ----------       ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS:
   Net realized gain (loss) from investments.......       451,794      (18,211,422)          --        (17,759,628)

   Net realized gain (loss) from futures contracts.            --       (1,478,202)          --         (1,478,202)

   Net realized gain from foreign currency
   transactions....................................        83,215          912,831           --            996,046

   Net change in unrealized
   appreciation/(depreciation) from investments....    (3,136,932)      (9,399,032)          --        (12,535,964)

   Net change in unrealized
   appreciation/(depreciation) from futures
   transactions....................................            --          333,805           --            333,805

   Net change in unrealized
   appreciation/(depreciation) from foreign currency
   translations....................................            --       (1,160,737)          --         (1,160,737)
                                                       ----------    -------------   ----------         ----------

     Net realized and unrealized loss from
     investments...................................    (2,601,923)     (29,002,757)          --        (31,604,680)
                                                                     -------------   ----------       ------------

     Net decrease in net assets resulting from
     operations....................................    $ (407,433)   $ (14,186,040)  $ (252,453)      $(14,845,926)
                                                       ==========    =============   ==========       ============

                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.



CREDIT SUISSE INVESTMENT GRADE BOND FUND
CREDIT SUISSE FIXED INCOME FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)


1.       BASIS OF COMBINATION

         The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Investment Grade Bond Fund ("Investment Grade Bond") into the Credit Suisse Fixed Income Fund ("Fixed Income"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Investment Grade Bond to Fixed Income and the subsequent liquidation of Investment Grade Bond. The accounting survivor in the proposed merger will be Fixed Income. This is because although Investment Grade Bond has the same investment objective as Fixed Income, the surviving fund will invest in a style that is similar to the way in which Fixed Income is currently operated (including hedging and investment in debt securities).

         The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

         Investment Grade Bond and Fixed Income are both open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

         The Pro Forma adjustments below reflect the impact of the merger between Investment Grade Bond and Fixed Income.

(a)      Elimination of Prepaid expenses from Investment Grade Bond.

(b) Redemption of Class A and Common Class shares from acquired fund and purchase of Class A shares in acquiring fund.

(c) Redemption of Class B shares from acquired fund and purchase of Class B shares in acquiring fund.

(d) Redemption of Class C shares from acquired fund and purchase of Class C shares in acquiring fund.

(e)      To adjust investment advisory services fee due to rounding effect.

(f)      To increase 12B-1 fees for Class A shares due to additional assets.

(g)      To increase 12B-1 fees for Class B shares due to additional assets.

(h)      To increase 12B-1 fees for Class C shares due to additional assets.

(i) To increase 12B-1 fees for the Advisor Class due to an increase in the annual rate.

(j) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
CREDIT SUISSE FIXED INCOME FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

(k) Adjustment based on the contractual agreements with the custodian for the combined fund.

(l) Adjustment to decrease co-administration fee based upon combined assets.

(m) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(n)      Adjustment to decrease Credit Suisse Asset Management waiver.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Following is a summary of significant accounting policies, which are consistently followed by Investment Grade Bond/ Fixed Income in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

         SECURITY VALUATION - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees under procedures established by the Board of Directors/Trustees in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

         FOREIGN CURRENCY TRANSACTIONS - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
CREDIT SUISSE FIXED INCOME FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

         FEDERAL INCOME TAXES - Investment Grade Bond and Fixed Income each intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

       THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND DATED FEBRUARY 28, 2003 AND THE ANNUAL REPORT OF THE ACQUIRING FUND
                             DATED OCTOBER 31, 2002

          THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND
       DATED FEBRUARY 28, 2003 AND THE ANNUAL REPORT OF THE ACQUIRED FUND
                             DATED OCTOBER 31, 2002

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2002


- CREDIT SUISSE
FIXED INCOME FUND


MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2674 OR BY WRITING TO CREDIT SUISSE FUNDS,
P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.



THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE FIXED INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2002

                                                                December 2, 2002

Dear Shareholder:

   For the 12 months ended October 31, 2002, the share classes of Credit Suisse Fixed Income Fund(1) (the "Fund") generated returns as follows: Common shares declined 4.07%, Advisor shares declined 4.31%, Class A shares(2) declined 4.27%, Class B shares(2) declined 5.02%, and Class C shares(2) declined 5.03%. By contrast, the Lehman Brothers U.S. Aggregate Bond Index(3) gained 5.89% and the Lehman Brothers Intermediate Government/Corporate Bond Index(4) 5.49%.

   We attribute the Fund's performance to several factors:

   - At a number of points during the fiscal year, activity in the broad fixed income market exhibited a classic "flight to quality" pattern in which highest-quality instruments like U.S. Treasury issues and government agency securities thrived, while comparatively risky sectors endured heavy selling. Our holdings in non-Treasury categories like investment-grade corporate bonds, high yield and emerging market debt dampened the Fund's overall return accordingly.

   - Early in 2002, the unfolding Enron scandal triggered anxiety about questionable accounting practices and corporate governance issues across financial markets. Unfortunately for the Fund, we held above-market positions in the bonds of a handful of telecommunications and energy companies that were tarred by the broad strokes of the Enron brush.

   - In the second half of the year, performance suffered from our security selection in the telecom and energy sectors, as well as our small allocation to high yield. Our analysis at the time concluded that telecom's historically generous yields offered satisfactory compensation for the fundamental credit risk of the underlying issuers, but the sector nonetheless crumbled under the weight of accounting-based improprieties by companies like WorldCom and Qwest Communications International. [Note: at October 31, the Fund did not own securities of WorldCom or Qwest.] Bonds of a number of energy companies, which experienced problems much like those in telecom, similarly declined.

   - We had exposure (albeit low) to Argentine sovereign debt and certain high yield issuers in late 2001, at a time when each fared poorly.

   On the positive side of the ledger, we added value within our approach to securitized debt. This was most pronounced in mortgage-backed securities (MBS), in which our sector allocation and security selection were particularly effective. We tended to focus our MBS holdings on high-coupon issues that were protected from prepayment, which benefited from their comparatively low availability as interest rates fell. Not only did this enhance the Fund's ability to gain from a decline in interest rates, but these characteristics were also especially desirable to MBS buyers in a period of falling market-based interest rates. Our holdings' prices rose accordingly.

   An additional plus from our securitized approach was our position in commercial MBS, which turned out to be the benchmark's strongest subcategory in the fiscal year, by far.

   It's also worth noting that our holdings in corporate bonds began to meaningfully help overall performance in August, when the flow of negative news subsided and investors started to become less pessimistic than previously about the outlook for corporate credit quality.

Jo Ann Corkran,           Leland Crabbe,            Suzanne E. Moran
Co-Portfolio Manager      Co-Portfolio Manager      Co-Portfolio Manager

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
             CREDIT SUISSE FIXED INCOME FUND(1) COMMON CLASS SHARES,
              THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX(3) AND
              THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
                    BOND INDEX(4) FOR TEN YEARS. (UNAUDITED)


                                                               LEHMAN BROTHERS
               CREDIT SUISSE           LEHMAN BROTHERS           INTERMEDIATE
            FIXED INCOME FUND(1)     U.S. AGGREGATE BOND    GOVERNMENT/CORPORATE
          COMMON CLASS -- $ 17,938  INDEX(3) -- $ 20,552  BOND INDEX(4) -- $ 19,484
10/31/92                  $ 10,000              $ 10,000                   $ 10,000
11/30/92                  $  9,955              $ 10,002                   $  9,959
12/31/92                  $ 10,048              $ 10,161                   $ 10,088
 1/31/93                  $ 10,276              $ 10,356                   $ 10,275
 2/28/93                  $ 10,476              $ 10,537                   $ 10,427
 3/31/93                  $ 10,563              $ 10,582                   $ 10,465
 4/30/93                  $ 10,660              $ 10,656                   $ 10,547
 5/31/93                  $ 10,656              $ 10,670                   $ 10,518
 6/30/93                  $ 10,816              $ 10,862                   $ 10,670
 7/31/93                  $ 10,851              $ 10,924                   $ 10,692
 8/31/93                  $ 10,999              $ 11,115                   $ 10,851
 9/30/93                  $ 11,066              $ 11,145                   $ 10,895
10/31/93                  $ 11,158              $ 11,186                   $ 10,921
11/30/93                  $ 11,109              $ 11,091                   $ 10,867
12/31/93                  $ 11,173              $ 11,151                   $ 10,912
 1/31/94                  $ 11,342              $ 11,302                   $ 11,020
 2/28/94                  $ 11,252              $ 11,105                   $ 10,869
 3/31/94                  $ 11,061              $ 10,831                   $ 10,710
 4/30/94                  $ 10,941              $ 10,744                   $ 10,641
 5/31/94                  $ 10,911              $ 10,743                   $ 10,649
 6/30/94                  $ 10,914              $ 10,720                   $ 10,651
 7/31/94                  $ 11,042              $ 10,933                   $ 10,791
 8/31/94                  $ 11,123              $ 10,946                   $ 10,822
 9/30/94                  $ 11,054              $ 10,785                   $ 10,733
10/31/94                  $ 11,091              $ 10,775                   $ 10,735
11/30/94                  $ 11,051              $ 10,752                   $ 10,687
12/30/94                  $ 11,098              $ 10,826                   $ 10,722
 1/31/95                  $ 11,186              $ 11,040                   $ 10,896
 2/28/95                  $ 11,379              $ 11,303                   $ 11,107
 3/31/95                  $ 11,376              $ 11,372                   $ 11,168
 4/30/95                  $ 11,551              $ 11,531                   $ 11,297
 5/31/95                  $ 11,942              $ 11,977                   $ 11,616
 6/30/95                  $ 12,035              $ 12,065                   $ 11,690
 7/31/95                  $ 12,082              $ 12,041                   $ 11,695
 8/31/95                  $ 12,247              $ 12,186                   $ 11,792
 9/29/95                  $ 12,376              $ 12,305                   $ 11,871
10/31/95                  $ 12,515              $ 12,464                   $ 12,001
11/30/95                  $ 12,622              $ 12,651                   $ 12,147
12/31/95                  $ 12,803              $ 12,829                   $ 12,267
 1/31/96                  $ 12,925              $ 12,913                   $ 12,371
 2/29/96                  $ 12,807              $ 12,689                   $ 12,240
 3/31/96                  $ 12,749              $ 12,600                   $ 12,184
 4/30/96                  $ 12,684              $ 12,529                   $ 12,149
 5/31/96                  $ 12,742              $ 12,504                   $ 12,143
 6/30/96                  $ 12,815              $ 12,672                   $ 12,266
 7/31/96                  $ 12,857              $ 12,706                   $ 12,304
 8/31/96                  $ 12,918              $ 12,684                   $ 12,318
 9/30/96                  $ 13,122              $ 12,905                   $ 12,477
10/31/96                  $ 13,358              $ 13,191                   $ 12,682
11/30/96                  $ 13,591              $ 13,417                   $ 12,835
12/31/96                  $ 13,584              $ 13,292                   $ 12,766
 1/31/97                  $ 13,666              $ 13,333                   $ 12,815
 2/28/97                  $ 13,765              $ 13,367                   $ 12,836
 3/31/97                  $ 13,655              $ 13,218                   $ 12,763
 4/30/97                  $ 13,779              $ 13,417                   $ 12,907
 5/31/97                  $ 13,915              $ 13,544                   $ 13,008
 6/30/97                  $ 14,080              $ 13,705                   $ 13,119
 7/31/97                  $ 14,431              $ 14,075                   $ 13,361
 8/31/97                  $ 14,330              $ 13,956                   $ 13,310
 9/30/97                  $ 14,531              $ 14,162                   $ 13,455
10/31/97                  $ 14,660              $ 14,368                   $ 13,611
11/30/97                  $ 14,685              $ 14,434                   $ 13,641
12/31/97                  $ 14,776              $ 14,580                   $ 13,752
 1/31/98                  $ 15,001              $ 14,766                   $ 13,932
 2/28/98                  $ 14,947              $ 14,754                   $ 13,917
 3/31/98                  $ 14,991              $ 14,804                   $ 13,961
 4/30/98                  $ 15,059              $ 14,881                   $ 14,027
 5/31/98                  $ 15,172              $ 15,023                   $ 14,124
 6/30/98                  $ 15,292              $ 15,151                   $ 14,219
 7/31/98                  $ 15,291              $ 15,182                   $ 14,273
 8/31/98                  $ 15,464              $ 15,430                   $ 14,543
 9/30/98                  $ 15,698              $ 15,791                   $ 14,883
10/31/98                  $ 15,605              $ 15,707                   $ 14,908
11/30/98                  $ 15,687              $ 15,797                   $ 14,862
12/31/98                  $ 15,732              $ 15,844                   $ 14,920
 1/31/99                  $ 15,780              $ 15,957                   $ 14,986
 2/28/99                  $ 15,586              $ 15,677                   $ 14,781
 3/31/99                  $ 15,706              $ 15,764                   $ 14,879
 4/30/99                  $ 15,758              $ 15,814                   $ 14,919
 5/31/99                  $ 15,647              $ 15,675                   $ 14,828
 6/30/99                  $ 15,642              $ 15,625                   $ 14,849
 7/31/99                  $ 15,621              $ 15,559                   $ 14,851
 8/31/99                  $ 15,599              $ 15,551                   $ 14,872
 9/30/99                  $ 15,723              $ 15,732                   $ 14,999
10/31/99                  $ 15,751              $ 15,790                   $ 15,029
11/30/99                  $ 15,761              $ 15,788                   $ 15,039
12/31/99                  $ 15,729              $ 15,713                   $ 14,992
 1/31/00                  $ 15,665              $ 15,661                   $ 14,942
 2/29/00                  $ 15,793              $ 15,850                   $ 15,066
 3/31/00                  $ 15,915              $ 16,059                   $ 15,238
 4/30/00                  $ 15,770              $ 16,013                   $ 15,231
 5/31/00                  $ 15,756              $ 16,005                   $ 15,272
 6/30/00                  $ 16,121              $ 16,338                   $ 15,515
 7/31/00                  $ 16,273              $ 16,486                   $ 15,618
 8/31/00                  $ 16,513              $ 16,725                   $ 15,793
 9/30/00                  $ 16,641              $ 16,831                   $ 15,931
10/31/00                  $ 16,634              $ 16,942                   $ 16,040
11/30/00                  $ 16,799              $ 17,220                   $ 16,275
12/31/00                  $ 17,207              $ 17,540                   $ 16,562
 1/31/01                  $ 17,750              $ 17,826                   $ 16,783
 2/28/01                  $ 17,804              $ 17,981                   $ 16,937
 3/31/01                  $ 17,815              $ 18,071                   $ 17,060
 4/30/01                  $ 17,768              $ 17,995                   $ 17,006
 5/31/01                  $ 17,931              $ 18,104                   $ 17,076
 6/30/01                  $ 17,951              $ 18,173                   $ 17,131
 7/31/01                  $ 18,309              $ 18,580                   $ 17,450
 8/31/01                  $ 18,475              $ 18,793                   $ 17,605
 9/30/01                  $ 18,441              $ 19,011                   $ 17,981
10/31/01                  $ 18,707              $ 19,409                   $ 18,262
11/30/01                  $ 18,499              $ 19,141                   $ 18,044
12/31/01                  $ 18,345              $ 19,018                   $ 17,957
 1/31/02                  $ 18,409              $ 19,172                   $ 18,034
 2/28/02                  $ 18,465              $ 19,358                   $ 18,183
 3/31/02                  $ 18,254              $ 19,037                   $ 17,909
 4/30/02                  $ 18,387              $ 19,406                   $ 18,244
 5/31/02                  $ 18,444              $ 19,571                   $ 18,371
 6/30/02                  $ 17,954              $ 19,741                   $ 18,601
 7/31/02                  $ 17,469              $ 19,980                   $ 18,952
 8/31/02                  $ 17,854              $ 20,318                   $ 19,168
 9/30/02                  $ 17,953              $ 20,647                   $ 19,497
10/31/02                  $ 17,938              $ 20,552                   $ 19,484


[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
            CREDIT SUISSE FIXED INCOME FUND(1) ADVISOR CLASS SHARES,
              THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX(3) AND
       THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX(4)
                      FROM INCEPTION (7/03/96). (UNAUDITED)


                                                                 LEHMAN BROTHERS
              CREDIT SUISSE             LEHMAN BROTHERS            INTERMEDIATE
           FIXED INCOME FUND(1)       U.S. AGGREGATE BOND      GOVERNMENT/CORPORATE
        ADVISOR CLASS -- $ 13,767    INDEX(3) -- $ 16,219    BOND INDEX(4) -- $ 15,885
 7/96                    $ 10,000                $ 10,000                     $ 10,000
 7/96                    $ 10,014                $ 10,027                     $ 10,031
 8/96                    $ 10,058                $ 10,010                     $ 10,042
 9/96                    $ 10,214                $ 10,184                     $ 10,172
10/96                    $ 10,393                $ 10,410                     $ 10,339
11/96                    $ 10,573                $ 10,588                     $ 10,464
12/96                    $ 10,565                $ 10,490                     $ 10,408
 1/97                    $ 10,638                $ 10,522                     $ 10,448
 2/97                    $ 10,703                $ 10,549                     $ 10,465
 3/97                    $ 10,615                $ 10,431                     $ 10,405
 4/97                    $ 10,709                $ 10,588                     $ 10,523
 5/97                    $ 10,813                $ 10,689                     $ 10,605
 6/97                    $ 10,939                $ 10,816                     $ 10,695
 7/97                    $ 11,210                $ 11,108                     $ 10,893
 8/97                    $ 11,129                $ 11,013                     $ 10,851
 9/97                    $ 11,272                $ 11,176                     $ 10,969
10/97                    $ 11,381                $ 11,338                     $ 11,097
11/97                    $ 11,387                $ 11,391                     $ 11,121
12/97                    $ 11,466                $ 11,506                     $ 11,212
 1/98                    $ 11,628                $ 11,653                     $ 11,358
 2/98                    $ 11,596                $ 11,644                     $ 11,346
 3/98                    $ 11,617                $ 11,683                     $ 11,381
 4/98                    $ 11,668                $ 11,744                     $ 11,436
 5/98                    $ 11,764                $ 11,855                     $ 11,515
 6/98                    $ 11,845                $ 11,956                     $ 11,592
 7/98                    $ 11,841                $ 11,981                     $ 11,637
 8/98                    $ 11,972                $ 12,177                     $ 11,857
 9/98                    $ 12,163                $ 12,462                     $ 12,133
10/98                    $ 12,087                $ 12,396                     $ 12,153
11/98                    $ 12,149                $ 12,466                     $ 12,116
12/98                    $ 12,170                $ 12,504                     $ 12,163
 1/99                    $ 12,204                $ 12,592                     $ 12,218
 2/99                    $ 12,062                $ 12,372                     $ 12,050
 3/99                    $ 12,152                $ 12,440                     $ 12,130
 4/99                    $ 12,179                $ 12,480                     $ 12,163
 5/99                    $ 12,090                $ 12,370                     $ 12,088
 6/99                    $ 12,082                $ 12,330                     $ 12,106
 7/99                    $ 12,063                $ 12,279                     $ 12,107
 8/99                    $ 12,044                $ 12,273                     $ 12,124
 9/99                    $ 12,149                $ 12,415                     $ 12,228
10/99                    $ 12,168                $ 12,461                     $ 12,253
11/99                    $ 12,174                $ 12,460                     $ 12,261
12/99                    $ 12,133                $ 12,400                     $ 12,222
 1/00                    $ 12,093                $ 12,359                     $ 12,182
 2/00                    $ 12,177                $ 12,508                     $ 12,282
 3/00                    $ 12,281                $ 12,673                     $ 12,423
 4/00                    $ 12,165                $ 12,637                     $ 12,418
 5/00                    $ 12,139                $ 12,630                     $ 12,451
 6/00                    $ 12,430                $ 12,893                     $ 12,648
 7/00                    $ 12,534                $ 13,010                     $ 12,732
 8/00                    $ 12,730                $ 13,199                     $ 12,875
 9/00                    $ 12,813                $ 13,282                     $ 12,988
10/00                    $ 12,817                $ 13,370                     $ 13,077
11/00                    $ 12,929                $ 13,589                     $ 13,269
12/00                    $ 13,255                $ 13,842                     $ 13,503
 1/02                    $ 13,671                $ 14,068                     $ 13,682
 2/02                    $ 13,697                $ 14,190                     $ 13,808
 3/02                    $ 13,717                $ 14,261                     $ 13,908
 4/02                    $ 13,677                $ 14,201                     $ 13,864
 5/02                    $ 13,799                $ 14,287                     $ 13,921
 6/02                    $ 13,813                $ 14,341                     $ 13,966
 7/02                    $ 14,087                $ 14,662                     $ 14,227
 8/02                    $ 14,226                $ 14,831                     $ 14,353
 9/02                    $ 14,183                $ 15,003                     $ 14,659
10/02                    $ 14,386                $ 15,317                     $ 14,888
11/02                    $ 14,236                $ 15,105                     $ 14,710
12/02                    $ 14,116                $ 15,009                     $ 14,639
 1/02                    $ 14,148                $ 15,130                     $ 14,702
 2/02                    $ 14,189                $ 15,277                     $ 14,824
 3/02                    $ 14,039                $ 15,023                     $ 14,601
 4/02                    $ 14,125                $ 15,315                     $ 14,874
 5/02                    $ 14,168                $ 15,445                     $ 14,978
 6/02                    $ 13,788                $ 15,579                     $ 15,165
 7/02                    $ 13,428                $ 15,768                     $ 15,451
 8/02                    $ 13,708                $ 16,034                     $ 15,627
 9/02                    $ 13,783                $ 16,294                     $ 15,896
10/02                    $ 13,767                $ 16,219                     $ 15,885

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          CREDIT SUISSE FIXED INCOME FUND1 CLASS A, B AND C SHARES,(2)
              THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX(3) AND
       THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX(4)
                      FROM INCEPTION (7/31/01). (UNAUDITED)



           CREDIT SUISSE           CREDIT SUISSE            CREDIT SUISSE
       FIXED INCOME FUND(1)    FIXED INCOME FUND(1)     FIXED INCOME FUND(1)
       CLASS A(2) -- $ 9,314   CLASS B(2) -- $ 9,408   CLASS C(2) -- $ 9,676

 7/01                $ 9,525                $ 10,000                $ 10,000
 8/01                $ 9,619                $ 10,092                $ 10,087
 9/01                $ 9,590                $ 10,058                $ 10,051
10/01                $ 9,728                $ 10,196                $ 10,189
11/01                $ 9,626                $ 10,074                $ 10,076
12/01                $ 9,545                $  9,982                $  9,985
 1/02                $ 9,567                $ 10,009                $ 10,001
 2/02                $ 9,594                $ 10,032                $ 10,024
 3/02                $ 9,483                $  9,909                $  9,902
 4/02                $ 9,550                $  9,974                $  9,965
 5/02                $ 9,579                $  9,997                $  9,989
 6/02                $ 9,322                $  9,724                $  9,716
 7/02                $ 9,068                $  9,453                $  9,445
 8/02                $ 9,258                $  9,655                $  9,647
 9/02                $ 9,318                $  9,701                $  9,693
10/02                $ 9,314                $  9,408                $  9,676

                                                           LEHMAN BROTHERS
                  LEHMAN BROTHERS                 INTERMEDIATE GOVERNMENT/CORPORATE
       U.S. AGGREGATE BOND INDEX(3) -- $ 11,062       BOND INDEX(4) -- $ 11,165
 7/01                                  $ 10,000                            $ 10,000
 8/01                                  $ 10,115                            $ 10,089
 9/01                                  $ 10,232                            $ 10,304
10/01                                  $ 10,446                            $ 10,465
11/01                                  $ 10,302                            $ 10,340
12/01                                  $ 10,236                            $ 10,290
 1/02                                  $ 10,319                            $ 10,335
 2/02                                  $ 10,419                            $ 10,420
 3/02                                  $ 10,246                            $ 10,263
 4/02                                  $ 10,445                            $ 10,455
 5/02                                  $ 10,534                            $ 10,528
 6/02                                  $ 10,625                            $ 10,659
 7/02                                  $ 10,754                            $ 10,860
 8/02                                  $ 10,936                            $ 10,984
 9/02                                  $ 11,113                            $ 11,173
10/02                                  $ 11,062                            $ 11,165

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

                                                                              SINCE
                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION
                                       ------      -------     --------     ---------

Common Class                           (2.59%)      4.34%        5.88%        6.95%
Advisor Class                          (2.83%)      4.10%          --         5.27%
Class A Without Sales Charge           (2.83%)        --           --        (1.43%)
Class A With Maximum Sales Charge      (7.45%)        --           --        (5.43%)
Class B Without Sales Charge           (3.55%)        --           --        (2.14%)
Class B With Maximum Sales Charge      (7.25%)        --           --        (4.52%)
Class C Without Sales Charge           (3.56%)        --           --        (2.20%)
Class C With Maximum Sales Charge      (4.49%)        --           --        (2.20%)

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)

                                                                              SINCE
                                       1 YEAR      5 YEARS     10 YEARS     INCEPTION
                                       ------      -------     --------     ---------
Common Class                           (4.07%)      4.14%        6.02%         6.90%
Advisor Class                          (4.31%)      3.88%          --          5.18%
Class A Without Sales Charge           (4.27%)        --           --         (1.78%)
Class A With Maximum Sales Charge      (8.86%)        --           --         (5.51%)
Class B Without Sales Charge           (5.02%)        --           --         (2.53%)
Class B With Maximum Sales Charge      (8.67%)        --           --         (4.75%)
Class C Without Sales Charge           (5.03%)        --           --         (2.59%)
Class C With Maximum Sales Charge      (5.94%)        --           --         (2.59%)


----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was -8.86%. Total return for Class B Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was -8.67%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was -5.94%.
(3) The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service. Investors cannot invest directly in an index.
(4) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-maturity U.S. Government bonds and is calculated by Lehman Brothers, Inc. Investors cannot invest directly in an index.

CREDIT SUISSE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2002


      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (39.1%)
AEROSPACE & DEFENSE (0.5%)
  $    715  Lockheed Martin Corp., Bonds                             (BBB, Baa2)         12/01/29           8.500    $     924,266
        30  Sequa Corp., Senior Notes                                (BB-, Ba3)          08/01/09           9.000           25,350
        95  Sequa Corp., Series B, Senior Notes                      (BB-, Ba3)          04/01/08           8.875           80,275
       165  The Boeing Co., Debentures                                (A+, A2)           08/15/42           7.500          170,880
                                                                                                                     -------------
                                                                                                                         1,200,771
                                                                                                                     -------------

APPAREL (0.0%)
       125  Levi Strauss & Co., Notes                                (BB-, Caa1)         11/01/06           7.000          106,250
                                                                                                                     -------------

AUTOMOBILE MANUFACTURERS (1.5%)
       175  DaimlerChrysler NA Holding Corp., Company
             Guaranteed, Global Notes                                 (BBB+, A3)         01/15/12           7.300          189,782
     3,080  General Motors Corp., Global Notes                        (BBB, A3)          01/15/11           7.200        2,900,898
       270  General Motors Corp., Series MTN, Notes                   (BBB, A2)          05/16/05           5.250          264,206
                                                                                                                     -------------
                                                                                                                         3,354,886
                                                                                                                     -------------

AUTOMOBILE PARTS & EQUIPMENT (0.2%)
       280  Collins & Aikman Products Corp., Company
             Guaranteed, Senior Subordinated Notes
             (Callable 12/05/02 @ $103.83)                            (B, B2)            04/15/06          11.500          233,100
       295  Metaldyne Corp., Rule 144A, Private
             Placement, Senior Subordinated Notes
             (Callable 6/15/07 @ $105.50)++                           (B, B3)            06/15/12          11.000          210,925
                                                                                                                     -------------
                                                                                                                           444,025
                                                                                                                     -------------

BANKING (0.1%)
       250  Sovereign Bancorp, Inc., Senior Notes                    (BBB-, Ba2)         11/15/06          10.500          280,000
                                                                                                                     -------------

BUILDING MATERIALS (0.3%)
       295  Building Materials Corp., Company Guaranteed               (B, B2)           12/01/08           8.000          216,825
       160  Dayton Superior Corp., Company Guaranteed Notes
             (Callable 6/15/07 @ $102.17)                            (B-, Caa2)          06/15/09          13.000          125,600
       400  Nortek, Inc., Series B, Global Senior Subordinated
             Notes (Callable 6/15/06 @ $104.94)                       (B-, B3)           06/15/11           9.875          379,000
                                                                                                                     -------------
                                                                                                                           721,425
                                                                                                                     -------------

CABLE (0.6%)
     1,600  CSC Holdings, Inc., Series B, Senior Notes               (BB-, B1)           04/01/11           7.625        1,316,000
        80  DIVA Systems Corp., Series B, Senior Discount
             Notes (Callable 3/01/03 @ $106.31)**                     (NA, NR)           03/01/08          12.625            1,200
        40  Insight Midwest, Senior Notes (Callable
             10/01/04 @ $104.88)                                      (B+, B2)           10/01/09           9.750           34,200
        35  James Cable Partners LP, Series B, Senior Notes
             (Callable 12/05/02 @ $102.69)                            (NR, Ca)           08/15/04          10.750           17,325
        70  Northland Cable Television, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 12/05/02 @ $105.12)                           (CC, Caa1)          11/15/07          10.250           40,250
                                                                                                                     -------------
                                                                                                                         1,408,975
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                        6




      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
CHEMICALS (0.4%)-
  $    280  Applied Extrusion Technologies, Inc.,
             Series B, Company Guaranteed
             (Callable 7/01/06 @ $105.38)                             (B, Caa1)          07/01/11          10.750    $     169,400
       540  Avecia Group PLC, Global Company Guaranteed
             (Callable 7/01/04 @ $105.50)                             (B-, B3)           07/01/09          11.000          456,300
       315  Mississippi Chemical Corp., Bonds                        (CCC, Caa2)         11/15/17           7.250           58,275
       120  Scotts Co., Company Guaranteed
             (Callable 1/15/04 @ $104.31)                             (B+, B2)           01/15/09           8.625          125,400
                                                                                                                     -------------
                                                                                                                           809,375
                                                                                                                     -------------

COMMERCIAL SERVICES (0.1%)
       100  Iron Mountain, Inc., Company Guaranteed
             (Callable 4/01/06 @ $104.31)                             (B, B2)            04/01/13           8.625          104,750
       215  La Petite Academy, Inc.,
             Series B, CompanyGuaranteed
             (Callable 5/15/03 @ $105.00)                             (CC, Ca)           05/15/08          10.000          112,875
                                                                                                                     -------------
                                                                                                                           217,625
                                                                                                                     -------------

COMPUTERS (0.1%)
       160  Unisys Corp., Senior Notes                               (BB+, Ba1)          01/15/05           7.250          160,800
                                                                                                                     -------------

DIVERSIFIED FINANCIALS (5.5%)
       270  Armkel LLC & Armkel Financial,
             Global Senior Subordinated Notes
             (Callable 8/15/05 @ $104.75)                             (B-, B2)           08/15/09           9.500          289,575
     1,195  Boeing Capital Corp., Global Bonds                        (A+, A3)           01/15/13           5.800        1,164,886
       180  Burlington Resources Finance Co., Yankee
             Company Guaranteed                                     (BBB+, Baa1)         03/01/07           5.700          193,838
       175  Chukchansi Economic Development Authority,
             Rule 144A, Private Placement, Senior Notes
             (Callable 10/01/06 @ $113.00)++                          (NA, NA)           06/15/09          14.500          161,437
       415  Countrywide Home Loans, Inc., Global
             Company Guaranteed                                       (A, A3)            06/15/04           6.850          438,252
       325  Countrywide Home Loans, Inc., Global
             Company Guaranteed                                       (A, A3)            02/01/07           5.500          338,280
       425  Countrywide Home Loans, Inc., Global
             Company Guaranteed                                       (A, A3)            05/15/07           5.625          445,344
     2,550  Ford Motor Credit Co., Global Notes                      (BBB, A3)           02/01/06           6.875        2,352,623
     1,290  Ford Motor Credit Co., Global Notes                      (BBB, A3)           10/28/09           7.375        1,169,288
     1,520  Household Finance Corp., Global Notes                     (A-, A2)           01/30/07           5.750        1,353,191
     2,126  Verizon Global Funding Corp., Global Notes                (A+, A1)           06/15/12           6.875        2,272,694
       450  Verizon Global Funding Corp., Global Notes                (A+, A1)           09/01/12           7.375          496,352
     1,395  Verizon Global Funding Corp., Global Notes                (A+, A1)           12/01/30           7.750        1,500,106
       380  Verizon Global Funding Corp., Global Notes                (A+, A1)           06/15/32           7.750          409,096
                                                                                                                     -------------
                                                                                                                        12,584,962
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                        7

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
ELECTRIC (2.8%)
  $     90  Calpine Corp., Senior Notes                               (B+, B1)          08/15/10           8.625    $      29,250
     1,825  Calpine Corp., Senior Notes                               (B+, B1)          02/15/11           8.500          602,250
       750  Cilcorp, Inc., Bonds                                    (BB+, Baa2)         10/15/29           9.375          646,713
       825  Cincinnati Gas & Electric Co., Notes                    (BBB, Baa1)         09/15/12           5.700          819,892
       200  CMS Energy Corp.                                        (BBB-, Baa3)        09/15/06           6.250          190,976
        95  CMS Energy Corp., Senior Notes                            (B+, B3)          01/15/09           7.500           68,492
       235  CMS Energy Corp., Series B, Senior Notes                  (B+, B3)          01/15/04           6.750          190,409
       520  Energy East Corp., Notes                                 (BBB, Baa2)        06/15/12           6.750          556,558
     1,775  PG&E National Energy Group, Global
             Senior Notes                                              (D, Ca)          05/16/11          10.375          381,625
       795  Progress Energy, Inc., Senior Notes                      (BBB, Baa1)        03/01/06           6.750          817,364
     1,080  Progress Energy, Inc., Senior Notes                      (BBB, Baa1)        03/01/31           7.750        1,064,599
       855  PSEG Power LLC, Global Company Guaranteed                (BBB, Baa1)        04/15/06           6.875          795,859
       305  PSEG Power LLC, Rule 144A, Private
             Placement, Notes++                                      (BBB, Baa1)        06/01/12           6.950          265,880
                                                                                                                     -------------
                                                                                                                         6,429,867
                                                                                                                     -------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
        60  Motors & Gears, Inc., Series D, Senior Notes
             (Callable 12/05/02 @ $105.38)                           (B-, Caa1)         11/15/06          10.750           51,300
       525  Oncor Electric Delivery Co., Rule 144A, Private
             Placement, Senior Secured Notes++                       (BBB, A3)          05/01/12           6.375          535,091
                                                                                                                     -------------
                                                                                                                           586,391
                                                                                                                     -------------

ELECTRONICS (0.1%)
        20  Fisher Scientific International,
             Senior Subordinated Notes
             (Callable 2/01/03 @ $104.50)                             (B, B3)           02/01/08           9.000           20,800
       170  Flextronics International, Ltd., Yankee
             Senior Subordinated Notes
             (Callable 7/01/05 @ $104.94)                            (BB-, Ba2)         07/01/10           9.875          177,650
                                                                                                                     -------------
                                                                                                                           198,450
                                                                                                                     -------------

ENTERTAINMENT (0.9%)
       455  Argosy Gaming Co., Company Guaranteed
             (Callable 6/01/04 @ $105.38)                             (B+, B2)          06/01/09          10.750          502,775
       200  Bluegreen Corp., Company Guaranteed                        (B, B3)          04/01/08          10.500          170,000
        50  Horseshoe Gaming Holding Corp.,
             Series B, Company Guaranteed
             (Callable 5/15/04 @ $104.31)                             (B+, B2)          05/15/09           8.625           52,875
       200  Isle of Capri Casinos, Inc., Company
             Guaranteed (Callable 4/15/04 @ $104.38)                   (B, B2)          04/15/09           8.750          201,000
       215  Kerzner International, Ltd., Global Company
             Guaranteed, Senior Subordinated Notes
             (Callable 8/15/06 @ $104.44)                             (B+, B2)          08/15/11           8.875          217,150

                 See Accompanying Notes to Financial Statements.

                                        8

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY          RATE%         VALUE
     -----                                                          -------------        --------         -------    -------------
CORPORATE BONDS (CONTINUED)
ENTERTAINMENT (CONTINUED)
  $    490  Mohegan Tribal Gaming, Global
             Senior Subordinated Notes
             (Callable 7/01/06 @ $104.19)                            (BB-, Ba3)          07/01/11           8.375    $     514,500
       320  Penn National Gaming, Inc., Company
             Guaranteed (Callable 3/15/06 @ $104.44)                  (B-, B3)           03/15/10           8.875          324,000
                                                                                                                     -------------
                                                                                                                         1,982,300
                                                                                                                     -------------

ENVIRONMENTAL CONTROL (2.1%)
     1,580  Allied Waste North America,
             Series B, Company Guaranteed
             (Callable 8/01/04 @ $105.00)                             (B+, B2)           08/01/09          10.000        1,524,700
        85  Allied Waste North America, Series B,
             Company Guaranteed, Senior Notes
             (Callable 1/01/04 @ $103.94)                            (BB-, Ba3)          01/01/09           7.875           81,175
     1,600  Allied Waste North America, Series B,
             Global Company Guaranteed                               (BB-, Ba3)          04/01/08           8.875        1,592,000
       110  Waste Management, Inc., Notes                            (BBB, Ba1)          04/30/04           8.000          113,587
       930  Waste Management, Inc., Rule 144A,
             Private Placements, Bonds++                             (BBB, Ba1)          05/15/32           7.750          911,500
       490  Waste Management, Inc., Senior Notes                     (BBB, Ba1)          08/01/10           7.375          515,365
                                                                                                                     -------------
                                                                                                                         4,738,327
                                                                                                                     -------------

FINANCE (0.3%)
       725  Washington Mutual, Inc., Global Senior Notes             (BBB+, A3)          01/15/07           5.625          769,094
                                                                                                                     -------------

FOOD (1.9%)
       300  Agrilink Foods, Inc., Company Guaranteed,
             Senior Subordinated Notes
             (Callable 11/01/03 @ $105.94)                            (B-, B3)           11/01/08          11.875          312,000
        65  Archibald Candy Corp., Company Guaranteed,
             Senior Secured Notes
             (Callable 12/05/02 @ $102.56)**                         (NR, Caa2)          07/01/04          10.250           32,175
       230  Aurora Foods, Inc.,
             Series B, Senior Subordinated Notes
             (Callable 7/01/03 @ $106.38)                            (CCC, Caa3)         07/01/08           8.750          101,200
       420  ConAgra Foods, Inc., Notes                              (BBB+, Baa1)         09/15/11           6.750          474,794
       525  ConAgra Foods, Inc., Notes                              (BBB+, Baa1)         09/15/30           8.250          666,430
       130  Fleming Companies, Inc., Company
             Guaranteed (Callable 6/15/06 @ $104.62)                   (B+, B2)          06/15/10           9.250          107,250
       145  Fleming Companies, Inc., Global Company
             Guaranteed (Callable 4/01/05 @ $105.06)                  (BB-, B2)          04/01/08         10.1250          123,975
       215  Land O' Lakes, Inc., Global
             Senior Notes (Callable 11/15/06 @ $104.38)                (B+, B2)          11/15/11           8.750          119,325
       615  Safeway, Inc., Senior Debentures                         (BBB, Baa2)         02/01/31           7.250          674,642
       560  Safeway, Inc., Senior Notes                              (BBB, Baa2)         09/15/04           7.250          605,495

                 See Accompanying Notes to Financial Statements.

                                        9

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
FOOD (CONTINUED)
  $    120  Stater Brothers Holdings, Inc.,
             Senior Notes (Callable 8/15/03 @ $105.38)                (B-, B2)           08/15/06          10.750    $     121,800
     1,075  Tyson Foods, Inc., Global Notes                          (BBB, Baa3)         10/01/04           6.625        1,136,490
                                                                                                                     -------------
                                                                                                                         4,475,576
                                                                                                                     -------------

FOREST PRODUCTS, PAPER (0.3%)
       350  Appleton Papers, Inc.,
             Series B, Global Company Guaranteed
             (Callable 12/15/05 @ $106.25)                            (B+, B3)           12/15/08          12.500          365,750
       290  Georgia-Pacific Corp., Senior Notes                      (BB+, Ba1)          05/15/31           8.875          223,868
                                                                                                                     -------------
                                                                                                                           589,618
                                                                                                                     -------------

GAS (0.5%)
     1,025  KeySpan Corp., Senior Notes                                (A, A3)           11/15/30           8.000        1,233,537
                                                                                                                     -------------

HEALTHCARE FACILITIES/SUPPLIES (0.3%)
       665  Baxter International, Inc., Notes                          (A, A3)           05/01/07           5.250          695,369
       110  Extendicare Health Services, Inc., Company
             Guaranteed (Callable 12/15/02 @ $104.67)                (CCC+, B3)          12/15/07           9.350           95,150
                                                                                                                     -------------
                                                                                                                           790,519
                                                                                                                     -------------

HEALTHCARE SERVICES (0.7%)
        90  HCA, Inc.                                                (BBB-, Ba1)         09/01/10           8.750          100,307
       235  HCA, Inc.                                                (BBB-, Ba1)         06/15/05           6.910          247,023
     1,175  HCA, Inc.                                                (BBB-, Ba1)         07/01/07           7.000        1,247,649
       290  Magellan Health Services, Inc.,
             Senior Subordinated Notes
             (Callable 2/15/03 @ $104.50)                             (CC, Ca)           02/15/08           9.000           50,750
                                                                                                                     -------------
                                                                                                                         1,645,729
                                                                                                                     -------------

HOLDING COMPANIES (0.1%)
       170  Werner Holding Co., Inc.,
             Series A, Company Guaranteed
             (Callable 12/05/02 @ $105.00)                             (B-, B2)          11/15/07          10.000          160,650
                                                                                                                     -------------

HOME BUILDERS (0.1%)
       110  KB Home, Senior Subordinated Notes
             (Callable 2/15/06 @ $104.75)                            (BB-, Ba3)          02/15/11           9.500          114,675
        75  Ryland Group, Senior Notes
             (Callable 9/01/05 @ $104.88)                            (BB+, Ba2)          09/01/10           9.750           81,562
                                                                                                                     -------------
                                                                                                                           196,237
                                                                                                                     -------------

INDUSTRIAL (0.3%)
       495  Norsk Hydro A/S, Yankee Debentures                        (A, A2)            06/15/23           7.750          581,936
                                                                                                                     -------------

IRON & STEEL (0.0%)
       105  AK Steel Corp., Company Guaranteed
             (Callable 2/15/04 @ $103.94)                             (BB, B1)           02/15/09           7.875          105,000
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                       10

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
LEISURE (0.4%)
  $    625  Carnival Corp., Yankee Notes                              (A, A2)            04/15/08           6.150    $     659,741
       280  Hard Rock Hotel, Inc.,
             Series B, Senior Subordinated Notes
             (Callable 12/05/02 @ $104.62)                           (B-, Caa1)          04/01/05           9.250          277,900
                                                                                                                     -------------
                                                                                                                           937,641
                                                                                                                     -------------

LODGING (2.6%)
       345  Ameristar Casinos, Inc.,
             Global Company Guaranteed
             (Callable 2/15/06 @ $105.38)                             (B, B3)            02/15/09          10.750          374,325
       120  Aztar Corp., Senior Subordinated Notes
             (Callable 5/15/03 @ $104.44)                             (B+, Ba3)          05/15/07          8.8750          120,000
       215  Boyd Gaming Corp., Company Guaranteed
             (Callable 8/01/05 @ $104.62)                            (BB-, Ba3)          08/01/09           9.250          233,813
       530  Hilton Hotels Corp., Notes                              (BBB-, Ba1)          02/15/11           8.250          541,495
       515  ITT Corp.                                               (BBB-, Ba1)          11/15/05           6.750          499,952
       325  Majestic Investor Holdings,
             Company Guaranteed, Senior Secured Notes
             (Callable 11/30/05 @ $105.83)                             (B, B2)           11/30/07          11.653          284,781
        20  Mandalay Resort Group,
             Senior Subordinated Notes
             (Callable 12/01/02 @ $104.62)                           (BB-, Ba3)          12/01/05           9.250           20,750
        30  MGM Mirage, Inc., Company Guaranteed                     (BB+, Ba2)          06/01/07           9.750           33,150
     1,495  Park Place Entertainment Corp.,
             Senior Subordinated Notes                               (BB+, Ba2)          12/15/05           7.875        1,506,213
       280  Prime Hospitality Corp.,
             Series B, Global Senior Subordinated Notes
             (Callable 5/01/07 @ $104.19)                             (B+, B1)           05/01/12           8.375          256,200
       300  Riviera Holdings Corp., Rule 144A,
             Private Placement, Company Guaranteed
             (Callable 6/15/06 @ $105.50)++                           (B+, B2)           06/15/10          11.000          275,250
     1,810  Starwood Hotels & Resorts Worldwide, Inc.,
             Rule 144A, Private Placement, Notes++                   (BBB-, Ba1)         05/01/07           7.375        1,737,600
       340  Windsor Woodmont Black Hawk,
             Series B, First Mortgage
             (Callable 12/05/02 @ $113.00)**                          (NR, NA)           03/15/05          13.000          222,700
                                                                                                                     -------------
                                                                                                                         6,106,229
                                                                                                                     -------------

MEDIA (2.9%)
       355  AOL Time Warner, Inc., Global Bonds                     (BBB+, Baa1)         04/15/31           7.625          322,726
        10  Chancellor Media Corp.,
             Company Guaranteed, Senior Notes                        (BBB-, Ba1)         11/01/08           8.000           10,588
     1,085  Charter Communications Holdings LLC,
             Global Senior Notes                                      (B-, B3)           10/01/09          10.750          485,537

                 See Accompanying Notes to Financial Statements.

                                       11

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
  $    550  Charter Communications Holdings LLC,
             Global Senior Notes                                      (B-, B3)           11/15/09           9.625    $     237,875
        10  Charter Communications Holdings LLC,
             Senior Discount Notes
             (Callable 4/01/04 @ $104.96)+**                          (B-, B3)           04/01/11           8.625            3,150
        75  Charter Communications Holdings LLC,
             Senior Notes (Callable 4/01/04 @ $104.31)                (B-, B3)           04/01/09           8.625           32,625
        35  Clear Channel Communications, Inc.,
             Debentures                                             (BBB-, Baa3)         10/15/27           7.250           34,113
       615  Clear Channel Communications, Inc.,
             Global Senior Notes                                    (BBB-, Baa3)         11/01/06           6.000          633,561
        80  Coaxial Communications/Phoenix,
             Company Guaranteed, Senior Notes
             (Callable 12/05/02 @ $105.00)                             (B, B3)           08/15/06          10.000           68,500
     1,805  Comcast Cable Communications, Inc.,
             Senior Notes                                            (BBB, Baa3)         01/30/11           6.750        1,725,629
       100  CSC Holdings, Inc., Series B, Senior Notes                (BB-, B1)          07/15/09           8.125           83,500
       140  Lin Televison Corp., Company Guaranteed
             (Callable 3/01/03 @ $104.19)                              (B-, B3)          03/01/08           8.375          145,950
       620  News America Holdings, Inc.,
             Company Guaranteed                                     (BBB-, Baa3)         02/01/13           9.250          701,929
     1,190  News America Holdings, Inc., Debentures                 (BBB-, Baa3)         08/10/18           8.250        1,163,132
       135  Salem Communications Corp., Series B,
             Company Guaranteed, Senior Subordinated
              Notes (Callable 12/05/02 @ $104.75)                     (B-, B3)           10/01/07           9.500          140,738
       510  Viacom, Inc., Global Company Guaranteed                   (A-, A3)           08/15/12           5.625          532,144
       295  Walt Disney Co., Global Notes                           (BBB+, Baa1)         03/01/12           6.375          316,340
                                                                                                                     -------------
                                                                                                                         6,638,037
                                                                                                                     -------------

OIL & GAS (3.7%)
       135  Abraxas Petroleum Corp.,
             Series B, Company Guaranteed
             (Callable 12/05/02 @ $100.00)                           (CCC-, B3)          03/15/03          12.875          135,000
        10  Conoco Funding Co., Global Company Guaranteed             (A-, A3)           10/15/11           6.350           11,020
     1,940  Conoco Funding Co., Global Company Guaranteed             (A-, A3)           10/15/31           7.250        2,210,892
        60  Conoco, Inc., Senior Global Notes                         (A-, A3)           04/15/09           6.350           66,360
     1,690  Consolidated Natural Gas Co., Senior Notes               (BBB+, A3)          04/15/11           6.850        1,821,053
       500  Devon Energy Corp., Debentures                          (BBB, Baa2)          04/15/32           7.950          581,657
       510  Devon Financing Corp., ULC,
             Global Company Guaranteed                              (BBB, Baa2)          09/30/11           6.875          566,931
       870  Enterprise Products Partners LP,
             Company Guaranteed                                     (BBB, Baa2)          02/01/11           7.500          862,762
        30  Ocean Energy, Inc., Series B,
             Company Guaranteed
             (Callable 7/01/03 @ $104.19)                            (BB+, Ba1)          07/01/08           8.375           31,650

                 See Accompanying Notes to Financial Statements.

                                       12

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
  $     55  Parker Drilling Co.,
             Series B, Senior Notes, Company
             Guaranteed (Callable 11/15/04 @ $105.06)                 (B+, B1)           11/15/09          10.125    $      53,625
     1,775  Petronas Capital Ltd.,-
             Rule 144A, Private Placement, Company
             Guaranteed++                                           (BBB+, Baa1)         05/22/22           7.875        1,842,963
       660  Tesoro Petroleum Corp.,
             Global Senior Subordinated
             Notes (Callable 4/01/07 @ $104.81)                       (B, B2)            04/01/12           9.625          339,900
                                                                                                                     -------------
                                                                                                                         8,523,813
                                                                                                                     -------------

PACKAGING & CONTAINERS (0.5%)
       175  Box USA Holdings, Series B,
             Senior Secured Notes
             (Callable 12/05/02 @ $104.00)                             (B, B3)           06/01/06          12.000          182,000
       200  Owens-Brockway Glass Containers,
             Global Company Guaranteed
             (Callable 2/15/06 @ $104.44)                             (BB, B2)           02/15/09           8.875          206,500
       150  Owens-Illinois, Inc., Senior Notes                        (B+, B3)           05/15/08           7.350          134,625
       240  Packaged Ice, Inc., Series B,
             Company Guaranteed, Senior Unsecured
             Notes (Callable 12/05/02 @ $104.88)                     (B-, Caa3)          02/01/05           9.750          178,800
       380  Stone Container Corp., Global Senior
             Notes (Callable 7/01/07 @ $104.19)                        (B, B2)           07/01/12           8.375          393,300
                                                                                                                     -------------
                                                                                                                         1,095,225
                                                                                                                     -------------

PHARMACEUTICALS (0.1%)
       180  NBTY, Inc., Series B, Senior Subordinated
             Notes (Callable 12/05/02 @ $104.31)                      (B+, B1)           09/15/07           8.625          181,800
                                                                                                                     -------------

PIPELINES (0.9%)
       600  El Paso Corp., Rule 144A, Private
             Placement, Notes++                                     (BBB-, Baa3)         06/15/12           7.875          402,703
       430  Tennessee Gas Pipeline Co., Debentures                   (BBB, Baa2)         04/01/17           7.500          387,973
       305  Tennessee Gas Pipeline Co., Debentures                   (BBB, Baa2)         10/15/28           7.000          260,093
       190  Western Gas Resources, Inc., Company
             Guaranteed (Callable 6/15/04 @ $105.00)                 (BB-, Ba3)          06/15/09          10.000          200,450
       920  Williams Companies, Inc., Notes                            (B, B1)           09/01/21           7.875          519,800
       665  Williams Companies, Inc., Notes                            (B, B1)           06/15/31           7.750          369,075
                                                                                                                     -------------
                                                                                                                         2,140,094
                                                                                                                     -------------

REAL ESTATE (0.4%)
       465  EOP Operating LP, Notes                                 (BBB+, Baa1)         06/15/04           6.500          485,531
       500  EOP Operating LP, Senior Notes                          (BBB+, Baa1)         02/15/05           6.625          529,017
                                                                                                                     -------------
                                                                                                                         1,014,548
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                       13

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
RETAIL (0.3%)
  $    135  Hockey Co. & Sports Maska, Inc.,
             Senior Secured, Global Notes, Units
             (Callable 4/15/06 @ $105.62)                             (NA, B2)           04/15/09          11.250    $     129,600
       300  Leslie's Poolmart, Senior Notes
             (Callable 12/05/02 @ $102.59)                            (B-, B3)           07/15/04          10.375          280,125
       140  Sbarro, Inc., Company Guaranteed, Senior Notes
             (Callable 9/15/04 @ $105.50)                             (B+, B2)           09/15/09          11.000          125,300
       240  Yum! Brands, Inc., Senior Notes                          (BB, Ba1)           07/01/12           7.700          249,600
                                                                                                                     -------------
                                                                                                                           784,625
                                                                                                                     -------------

SECONDARY OIL & GAS PRODUCERS (0.5%)
       225  Chesapeake Energy Corp.,
             Global Company Guaranteed, Senior Notes
             (Callable 4/01/06 @ $104.06)                             (B+, B1)           04/01/11           8.125          230,625
       230  Denbury Management, Inc.,
             Company Guaranteed, Senior Subordinated
             Notes (Callable 3/01/03 @ $104.50)                        (B, B3)           03/01/08           9.000          235,175
       370  Magnum Hunter Resources, Inc., Company
             Guaranteed (Callable 12/05/02 @ $105.00)                 (B+, B2)           06/01/07          10.000          386,650
        50  Mission Resources Corp., Series C,
             Global Company Guaranteed
             (Callable 12/05/02 @ $105.44)                           (B-, Caa1)          04/01/07          10.875           30,250
       144  Southwest Royalties, Inc., Company
             Guaranteed (Callable 12/05/02 @ $100.00)                (CCC-, NA)          06/30/04          10.500          143,820
        41  Southwest Royalties, Inc.,
             Company Guaranteed, Senior Secured Notes
             (Callable 12/05/02 @ $100.00)                           (CCC-, NA)          06/30/04          10.500           41,000
                                                                                                                     -------------
                                                                                                                         1,067,520
                                                                                                                     -------------

TELECOMMUNICATIONS (5.7%)
       175  Alamosa PCS Holdings, Inc.,
             Company Guaranteed, Senior Discount
             Notes (Callable 2/15/05 @ $106.44)+                    (CCC, Caa3)          02/15/10          12.875           25,375
     1,085  AT&T Corp., Global Notes                                (BBB+, Baa2)         03/15/09           6.000        1,037,786
       240  AT&T Corp., Global Notes                                (BBB+, Baa2)         03/15/29           6.500          207,116
     1,290  AT&T Corp., Global Senior Notes                         (BBB+, Baa2)         11/15/11           7.300        1,266,665
     1,215  AT&T Wireless Services, Inc., Global Senior Notes       (BBB, Baa2)          05/01/07           7.500        1,076,454
       495  AT&T Wireless Services, Inc., Global Senior Notes       (BBB, Baa2)          03/01/31           8.750          397,052
       680  AT&T Wireless Services, Inc., Senior Notes              (BBB, Baa2)          03/01/11           7.875          592,629
     1,155  Citizens Communications Co., Global Senior Notes        (BBB, Baa2)          08/15/08           7.625        1,162,383
       320  Citizens Communications Co., Global Senior Notes        (BBB, Baa2)          08/15/31           9.000          308,118
     1,130  Citizens Communications Co., Notes                      (BBB, Baa2)          05/15/06           8.500        1,142,329
     1,150  Cox Communications, Inc., Notes                         (BBB, Baa2)          11/01/10           7.750        1,232,189
        60  Insight Midwest, Global Senior Notes
             (Callable 11/01/05 @ $105.25)                            (B+, B2)           11/01/10          10.500           52,200

                 See Accompanying Notes to Financial Statements.

                                       14

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
  $     10  Level 3 Communications, Inc.,
             Senior Notes (Callable 5/01/03 @ $104.56)               (CC, Caa3)          05/01/08           9.125    $       5,700
       195  Lucent Technologies, Inc., Notes                         (B-, Caa1)          07/15/06           7.250           98,475
        85  Nextel Communications, Inc.,
             Senior Discount Notes
             (Callable 2/15/03 @ $104.97)+                            (B, B3)            02/15/08           9.950           72,463
       960  Nextel Communications, Inc.,
             Senior Notes (Callable 11/15/04 @ $104.688)              (B, B3)            11/15/09           9.375          828,000
     1,290  Nextlink Communications,
             Senior Discount Notes
             (Callable 12/01/04 @ $106.06)**                          (NR, Ca)           12/01/09           9.450            9,675
     1,805  Nextlink Communications,
             Senior Notes (Callable 12/01/04 @ $105.25)               (NR, Ca)           12/01/09          10.500           13,538
       610  Sprint Capital Corp., Global Company Guaranteed         (BBB-, Baa3)         01/15/07           6.000          492,722
     1,655  Sprint Capital Corp., Senior, Global
             Company Guaranteed                                     (BBB-, Baa3)         11/15/28           6.875        1,099,986
     2,095  Verizon Wireless, Inc.,
             Rule 144A, Private Placement Notes++                     (A+, A2)           12/15/06           5.375        2,070,740
       940  XO Communications, Inc.,
             Senior Discount Notes
             (Callable 4/15/03 @ $104.72)**                           (NA, Ca)           04/15/08           9.450            7,050
                                                                                                                     -------------
                                                                                                                        13,198,645
                                                                                                                     -------------

TEXTILES (0.1%)
       140  Simmons Co., Series B,
             Senior Subordinated Notes
             (Callable 3/15/04 @ $105.12)                             (B-, B2)           03/15/09           10.25          149,800
        85  Westpoint Stevens, Inc., Senior Notes                    (CCC+, Ca)          06/15/05           7.875           25,925
                                                                                                                     -------------
                                                                                                                           175,725
                                                                                                                     -------------

WIRELESS (1.0%)
       220  ALLTEL Corp., Global Senior Notes                          (A, A2)           07/01/12           7.000          248,223
       760  ALLTEL Corp., Global Senior Notes                          (A, A2)           07/01/32           7.875          871,558
       306  TeleCorp PCS, Inc., Company Guaranteed,
             Senior Subordinated Notes
             (Callable 4/15/04 @ $105.81)+                          (BBB, Baa2)          04/15/09          11.625          255,510
       110  U.S. Unwired, Inc., Series B, Company
             Guaranteed, Senior Discount Notes
             (Callable 11/01/04 @ $106.69)+                         (CCC+, Caa2)         11/01/09          13.375            8,800
       650  Voicestream Wireless Corp.,
             Senior Discount Notes
             (Callable 11/15/04 @ $105.94)+                          (A-, Baa2)          11/15/09          11.875          542,750
       370  Voicestream Wireless Corp.,
             Senior Notes (Callable 11/15/04 @ $105.19)              (A-, Baa2)          11/15/09          10.375          382,950
                                                                                                                     -------------
                                                                                                                         2,309,791
                                                                                                                     -------------
TOTAL CORPORATE BONDS (Cost $97,527,195)                                                                                89,946,018
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                       15

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
ASSET BACKED SECURITIES (3.9%)
  $    900  Chase Credit Card Master Trust,
             Series 2001-1, Class A                                  (AAA, Aaa)          06/15/07           1.973    $     903,055
     1,050  CNH Equipment Trust, Series 2002-A, Class A3             (AAA, Aaa)          07/17/06           2.073        1,053,681
       595  DaimlerChrysler Master Owner Trust,
             Series 2002-A, Class A                                  (AAA, Aaa)          05/15/07           1.883          595,243
     1,295  Discover Card Master Trust I,
             Series 1999-5, Class A                                  (AAA, Aaa)          12/18/06           1.983        1,297,535
       102  Donaldson Lufkin & Jenrette, Inc.,
             Series 1989-1, Class F                                  (AAA, Aaa)          08/01/19              11          117,812
       500  Embarcadero Aircraft Secs Trust                          (BBB, A3)           08/15/25           1.803          400,000
       555  Fleet Credit Master Trust II,
             Series 2002-A, Class A                                  (AAA, Aaa)          10/15/07           1.873          555,231
       755  Ford Credit Floorplan Master Owner Trust,
             Series 2001-1, Class A                                  (AAA, Aaa)          07/17/06           1.913          756,141
       830  LB-UBS Commercial Mortgage Trust,
             Series 2002-C2, Class A4                                (AAA, Aaa)          06/15/31           5.594          876,638
       575  MBNA Master Credit Card Trust,
             Series 1996-M, Class A                                  (AAA, Aaa)          04/15/09           1.880          575,826
     1,045  MMCA Automobile Trust,
             Series 2002-2, Class A3                                 (AAA, Aaa)          07/17/06           3.670        1,071,140
       289  Morgan Stanley Mortgage Trust,
             Series 40, Class 8                                       (AAA, NR)          07/20/21           7.000          289,861
       493  Small Business Administration,
             Series 1992-20D, Class 1                                 (NA, Aaa)          04/01/12           8.200          539,628
                                                                                                                     -------------
                                                                                                                         9,031,791
                                                                                                                     -------------
TOTAL ASSET BACKED SECURITIES (Cost $8,902,503)                                                                          9,031,791
                                                                                                                     -------------

FOREIGN BONDS (2.7%)
BANKS (0.6%)
  $  1,165   Royal Bank of Scotland Group PLC, Series 3,
             Perpetual Global Bonds (Callable 12/31/05
             @ $100.00) (United Kingdom)                              (A-, A1)           11/29/49           7.816        1,310,012
                                                                                                                     -------------

FOREIGN GOVERNMENT BONDS (0.8%)
       440  France Telecom SA, Global Notes                         (BBB-, Baa3)         03/01/06           8.700          471,786
       410  Government of Russia                                      (NA, NA)           05/14/08           3.000          309,550
     1,010  Republic of Philippines, Series B, Restructured
             Debt, Foreign Government Guaranteed
             (Callable 6/02/03 @ $100.00) (Philippines)              (BB+, Ba1)          12/01/17           6.500          933,509
                                                                                                                     -------------
                                                                                                                         1,714,845
                                                                                                                     -------------

REAL ESTATE (0.1%)
        90  Intrawest Corp., Rule 144A, Private Placement,
             Senior Notes (Callable 2/01/05 @ $105.25)
             (Canada)++                                               (B+, B1)           02/01/10          10.500           90,900
       180  Intrawest Corp., Yankee Senior Notes
             (Callable 2/01/05 @ $105.25) (Canada)                    (B+, B1)           02/01/10          10.500          181,800
                                                                                                                     -------------
                                                                                                                           272,700
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                       16

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
FOREIGN BONDS (CONTINUED)
TELECOMMUNICATIONS (1.2%)
  $  1,325  British Telecommunications PLC,
             Global Bonds (United Kingdom)                           (A-, Baa1)          12/15/30           8.875    $   1,604,787
        65  Rogers Communications, Inc., Yankee
             Senior Notes (Callable 12/05/02 @ $103.04)              (BB-, Ba1)          01/15/06           9.125           55,006
       300  TELUS Corp., Yankee Notes (Canada)                       (BBB, Ba1)          06/01/07           7.500          249,000
     1,135  TELUS Corp., Yankee Notes (Canada)                       (BBB, Ba1)          06/01/11           8.000          879,625
                                                                                                                     -------------
                                                                                                                         2,788,418
                                                                                                                     -------------
TOTAL FOREIGN BONDS (Cost  $5,901,196)                                                                                   6,085,975
                                                                                                                     -------------
UNITED STATES TREASURY OBLIGATIONS (3.4%)
UNITED STATES TREASURY BILLS (0.2%)
       490  United States Treasury Bills++++                         (AAA, Aaa)          02/13/03           1.590          488,046
                                                                                                                     -------------
UNITED STATES TREASURY BONDS (0.1%)
       185  United States Treasury Bonds                             (AAA, Aaa)          02/15/31           5.375          195,327
                                                                                                                     -------------
UNITED STATES TREASURY NOTES (3.1%)
     2,343  United States Treasury Notes                             (AAA, Aaa)          01/15/08           3.625        2,539,989
     2,883  United States Treasury Notes                             (AAA, Aaa)          01/15/10           4.250        3,256,045
     1,372  United States Treasury Notes                             (AAA, Aaa)          07/15/12           3.000        1,442,631
                                                                                                                     -------------
                                                                                                                         7,238,665
                                                                                                                     -------------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $7,737,155)                                                               7,922,038
                                                                                                                     -------------

MORTGAGE-BACKED SECURITIES (47.7%)
     4,005  Bear Stearns Commercial Mortgage Securities, Inc.,
             Series 2002-TOP6, Class A2                              (AAA, Aaa)          10/15/36           6.460        4,469,842
     3,995  Fannie Mae Global Notes                                  (AAA, Aaa)          03/15/12           6.125        4,490,939
        70  Fannie Mae Pool #004542                                  (AAA, Aaa)          12/01/08          12.000           76,095
        16  Fannie Mae Pool #035574                                  (AAA, Aaa)          10/01/08           8.750           17,200
         1  Fannie Mae Pool #076368                                  (AAA, Aaa)          09/01/03           9.250              989
       605  Fannie Mae Pool #124211                                  (AAA, Aaa)          12/01/21           5.412          618,489
       203  Fannie Mae Pool #124790                                  (AAA, Aaa)          02/01/23           9.000          224,259
       265  Fannie Mae Pool #125136                                  (AAA, Aaa)          07/01/07           8.000          281,117
        85  Fannie Mae Pool #243876                                  (AAA, Aaa)          01/01/09           9.000           89,636
       415  Fannie Mae Pool #252492                                  (AAA, Aaa)          05/01/29           7.500          438,800
       214  Fannie Mae Pool #252874                                  (AAA, Aaa)          11/01/29           7.500          226,854
       263  Fannie Mae Pool #253183                                  (AAA, Aaa)          04/01/30           7.500          278,870
       237  Fannie Mae Pool #270674                                  (AAA, Aaa)          09/01/17           9.000          262,479
        87  Fannie Mae Pool #447109                                  (AAA, Aaa)          11/01/29           7.500           92,279
        14  Fannie Mae Pool #504305                                  (AAA, Aaa)          08/01/29           7.500           15,234
        40  Fannie Mae Pool #504338                                  (AAA, Aaa)          10/01/29           7.500           42,624
         8  Fannie Mae Pool #504669                                  (AAA, Aaa)          10/01/29           7.500            8,847
        15  Fannie Mae Pool #504672                                  (AAA, Aaa)          10/01/29           7.500           16,229
       259  Fannie Mae Pool #507037                                  (AAA, Aaa)          08/01/29           7.500          274,337
        33  Fannie Mae Pool #508801                                  (AAA, Aaa)          08/01/29           7.500           35,020
        74  Fannie Mae Pool #515542                                  (AAA, Aaa)          10/01/29           8.000           79,088
       174  Fannie Mae Pool #515943                                  (AAA, Aaa)          10/01/29           7.500          184,211
         2  Fannie Mae Pool #515955                                  (AAA, Aaa)          10/01/29           7.500            2,495

                 See Accompanying Notes to Financial Statements.

                                       17

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%        VALUE
     -----                                                          -------------        --------          ------    -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
  $     25  Fannie Mae Pool #516832                                  (AAA, Aaa)          01/01/30           7.500    $      26,814
       270  Fannie Mae Pool #517894                                  (AAA, Aaa)          03/01/30           7.500          286,253
        11  Fannie Mae Pool #521205                                  (AAA, Aaa)          12/01/29           7.500           12,143
        37  Fannie Mae Pool #521369                                  (AAA, Aaa)          12/01/29           7.000           38,377
        38  Fannie Mae Pool #523929                                  (AAA, Aaa)          11/01/29           7.500           40,487
        75  Fannie Mae Pool #527587                                  (AAA, Aaa)          12/01/29           7.500           79,830
        13  Fannie Mae Pool #527805                                  (AAA, Aaa)          03/01/30           7.500           13,878
        77  Fannie Mae Pool #528126                                  (AAA, Aaa)          03/01/30           7.500           81,338
        34  Fannie Mae Pool #528289                                  (AAA, Aaa)          03/01/30           7.500           35,870
         6  Fannie Mae Pool #528508                                  (AAA, Aaa)          02/01/30           7.500            6,639
        19  Fannie Mae Pool #528800                                  (AAA, Aaa)          01/01/30           7.000           19,945
       184  Fannie Mae Pool #528803                                  (AAA, Aaa)          01/01/30           7.500          195,260
        17  Fannie Mae Pool #529210                                  (AAA, Aaa)          02/01/30           7.500           18,437
        61  Fannie Mae Pool #531075                                  (AAA, Aaa)          02/01/30           8.000           65,074
        25  Fannie Mae Pool #532496                                  (AAA, Aaa)          03/01/30           7.500           26,315
       195  Fannie Mae Pool #533026                                  (AAA, Aaa)          03/01/30           8.000          208,630
       365  Fannie Mae Pool #533033                                  (AAA, Aaa)          03/01/30           8.000          390,445
       188  Fannie Mae Pool #533440                                  (AAA, Aaa)          01/01/30           8.000          201,700
       110  Fannie Mae Pool #533586                                  (AAA, Aaa)          03/01/30           7.500          115,961
        74  Fannie Mae Pool #533714                                  (AAA, Aaa)          03/01/30           8.000           79,061
       103  Fannie Mae Pool #534125                                  (AAA, Aaa)          03/01/30           7.500          108,603
       159  Fannie Mae Pool #535083                                  (AAA, Aaa)          12/01/29           7.500          168,062
     1,840  Fannie Mae Pool #535101                                  (AAA, Aaa)          08/01/13           6.500        1,938,742
       111  Fannie Mae Pool #535159                                  (AAA, Aaa)          02/01/30           7.000          116,003
     4,644  Fannie Mae Pool #650077                                  (AAA, Aaa)          07/01/32           7.500        4,913,902
     2,175  Fannie Mae Pool #653373                                  (AAA, Aaa)          09/01/32           7.500        2,301,437
       276  Fannie Mae, Series 1999-52, Class TC                     (AAA, Aaa)          05/25/22           7.000          276,399
     9,560  Fannie Mae TBA                                           (AAA, Aaa)          11/01/32           6.000        9,828,827
     4,900  Fannie Mae TBA                                           (AAA, Aaa)          11/01/32           6.500        5,146,519
    13,040  Fannie Mae TBA                                           (AAA, Aaa)          11/01/32           6.500       13,512,700
    15,355  Fannie Mae TBA                                           (AAA, Aaa)          11/01/32           7.000       16,045,975
     1,840  Fannie Mae TBA                                           (AAA, Aaa)          11/01/32           7.500        1,946,374
    21,160  Fannie Mae TBA                                           (AAA, Aaa)          11/01/32           8.000       22,628,081
       661  Freddie Mac Pool #292065                                 (AAA, Aaa)          04/01/17           8.500          716,578
       404  Freddie Mac Pool #606523                                 (AAA, Aaa)          10/01/19           5.658          414,156
         8  Ginnie Mae Pool #058985                                  (AAA, Aaa)          07/15/13          11.000            9,761
        10  Ginnie Mae Pool #068764                                  (AAA, Aaa)          09/15/13          12.000           12,138
        76  Ginnie Mae Pool #093401                                  (AAA, Aaa)          01/15/10           9.500           85,017
         2  Ginnie Mae Pool #296254                                  (AAA, Aaa)          09/15/20           9.500            2,392
     3,278  Ginnie Mae Pool #508483                                  (AAA, Aaa)          05/15/31           7.000        3,444,109
     1,004  Ginnie Mae Pool #545822                                  (AAA, Aaa)          06/15/31           7.500        1,067,696
     7,705  Ginnie Mae TBA                                           (AAA, Aaa)          11/01/17           7.000        8,092,654
     1,425  J.P. Morgan Chase Commercial Mortgage
             Securities, Series 2002-CIB4, Class A3                   (NA, Aaa)          05/12/34           6.162        1,553,318
     1,215  LB Commercial Conduit Mortgage Trust,
             Series 1999-C2, Class A1                                 (NA, Aaa)          10/15/32           7.105        1,339,938
                                                                                                                     -------------
TOTAL MORTGAGE-BACKED SECURITIES (Cost $108,698,626)                                                                   109,837,771
                                                                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                       18

 NUMBER OF
   SHARES                                                                                                                VALUE
 ---------                                                                                                           -------------
COMMON STOCK (0.0%)
SECONDARY OIL & GAS PRODUCERS (0.0%)
     2,156  Southwest Royalties, Inc., Class A*^
             (Cost $71,271)                                                                                          $      32,620
                                                                                                                     -------------

WARRANTS (0.0%)
BUILDING MATERIALS (0.0%)
        65  Dayton Superior Corp., Wts., Rule 144A, expires June 2009*++                                                        26
                                                                                                                     -------------

TELECOMMUNICATIONS (0.0%)
        40  GT Group Telecom, Inc., Rule 144A, expires Feburary 2010*++                                                         40
        70  IWO Holdings, Inc., Rule 144A, strike $7.00, expires January 2011*++^                                                0
                                                                                                                     -------------
                                                                                                                                40
                                                                                                                     -------------
TOTAL WARRANTS (Cost $3,300)                                                                                                    66
                                                                                                                     -------------

      PAR                                                             RATINGS+
     (000)                                                          (S&P/MOODY'S)        MATURITY           RATE%
     -----                                                          -------------        --------           -----
SHORT-TERM INVESTMENTS (34.6%)
  $ 38,005  Federal Home Loan Bank, Discount Notes(1)                (AAA, Aaa)          11/01/02           1.500       38,005,000
    26,995  Federal Home Loan Bank, Discount Notes(1)                (AAA, Aaa)          11/01/02           1.690       26,995,000
    14,784  State Street Bank and Trust Co. Euro
             Time Deposit(1)                                                             11/01/02           1.750       14,784,000
                                                                                                                     -------------
                                                                                                                        79,784,000
                                                                                                                     -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $79,784,000)                                                                         79,784,000
                                                                                                                     -------------
TOTAL INVESTMENTS AT VALUE (131.4%) (Cost $308,625,246)                                                                302,640,279
LIABILITIES IN EXCESS OF OTHER ASSETS (-31.4%)                                                                         (72,291,381)
                                                                                                                     -------------
NET ASSETS (100.0%)                                                                                                  $ 230,348,898
                                                                                                                     =============


                            INVESTMENT ABBREVIATIONS
                              TBA = To Be Announced

+ Credit ratings given by Standard & Poor's Ratings Group and Moody's Investors Services, Inc. are unaudited.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $8,505,055 or 3.7% of net assets.

**   Security in default.

+ Step Bond -- The interest as of October 31, 2002 is 0% and will reset to the interest rate shown at a future date.

++++ Collateral segregated for futures contracts.

*    Non-income producing security.

^ Not readily marketable; security is valued at fair value as determined in good faith by the Board of Trustees.

(1)  Collateral segregated for TBA securities.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS
    Investments at value (Cost $308,625,246)                            $  302,640,279(1)
    Cash                                                                           565
    Collateral received for securities loaned                               12,141,101
    Receivable for investments sold                                          3,354,520
    Dividend and interest receivable                                         2,637,982
    Receivable for fund shares sold                                            226,647
    Variation margin receivable                                                105,920
    Prepaid expenses and other assets                                           37,066
                                                                        --------------
      Total Assets                                                         321,144,080
                                                                        --------------
LIABILITIES
    Advisory fee payable                                                        35,614
    Administrative services fee payable                                         45,522
    Distribution fee payable                                                    11,462
    Payable upon return of securities loaned                                12,141,101
    Payable for investments purchased                                       78,109,785
    Payable for fund shares redeemed                                           278,626
    Dividend payable                                                            63,653
    Trustees' fee payable                                                        2,281
    Other accrued expenses payable                                             107,138
                                                                        --------------
      Total Liabilities                                                     90,795,182
                                                                        --------------
NET ASSETS
    Capital stock, $0.001 par value                                             24,458
    Paid-in capital                                                        258,756,185
    Accumulated net investment income                                          919,194
    Accumulated net realized loss on investments                           (23,699,777)
    Net unrealized depreciation from investments, futures
      transactions and foreign currency translations                        (5,651,162)
                                                                        --------------
      Net Assets                                                        $  230,348,898
                                                                        ==============
COMMON SHARES
    Net assets                                                          $  194,688,461
    Shares outstanding                                                      20,672,405
                                                                        --------------
    Net asset value, offering price and redemption price per share      $         9.42
                                                                        ==============
ADVISOR SHARES
    Net assets                                                          $   25,649,954
    Shares outstanding                                                       2,723,136
                                                                        --------------
    Net asset value, offering price and redemption price per share      $         9.42
                                                                        ==============

                 See Accompanying Notes to Financial Statements.

                                       20

A SHARES
    Net assets                                                          $    3,829,239
    Shares outstanding                                                         406,392
                                                                        --------------
    Net asset value and redemption price per share                      $         9.42
                                                                        ==============
    Maximum offering price per share (net asset value/(1-4.75%))        $         9.89
                                                                        ==============
B SHARES
    Net assets                                                          $    5,148,500
    Shares outstanding                                                         546,683
                                                                        --------------
    Net asset value and offering price per share                        $         9.42
                                                                        ==============
C SHARES
    Net assets                                                          $    1,032,744
    Shares outstanding                                                         109,664
                                                                        --------------
    Net asset value and offering price per share                        $         9.42
                                                                        ==============


(1)  Including $11,819,607 of securities on loan.

                 See Accompanying Notes to Financial Statements.

                                       21

CREDIT SUISSE FIXED INCOME FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Interest                                                            $   17,083,744
    Securities Lending                                                          12,969
    Foreign Taxes                                                               (9,261)
                                                                        --------------
      Total investment income                                               17,087,452
                                                                        --------------
EXPENSES
    Investment advisory fees                                                 1,529,324
    Administrative services fees                                               526,133
    Shareholder servicing/Distribution Fees                                    129,680
    Transfer agent fees                                                        318,114
    Registration fees                                                          124,456
    Printing fees                                                              112,679
    Custodian fees                                                              63,917
    Legal fees                                                                  51,016
    Audit fees                                                                  33,675
    Trustees' fees                                                              15,526
    Insurance expense                                                           13,024
    Interest expense                                                             8,514
    Miscellaneous expense                                                        7,905
                                                                        --------------
      Total expenses                                                         2,933,963
    Less: fees waived                                                         (663,228)
                                                                        --------------
      Net expenses                                                           2,270,735
                                                                        --------------
       Net investment income                                                14,816,717
                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                     (18,211,422)
    Net realized loss from futures contracts                                (1,478,202)
    Net realized gain on foreign currency transactions                         912,831
    Net change in unrealized appreciation (depreciation)
      from investments                                                      (9,399,032)
    Net change in unrealized appreciation (depreciation)
      from futures transactions                                                333,805
    Net change in unrealized appreciation (depreciation)
      from foreign currency translations                                    (1,160,737)
                                                                        --------------
    Net realized and unrealized loss from investments,
      futures transactions, and foreign currency related items             (29,002,757)
                                                                        --------------
    Net decrease in net assets resulting from operations                $  (14,186,040)
                                                                        ==============


                 See Accompanying Notes to Financial Statements.

                                       22

CREDIT SUISSE FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                      FOR THE YEAR         FOR THE YEAR
                                                                         ENDED                ENDED
                                                                    OCTOBER 31, 2002     OCTOBER 31, 2001
                                                                    ----------------     ----------------
FROM OPERATIONS
  Net investment income                                             $     14,816,717     $     24,196,765
  Net gain (loss) on investments, futures transactions
    and foreign currency transactions                                    (18,776,793)           9,763,020
  Net change in unrealized appreciation (depreciation) from
    investments, futures transactions and foreign currency
    translations                                                         (10,225,964)           8,810,260
                                                                    ----------------     ----------------
    Net increase (decrease) in net assets resulting from operations      (14,186,040)          42,770,045
                                                                    ----------------     ----------------
FROM DIVIDENDS
  Dividends from net investment income
    Common Class shares                                                  (13,524,004)         (22,611,857)
    Advisor shares                                                        (1,724,079)          (1,575,183)
    Class A shares                                                           (77,454)              (1,640)
    Class B shares                                                          (113,035)              (5,920)
    Class C shares                                                           (30,679)              (2,165)
                                                                    ----------------     ----------------
    Net decrease in net assets resulting from dividends                  (15,469,251)         (24,196,765)
                                                                    ----------------     ----------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                           141,942,883          265,889,816
  Exchange value of shares due to merger                                          --          133,335,833
  Reinvestment of dividends                                               12,760,334           22,067,919
  Net asset value of shares redeemed                                    (273,724,434)        (369,833,021)
                                                                    ----------------     ----------------
    Net increase (decrease) in net assets from capital share
      transactions                                                      (119,021,217)          51,460,547
                                                                    ----------------     ----------------
  Net increase (decrease) in net assets                                 (148,676,508)          70,033,827
NET ASSETS
  Beginning of year                                                      379,025,406          308,991,579
                                                                    ----------------     ----------------
  End of year                                                       $    230,348,898     $    379,025,406
                                                                    ================     ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                     $        919,194     $         23,013
                                                                    ================     ================


                 See Accompanying Notes to Financial Statements.

                                       23

CREDIT SUISSE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                               FOR THE YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------------------------
                                                              2002(1)       2001            2000           1999          1998
                                                            ----------   ----------      ----------      ---------     ---------
PER SHARE DATA
  Net asset value, beginning of period                      $    10.33   $     9.78      $     9.89      $   10.41     $   10.43
                                                            ----------   ----------      ----------      ---------     ---------
INVESTMENT OPERATIONS
  Net investment income                                           0.50         0.64            0.64           0.57          0.59
  Net gain (loss) on investments (both realized
    and unrealized) and foreign currency related items
    (both realized and unrealized)                               (0.91)        0.55           (0.11)         (0.48)         0.07
                                                            ----------   ----------      ----------      ---------     ---------
      Total from investment operations                           (0.41)        1.19            0.53           0.09          0.66
                                                            ----------   ----------      ----------      ---------     ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                           (0.50)       (0.64)          (0.64)         (0.57)        (0.59)
  Distributions from net realized gains                             --           --              --          (0.04)        (0.09)
                                                            ----------   ----------      ----------      ---------     ---------
      Total dividends and distributions                          (0.50)       (0.64)          (0.64)         (0.61)        (0.68)
                                                            ----------   ----------      ----------      ---------     ---------
  NET ASSET VALUE, END OF PERIOD                            $     9.42   $    10.33      $     9.78      $    9.89     $   10.41
                                                            ==========   ==========      ==========      =========     =========
      Total return(2)                                            (4.07)%      12.52%           5.59%          0.92%         6.48%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                  $  194,688   $  334,647      $  302,188      $ 393,433     $ 423,536
    Ratio of expenses to average net assets                       0.70%        0.72%(3)        0.77%(3)       0.76%(3)     30.75%(3)
    Ratio of net investment income to average
      net assets                                                  4.90%        6.32%           6.53%          5.63%         5.64%
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements                0.22%        0.13%           0.02%          0.04%         0.04%
  Portfolio turnover rate                                          385%         383%            247%           144%          124%


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October 31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were .72% for the year ended October 31, 2001, and .75% for the years ended October 31, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                                                               FOR THE YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------------------------
                                                              2002(1)       2001            2000           1999          1998
                                                            ----------   ----------      ----------      ---------     ---------

PER SHARE DATA
  Net asset value, beginning of period                      $    10.33   $     9.78      $     9.89      $   10.41     $   10.43
                                                            ----------   ----------      ----------      ---------     ---------

INVESTMENT OPERATIONS
  Net investment income                                           0.47         0.62            0.62           0.54          0.56
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                               (0.91)        0.55           (0.11)         (0.48)         0.07
                                                            ----------   ----------      ----------      ---------     ---------
  Total from investment operations                               (0.44)        1.17            0.51           0.06          0.63
                                                            ----------   ----------      ----------      ---------     ---------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                           (0.47)       (0.62)          (0.62)         (0.54)        (0.56)
  Distributions from net realized gains                             --           --              --          (0.04)        (0.09)
                                                            ----------   ----------      ----------      ---------     ---------
      Total dividends and distributions                          (0.47)       (0.62)          (0.62)         (0.58)        (0.65)
                                                            ----------   ----------      ----------      ---------     ---------
  NET ASSET VALUE, END OF PERIOD                            $     9.42   $    10.33      $     9.78      $    9.89     $   10.41
                                                            ==========   ==========      ==========      =========     =========
    Total return(2)                                              (4.31)%      12.24%           5.33%          0.67%         6.21%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                  $   25,650   $   42,633      $    6,804      $   6,817     $   3,058
    Ratio of expenses to average net assets                       0.95%        0.96%(3)        1.02%(3)       1.01%(3)      1.00%(3)
    Ratio of net investment income to average
      net assets                                                  4.65%        5.86%           6.31%          5.38%         5.40%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                        0.22%        0.17%           0.02%          0.05%         0.04%
  Portfolio turnover rate                                          385%         383%            247%           144%          124%


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October
     31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expense ratio by .01%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The
     Advisor Class shares' operating expense ratios after reflecting these arrangements was .95% for the year ended October 31, 2001 and 1.00% for the years ended October 31, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

                                       25

CREDIT SUISSE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)
                                                               FOR THE YEAR              FOR THE YEAR
                                                                   ENDED                     ENDED
                                                            OCTOBER 31, 2002(1)       OCTOBER 31, 2001(2)
                                                            -------------------       -------------------
PER SHARE DATA
  Net asset value, beginning of period                          $    10.33                $    10.26
                                                                ----------                ----------

INVESTMENT OPERATIONS
  Net investment income                                               0.48                      0.15
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                                   (0.91)                     0.07
                                                                ----------                ----------
      Total from investment operations                               (0.43)                     0.22
                                                                ----------                ----------

LESS DIVIDENDS
  Dividends from net investment income                               (0.48)                    (0.15)
                                                                ----------                ----------
NET ASSET VALUE, END OF PERIOD                                  $     9.42                $    10.33
                                                                ==========                ==========
      Total return(3)                                                (4.27)%                    2.13%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                      $    3,829                $      406
    Ratio of expenses to average net assets                           0.95%                     0.95%(4)
    Ratio of net investment income to average net assets              4.54%                     5.66%(4)
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                                   0.25%                     0.31%(4)
Portfolio turnover rate                                                385%                      383%


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October
     31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2)  For the period July 31, 2001 (inception date) through October 31, 2001.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

                                       26

CREDIT SUISSE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                                               FOR THE YEAR              FOR THE YEAR
                                                                   ENDED                     ENDED
                                                            OCTOBER 31, 2002(1)       OCTOBER 31, 2001(2)
                                                            -------------------       -------------------
PER SHARE DATA
  Net asset value, beginning of period                          $    10.33                $    10.26
                                                                ----------                ----------

INVESTMENT OPERATIONS
  Net investment income                                               0.40                      0.13
  Net gain (loss) on investments and foreign currency
    related items (both realized and unrealized)                     (0.91)                     0.07
                                                                ----------                ----------
      Total from investment operations                               (0.51)                     0.20
                                                                ----------                ----------

LESS DIVIDENDS
  Dividends from net investment income                               (0.40)                    (0.13)
                                                                ----------                ----------
NET ASSET VALUE, END OF PERIOD                                  $     9.42                $    10.33
                                                                ==========                ==========
      Total return(3)                                                (5.02)%                    1.96%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                      $    5,149                $    1,044
    Ratio of expenses to average net assets                           1.70%                     1.70%(4)
    Ratio of net investment income to average net assets              3.76%                     4.87%(4)
    Decrease reflected in above operating expense ratios
      due to waivers                                                  0.24%                     0.32%(4)
  Portfolio turnover rate                                              385%                      383%


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October
     31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2)  For the period July 31, 2001 (inception date) through October 31, 2001.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

                                       27

CREDIT SUISSE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Class C Share of the Fund Outstanding Throughout Each Period)

                                                               FOR THE YEAR              FOR THE YEAR
                                                                   ENDED                     ENDED
                                                            OCTOBER 31, 2002(1)       OCTOBER 31, 2001(2)
                                                            -------------------       -------------------
PER SHARE DATA
  Net asset value, beginning of period                          $    10.33                $    10.26
                                                                ----------                ----------
INVESTMENT OPERATIONS
  Net investment income                                               0.40                      0.12
  Net gain (loss) on investments and foreign currency
    related items (both realized and unrealized)                     (0.91)                     0.07
                                                                ----------                ----------
      Total from investment operations                               (0.51)                     0.19
                                                                ----------                ----------
LESS DIVIDENDS
  Dividends from net investment income                               (0.40)                    (0.12)
                                                                ----------                ----------
NET ASSET VALUE, END OF PERIOD                                  $     9.42                $    10.33
                                                                ==========                ==========
      Total return(3)                                                (5.03)%                    1.89%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                      $    1,033                $      296
    Ratio of expenses to average net assets                           1.70%                     1.70%(4)
    Ratio of net investment income to average net assets              3.81%                     4.82%(4)
    Decrease reflected in above operating expense ratios
      due to waivers                                                  0.23%                     0.33%(4)
  Portfolio turnover rate                                              385%                      383%


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October
     31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2)  For the period July 31, 2001 (inception date) through October 31, 2001.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

                                       28

CREDIT SUISSE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The fund was organized under the laws of the Commonwealth of Massachusetts as a business trust on January 20, 1987.

   The Fund is authorized to offer five classes of shares: Common Class, Advisor Class, Class A, Class B, and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Effective December 12, 2001, the Common Class closed to new investors. Common Class shares do not bear any distribution fees. Advisor Class shares bear expenses paid pursuant to a shareholder servicing plan adopted by the Fund at an annual rate not to exceed .75% of the average daily net asset value of the Fund's outstanding Advisor Class shares. Advisor Class shares currently bear expenses of .25% of average daily net assets. Class A shares are sold subject to a front-end sales charge of 4.75% and bear expenses paid pursuant to a distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares.

   Effective as of the close of business on April 6, 2001, the Fund acquired all of the net assets of the Credit Suisse Warburg Pincus Fixed Income II Fund ("Fixed Income II") in a tax-free exchange of shares. The shares exchanged were 9,206,012 shares (valued at $93,738,572) of the Common Class of the Fund for 9,152,071 shares of Class D of Fixed Income II, 3,550,971 shares (valued at $36,153,007) of the Advisor Class of the Fund for 3,530,165 shares of Class A of Fixed Income II, 323,384 shares (valued at $3,292,431) of the Advisor Class of the Fund for 321,489 shares of Class B of Fixed Income II, and 14,919 shares (valued at $151,823) of the Advisor Class of the Fund for 14,817 shares of Class D of Fixed Income II. The Fixed Income II net assets of $133,335,834 at that date, which included $2,388,035 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Fixed Income II and the Fund immediately before the acquisition were $133,335,834 and $339,752,048, respectively, and the combined net assets of the Fund were $473,087,882.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees under procedures established by the Board of Trustees in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's fair value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount using the effective interest method. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Effective November 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to classify gains and losses on paydowns of mortgage- and asset-backed securities, previously included in realized gain and losses as a component of interest income. The effect of this change for the year ended October 31, 2002, to the Fund was to decrease net investment income by $39,096 and to increase net realized gains by $39,096. These reclassifications had no impact on net assets or net asset value per share. The statements of changes in net assets and the financial highlights for all prior periods shown have not been restated to reflect this change.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the

Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) TBA PURCHASE COMMITMENTS -- The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

   I) FUTURES -- The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At October 31, 2002, the Fund had the following open futures contracts:


                                                                                        UNREALIZED
                          NUMBER OF      EXPIRATION      CONTRACT       CONTRACT       APPRECIATION/
     FUTURES CONTRACTS    CONTRACTS         DATE          AMOUNT          VALUE       (DEPRECIATION)
     -----------------    ---------      ----------   -------------   -------------   ---------------
     U.S. Treasury 10
      Year Note Futures      134          12/19/02    $  15,309,992   $  15,372,312   $        62,320
     U.S. Treasury 2
      Year Note Futures      184          12/30/02       39,162,151      39,591,625           429,474
     U.S. Treasury
      Bond Futures            86          12/20/02        9,547,235       9,516,438           (30,797)
                            ----                      -------------   -------------   ---------------
                             404                      $  64,019,378   $  64,480,375   $       460,997
                            ====                      =============   =============   ===============
     U.S. Treasury 5
      Year Bond Futures     (118)         12/19/02    $ (13,293,464)  $ (13,420,656)  $      (127,192)
                            ====                      =============   =============   ===============

   J) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2002 is as follows:



           MARKET VALUE OF                    VALUE OF
          SECURITIES LOANED             COLLATERAL RECEIVED
          -----------------             -------------------

          $  11,819,607                    $    12,141,101


   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

   K) OTHER -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

   Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

   In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..50% of the Fund's average daily net assets. For the year ended October 31, 2002, investment advisory fees earned and voluntarily waived were $1,529,324 and $663,228, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as co-administrators to the Fund. At its meeting held on February 12, 2002 the Board of Trustees approved SSB to replace PFPC, Inc. ("PFPC"), as co- administrator effective July 1, 2002.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $305,865.

   For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:



           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------           --------------------------------

           First $150 million                 .07% of average daily net assets
           Next $150 million                  .06% of average daily net assets
           Over $300 million                  .05% of average daily net assets


   For the period November 1, 2001 through June 30, 2002, co-administrative service fees earned by PFPC (including out-of-pocket expenses) were $145,579.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.



           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------           ---------------------------------

           First $5 billion                   .050% of average daily net assets
           Next $5 billion                    .035% of average daily net assets
           Over $10 billion                   .020% of average daily net assets


   For the period July 1, 2002 through October 31, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were $74,689.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of ..25% of the average daily net assets of the Advisor Class and Class A shares. For Class B and Class C shares of the Fund, the fee is calculated at an annual rate of 1.00% of average daily net assets of the Class B and Class C shares of the Fund. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services. For the year ended October 31, 2002, shareholder servicing and distribution fees earned by CSAMSI were as follows:



                                              SHAREHOLDER SERVICING/
                                                 DISTRIBUTION FEE
                                              ----------------------

           Advisor                                  $  88,735
           Class A                                      4,182
           Class B                                     29,042
           Class C                                      7,721
                                                    ---------
                                                    $ 129,680
                                                    =========


   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2002, the Fund reimbursed CSAM $191,759, which is included in the Fund's transfer agent expense.

   For the year ended October 31, 2002, CSAMSI and its affiliates advised the Fund that it retained $12,169 from commissions earned on the sale of the Fund's shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $61,731 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus ..50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At October 31, 2002, there were no loans outstanding for the Fund either under the New Credit Facility or the Prior Credit Facility. During the year ended October 31, 2002, the Fund had no borrowings under the Prior Credit Facility and/or the New Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency obligations were $1,166,184,353, $1,274,940,617, $767,731,317 and $768,190,763,
respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as the Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. Transactions in capital shares for each class were as follows:


                                                            COMMON CLASS
                                 -----------------------------------------------------------------
                                         FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                          OCTOBER 31, 2002                 OCTOBER 31, 2001
                                 -----------------------------------------------------------------
                                     SHARES            VALUE           SHARES            VALUE
                                 -------------    --------------   -------------    --------------
Shares sold                         12,935,824    $  127,315,250      25,561,666    $  259,862,002
Shares exchanged due to merger              --                --       9,206,012        93,717,204
Shares issued in reinvestment
  of dividends                       1,165,358        11,445,049       2,045,797        20,787,938
Shares redeemed                    (25,825,803)     (252,907,577)    (35,301,525)     (359,565,867)
                                 -------------    --------------   -------------    --------------
Net increase (decrease)            (11,724,621)   $ (114,147,278)      1,511,950    $   14,801,277
                                 =============    ==============   =============    ==============

                                                           ADVISOR CLASS
                                 -----------------------------------------------------------------
                                         FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                          OCTOBER 31, 2002                 OCTOBER 31, 2001
                                 -----------------------------------------------------------------
                                     SHARES            VALUE           SHARES           VALUE
                                 -------------    --------------   -------------    --------------
Shares sold                            442,170    $    4,399,467         414,413    $    4,232,335
Shares exchanged due to merger              --                --       3,889,274        39,592,807
Shares issued in reinvestment
  of dividends                         119,167         1,172,018         124,945         1,273,972
Shares redeemed                     (1,964,601)      (19,124,277)       (997,897)      (10,168,343)
                                 -------------    --------------   -------------    --------------
Net increase (decrease)             (1,403,264)   $  (13,552,792)      3,430,735    $   34,930,771
                                 =============    ==============   =============    ==============

                                                               CLASS A
                                 -----------------------------------------------------------------
                                         FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                          OCTOBER 31, 2002                OCTOBER 31, 2001(1)
                                 -----------------------------------------------------------------
                                     SHARES           VALUE            SHARES            VALUE
                                 -------------    --------------   -------------    --------------
Shares sold                            431,754    $    4,181,523          43,442    $      444,863
Shares issued in reinvestment
  of dividends                           6,150            58,737             109             1,119
Shares redeemed                        (70,779)         (704,769)         (4,284)          (43,949)
                                 -------------    --------------   -------------    --------------
Net increase                           367,125    $    3,535,491          39,267    $      402,033
                                 =============    ==============   =============    ==============

                                                               CLASS B
                                 -----------------------------------------------------------------
                                         FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                          OCTOBER 31, 2002                OCTOBER 31, 2001(1)
                                 -----------------------------------------------------------------
                                     SHARES           VALUE            SHARES            VALUE
                                 -------------    --------------   -------------    --------------
Shares sold                            487,239    $    4,735,172         106,093    $    1,085,244
Shares issued in reinvestment
  of dividends                           6,325            60,929             264             2,713
Shares redeemed                        (47,906)         (459,888)         (5,332)          (54,862)
                                 -------------    --------------   -------------    --------------
Net increase                           445,658    $    4,336,213         101,025    $    1,033,095
                                 =============    ==============   =============    ==============

                                                               CLASS C
                                 -----------------------------------------------------------------
                                         FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                          OCTOBER 31, 2002                OCTOBER 31, 2001(1)
                                 -----------------------------------------------------------------
                                     SHARES            VALUE          SHARES            VALUE
                                 -------------    --------------   -------------    --------------
Shares sold                            133,764    $    1,311,471          28,430    $      291,194
Shares issued in reinvestment
  of dividends                           2,421            23,601             211             2,177
Shares redeemed                        (55,162)         (527,923)             --                --
                                 -------------    --------------   -------------    --------------
Net increase                            81,023    $      807,149          28,641    $      293,371
                                 =============    ==============   =============    ==============


(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

   On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of each Class of the Fund was as follows:



                                        NUMBER OF      APPROXIMATE PERCENTAGE
                                      SHAREHOLDERS      OF OUTSTANDING SHARES
                                      ------------     ----------------------

           Common Class                     3                   55%
           Class A                          3                   55%
           Class C                          4                   49%


   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

   The tax characteristics of dividends and distributions paid during the period ended October 31, for the Fund was as follows:



                 ORDINARY INCOME              LONG-TERM CAPITAL GAIN
           ---------------------------        ----------------------
               2002           2001             2002            2001
           ------------   ------------        ------          ------

           $ 15,469,251   $ 24,196,765        $   --          $   --


   At October 31, 2002, the components of distributable earnings on a tax basis for the Fund were as follows:



       Undistributed ordinary income                    $      919,194
       Accumulated realized loss                           (23,334,480)
       Unrealized depreciation                              (5,682,655)
                                                        --------------
                                                        $  (28,097,941)
                                                        ==============

   At October 31, 2002, the Fund had capital loss carryovers available to offset possible future capital gains as follows:



                                 EXPIRES OCTOBER 31,
                               -----------------------
                                  2008         2010
                               ---------    ----------

                               1,683,356    21,651,124


   At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were $308,656,739, $5,193,758, $(10,876,413) and $(5,682,655), respectively.

   At October 31, 2002, the Fund reclassified $1,548,715 to accumulated undistributed net investment income from accumulated net realized gain (loss) from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of defaulted bonds and paydowns. Net assets were not affected by these reclassifications.

CREDIT SUISSE FIXED INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Credit Suisse Fixed Income Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Fixed Income Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE FIXED INCOME FUND
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                               TERM                                            NUMBER OF
                                               OF OFFICE(1)                                    PORTFOLIOS IN
                                               AND                                             FUND
                               POSITION(S)     LENGTH          PRINCIPAL                       COMPLEX           OTHER
                               HELD WITH       OF TIME         OCCUPATION(S) DURING            OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST           SERVED          PAST FIVE YEARS                 TRUSTEE           HELD BY TRUSTEE
---------------------          -----------     ------------    --------------------            -------------     ---------------
INDEPENDENT TRUSTEES

Richard H. Francis             Trustee and     Since           Currently retired;              53                Director of
c/o Credit Suisse Asset        Audit           1999            Executive Vice                                    The Indonesia
Management, LLC                Committee                       President and                                     Fund, Inc.
466 Lexington Avenue           Member                          Chief Financial
New York, New York                                             Officer of Pan Am
10017-3147                                                     Corporation and
                                                               Pan American
Age: 70                                                        World Airways,
                                                               Inc. from 1988 to
                                                               1991

Jack W. Fritz                  Trustee and     Since           Private investor;               52                Director of
2425 North Fish Creek Road     Audit           Fund            Consultant and                                    Advo, Inc.
P.O. Box 1287                  Committee       Inception       Director of Fritz                                 (direct mail
Wilson, Wyoming 83014          Member                          Broadcasting, Inc.                                advertising)
                                                               and Fritz
Age: 75                                                        Communications
                                                               (developers and
                                                               operators of radio
                                                               stations) since
                                                               1987

Jeffrey E. Garten              Trustee and     Since           Dean of Yale                    52                Director of
Box 208200                     Audit           1988            School of                                         Aetna, Inc.;
New Haven, Connecticut         Committee                       Management and                                    Director of
06520-8200                     Member                          William S. Beinecke                               Calpine Energy
                                                               Professor in the                                  Corporation;
Age: 56                                                        Practice of                                       Director of
                                                               International                                     CarMax Group
                                                               Trade and Finance;                                (used car
                                                               Undersecretary of                                 dealers)
                                                               Commerce for
                                                               International Trade
                                                               from November 1993
                                                               to October 1995;
                                                               Professor at
                                                               Columbia University
                                                               from September
                                                               1992 to November
                                                               1993

                                       41


                                               TERM                                            NUMBER OF
                                               OF OFFICE(1)                                    PORTFOLIOS IN
                                               AND                                             FUND
                               POSITION(S)     LENGTH          PRINCIPAL                       COMPLEX           OTHER
                               HELD WITH       OF TIME         OCCUPATION(S) DURING            OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST           SERVED          PAST FIVE YEARS                 TRUSTEE           HELD BY TRUSTEE
---------------------          -----------     ------------    --------------------            -------------     ---------------
INDEPENDENT
 TRUSTEES--(CONTINUED)

Peter F. Krogh                 Trustee and     Since           Dean Emeritus and               52                Member of
301 ICC                        Audit           2001            Distinguished Professor                           Board
Georgetown University          Committee                       of International Affairs                          of The Carlisle
Washington, DC 20057           Member                          at the Edmund A.                                  Companies Inc.;
                                                               Walsh School of                                   Member of
Age: 65                                                        Foreign Service,                                  Selection
                                                               Georgetown University;                            Committee
                                                               Moderator of PBS                                  for Truman
                                                               foreign affairs television                        Scholars and
                                                               series                                            Henry Luce
                                                                                                                 Scholars; Senior
                                                                                                                 Associate of
                                                                                                                 Center for
                                                                                                                 Strategic and
                                                                                                                 International
                                                                                                                 Studies; Trustee
                                                                                                                 of numerous
                                                                                                                 world affairs
                                                                                                                 organizations

James S. Pasman, Jr.           Trustee and     Since           Currently retired;              54                Director of
c/o Credit Suisse Asset        Audit           1999            President and Chief                               Education
Management, LLC                Committee                       Operating Officer of                              Management
466 Lexington Avenue           Member                          National InterGroup,                              Corp.,
New York, New York                                             Inc. (holding company)                            Director of
10017-3147                                                     from April 1989 to                                Credit Suisse
                                                               March 1991; Chairman                              Asset
Age: 71                                                        of Permian Oil Co.                                Management
                                                               from April 1989 to                                Income Fund,
                                                               March 1991                                        Inc.; Trustee of
                                                                                                                 Credit Suisse
                                                                                                                 High Yield Bond
                                                                                                                 Fund;

                                       42

                                               TERM                                            NUMBER OF
                                               OF OFFICE(1)                                    PORTFOLIOS IN
                                               AND                                             FUND
                               POSITION(S)     LENGTH          PRINCIPAL                       COMPLEX           OTHER
                               HELD WITH       OF TIME         OCCUPATION(S) DURING            OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST           SERVED          PAST FIVE YEARS                 TRUSTEE           HELD BY TRUSTEE
---------------------          -----------     ------------    --------------------            -------------     ---------------
INDEPENDENT
 TRUSTEES--(CONTINUED)

Steven N. Rappaport            Trustee and     Since           Partner of Lehigh               53                Director of
Lehigh Court, LLC              Audit           1999            Court, LLC since July                             The First Israel
40 East 52nd Street            Committee                       2002; President of                                Fund, Inc.
New York, New York             Chairman                        Surguard Securities
10022                                                          Finance, Inc. from 2001
                                                               to July 2002; President
Age: 54                                                        of Loanet, Inc. (on-line
                                                               accounting service) from
                                                               1995 to 2001; Director,
                                                               President, North American
                                                               Operations, and former
                                                               Executive Vice President
                                                               from 1992 to 1993 of
                                                               Worldwide Operations
                                                               of Metallurg Inc.;
                                                               Executive Vice
                                                               President, Telerate, Inc.
                                                               (provider of realtime
                                                               information to the capital
                                                               markets) from 1987 to
                                                               1992; Partner in the law
                                                               firm of Hartman & Craven
                                                               until 1987

INTERESTED TRUSTEE

William W. Priest(2)           Trustee         Since           Senior Partner and              59                Director of The
Steinberg Priest & Sloane                      1999            Fund Manager,                                     Brazilian Equity
Capital Management                                             Steinberg                                         Fund, Inc.; The
& Sloane 12 East 49th Street                                   Priest & Sloane Capital                           Chile Fund, Inc.;
12th Floor                                                     Management since                                  The Emerging
New York, New York                                             March 2001; Chairman                              Markets Tele-
10017                                                          and Managing                                      communications
                                                               Director of CSAM                                  Fund, Inc.; The
Age: 61                                                        from 2000 to                                      First Israel Fund,
                                                               February 2001, Chief                              Inc.; The Latin
                                                               Executive Officer and                             American Equity
                                                               Managing Director of                              Fund, Inc.; The
                                                               CSAM from 1990 to                                 Indonesia Fund,
                                                               2000                                              Inc.; and Credit
                                                                                                                 Suisse Asset
                                                                                                                 Management
                                                                                                                 Income Fund,
                                                                                                                 Inc.

                                       43

                                       TERM
                                       OF OFFICE(1)
                                       END
                                       POSTIONS(S)        LENGTH
                                       HELD WITH          OF TIME
NAME, ADDRESS AND AGE                  FUND               SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------                  ------------       -------          --------------------------------------------------------
OFFICERS

Laurence R. Smith                      Chairman           Since            Managing Director and Global Chief Investment Officer
Credit Suisse Asset                                       2002             of CSAM; Associated with JP Morgan Investment
Management, LLC                                                            Management from 1981 to 1999; Officer of other
466 Lexington Avenue                                                       Credit Suisse Funds
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.                       Vice President     Since            Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset                    and Secretary      1999             Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                                            Associated with CSAM from 1995 to 1996; Associated
466 Lexington Avenue                                                       with CS First Boston Investment Management from 1994
New York, New York                                                         to 1995; Associated with Division of Enforcement,
10017-3147                                                                 U.S. Securities and Exchange Commission
                                                                           from 1991 to 1994; Officer of other Credit Suisse Funds
Age: 38

Michael A. Pignataro                   Treasurer and      Since            Director and Director of Fund Administration
Credit Suisse Asset                    Chief Financial    1999             of CSAM; Associated with CSAM since 1984;
Management, LLC                        Officer                             Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3147

Age: 43

Gregory N. Bressler, Esq.              Assistant          Since            Vice President and Legal Counsel of CSAM
Credit Suisse Asset                    Secretary          2000             since January 2000; Associated with the
Management, LLC                                                            law firm of Swidler Berlin Shereff Friedman LLP
466 Lexington Avenue                                                       from 1996 to 2000; Officer of other Credit
New York, New York                                                         Suisse Funds
10017-3147

Age: 36

                                       44

                                       TERM
                                       OF OFFICE(1)
                                       END
                                       POSTIONS(S)        LENGTH
                                       HELD WITH          OF TIME
NAME, ADDRESS AND AGE                  FUND               SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------                  ------------       -------          --------------------------------------------------------
OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.                 Assistant          Since            Assistant Vice President and Legal Counsel of CSAM
Credit Suisse Asset                    Secretary          2002             since December 2000; Assistant Vice President,
Management, LLC                                                            Institutional Marketing Department, CSAM, from
466 Lexington Avenue                                                       January 2000 to December 2000; Marketing Associate,
New York, New York                                                         International Equity Department, Warburg Pincus
10017-3147                                                                 Asset Management, Inc. from January 1998 to
                                                                           January 2000; self-employed author and consultant,
Age: 38                                                                    from January 1996 to December 1997; Officer of
                                                                           other Credit Suisse Funds

Rocco A. DelGuercio                    Assistant          Since            Vice President and Administrative Officer of CSAM;
Credit Suisse Asset                    Treasurer          1999             Associated with CSAM since June 1996;
Management, LLC                                                            Assistant Treasurer, Bankers Trust Co. - Fund
466 Lexington Avenue                                                       Administration from March 1994 to June
New York, New York                                                         1996; Mutual Fund Accounting Supervisor,
10017-3147                                                                 Dreyfus Corporation from April 1987 to March 1994;
                                                                           Officer of other Credit Suisse Funds
Age: 39

Joseph Parascondola                    Assistant          Since            Assistant Vice President - Fund Administration of
Credit Suisse Asset                    Treasurer          2000             CSAM since April 2000; Assistant Vice President, Deutsche
Management, LLC                                                            Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                                       Assistant Vice President, Weiss, Peck & Greer LLC
New York, New York                                                         from November 1995 to December 1998; Officer of
10017-3147                                                                 other Credit Suisse Funds

Age: 39

Robert M. Rizza                        Assistant          Since            Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset                    Treasurer          2002             Administrative Officer of CSAM from March 1998 to
Management, LLC                                                            December 2000; Assistant Treasurer of Bankers
466 Lexington Avenue                                                       Trust Co. from April 1994 to March 1998; Officer of.
New York, New York                                                         other Credit Suisse Funds
10017-3147

Age: 37


----------
(1)  Each Trustee and Officer serves his or her respective successor has been duly elected and qualified.

(2) Mr. Priest is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February
     2001.

     The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
800-927-2874.

                                       45


[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPFIX-2-1002

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2003

                    CREDIT SUISSE INVESTMENT GRADE BOND FUND

                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                         CREDIT SUISSE FIXED INCOME FUND

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND




This combined Statement of Additional Information provides information about Credit Suisse Investment Grade Bond Fund (the "Investment Grade Fund"), Credit Suisse New York Municipal Fund (the "New York Municipal Fund"), Credit Suisse Fixed Income Fund (the "Fixed Income Fund") and Credit Suisse Global Fixed Income Fund (the "Global Fixed Income Fund") (each, a "Fund" and collectively, "the Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the Fixed Income Fund, the Prospectus for the Class A, Class B and Class C Shares of the Fixed Income Fund, the Prospectus for the Class A, B and C shares of the Investment Grade Fund, the Prospectus for the Class A Shares of the New York Municipal Fund and the Prospectus for the Class A Shares of the Global Fixed Income Fund, each dated February 28, 2003, each as amended or supplemented from time to time (collectively, the "Prospectus").
Each Fund's audited Annual Report(s) for the Common Class, Advisor Class, Class A, Class B and Class C shares, as applicable, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report(s) can be obtained by writing or telephoning:

             Class A, Class B, Class C and                                         Advisor Shares:
                    Common Shares:                                           Credit Suisse Advisor Funds
                  Credit Suisse Funds                                               P.O. Box 55030
                    P.O. Box 55030                                              Boston, MA 02205-5030
                 Boston, MA 02205-5030                                       Attn: Institutional Services
                     800-927-2874                                                    800-222-8977

                                TABLE OF CONTENTS

                                                                                                                Page
INVESTMENT OBJECTIVES AND POLICIES................................................................................1
         General Investment Strategies............................................................................1
                  Securities Options..............................................................................2
                  Securities Index Options........................................................................5
                  OTC Options.....................................................................................5
                  Currency Transactions...........................................................................6
                  Forward Currency Contracts......................................................................6
                  Currency Options................................................................................6
                  Currency Hedging................................................................................7
                  Hedging Generally...............................................................................7
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures...................9
         Futures Activities.......................................................................................9
                  Futures Contracts..............................................................................10
                  Options on Futures Contracts...................................................................11
         Money Market Obligations................................................................................11
                  Temporary Defensive Strategies.................................................................12
                  Money Market Mutual Funds......................................................................12
         Convertible Securities..................................................................................12
         Structured Securities...................................................................................12
                  Mortgage-Backed Securities.....................................................................13
                  Asset-Backed Securities........................................................................14
                  Structured Notes, Bonds or Debentures..........................................................14
                  Assignments and Participations.................................................................15
         Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars...............15
         Foreign Investments  (Investment Grade, Fixed Income and Global Fixed Income Funds only)................16
                  Foreign Currency Exchange......................................................................17
                  Information....................................................................................17
                  Political Instability..........................................................................18
                  Foreign Markets................................................................................18
                  Increased Expenses.............................................................................18
                  Dollar-Denominated Debt Securities of Foreign Issuers..........................................18
                  Foreign Debt Securities........................................................................18
                  Privatizations.................................................................................19
                  Brady Bonds....................................................................................19
                  Depositary Receipts............................................................................20
         U.S. Government Securities..............................................................................20
         Government Trust Certificates  (Investment Grade Fund only).............................................21
         Municipal Obligations...................................................................................21
         Taxable Investments  (New York Municipal Fund only).....................................................23

                                                                                                                Page
         Alternative Minimum Tax Bonds  (Investment Grade, New York Municipal and Fixed Income Funds only).......23
         Securities of Other Investment Companies................................................................23
         Below Investment Grade Securities  (Investment Grade, Fixed Income and Global Fixed Income Funds only)..23
         Emerging Markets (Investment Grade, Fixed Income and Global Fixed Income Funds only)....................26
         Lending Portfolio Securities............................................................................26
         Repurchase Agreements...................................................................................27
         Reverse Repurchase Agreements and Dollar Rolls..........................................................28
         Zero Coupon Securities..................................................................................28
         Government Zero Coupon Securities.......................................................................29
         Short Sales  (Investment Grade, Fixed Income and Global Fixed Income Funds only)........................29
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers................................30
         "Special Situation" Companies  (Investment Grade, Fixed Income and Global Fixed Income Funds only)......30
         Variable Rate and Master Demand Notes  (Investment Grade, New York Municipal and
         Fixed Income Funds only)................................................................................30
         When-Issued Securities and Delayed-Delivery Transactions................................................31
                  To-Be-Announced Mortgage-Backed Securities (Investment Grade and Fixed Income Funds only)......31
         Stand-By Commitment Agreements  (Investment Grade, New York Municipal and Fixed Income Funds only)......32
         REITs  (Investment Grade, Fixed Income and Global Fixed Income Funds only)..............................33
         Warrants  (Investment Grade, Fixed Income and Global Fixed Income Funds only)...........................33
         Non-Publicly Traded and Illiquid Securities.............................................................34
                  Rule 144A Securities...........................................................................35
         Borrowing...............................................................................................35
         Non-Diversified Status  (New York Municipal and Global Fixed Income Funds only).........................36
INVESTMENT RESTRICTIONS..........................................................................................36
         Investment Grade Fund...................................................................................36
         New York Municipal Fund.................................................................................38
         Fixed Income Fund.......................................................................................40
         Global Fixed Income Fund................................................................................41
PORTFOLIO VALUATION..............................................................................................43
PORTFOLIO TRANSACTIONS...........................................................................................45
PORTFOLIO TURNOVER...............................................................................................48
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS................................................49
MANAGEMENT OF THE FUNDS..........................................................................................73
         Officers and Boards of Directors/Trustees...............................................................73
         Directors'/Trustees' Compensation.......................................................................87

                                                                                                                Page
         Investment..............................................................................................87
         Code of Ethics..........................................................................................97
         Custodian and Transfer Agent............................................................................97
         Organization of the Funds...............................................................................98
         Distribution and Shareholder Servicing.................................................................100
                  Common Shares.................................................................................100
                  Advisor Shares................................................................................102
                  Class A, Class B and Class C Shares...........................................................103
                  General ......................................................................................107
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................107
         Purchases..............................................................................................108
                  Initial Sales Charges Waivers.................................................................111
         Redemptions............................................................................................112
                  Automatic Cash Withdrawal Plan................................................................113
                  Contingent Deferred Sales Charge - General....................................................114
EXCHANGE PRIVILEGE..............................................................................................114
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................115
         The Funds and Their Investments........................................................................116
         Special Tax Matters Regarding the Investment Grade Fund, Fixed Income Fund and
         Global Fixed Income Fund...............................................................................118
         Special Tax Matters Regarding the Investment Grade Fund................................................118
         Special Tax Considerations Regarding the New York Municipal Fund.......................................118
         Passive Foreign Investment Companies  (Fixed Income and Global Fixed Income Funds only)................121
         Dividends and Distributions............................................................................121
         Sales of Shares........................................................................................122
         Foreign Taxes..........................................................................................122
         Backup Withholding.....................................................................................123
         Notices................................................................................................123
         Other Taxation.........................................................................................123
DETERMINATION OF PERFORMANCE....................................................................................124
INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................................137
MISCELLANEOUS...................................................................................................138
FINANCIAL STATEMENTS............................................................................................144


APPENDIX - DESCRIPTION OF RATINGS   A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Investment Grade Fund is to achieve total return. The Investment Grade Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities. The investment objective of the New York Municipal Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital. The New York Municipal Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from federal income taxes and New York State and New York City personal income taxes. The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Global Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the Global Fixed Income Fund's ability to invest in emerging markets. The 80% investment policies will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. For the Investment Grade Fund, the Fixed Income Fund and the Global Fixed Income Fund, the 80% investment policies are non-fundamental and may be changed by the Board of Directors/Trustees of the Fund to become effective upon 60 days' notice to shareholders of the applicable Fund prior to any such change. For the New York Municipal Fund, the 80% investment policy is fundamental, and may be changed only by the shareholders of the Fund.

General Investment Strategies

                  Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds do not represent that these techniques are available now or will be available at any time in the future.

STRATEGIC AND OTHER TRANSACTIONS

                  Options, Futures and Currency Transactions. Each Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. Up to 20% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").
                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), or, for Global Fixed Income Fund, Credit Suisse Asset Management Limited (U.K.) or Credit Suisse Asset Management Limited (Japan), as applicable, the Global Fixed Income Fund's sub-investment advisers (each, together with CSAM, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

                  Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Currency Transactions. (Investment Grade, Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions).

                  Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.

Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts, options written by the Fund on currencies, securities and indexes, and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Futures Activities

                  A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies.

                  Futures Contracts. (The New York Municipal Fund may not engage in foreign currency futures transactions.) A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. (The New York Municipal Fund may not purchase or write options on foreign currency futures.) A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Money Market Obligations

                  Each Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.

                  Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Investment Grade Fund may invest without limit in short-term money market obligations, and the Investment Grade Fund may invest without limit in short term Government Securities.

                  Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The New York Municipal Fund would invest in money market mutual funds that invest in tax-exempt securities. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

Convertible Securities

                  Convertible securities in which the Investment Grade, Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

Structured Securities

                  The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like atypical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Assignments and Participations. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

                  When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                  With respect to the New York Municipal Fund, income derived from Participations or Assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt, it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars

                  Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the

Investment Grade, Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

                  A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

                  The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.

Foreign Investments (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.


                  Information. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                      The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.
                  Privatizations. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.
                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.
                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").
                  Depository Receipts. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.
                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities
                  Each Fund may invest in Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Government Trust Certificates (Investment Grade Fund only)

                  The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a "Trust"). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the "Loan Note"), representing a loan made by the Trust to the government of Israel (the "Borrower"), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "Guaranty"), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A certificate-holder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

                  Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

Municipal Obligations

                  Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund will invest its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

                  Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

                  Among other instruments, a Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Taxable Investments (New York Municipal Fund only)

                  Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

Alternative Minimum Tax Bonds (Investment Grade, New York Municipal and Fixed Income Funds only)

                  A Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Investment Grade and Fixed Income Funds do not intend to purchase Alternative Minimum Tax Bonds.

Securities of Other Investment Companies

                  A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Below Investment Grade Securities (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A Fund may invest up to 35% (20% for the Investment Grade
Fund) of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities.

A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when a Fund pursues a temporary defensive strategy as discussed below.

                  An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed

Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

                  Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.
                  An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.
                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Emerging Markets (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  The Fixed Income Fund may invest up to 35% of its total fund assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Investment Grade and Global Fixed Income Funds may invest without limit in emerging markets securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

                  A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

                  The Funds and CSAM have received an order of exemption (the "Order") from the SEC to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

Repurchase Agreements

                  Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

                  A Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

                  A Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

                  A Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and
(iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities").

Short Sales (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.

                  While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. A Fund does not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

                  Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

"Special Situation" Companies (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.

Variable Rate and Master Demand Notes (Investment Grade, New York Municipal and Fixed Income Funds only)

                  Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery Transactions

                  A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


                  To-Be-Announced Mortgage-Backed Securities (Investment Grade and Fixed Income Funds only)

                  As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities -- Mortgage-Backed Securities" above.

Stand-By Commitments (Investment Grade, New York Municipal and Fixed Income Funds only)

                  A Fund may invest in "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

                  The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.


                  A Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Fund.

REITs (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

                  A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

Borrowing

                  A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Diversified Status (New York Municipal and Global Fixed Income Funds only)

                  The Funds are classified as non-diversified within the meaning of the 1940 Act, which means that they are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                  A Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

Investment Grade Fund

                  The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Investment Grade Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

                  The Investment Grade Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

                  3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

                  7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

New York Municipal Fund

                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 14 may be changed by a vote of the Board at any time.

                  The New York Municipal Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except
(a) in connection with a merger, consolidation, acquisition or reorganization or
(b) as permitted under the 1940 Act.

                  11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Fixed Income Fund

                  The investment limitations numbered 1 through 12 are Fundamental Restrictions. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

                  The Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (i) borrow from banks for temporary or emergency purposes, and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund

                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

                  The Global Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by each Fund in valuing its assets.
                  Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.
                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.
                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.

                  If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. CSAM has retained Credit Suisse Asset Management Limited (U.K.) and Credit Suisse Asset Management Limited (Japan) to act as sub-advisers for the Global Fixed Income Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government securities are generally purchased from underwriters or dealers, although certain newly issued government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of government securities.
                  The Adviser will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser's own research program.

                  For the fiscal year ended October 31, 2002, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research services.
                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years.


                                         Fiscal year ended         Fiscal year ended         Fiscal year ended
                                          October 31, 2000          October 31, 2001         October 31, 2002
Investment Grade Fund                               0                         0                         0

New York Municipal Fund                             0                         0                         0

Fixed Income Fund                                   0                   $17,034                   $44,658

Global Fixed Income Fund                            0                    $9,564                   $14,670

                  All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM ("CSAMSI"), and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.
                  During the fiscal year ended October 31, 2002, none of the Funds paid commissions to CSFB.
                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.
                  In no instance will portfolio securities be purchased from or sold to CSAM, CSFB or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  Transactions for the Investment Grade, Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.
                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period.

                                         Fiscal year ended         Fiscal year ended         Fiscal year ended
                                          October 31, 2000          October 31, 2001         October 31, 2002
                                          ----------------          ----------------         ----------------
Investment Grade Fund                               0                         0                         0

New York Municipal Fund                             0                         0                         0

Fixed Income Fund                                   0                   $17,034                   $44,658

Global Fixed Income Fund                            0                    $9,564                   $14,670

                  As of October 31, 2002, each Fund held the following securities of its regular brokers or dealers:

            Name of Fund                        Name of Securities                Aggregate Value of the Holdings
------------------------------------- ---------------------------------------- ---------------------------------------
       Investment Grade Fund            State Street Bank & Trust Co. Euro                   $3,487,000
                                                   Time Deposit
------------------------------------- ---------------------------------------- ---------------------------------------
      New York Municipal Fund                          None                                      --
------------------------------------- ---------------------------------------- ---------------------------------------
         Fixed Income Fund              State Street Bank & Trust Co. Euro                  $14,784,000
                                                   Time Deposit
------------------------------------- ---------------------------------------- ---------------------------------------
      Global Fixed Income Fund          State Street Bank & Trust Co. Euro                  $16,319,000
                                                   Time Deposit

                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                  For the fiscal year ended October 31, 2001 and 2002, the portfolio turnover rate for the Investment Grade Fund was 41% and 171%; for the New York Municipal Fund, 51% and 34%; for the Fixed Income

Fund, 383% and 385%; and for the Global Fixed Income Fund, 144% and 150%, respectively. For the year ended October 31, 2001, the increase in the Fixed Income Fund's portfolio turnover rate resulted from a number of factors, including an increase in the portion of the Fund's portfolio invested in TBAs and the Fund's concomitantly increased use of dollar rolls with respect to these securities. In a dollar roll, the Fund sells TBAs for delivery in the current month and simultaneously contracts to repurchase similar but not identical securities on a specified future date, generally one month ahead. This monthly roll over resulted in a higher portfolio turnover rate. For the year ended October 31, 2002 the increase in the Investment Grade Fund's portfolio turnover rate was due to the change in portfolio managers.

        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS
                  Some of the significant financial considerations relating to the New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.
                  The State of New York's most recent fiscal year began on April 1, 2002 and ends on March 31, 2003. The most recent published Update to the Annual Information Statement was dated November 14, 2002 with supplement dated January 10, 2003.

                  Special Considerations. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. An unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.
                  It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.
                  More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

                  Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.
                  For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

                  The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.
                  In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. To guard against the risk that the enabling legislation necessary for tobacco securitization is not enacted in fiscal year 2002-03, DOB is identifying a range of additional administrative remedies beyond those already underway that would reduce costs in the current year (e.g., deferring certain discretionary payments until fiscal year 2003-04, thereby adding to General Fund costs in that year). Such measures, if implemented, are expected by DOB to be sufficient to close the 2002-03 fiscal year in balance. As a result of these actions, DOB does not anticipate the State will need to draw on the Tax Stabilization Reserve Fund to maintain budget balance.
                  DOB expects to propose actions to close a 2003-04 budget gap that DOB currently anticipates to be several times larger than the budgetary shortfall projected for the current year, and substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent of earlier projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.
                  State Economy. As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of
2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.
                  The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy.

In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.
                  The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.
                  New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                  Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

                  Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.
                  Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.
                  Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.
                  Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.
                  Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.
                  State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.
                  State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-

96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05.
                  Four governmental fund types comprise the State Financial
Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.
                  General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.
                  Total General Fund receipts, including transfers from other funds, are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and increasing 2002-03 projections.
                  The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.
                  General Fund disbursements, including transfers to other funds, are projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).
                  The projected 2002-03 General Fund closing balance of $716 million, a decline of $316 million from 2001-02 (30.6 percent), consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).
                  The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.
                  Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Financial Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds Financial Plan.
                  The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.
                  Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

                  Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year.

                  Special Revenue Funds. State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

                  Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

                  Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.

     The historical financial results for the prior three fiscal years are presented below.

                  2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

                  General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

                  2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

                  The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

                  The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

                  General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.



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

                  1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

                  The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

                  The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

                  General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.



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

                  The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.


                  The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

                  The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

                  Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August

16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.


                  In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

                  The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

                  The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

                  On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.
                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

                  Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

                  Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46

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budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.


                  Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

                  Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

                  On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

                  New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.
                  On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.
                  Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.
                  On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.
                  The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.
                  The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

                  On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

                  In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

                  Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

                  For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.
                  The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

                  The City's gap estimates assume a 4 percent loss in pension fund assets in 2002-03; losses in excess of 3 percent would require the City to make pension expenditures in excess of budgeted amounts. The gaps do not include any potential wage increases for police officers and firefighters beyond those negotiated with the unions representing other uniformed employees or wage increases for any employees beyond the current round of collective bargaining that generally ended June 30, 2002.

                  On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees

                  The business and affairs of the Global Fixed Income and Investment Grade Funds are managed by a Board of Directors in accordance with the laws of the State of Maryland.

The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board approves all significant agreements between a Fund and the companies that furnish services to the Fund, including agreements with the Fund's Adviser(s), custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

                  The names and ages of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
INDEPENDENT DIRECTORS/TRUSTEES
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Richard H. Francis                  Director/     Since 1999     Currently retired;      54           --
c/o Credit Suisse Asset             Trustee                      Executive Vice
Management, LLC                                                  President and Chief
466 Lexington Avenue                                             Financial Officer of
New York, New York                                               Pan Am Corporation
10017-3140                                                       and Pan American
Age: 70                                                          World Airways, Inc.
                                                                 from 1988 to 1991
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Jack W. Fritz                       Director/     Since 1987     Private investor;       53           Director of Advo,
2425 North Fish Creek Road          Trustee       for the        Consultant and                       Inc. (direct mail
P.O. Box 1287                                     Fixed          Director of Fritz                    advertising)
Wilson, Wyoming 83014                             Income         Broadcasting, Inc.
                                                  Fund.          and Fritz

-------------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Age: 75                                           Since 1986     Communications
                                                  for the New    (developers and
                                                  York           operators of radio
                                                  Municipal      stations) since 1987
                                                  Fund.
                                                  Since 1990
                                                  for the
                                                  Global
                                                  Fixed
                                                  Income
                                                  Fund.
                                                  Since 1988
                                                  for the
                                                  Investment
                                                  Grade Fund.
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Jeffrey E. Garten(2)                Director/     Since 1988     Dean of Yale School     53           Director of
Box 208200                          Trustee       for the        of Management and                    Aetna, Inc.;
New Haven, Connecticut                            Fixed          William S. Beinecke                  Director of
06520-8200                                        Income         Professor in the                     Calpine Energy
Age: 56                                           Fund, the      Practice of                          Corporation;
                                                  New York       International Trade                  Director of
                                                  Municipal      and Finance;                         CarMax Group
                                                  Fund and       Undersecretary of                    (used car dealers)
                                                  the            Commerce for
                                                  Investment     International Trade
                                                  Grade          from November 1993 to
                                                  Fund..         October 1995;

                                                  Since 1990     Professor at Columbia
                                                  for the        University from

                                                  Global         September 1992 to
                                                  Fixed          November 1993
                                                  Income Fund.
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Peter F. Krogh                      Director/     Since 2001     Dean Emeritus and       53           Member of the
301 ICC                             Trustee                      Distinguished                        Board of The
Georgetown University                                            Professor of                         Carlisle
Washington, DC 20057                                             International Affairs                Companies Inc.;

---------------------
(2) Mr. Garten was initially appointed as a Director/Trustee on February 6, 1998. He resigned as Director/Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Age: 66                                                          at the Edmund A.                     Member of
                                                                 Walsh School of                      Selection
                                                                 Foreign Service,                     Committee for
                                                                 Georgetown                           Truman Scholars
                                                                 University; Moderator                and Henry Luce
                                                                 of PBS foreign                       Scholars; Senior
                                                                 affairs television                   Associate of
                                                                 series                               Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
James S. Pasman, Jr.                Director/     Since 1999     Currently retired;      55           Director of
c/o Credit Suisse Asset             Trustee                      President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.
466 Lexington Avenue                                             National InterGroup,
New York, New York                                               Inc. (holding
10017-3140                                                       company) from April
Age: 71                                                          1989 to March 1991;
                                                                 Chairman of Permian
                                                                 Oil Co. from April
                                                                 1989 to March 1991
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Steven N. Rappaport                 Director/     Since 1999     Partner of Lehigh       54
Lehigh Court, LLC                   Trustee                      Court, LLC since July
40 East 52nd Street                                              2002; President of
New York, New York 10022                                         SunGard Securities
                                                                 Finance, Inc. from
                                                                 2001 to July
                                                                 2002; President


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------  ------------ -----------------
Age: 54                                                          of Loanet, Inc.
                                                                 (on-line
                                                                 accounting
                                                                 service) from
                                                                 1995 to 2001;
                                                                 Director,
                                                                 President,
                                                                 North American
                                                                 Operations, and
                                                                 former
                                                                 Executive Vice
                                                                 President from
                                                                 1992 to 1993 of
                                                                 Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer
                                                                 of specialty
                                                                 metals and
                                                                 alloys);
                                                                 Executive Vice
                                                                 President,
                                                                 Telerate, Inc.
                                                                 (provider of
                                                                 real-time
                                                                 information to
                                                                 the capital
                                                                 markets) from
                                                                 1987 to 1992;
                                                                 Partner in the
                                                                 law firm of
                                                                 Hartman &
                                                                 Craven until
                                                                 1987
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
INTERESTED DIRECTOR/TRUSTEE
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
William W. Priest(3)                Director/     Since 1999     Co-Managing Partner,    60           --
Steinberg Priest &                  Trustee                      Steinberg Priest &
Sloane Capital Management                                        Sloane Capital
12 East 49th Street                                              Management since
12th Floor                                                       March 2001; Chairman
New York, New York 10017                                         and Managing Director

---------------------
(3) Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                   Position(s)    Office(1) and  Principal               Overseen by  Directorships
                                   Held with      Length of      Occupation(s) During    Director/    Held by
Name, Address and Age              Fund           Time Served    Past Five Years         Trustee      Director/Trustee
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
Age: 61                                                          of CSAM from 2000 to
                                                                 February 2001, Chief
                                                                 Executive Officer and
                                                                 Managing Director of
                                                                 CSAM from 1990 to 2000
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
OFFICERS
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
Laurence R. Smith                  Chairman       Since 2002     Managing Director and   --           --
Credit Suisse Asset                                              Global Chief
Management, LLC                                                  Investment Officer of
466 Lexington Avenue                                             CSAM; Associated with
New York, New York                                               J.P. Morgan
10017-3140                                                       Investment Management
Age: 4                                                           from 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds
---------------------------------- -------------  -------------  ----------------------- ------------ -------------------
Hal Liebes, Esq.                   Vice           Since 1999     Managing Director and   --           --
Credit Suisse Asset                President                     Global General
Management, LLC                    and Secretary                 Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York                                               Lehman Brothers, Inc.
10017-3140                                                       from 1996 to 1997;
Age: 38


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------- -------------  ----------------------- ------------ -------------------
                                                                 Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 CSAMSI and
                                                                 other Credit
                                                                 Suisse Funds
----------------------------------- ------------- -------------  ----------------------- ------------ -------------------
Michael A. Pignataro                Treasurer     Since 1999     Director and Director   --           --
Credit Suisse Asset                 and Chief                    of Fund
Management, LLC                     Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York                                               CSAM since 1984;
10017-3140                                                       Officer of
Age: 43


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
                                                                  other
                                                                  Credit Suisse Funds
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Gregory N. Bressler, Esq.           Assistant      Since 2000     Director and Deputy    --           --
Credit Suisse Asset                 Secretary                     General Counsel;
Management, LLC                                                   Associated with CSAM
466 Lexington Avenue                                              since January 2000;
New York, New York                                                Associated with the
10017-3140                                                        law firm of Swidler
Age:  36                                                          Berlin Shereff
                                                                  Friedman LLP from
                                                                  1996 to 2000; Officer
                                                                  of other Credit
                                                                  Suisse


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
                                                                  Funds
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Kimiko T. Fields, Esq.              Assistant      Since 2002     Vice President and     --           --
Credit Suisse Asset                 Secretary                     Legal Counsel;
Management, LLC                                                   Associated with CSAM
466 Lexington Avenue                                              since January 1998;
New York, New York                                                Officer of other
10017-3140                                                        Credit Suisse Funds
Age:  39
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Rocco A. DelGuercio                 Assistant      Since 1999     Vice President and     --           --
Credit Suisse Asset                 Treasurer                     Administrative
Management, LLC                                                   Officer of CSAM;
466 Lexington Avenue                                              Associated with CSAM
New York, New York                                                since June 1996;
10017-3140                                                        Assistant Treasurer,
Age:  39                                                          Bankers Trust Co. --
                                                                  Fund Administration


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------  ------------ -------------------
                                                                  from March 1994 to
                                                                  June 1996; Mutual
                                                                  Fund Accounting
                                                                  Supervisor, Dreyfus
                                                                  Corporation from
                                                                  April 1987 to March
                                                                  1994; Officer of
                                                                  other Credit Suisse
                                                                  Funds
----------------------------------- -------------- -------------  ---------------------  ------------ -------------------
Joseph Parascondola                 Assistant      Since 2000     Assistant Vice         --           --
Credit Suisse Asset                 Treasurer                     President - Fund
Management, LLC                                                   Administration of
466 Lexington Avenue                                              CSAM since April
New York, New York                                                2000; Assistant Vice
10017-3140                                                        President, Deutsche
Age:  39                                                          Asset
                                                                  Management from
                                                                  January 1999 to
                                                                  April 2000;
                                                                  Assistant Vice
                                                                  President,
                                                                  Weiss, Peck &
                                                                  Greer LLC from
                                                                  November 1995
                                                                  to December
                                                                  1998; Officer
                                                                  of other Credit
                                                                  Suisse Funds


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  --------------------- ------------- -------------------
Robert M. Rizza                     Assistant      Since 2002     Assistant Vice         --           --
Credit Suisse Asset                 Treasurer                     President of CSAM
Management, LLC                                                   since January 2001;
466 Lexington Avenue                                              Administrative
New York, New York                                                Officer of CSAM from
10017-3140                                                        March 1998 to
Age:  37                                                          December 2000;
                                                                  Assistant Treasurer
                                                                  of Bankers Trust Co.
                                                                  from April 1994 to
                                                                  March 1998; Officer
                                                                  of other Credit
                                                                  Suisse Funds

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors/Trustees of certain securities as of December 31, 2002.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director/Trustee in Family of
Name of Director/Trustee                 the Fund*(4)                           Investment Companies*,(4)
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                       Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         E
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Jack W. Fritz                            Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - E                                         E
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                        Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         A
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                           Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         D
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                     Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         C
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                      Investment Grade - B                                     D
                                         New York Municipal - B
                                         Fixed Income - B
                                         Global Fixed Income - B

-----------------
(4) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director/Trustee in Family of
Name of Director/Trustee                 the Fund*(4)                           Investment Companies*,(4)
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTOR/TRUSTEE
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest                        Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         A
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------

-----------------------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

         Committees and Meetings of Directors/Trustees

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940

Act ("Independent Directors/Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.
                  In accordance with its written charter adopted by the Board of Directors/Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, its adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met 4 times during the fiscal year ended October 31, 2002.
                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors/Trustees to the Board of Directors/Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors/Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2002.
                  No employee of CSAM, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director/Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Directors'/Trustees' Total Compensation For the Fiscal Year Ended October 31,
2002

                                                                                                       Total Number
                                                                                                       of Funds for
                        Total           Total                             Total                           which
                    Compensation     Compensation        Total        Compensation   All Investment     Director/
                        from             from         Compensation     from Global      Companies        Trustee
Name of Director/    Investment        New York        from Fixed     Fixed Income     in the CSAM    Serves Within
     Trustee         Grade Fund     Municipal Fund    Income Fund         Fund        Fund Complex     Fund Complex
-----------------   -------------   --------------    -------------   ------------   --------------   --------------
William W.              None             None            None             None            None              60
Priest*

Richard H.            $3,562.50       $3,562.50        $3,562.50       $3,562.50       $110,749.50          54
Francis

Jack W. Fritz         $3,312.50       $3,312.50        $3,312.50       $3,312.50        $94,374.48          53

Jeffrey E. Garten     $3,312.50       $3,312.50        $3,312.50       $3,312.50        $97,499.50          53

Peter F. Krogh        $3,312.50       $3,312.50        $3,312.50       $3,312.50        $99,099.50          53

James S. Pasman,      $3,562.50       $3,562.50        $3,562.50       $3,562.50       $138,599.50          55
Jr.

Steven N.             $3,862.50       $3,862.50        $3,862.50       $3,862.50       $117,544.76          54
Rappaport

------------------
* Mr. Priest is an interested person of the Funds, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


                  As of January 24, 2003, the Directors/Trustees and officers of each Fund as a group owned of record less than 1% of each class of the shares of each Fund.

                  INVESTMENT

ADVISORY AGREEMENT.

CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.
                  The Advisory Agreement between each Fund and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors/Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to the Advisory Agreements, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors/Trustees who are affiliated persons of CSAM or any of its subsidiaries.
                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors/Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors/Trustees of the Fund; and any extraordinary expenses.
                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  A Fund or CSAM may terminate the respective Advisory Agreement on 60 days' written notice without penalty. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).
                  For its services
to the Fixed Income Fund, Global Fixed Income Fund, Investment Grade Fund and New York Municipal Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.
                  For the fiscal year ended October 31, 2000, 2001 and 2002, each Fund paid CSAM, and CSAM waived fees and/or reimbursed expenses of each Fund under the Advisory Agreement as follows(portion of fees waived, if any, are noted in parentheses next to the amount paid):

                                  Fiscal year ended               Fiscal year ended               Fiscal year ended
                                   October 31, 2000                October 31, 2001                October 31, 2002
                             --------------------------      --------------------------      --------------------------
Investment Grade Fund        $  261,469      ($143,332)      $   38,414      ($210,812)             0        ($330,953)
New York Municipal Fund      $  312,719      ($ 85,541)      $  226,918      ($151,434)      $142,804        ($241,130)
Fixed Income Fund            $1,681,883      ($ 81,285)      $1,420,017      ($504,459)      $866,096        ($663,228)
Global Fixed Income Fund     $1,214,634      ($619,726)      $  513,355      ($707,054)      $243,582        ($827,266)

                  SUB-ADVISORY AGREEMENTS. The Global Fixed Income Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K.") and CSAM's Japanese affiliate ("CSAM Japan"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K. and CSAM Japan may be referred to as a "Sub-Adviser").
                  Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.
                  CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.
                  CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.
                  Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of
(a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and
(ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2002, the portion of the fees allocable to the Fund for CSAM U.K. and CSAM Japan was $ 12,032.38 and $12,111.47, respectively.
                  Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
                  Board Approval of Advisory Agreements. In approving the Advisory Agreements, the Board of Directors/Trustees of each Fund, including the Independent Directors/Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to each Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to each Fund. The Board of Directors/Trustees also considered each Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors/ Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Boards reviewed the profitability to CSAM and its affiliates of their services to each Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Boards reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Boards also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the applicable Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve the Advisory Agreements.

The Independent Directors/Trustees were advised by separate independent legal counsel throughout the process.
                  In approving each of the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, the Board of the Global Fixed Income Fund considered various matters and materials provided by CSAM, CSAM U.K. and CSAM Japan. The Board considered, primarily, the benefits to the Fund of retaining CSAM's United Kingdom and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. and CSAM Japan would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets. The Board of the Fund also carefully considered the particular expertise of CSAM U.K. and CSAM Japan in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K. and CSAM Japan. In addition, the Board of the Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K. and CSAM Japan would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K. and CSAM Japan would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors/Trustees were advised by separate independent legal counsel throughout the process.
                  ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreements" and the "State Street Co-Administration Agreements," respectively).
                  CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.
                  For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid CSAMSI administration fees and CSAMSI waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                                     Fiscal year ended           Fiscal year ended            Fiscal year ended
                                     October 31, 2000             October 31, 2001            October 31, 2002
                                     ----------------             ----------------            ----------------
Investment Grade Fund                    $ 52,294                     $ 49,845                    $ 47,066
New York Municipal Fund                  $ 78,180                     $ 94,588                    $ 95,983
Fixed Income Fund                        $336,377                     $406,784                    $305,865
Global Fixed Income Fund                 $121,463                     $122,041                    $107,085

                  State Street became co-administrator to the Fixed Income Fund on July 1, 2002 and to the Investment Grade Fund, the New York Municipal Fund and the Global Fixed Income Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreements, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .050% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .020% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.
                  For the fiscal period ended October 31, 2002, the Funds paid State Street administration fees and State Street waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                                    Fiscal period ended
                                     October 31, 2002
                                     ----------------
Investment Grade Fund                     $10,387
New York Municipal Fund                   $21,359
Fixed Income Fund                         $74,689
Global Fixed Income Fund                  $31,481

                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fixed Income Fund prior to July 1, 2002 and to the Investment Grade Fund, the New York Municipal Fund and the Global Fixed Income Fund prior to August 1, 2002. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund paid PFPC a fee calculated at an annual rate of .07% of the Fund's first $150 million in average daily net assets, .06% of the Fund's next $150 million in average daily net assets, and .05% of the Fund's average daily net assets exceeding $300 million, exclusive of out-of-pocket expenses.

                  For the fiscal years ended October 31, 2000 and 2001 and the fiscal period ended May 31, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                                       Fiscal year ended               Fiscal year ended                Fiscal year ended
                                        October 31, 2000                October 31, 2001                October 31, 2002
                                    -----------------------          ---------------------          -----------------------
Investment Grade Fund               $ 33,364      ($20,148)          $ 38,903                       $ 27,763
New York Municipal Fund             $ 51,820                         $ 75,195                       $ 56,738
Fixed Income Fund                   $193,192                         $262,101                       $145,579
Global Fixed Income Fund            $ 72,613                         $ 93,593                       $ 62,421


Code of Ethics

                  The Funds, CSAM, CSAM U.K., CSAM Japan and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.
                  The Board of Directors/Trustees reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent.

                  State Street serves as custodian of each Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) makes receipts and disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions for the account of each Fund's portfolio securities and (v) makes periodic reports to the Board of Directors/Trustees concerning each Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.
                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Directors/Trustees concerning the transfer agent's operations with respect to each Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds

                  The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income and Investment Grade Funds were incorporated in 1990 and 1988, respectively, under the laws of the State of Maryland and each is an entity commonly known as a "Maryland corporation." Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the Global Fixed Income and New York Municipal Funds, which are "non-diversified." The Investment Grade Fund has four classes of shares, Common Shares, Class A Shares, Class B Shares and Class C Shares. The New York Municipal Fund has two classes of shares, Common Shares and Class A Shares. The Fixed Income Fund has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. The Global Fixed Income Fund has three classes of shares, Common Shares, Advisor Shares and Class A Shares. The Global Fixed Income Fund's Advisor Shares are closed to new investments. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.
                  The New York Municipal Fund's Agreement and Declaration of Trust and the Global Fixed Income Fund's and Investment Grade Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. The Fixed Income Fund's Agreement and Declaration of Trust (together with the New York Municipal Fund's Agreement and Declaration of Trust, the "Trust Agreements") and the Investment Grade Fund's Articles of Incorporation each authorizes the Board to issue full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated Common Shares, two billion shares are designated Advisor Shares, one billion shares are designated Class A Shares, one billion shares are designated Class B Shares, and one billion shares are designated Class C Shares. On December 12, 2001, each Fund's Common Class was closed to new investments. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

                  All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights. Because of the higher fees paid by Class A, Class B and Class C shares, the total return on Class A, Class B and Class C shares can be expected to be lower than the total return on Common shares. Common class shares can be purchased only by certain types of investors as outlined in the Common class Prospectus.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names "Counsellors Global Fixed Income Fund, Inc." and "Counsellors Intermediate Maturity Government Fund, Inc.," respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to "Warburg, Pincus Global Fixed Income Fund, Inc." and "Warburg, Pincus Intermediate Maturity Government Fund, Inc." On March 26, 2001, the Intermediate Government Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund changed their names to "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc.," "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc.," respectively. Effective December 12, 2001, the "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc." changed their names to "Credit Suisse New York Municipal Fund, Inc.," "Credit Suisse Fixed Income Fund, Inc." and "Credit Suisse Global

Fixed Income Fund, Inc.," respectively. Effective December 19, 2001, the "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc." changed its name to "Credit Suisse Investment Grade Fund, Inc."

Distribution and Shareholder Servicing

                  Distributor. CSAMSI serves as distributor of the Funds' shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.
                  Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreements a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is in addition to the co-administrative services fee paid by each Fund under the CSAMSI Co-Administration Agreements and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreements or by

Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services, "Services").


                  Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing each Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to each Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that each Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. Each Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.


                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with each Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse part of this Fee at rates they would normally pay to the transfer agent for providing the services.

                  Advisor Shares. The Fixed Income Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made.

                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to .25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may be paid a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

                  For the fiscal year ended October 31, 2002, the Advisor Class shares of the Fixed Income Fund paid CSAMSI $88,735 under the Advisor Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy costs.

                  An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  Class A, Class B and Class C Shares. Each of the Investment Grade and Fixed Income Funds has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A Shares, Class B Shares and Class C Shares of the Funds, respectively, and the New York Municipal Fund and the Global Fixed Income Fund each has adopted a Plan of Distribution for Class A Shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

                  The Class A Plan currently provides that a service fee of .50% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.

                  For the fiscal year ended October 31, 2002, the Investment Grade Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid $243, $78, $4,182 and $45, respectively, to CSAMSI under the Class A Shares 12b-1 Plan. For the fiscal year ended October 31, 2002, the Investment Grade Fund and the Fixed Income Fund paid $2,941 and $29,042, respectively, to CSAMSI under the Class B Shares 12b-1 Plan. For the fiscal year ended October 31, 2002, the Investment Grade Fund and the Fixed Income Fund paid $542 and $7,721, respectively, to CSAMSI under the Class C Shares 12b-1 Plan.


                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's A Shares 12b-1 Plan as follows:

Advertising                                                     $21
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,654
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $575
--------------------------------------------------------------- ------------
People-related and occupancy                                    $48
--------------------------------------------------------------- ------------
Other                                                           $18
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the New York Municipal Fund's A Shares 12b-1 Plan as follows:


Advertising                                                     $2
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $3,773
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $2,140
--------------------------------------------------------------- ------------
People-related and occupancy                                    $13
--------------------------------------------------------------- ------------
Other                                                           $4
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's A Shares 12b-1 Plan as follows:


Advertising                                                     $373
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $4,109
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $9,034
--------------------------------------------------------------- ------------
People-related and occupancy                                    $879
--------------------------------------------------------------- ------------
Other                                                           $307
--------------------------------------------------------------- ------------


                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Global Fixed Income Fund's A Shares 12b-1 Plan as follows:


Advertising                                                     $7
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $2,786
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $16
--------------------------------------------------------------- ------------
People-related and occupancy                                    $11
--------------------------------------------------------------- ------------
Other                                                           $5
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's B Shares 12b-1 Plan as follows:

Advertising                                                     $39
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,701
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $30,195
--------------------------------------------------------------- ------------
People-related and occupancy                                    $146
--------------------------------------------------------------- ------------
Other                                                           $43
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's B Shares 12b-1 Plan as follows:

Advertising                                                     $600
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $4,640
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $170,551
--------------------------------------------------------------- ------------
People-related and occupancy                                    $1,514
--------------------------------------------------------------- ------------
Other                                                           $512
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's C Shares 12b-1 Plan as follows:

Advertising                                                     $10
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,629
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $2,384
--------------------------------------------------------------- ------------
People-related and occupancy                                    $27
--------------------------------------------------------------- ------------
Other                                                           $10
--------------------------------------------------------------- ------------


                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's C Shares 12b-1 Plan as follows:

Advertising                                                     $174
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $3,512
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $17,630
--------------------------------------------------------------- ------------
People-related and occupancy                                    $401
--------------------------------------------------------------- ------------
Other                                                           $158
--------------------------------------------------------------- ------------


                  With respect to sales of the Investment Grade and Fixed Income Fund's Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

General. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.
                  Payments by the Funds to CSAMSI under the Advisor Shares 12b-1 Plans, the A, B, C 12b-1 Plans and the Common Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.
                  CSAMSI provides the Funds' Boards with periodic reports of amounts spent under the Common Shares, the Adviser Shares and the Class A, B, C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of a Fund, any applicable sales charge.
                  As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  Common Class Shares. To purchase Common shares directly from a Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.
                  Class A, B and C Shares. Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not directly offered from the Funds. All purchases of shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A Shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

          INVESTMENT GRADE, FIXED INCOME AND GLOBAL FIXED INCOME FUNDS

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                                  As a % of        As a % of         Commission to Financial
                                                    Amount         Offering         Representative as a % of
                                                   Invested         Price                 Offering Price
----------------------------------------------- --------------- ---------------- --------------------------------
Less than $50,000                                   4.99%            4.75%                    4.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$50,000 to less than $100,000                       4.71%            4.50%                    4.00%
----------------------------------------------- --------------- ---------------- --------------------------------
$100,000 to less than $250,000                      3.63%            3.50%                    3.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$250,000 to less than $500,000                      2.56%            2.50%                    2.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$500,000 to less than $1,000,000                    2.04%            2.00%                    1.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$1,000,000 or more                                    0*               0                     .50%**
----------------------------------------------- --------------- ---------------- --------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**        The distributor may pay a financial representative a fee as follows:
          up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.

                             NEW YORK MUNICIPAL FUND

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                                  As a % of        As a % of         Commission to Financial
                                                    Amount         Offering          Representative as a % of
                                                   Invested         Price                Offering Price
----------------------------------------------- --------------- ---------------- --------------------------------
Less than $50,000                                   3.09%            3.00%                    2.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$50,000 to less than $100,000                       2.04%            2.00%                    1.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$100,000 to less than $250,000                      1.01%            1.00%                    0.90%
----------------------------------------------- --------------- ---------------- --------------------------------
$250,000 to less than $500,000                        0*               0                     0.50%**
----------------------------------------------- --------------- ---------------- --------------------------------

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**        The distributor may pay a financial representative a fee as follows:
          up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.
                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.

                  The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by any "purchaser." The term "purchaser" includes:
                         o an individual, the individual's spouse or domestic
                           partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;
                         o any company controlled by the individual and/or an
                           immediate family member (a person, entity or group that holds 25% of more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);
                         o a trust created by the individual and/or an immediate
                           family member, the beneficiaries of which are the individual or an immediate family member;
                         o a Uniform Gifts to Minors Act/Uniform Transfer to
                           Minors Act account created by the individual and/or an immediate family member.
                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors/Trustees of the Funds, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for hid or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans and employee benefit plans sponsored by an employer and pension plans; and (7) Class A shares acquired when dividends and distributions are reinvested in the Fund.

                  For the fiscal year ended October 31,2002, CSAMSI received $38,970, $4,211, $4,986 and $11,092 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund, the Investment Grade Bond Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $3,775, $426, $450 and $474, respectively. For the fiscal year ended October 31, 2002, CSAMSI did not receive any fees on contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund, Global Fixed Income Fund, Investment Grade Bond Fund or the New York Municipal Fund. For the fiscal year ended October 31, 2002, CSAMSI did not receive any fees on contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Investment Grade Bond Fund or the New York Municipal Fund. For the fiscal year ended October 31, 2002, CSAMSI received $3,958 and $4,436 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund.

Redemptions.

                  Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Investment Grade and Fixed Income Funds, and certain redemptions of Class A shares of the Funds.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.
                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.
                  During the fiscal year ended October 31, 2002, CSAMSI earned $456, $480, $3,775 and $400, respectively, in commissions on the sale of Class A shares of the Investment Grade Fund, New York Municipal Fund, Fixed Income Fund and Global Fixed Income Fund, of which CSAM retained $456, $480, $3,775 and $400, respectively. CSAMSI received no contingent deferred sales charges on redemptions of Class A shares of any of the Funds.
                  During the fiscal year ended October 31, 2002, CSAMSI received $800,799 and $3,785,384 on contingent deferred sales charges on redemptions of Class B shares of the Investment Grade Fund and the Fixed Income Fund, respectively.
                  During the fiscal year ended October 31, 2002, CSAMSI received $219,995.60 and $1,174,087 on contingent deferred sales charges on redemptions of Class C shares of the Investment Grade Fund and the Fixed Income Fund, respectively.

                  Special Provisions Applicable to the Investment Grade Fund and Fixed Income Fund Class A, B and C Shares Only.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                      Contingent Deferred Sales Charge
                                      as a Percentage of the Lesser of
                                       Dollars Invested or Redemption
  Year Since Purchase Payment Made                Proceeds
  --------------------------------    --------------------------------
First...........................                    4.0%
-----
Second..........................                    3.0%
------
Third...........................                    2.0%
-----
Fourth..........................                    1.0%
------
Fifth...........................                    0.0%
-----
Sixth...........................                    0.0%
-----
Seventh.........................                    0.0%
-------

                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2001 will be eligible for the second year's charge if redeemed on or after October 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

                  Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, and existing judicial and administrative interpretations thereof, both of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

                  Each Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.
                  As a regulated investment company, each Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and net realized long-term and short-term capital gains that it distributes to its Shareholders. A Fund will satisfy the minimum distribution requirement, if it distributes to its shareholders, at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year. Each Fund will be subject to tax at regular corporate rates on any investment company taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains that are retained by the Fund that is subject to corporate income tax in the hands of a Fund will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits (including amounts derived from interest on tax-exempt obligations), would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated at the end of the last taxable year prior to qualifying as a regulated investment company) in order to qualify as a regulated investment company in a subsequent year.

Special Tax Matters Regarding the Investment Grade Fund, Fixed Income Fund and Global Fixed Income Fund

                  Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Special Tax Matters Regarding the Investment Grade Fund

                  Interest income on most types of government securities is generally exempt from state and local personal income taxes if the owner of such government securities is an individual. Furthermore, some states, if certain requirements are satisfied, permit individual investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these government securities as tax-exempt income for state or local personal income tax purposes. Other states treat all of these dividends as subject to state and local personal income taxation. Investors in a Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from government securities are exempt from any applicable state or local taxes.

Special Tax Considerations Regarding the New York Municipal Fund

                  Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed for federal income tax purposes or for New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes). Prospective investors should consult their own tax advisors as to whether they are "substantial users" with respect to a facility or related to such users within the meaning of the code.
                  Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the federal alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Moreover, all exempt interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for individuals filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of a federal or state alternative minimum tax to their tax situations.
                  In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to the federal branch profits tax or the federal excess net passive income tax.
                  While the New York Municipal Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders within 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

                  Capital gain distributions by the New York Municipal Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time reflects the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                  If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income.

                  Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.

                  It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to New York State corporate franchise tax or New York City corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New York State or New York City personal income tax.
                  Potential shareholders in the New York Municipal Fund, including, in particular, corporate shareholders which may be subject to either New York State franchise tax or New York City corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state and local tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.

                  Although the New York Municipal Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such other state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

Passive Foreign Investment Companies (Fixed Income and Global Fixed Income Funds only)

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

                  Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares
                  Upon the sale or exchange of his shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.
Foreign Taxes

                  Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If any of the Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Backup Withholding

                  A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

Notices

                  Shareholders will be notified annually by a Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

 THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING
   A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN
        TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO
                      THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. If a Fund meets the size requirements for listing in The Wall Street Journal, its Common shares will be listed under the heading "Credit Suisse Common", the Advisor Shares of the Fixed Income Fund will be listed under the heading "Credit Suisse ADV," and the Class A, B and C shares of the Investment Grade and Fixed Income Fund will be listed under the heading "Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.



                  AVERAGE ANNUAL TOTAL RETURNS. "Average annual total return" is computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:
         P(1+T)n = ERV

         Where:            P = hypothetical initial payment of $1,000;

                           T = average annual total return;

                           n=number of years; and

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).
                  "Aggregate total return" is computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:
Aggregate Total Return = [(ERV) - l]
                            P
                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

                  Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

                                  TOTAL RETURN

                  The Funds' average annual total returns for the Common Class shares for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                  COMMON SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                        Period from the
                                                                                                        commencement of
                                                      One-Year         Five-Year         Ten-Year         operations
                                                      --------         ---------         --------        -------------
Investment Grade Fund                                  -0.55%            5.47%            5.83%              7.17%
(August 22, 1988)

New York Municipal Fund                                 4.91%            5.28%            5.68%              5.76%
(April 1, 1987)

Fixed Income Fund                                      -4.07%            4.14%            6.02%              6.90%
(August 17, 1987)

Global Fixed Income Fund                                4.27%            4.53%            6.32%              6.82%
(November 1, 1990)

The Fixed Income Fund's average annual total returns for the Adviser Class shares for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                 ADVISOR SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                     Period from the
                                                                                                     commencement of
                                                   One-Year         Five-Year          Ten-Year        operations
                                                   --------         ---------          --------       -------------
Fixed Income Fund                                   -4.31%            3.88%              N/A              5.18%
(July 3, 1996)

                  The Funds' total returns for the periods ended October 31, 2002 for the Class A shares were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                 CLASS A SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                       Period from the
                                                                                                       commencement of
                                                One-Year            Five-Year          Ten-Year           operations
                                                --------            ---------          --------        ----------------
Investment Grade Fund                              N/A                 N/A                N/A              -3.23%
(December 24, 2001)                                                                                   (not annualized)

New York Municipal Fund                            N/A                 N/A                N/A               2.28%
(November 30, 2001)                                                                                   (not annualized)

Fixed Income Fund                                 -8.86%               N/A                N/A              -5.51%
(July 31, 2001)

Global Fixed Income Fund                           N/A                 N/A                N/A              -0.46%
(November 30, 2001)                                                                                   (not annualized)

                  The Investment Grade Fund's and the Fixed Income Fund's total returns for the periods ended October 31, 2002 for the Class B shares were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                 CLASS B SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                       Period from the
                                                                                                       commencement of
                                                One-Year            Five-Year          Ten-Year          operations
                                                --------            ---------          --------         -------------
Investment Grade Fund                              N/A                N/A               N/A               -2.95%
(December 24, 2001)                                                                                   (not annualized)

Fixed Income Fund                                -8.67%               N/A               N/A               -4.75%
(July 31, 2001)

                  The Investment Grade Fund's and the Fixed Income Fund's average annual total returns for the periods ended October 31, 2002 for the Class C shares were as follows:

                                 CLASS C SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                      Period from the
                                                                                                      commencement of
                                                  One-Year          Five-Year         Ten-Year          operations
                                                  --------          ---------         --------        ---------------
Investment Grade Fund                               N/A                N/A               N/A                0.03%
(December 24, 2001)                                                                                   (not annualized)

Fixed Income Fund                                  -5.94%              N/A               N/A               -2.59%
(July 31, 2001)

                  The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers 5 Year Municipal Bond Index or the Lehman Brothers Global Aggregate Bond Index, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period.

                  When considering total return figures for periods shorter than one year, investors should bear in mind that the Investment Grade Fund seeks to achieve total return, the New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital, the Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation, and the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation, and that such return may not be representative of any Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions.
                  A Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:
                           YIELD = 2[( a-b  + 1)6 -1]
                                       ---
                                       cd
For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  The yield for the Funds' Common Class shares and the Fixed Income and Global Fixed Income Funds' Advisor Class shares for the 30-day period ended October 31, 2002 were as follows:

                                                         Common Shares                       Advisor Shares
                                                ------------------------------       -----------------------------
Fund                                            With Waiver     Without Waiver       With Waiver    Without Waiver
----                                            -----------     --------------       -----------    --------------
Investment Grade Fund                              4.88%              3.10%              N/A               N/A
New York Municipal Fund                            2.61%              2.17%              N/A               N/A
Fixed Income Fund                                  4.63%              4.31%             3.64%             3.36%
Global Fixed Income Fund                           3.23%              2.06%             2.71%%            1.56%

                  The yield for the Funds' Class A, B and C shares for the 30-day period ended October 30, 2002 were as follows:

                                 Class A Shares                  Class B Shares                   Class C Shares
                          ----------------------------    ----------------------------     ----------------------------
Fund                      With Waiver   Without Waiver    With Waiver   Without Waiver     With Waiver   Without Waiver
----                      -----------   --------------    -----------   --------------     -----------   --------------
Investment Grade Fund        2.27%           3.10%           3.90%           2.08%            3.89%           2.09%
New York Municipal Fund      4.88%           1.83%            N/A             N/A              N/A             N/A
Fixed Income Fund            4.18%           3.88%           3.64%           3.32%            3.63%           3.31%
Global Fixed Income          2.85%           1.74%            N/A             N/A              N/A             N/A
Fund

                  Tax equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus the aggregate of the maximum federal, state and local income tax rates and adding the product to that portion, if any, of the yield of the New York Municipal Fund that is not tax-exempt. The New York Municipal Fund's tax-equivalent yield for the thirty-day period ending October 31, 2002 was 3.70.

                  After-Tax Return
                  From time to time each Fund may include after-tax performance information in advertisements. To the extent a Fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)
                                        n
                                P(1 + T)  = ATV
                                               D
Where:    P      =   a hypothetical initial payment of $1,000.

          T      =   average annual total return (after taxes on distributions).

          n      =   number of years.

          ATVD   =   ending value of a hypothetical $1,000 investment made
                     at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  The average annual total returns (after taxes on distributions) for each Fund's Common Class Shares for the periods ended October 31, 2002 were as follows:


       Fund             1 year         5 year       10 year        Since Inception
-------------------- -------------- -------------- ----------- ----------- -------------
Investment Grade     -2.27%         3.27%          3.13%       4.59%       8/22/88
Fund
-------------------- -------------- -------------- ----------- ----------- -------------
New York Municipal    3.36%         3.57%          3.76%       3.88%       4/1/87
Fund
-------------------- -------------- -------------- ----------- ----------- -------------
Fixed Income Fund    -5.93%         1.67%          3.42%       4.27%       8/17/87
-------------------- -------------- -------------- ----------- ----------- -------------
Global Fixed          2.24%         1.96%          3.54%       4.19%       11/1/90
Income Fund
-------------------- -------------- -------------- ----------- ----------- -------------

                  The average annual total returns (after taxes on distributions) for the Fixed Income Fund's Advisor Class Shares for the periods ended October 31, 2002 were as follows:

       Fund             1 year         5 year       10 year        Since Inception
-------------------- -------------- -------------- ----------- ----------- -------------
Fixed Income Fund    -6.08%         1.52%          N/A         2.79%       7/3/96
-------------------- -------------- -------------- ----------- ----------- -------------

                  The average annual total returns (after taxes on distributions) for each Fund's Class A Shares and, for the Investment Grade Fund and the Fixed Income Fund, Class B and C shares for the periods ended October 31, 2002 were as follows:

                  Class A:


       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A            N/A            N/A         -5.32%     12/24/01
Fund

New York Municipal      N/A            N/A            N/A          1.12%     11/30/01
Fund

Fixed Income Fund       -[7.32]%       N/A            N/A         -7.32%      7/31/01

Global Fixed            N/A            N/A            N/A         -2.51%     11/30/01
Income Fund

                  Class B:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A            N/A            N/A         -0.20%     12/24/01
Fund

New York Municipal      N/A            N/A            N/A          N/A
Fund

Fixed Income Fund       -6.51%         N/A            N/A         -4.12%      7/31/01

Global Fixed            N/A            N/A            N/A          N/A
Income Fund

                  Class C:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A             N/A            N/A        -0.12%     12/24/01
Fund

New York Municipal      N/A             N/A            N/A         N/A
Fund

Fixed Income Fund      -6.51%           N/A            N/A        -4.16%      7/31/01

Global Fixed            N/A             N/A            N/A         N/A
Income Fund

Average Annual Total Return (After Taxes on Distribution and Redemptions)

                                P(1 + T)n = ATVDR

Where:    P       =    a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions and redemption).

          n       =    number of years.

         ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Common Shares for the periods ended October 31, 2002 were as follows:

       Fund             1 year         5 year       10 year        Since Inception
--------------------   --------       --------     ---------     --------------------
Investment Grade       -0.35%          3.28%          3.30%       4.61%       8/22/88
Fund

New York Municipal      3.09%          3.40%          3.62%       3.79%        4/1/87
Fund

Fixed Income Fund      -2.49%          2.08%          3.54%       4.35%       8/17/87

Global Fixed            2.56%          2.30%          3.68%       4.23%       11/1/90
Income Fund

                  The average annual total returns (after taxes on distributions and redemption of Fund shares) for the Fixed Income Fund's Advisor Shares for the periods ended October 31, 2002 were as follows:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Fixed Income Fund       -2.64%         1.93%         N/A         2.97%       7/3/96

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class A Shares and, for the Investment Grade Fund and the Fixed Income Fund, Class B and C shares for the periods ended October 31, 2002 were as follows:

                  Class A:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade         N/A             N/A           N/A        -1.99%    12/24/01
Fund

New York Municipal       N/A             N/A           N/A         1.48%    11/30/01
Fund

Fixed Income Fund       -2.61%           N/A           N/A        -5.25%     7/31/01

Global Fixed             N/A             N/A           N/A        -0.34%    11/30/01
Income Fund


                  Class B:


       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade         N/A            N/A            N/A        -1.82%    12/24/01
Fund

New York Municipal       N/A            N/A            N/A         N/A
Fund

Fixed Income Fund      -5.31%           N/A            N/A         -4.54%    7/31/01

Global Fixed             N/A            N/A            N/A         N/A
Income Fund

                  Class C:


       Fund             1 Year         5 Year       10 Year                 Since Inception
-------------------- -------------- -------------- ----------- --------------------- --------------------
Investment Grade     N/A            N/A            N/A          -1.82%                12/24/01
Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------
New York Municipal   N/A            N/A            N/A          N/A
Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------
Fixed Income Fund    -5.31%         N/A            N/A          -4.54%                 7/31/01
-------------------- -------------- -------------- ----------- --------------------- --------------------
Global Fixed         N/A            N/A            N/A          N/A
Income Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------

                 The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Investment Grade Fund, with the Lehman Brothers U.S. Aggregate Bond Index (composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and including U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by rating agencies); in the case of the New York Municipal Fund, with the Lehman Brothers 5-Year Municipal Bond Index; in the case of the

Fixed Income Fund, with the Lehman Brothers U.S. Aggregate Bond Index (described above); and in the case of the Global Fixed Income Fund, the Lehman Brothers Global Aggregate Bond Index (a macro index of global government and corporate bond markets, composed of various indices calculated by Lehman Brothers, Inc., including the U.S. Aggregate Bond Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment Grade 144A Index); or (iii) other appropriate indexes of investment securities or with data developed by the Adviser derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its Common Shares to that of any investment company with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

                  In its reports, investor communications or advertisements, the Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments;
(v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Fund; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal year ended October 31, 2002 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel for the Funds and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of January 24, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:

Investment Grade Fund                        Common                Advisor             Class A         Class B          Class C
                                             Shares                 Shares              Shares          Shares           Shares
                                             ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                  36.31%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                  7.18%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Retirement Plan Nonlegal Employees of         6.39%
Simpson Thacher & Bartlett*
Mary Ann Braverman,
Accounting Department
425 Lexington Avenue
New York, NY  10017-3903

Beth Dater                                    6.10%
55 Park Avenue, Apt. 3E
New York, NY  10021-8166

Larkin Industries Inc. PSP & Trust*                                                    37.46%
2020 Energy Park Drive
St. Paul, MN  55108-1506

American Enterprise Investment                                                         13.42%
Services*
FBO 211060911
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                              11.53%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Investment Grade Fund                          Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
American Enterprise Investment                                                           10.98%
Services*
FBO 211369571
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                            9.49%
Services*
FBO 569633581
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                            7.80%
Services*
FBO 212610451
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                11.54%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Investment Grade Fund                          Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Merrill Lynch Pierce
Fenner & Smith Inc.*                                                                                      10.31%
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Daun Rauscher Inc.*                                                                                        9.04%
FBO Boog-Scott Family Limited
Partnership
John Boog-Scott, General Partner
4232 Danmire
Richardson TX  75082-3758

American Enterprise Investment                                                                             7.66%
Services*
FBO 132542221
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                  6.56%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment                                                                             6.09%
Services*
FBO 127304381
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                                             5.13%
Services*
FBO 216292251
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                                 36.60%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                 36.58%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce                                                                                                      16.48%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

New York Municipal Fund                         Common                Advisor             Class A         Class B          Class C
                                                Shares                Shares              Shares          Shares           Shares
                                                ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                     29.09%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                    17.85%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

American Enterprise Investment                                                             80.90%
Services*
FBO 195706131
P.O. Box 3446
Minneapolis, MN  55440-9446

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             ------          -------          -------
Donaldson Lufkin Jenrette                                                                5.84%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce                                                                     5.00%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Fixed Income Fund                             Common                 Advisor             Class A         Class B          Class C
                                              Shares                 Shares              Shares          Shares           Shares
                                              ------                 -------             -------         -------          -------
Charles Schwab & Co., Inc.*                   37.26%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                   8.39%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

Bost. & Co. A/C MIDF858662*                    7.54%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Salomon Smith Barney Inc.*                     5.21%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Donaldson Lufkin Jenrette                                             5.12%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                 13.29%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co.*                                                             9.77%
Cust. for the R/O IRA of
Judith Berbenich
55 Tabb Pl.
Staten Island, NY  10302-2033

State Street Bank & Trust Co.*                                                             7.83%
Cust. for the R/O IRA of
Margaret T. Capehart
381 E. 7 St.
Brooklyn, NY  11218-4105

Olivia W. Russell                                                                          5.95%
702 Chickasaw Dr. S.
Flowood, MS  39232-8675

American Enterprise Investment                                                             5.48%
Services*
FBO 195521161
P.O. Box 3446
Minneapolis, MN  55440-9446

Larkin Industries Inc. PSP & Trust*                                                        5.08%
2020 Energy Park Drive
St. Paul, MN  55108-1506

Merrill Lynch Pierce                                                                                                      15.10%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Donaldson Lufkin Jenrette                                                                                                 14.25%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                  9.96%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                  7.98%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Salomon Smith Barney Inc.*                                                                                                 6.32%
333 West 34 Street - 3rd Floor
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Global Fixed Income Fund                       Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                    21.67%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Salomon Smith Barney Inc.*                     18.71%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Fidelity Investments Institutional*            11.84%
Operations Center as Agent for
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial Svcs. Corp.*                   10.02%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Global Fixed Income Fund                   Common                 Advisor             Class A         Class B          Class C
                                           Shares                 Shares              Shares          Shares           Shares
                                           ------                 -------             -------         -------          -------
Smith Barney Corporate Trust               9.52%
Company Trustee FBO Smith Barney 401
Advisor Group Trust Dated 01/01/98*
2 Tower Center
P.O. Box 1063 Plan Valuation
Services
East Brunswick, NJ  08816-1063

* The Funds believe that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

                  Each Fund's audited annual report for the Common Class, the Advisor Class and the Class A, Class B and Class C shares, as applicable, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
                     ACQUIRED FUND DATED FEBRUARY 28, 2003
                   AND THE ANNUAL REPORT OF THE ACQUIRED FUND
                             DATED OCTOBER 31, 2002.

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             COMMON CLASS
             February 28, 2003

                        - CREDIT SUISSE
                         INVESTMENT GRADE BOND FUND

                        - CREDIT SUISSE
                         NEW YORK MUNICIPAL FUND

                        - CREDIT SUISSE
                         FIXED INCOME FUND

                        - CREDIT SUISSE
                         GLOBAL FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                           CONTENTS

KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   A Word About Risk..............................           5
   Investor Profile...............................           6

PERFORMANCE SUMMARY............... ...............           7
   Year-by-Year Total Returns.....................           7
   Average Annual Total Returns...................           8

INVESTOR EXPENSES................ ................          12
   Fees and Fund Expenses.........................          12
   Example........................................          13

THE FUNDS IN DETAIL............... ...............          14
   The Management Firms...........................          14
   Multi-Class Structure..........................          15
   Fund Information Key...........................          15

INVESTMENT GRADE BOND FUND........... ............          16

NEW YORK MUNICIPAL FUND............. .............          19

FIXED INCOME FUND................ ................          22

GLOBAL FIXED INCOME FUND............ .............          25

MORE ABOUT RISK................. .................          28
   Introduction...................................          28
   Types of Investment Risk.......................          28
   Certain Investment Practices...................          30

MEET THE MANAGERS................ ................          34

ABOUT YOUR ACCOUNT............... ................          36
   Share Valuation................................          36
   Account Statements.............................          36
   Distributions..................................          36
   Taxes..........................................          37
   Buying Shares..................................          39
   Selling Shares.................................          42
   Shareholder Services...........................          44

BUYING SHARES.................. ..................          39

SELLING SHARES................. ..................          42

SHAREHOLDER SERVICES.............. ...............          44

OTHER POLICIES................. ..................          45

OTHER INFORMATION................ ................          46
   About the Distributor..........................          46

FOR MORE INFORMATION............... ..............  back cover

Each fund's Common Class is closed to new investors other than those described on page 39.


                          KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


----------------------------------------------------------------------------------------------
FUND/GOAL                    PRINCIPAL STRATEGIES         PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND   - Invests at least 80% of    - Credit risk
Total return                 its net assets, plus any     - Foreign securities
                              borrowings for investment   - Interest-rate risk
                              purposes, in investment     - Market risk
                              grade fixed-income
                              securities (average credit
                              rating of A)
                             - Uses sector rotation and
                               security selection as
                               primary sources of
                               performance
----------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND      - Invests at least 80% of    - Credit risk
To maximize current          its net assets, plus any     - Geographic risk
interest income exempt from   borrowings for investment   - Interest-rate risk
federal income tax and New    purposes, in New York       - Market risk
York state and New York       municipal securities        - Non-diversified status
City personal income taxes,  - Normally maintains a
to the extent consistent      weighted-average portfolio
with prudent investment and   maturity of between three
the preservation of capital   and 10 years
                             - Emphasizes
                             investment-grade securities
----------------------------------------------------------------------------------------------
FIXED INCOME FUND            - Invests at least 80% of    - Credit risk
To generate high current     its net assets, plus any     - Foreign securities
income consistent with        borrowings for investment   - Interest-rate risk
reasonable risk and,          purposes, in fixed-income   - Market risk
secondarily, capital          securities
appreciation                 - Normally maintains a
                               weighted-average
                               portfolio maturity of 10
                               years or less
                             - Favors investment-grade
                               securities, but may
                               diversify credit quality
                               in pursuit of its goal
----------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND     - Invests at least 80% of    - Credit risk
To maximize total            its net assets, plus any     - Foreign securities
investment return            borrowings for investment    - Interest-rate risk
consistent with prudent       purposes, in fixed-income   - Market risk
investment management,        securities of issuers       - Non-diversified status
consisting of a combination   located in at least 3
of interest income,           countries, which may
currency gains and capital    include the U.S.
appreciation                 - Favors investment-grade
                               securities, but may
                               diversify credit quality
                               in pursuit of its goal
                             - Investment decisions are
                               based on fundamental
                               market factors, currency
                               trends and credit
                               quality.
----------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

All funds

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

Investment Grade Bond Fund, Fixed Income Fund, Global Fixed Income Fund

   Since these funds invest in foreign securities, they carry additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although a fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

GEOGRAPHIC RISK

New York Municipal Fund

   A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance.

INTEREST-RATE RISK

All funds

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

All funds

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

New York Municipal Fund, Global Fixed Income Fund

   The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - are seeking total return or investment income

 - are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

 - want to diversify their portfolios with fixed-income funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for maximum return over a long time horizon

 - require stability of your principal

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                          PERFORMANCE SUMMARY



The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index and other indexes, if applicable. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

              YEAR ENDED 12/31:                1993     1994     1995     1996    1997    1998     1999    2000    2001     2002
INVESTMENT GRADE BOND FUND                     7.87%   -1.78%   16.26%    2.27%   7.55%   8.15%   -0.44%   9.98%   7.66%    4.53%

 Best quarter: 5.25% (Q3 02)

 Worst quarter: -2.20% (Q1 92)

 Inception date: 8/22/88

---------------------------------------------------------------------------------------------------------------------------------

NEW YORK MUNICIPAL FUND                        9.89%   -0.55%    9.64%    4.32%   5.88%   5.48%   -0.41%   9.04%   4.73%    8.16%

 Best quarter: 3.54% (Q4 00)

 Worst quarter: -2.87% (Q1 94)

 Inception date: 4/1/87

---------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUND                              11.23%  -0.67%   15.13%    5.15%   8.80%   6.51%   -0.04%   9.40%   5.51%    1.68%

 Best quarter: 5.81% (Q2 95)

 Worst quarter: -1.63% (Q2 02)

 Inception date: 8/17/87

---------------------------------------------------------------------------------------------------------------------------------

GLOBAL FIXED INCOME FUND                       2.10%   19.62%   -5.48%   16.01%   9.97%   2.17%    8.42%   0.39%   7.24%   10.22%

 Best quarter: 8.45% (Q1 93)

 Worst quarter: -4.06% (Q1 92)

 Inception date: 11/1/90

---------------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

                           ONE YEAR      FIVE YEARS     TEN YEARS       LIFE OF       INCEPTION
PERIOD ENDED 12/31/02:       2002        1998-2002      1993-2002         FUND           DATE
 INVESTMENT GRADE BOND
 FUND
 RETURN BEFORE TAXES         4.53%         5.91%          6.09%           7.32%        8/22/88
 RETURN AFTER TAXES ON
 DISTRIBUTIONS               2.72%         3.72%          3.53%           4.75%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              2.74%         3.63%          3.58%           4.72%
 LEHMAN BROTHERS U.S.
 AGGREGATE BOND INDEX
 (REFLECTS NO
 DEDUCTIONS FOR FEES,
 EXPENSES OR TAXES) 1       10.25%         7.55%          7.51%           0.72% 2
 NEW YORK MUNICIPAL
 FUND
 RETURN BEFORE TAXES         8.16%         5.35%          5.56%           5.80%         4/1/87
 RETURN AFTER TAXES ON
 DISTRIBUTIONS               7.74%         3.85%          3.76%           3.99%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              6.70%         3.73%          3.66%           3.91%
 LEHMAN BROTHERS 5 YEAR
 MUNICIPAL BOND INDEX
 (REFLECTS NO
 DEDUCTIONS FOR FEES,
 EXPENSES OR TAXES) 3        9.27%         5.91%          5.89%           6.67% 4

                           ONE YEAR      FIVE YEARS     TEN YEARS       LIFE OF       INCEPTION
PERIOD ENDED 12/31/02:       2002        1998-2002      1993-2002         FUND           DATE
 FIXED INCOME FUND
 RETURN BEFORE TAXES         1.68%         4.78%          6.38%          7.09%          8/1/87
 RETURN AFTER TAXES ON
 DISTRIBUTIONS              -0.38%         2.36%          3.77%          4.46%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              1.00%         2.61%          3.81%          4.50%
 LEHMAN BROTHERS U.S.
 AGGREGATE BOND INDEX
 (REFLECTS NO
 DEDUCTIONS FOR FEES,
 EXPENSES OR TAXES) 1       10.25%         7.55%          7.51%         8.62% 5
 GLOBAL FIXED INCOME
 FUND
 RETURN BEFORE TAXES        10.22%         5.82%          6.94%          7.13%         11/1/90
 RETURN AFTER TAXES ON
 DISTRIBUTIONS               7.25%         3.09%          4.09%          4.36%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              6.24%         3.28%          4.15%          4.41%
 LEHMAN BROTHERS GLOBAL
 AGGREGATE BOND INDEX 5     16.53%         5.65%          6.68%         7.52% 7

1 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/CorporateBond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.
2  Performance since August 31, 1988.
3 The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds with maturities between four and six years, and is calculated by Lehman Brothers Inc.
4  Performance since January 1, 1988.

5  Performance since July 31, 1987.
6 The Lehman Brothers Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate Bond Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment Grade 144A Index.
7  Performance since October 31, 1990.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                       This page intentionally left blank

                      INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses are for the fiscal year ended October 31, 2002.

                                        INTERMEDIATE      NEW               GLOBAL
                                          MATURITY       YORK      FIXED    FIXED
                                         GOVERNMENT    MUNICIPAL   INCOME   INCOME
                                            FUND         FUND       FUND     FUND
SHAREHOLDER FEES
 (paid directly from your investment)
----------------------------------------------------------------------------------
Sales charge (load) on purchases            NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Deferred sales charge (load)                NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Sales charge (load) on reinvested
 distributions                              NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Redemption fees                             NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Exchange fees                               NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
----------------------------------------------------------------------------------
Management fee                             0.50%        0.40%      0.50%    1.00%
----------------------------------------------------------------------------------
Distribution and service (12b-1) fee        NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Other expenses                             0.80%        0.45%      0.42%    0.72%
----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*      1.30%        0.85%      0.92%    1.72%

* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 2002 but may be discontinued at any time, except for Fixed Income Fund, whose waivers and reimbursements will remain in effect until April 6, 2003. Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below:

                                      INVESTMENT      NEW               GLOBAL
                                        GRADE        YORK      FIXED    FIXED
EXPENSES AFTER WAIVERS                   BOND      MUNICIPAL   INCOME   INCOME
AND REIMBURSEMENTS                       FUND        FUND       FUND     FUND
Management fee                          0.00%       0.15%      0.28%    0.23%

Distribution and service (12b-1) fee     NONE        NONE       NONE     NONE

Other expenses                          0.60%       0.45%      0.42%    0.72%
                                         ----        ----       ----     ----

NET ANNUAL FUND OPERATING EXPENSES      0.60%       0.60%      0.70%    0.95%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS      TEN YEARS
---------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND             $132           $412          $  713         $1,568
---------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND                $ 87           $271          $  471         $1,049
---------------------------------------------------------------------------------------------
FIXED INCOME FUND                      $ 94           $293          $  509         $1,131
---------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND               $175           $542          $  933         $2,030
---------------------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL


     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the Global Fixed Income Fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the Investment Grade Bond Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid CSAM 0.00%, 0.28%, 0.15% and 0.23%, respectively, of their average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT, LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

 - Sub-investment adviser for the Global Fixed Income Fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT, LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the Global Fixed Income Fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     MULTI-CLASS STRUCTURE

   The Investment Grade Bond Fund and the Fixed Income Fund also offer Class A, B and C shares, as described in separate prospectuses.

   The New York Municipal Fund and the Global Fixed Income Fund also offer Class A shares, as described in separate prospectuses.


     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                           INVESTMENT GRADE BOND FUND


     GOAL AND STRATEGIES

   The Investment Grade Bond Fund seeks total return. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities.

   In choosing investments for the fund, the portfolio managers:

 - seek to maintain an average dollar-weighted credit rating of the fund of A or better, although the overall rating may vary

 - use sector rotation and security selection as primary sources of performance

 - generally invest in securities represented in the Lehman Brothers Aggregate Bond Index (the "Index"), or securities that have similar credit characteristics to those of the Index

   The portfolio managers will sell a security when there has been a fundamental change in the issuer's prospects or financial condition. The portfolio managers also may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   Investment grade securities are securities rated BBB or better by Standard & Poor's Ratings Services (or similarly rated by another major rating agency), or unrated securities determined by CSAM to be of equivalent quality, at the time of purchase.

   In the event that a security held by the fund is downgraded below investment grade, the portfolio managers will take this into consideration in deciding whether to continue to hold the security, but are not required to dispose of the security.

   The fund's policy of investing 80% of its net assets in investment grade fixed-income securities is non-fundamental, which means that it may be changed by the fund's Board of Directors on 60 days' notice to shareholders.


     PORTFOLIO INVESTMENTS

   The fund invests primarily in fixed income securities, which include:

 - corporate bonds, debentures and notes

 - government securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

 - convertible debt securities

 - preferred stocks

 - municipal securities

   The fund may invest:

 - without limit in U.S. dollar-denominated foreign securities

 - up to 10% of assets in non-dollar-denominated foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   The fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   To the extent that it invests in certain securities, the fund may be affected by additional risks:

 - mortgage-backed securities: extension and prepayment risks

 - foreign securities: currency, information and political risks

 - equity securities (including convertible debt securities and preferred stocks): information, market and other risks

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


     PORTFOLIO MANAGEMENT

   Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

----------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:                   10/02(1)     10/01       10/00       10/99        10/98
PER SHARE DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 10.54       $9.80       $9.77     $ 10.37        $10.05
----------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                           0.47        0.53        0.56        0.53          0.56
Net gain (loss) on investments (both
 realized and unrealized) and foreign
 currency related items (both realized and
 unrealized)                                   (0.53)       0.74        0.03       (0.54)         0.32
----------------------------------------------------------------------------------------------------------
 Total from investment operations              (0.06)       1.27        0.59       (0.01)         0.88
----------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income           (0.46)      (0.53)      (0.56)      (0.53)        (0.56)
Distributions from net realized gains             --          --          --       (0.04)           --
Distributions in excess of net realized
 gains                                            --          --          --       (0.02)           --
----------------------------------------------------------------------------------------------------------
 Total dividends and distributions             (0.46)      (0.53)      (0.56)      (0.59)        (0.56)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 10.02     $ 10.54     $  9.80     $  9.77        $10.37
----------------------------------------------------------------------------------------------------------
Total return(2)                                (0.55)%     13.25%       6.27%      (0.05)%        9.35%
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)     $35,031     $53,986     $47,974     $56,625       $78,200
Ratio of expenses to average net assets         0.60%       0.60%(3)    0.62%(3)    0.61%(3)      0.60%(3)
Ratio of net investment income to average
 net assets                                     4.67%       5.18%       5.77%       5.27%         5.54%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                         0.70%       0.42%       0.31%       0.28%         0.34%
Portfolio turnover rate                          171%         41%         84%         91%          134%
----------------------------------------------------------------------------------------------------------

---------------

(1) As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.52% to 4.67%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class Shares' net operating expense ratio after reflecting these arrangements was .60% for the year ended October 31, 2001, 2000, 1999, and 1998, respectively.

                   NEW YORK MUNICIPAL FUND
     GOAL AND STRATEGIES

   The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York state and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

   New York municipal securities are debt obligations (other than short-term securities) whose interest is exempt from federal and New York state and City income taxes.

   Under normal market conditions, the fund will:

 - invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from federal and New York State and New York City income taxes.

 - maintain a weighted-average maturity of between three and 10 years

   The fund's policy of investing 80% of its net assets in New York municipal securities the income from which is exempt from federal and New York state and New York City income taxes is fundamental and may be changed only by the shareholders of the fund.


     PORTFOLIO INVESTMENTS

   The fund invests at least 65% of assets in investment-grade New York municipal securities. The fund may invest up to 20% of net assets in types of debt securities other than New York municipal securities. To a limited extent, it may also engage in other investment practices.


     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - geographic risk

 - interest-rate risk

 - market risk

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York state and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The fund may be more volatile than a more geographically diverse municipal fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York state and New York City have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York taxes.

   The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT

   Lori A. Cohane and Frank J. Biondo manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

----------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:                  10/02       10/01        10/00       10/99        10/98
PER SHARE DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 10.74     $  10.24     $ 10.04     $ 10.54        $ 10.35
----------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                         0.381        0.43        0.44        0.42           0.44
Net gain (loss) on investments
 (both realized and unrealized)               0.13         0.50        0.20       (0.44)          0.19
----------------------------------------------------------------------------------------------------------
 Total from investment operations             0.51         0.93        0.64       (0.02)          0.63
----------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income         (0.38)       (0.43)      (0.44)      (0.42)         (0.44)
Distributions from net realized gains        (0.06)          --          --       (0.06)            --
----------------------------------------------------------------------------------------------------------
 Total dividends and distributions           (0.44)       (0.43)      (0.44)      (0.48)         (0.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 10.81     $  10.74     $ 10.24     $ 10.04        $ 10.54
----------------------------------------------------------------------------------------------------------
Total return2                                 4.91%        9.20%       6.54%      (0.26)%         6.24%
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)   $83,434     $113,371     $74,948     $83,934       $106,922
Ratio of expenses to average net assets       0.60%        0.60%3      0.62%3      0.61%3         0.60%3
Ratio of net investment income to average
 net assets                                   3.58%        4.03%       4.37%       4.03%          4.24%
Decrease reflected in above operating
 expense ratios due to waivers                0.25%        0.16%       0.11%       0.10%          0.07%
Portfolio turnover rate                         34%          51%         29%         55%            37%
----------------------------------------------------------------------------------------------------------

1 Per share information is calculated using the average share outstanding method.

2 Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements were .72% for the years ended October 31, 2001, and .75% for the years ended October 31, 2000, 1999, and 1998, respectively.

                      FIXED INCOME FUND


     GOAL AND STRATEGIES

   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

   Under normal market conditions:

 - at least 65% of the fund's fixed-income securities will be investment grade

 - the fund will maintain a weighted-average maturity of 10 years or less


     PORTFOLIO INVESTMENTS

   Under normal market conditions, this fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may invest:

 - without limit in U.S. dollar-denominated, investment-grade foreign securities

 - up to 35% of assets in non-dollar-denominated foreign securities

 - up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

 - up to 35% of assets in emerging markets debt securities

   To a limited extent, the fund may also engage in other investment practices.

   The fund's policy of investing 80% of its net assets in fixed-income securities is non-fundamental, which means that it may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.


     RISK FACTORS

   The fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest rate risk

 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

   To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


     PORTFOLIO MANAGEMENT

   Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

-------------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:              10/021        10/01         10/00         10/99          10/98
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 10.33     $    9.78     $    9.89     $   10.41        $  10.43
-------------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                      0.50          0.64          0.64          0.57            0.59
Net gain (loss) on investments (both
 realized and unrealized) and foreign
 currency related items (both realized
 and unrealized)                          (0.91)         0.55         (0.11)        (0.48)           0.07
-------------------------------------------------------------------------------------------------------------
 Total from investment operations         (0.41)         1.19          0.53          0.09            0.66
-------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income      (0.50)        (0.64)        (0.64)        (0.57)          (0.59)
Distributions from net realized gains   $    --            --            --         (0.04)          (0.09)
-------------------------------------------------------------------------------------------------------------
 Total dividends and distributions        (0.50)        (0.64)        (0.64)        (0.61)          (0.68)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  9.42     $   10.33     $    9.78     $    9.89        $  10.41
-------------------------------------------------------------------------------------------------------------
Total return2                             (4.07)%       12.52%         5.59%         0.92%           6.48%
-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
 omitted)                              $194,688      $334,647      $302,188      $393,433        $423,536
Ratio of expenses to average net
 assets                                    0.70%         0.72%3        0.77%3        0.76%3          0.75%3
Ratio of net investment income to
 average net assets                        4.90%         6.32%         6.53%         5.63%           5.64%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                    0.22%         0.13%         0.02%         0.04%           0.04%
Portfolio turnover rate                     385%          383%          247%          144%            124%
-------------------------------------------------------------------------------------------------------------

1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October 31, 2002. Per share ratios and supplemental data have not been restated to reflect this change.

2 Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class Shares' net operating expense ratio after reflecting these arrangements were 72% for the year ended October 31, 2001, and .75% for the years ended October 31, 2000, 1999, and 1998, respectively.

                   GLOBAL FIXED INCOME FUND
     GOAL AND STRATEGIES

   The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:

 - foreign governments and companies, including those in emerging markets

 - multinational organizations, such as the World Bank

 - the U.S. government, its agencies and instrumentalities

   Under normal market conditions, the fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the fund's ability to invest in emerging markets.

   The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.

   The fund's policy of investing at least 80% of its net assets in fixed-income securities of issuers in at least three countries is non-fundamental, which means that it may be changed by the fund's Board of Directors on 60 days' notice to shareholders.


     PORTFOLIO INVESTMENTS

   This fund may invest in all types of fixed-income securities, including:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

   The fund may invest up to:

 - 40% of assets in securities of issuers located in any single foreign country

 - 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

 - 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

 - 20% of net assets in equity securities, including common stocks, warrants and rights

   To a limited extent, the fund may also engage in other investment practices.


     RISK FACTORS

   The fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

   International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment grade bonds) will likely be paid a greater portion of any payment made by the issuer. To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT

   Charles C. Van Vleet manages the fund. You can find out more about him in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

-----------------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:                      10/02(1)     10/01        10/00        10/99         10/98
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   9.99    $   9.71     $  10.25     $  10.62        $ 10.91
-----------------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                             0.38(2)       0.53         0.56         0.52           0.58
Net gain (loss) on investments, futures
 transactions and foreign currency related
 items (both realized and unrealized)               0.03        0.21        (0.13)       (0.29)         (0.16)
-----------------------------------------------------------------------------------------------------------------
 Total from investment operations                   0.41        0.74         0.43         0.23           0.42
-----------------------------------------------------------------------------------------------------------------
Less Dividends
Dividends from net investment income               (0.50)      (0.46)       (0.76)       (0.59)         (0.71)
Dividends in excess of net investment income          --          --        (0.21)       (0.01)            --
-----------------------------------------------------------------------------------------------------------------
 Total dividends                                   (0.50)      (0.46)       (0.97)       (0.60)         (0.71)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   9.90    $   9.99     $   9.71     $  10.25        $ 10.62
-----------------------------------------------------------------------------------------------------------------
Total return(3)                                     4.27%       7.81%        4.37%        2.18%          4.10%
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $108,535    $118,876     $121,309     $135,327       $154,131
Ratio of expenses to average net assets             0.95%       0.95%(4)     0.97%(4)     0.96%(4)       0.95%(4)
Ratio of net investment income to average net
 assets                                             3.89%       5.15%        5.51%        5.00%          5.21%
Decrease reflected in above operating expense
 ratios due to waivers/reimbursements               0.77%       0.58%        0.51%        0.57%          0.46%
Portfolio turnover rate                              150%        144%         101%         365%           234%
-----------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                       MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not
       indicate actual use
/20%/  Italic type (e.g., 20%) represents an
       investment limitation as a percentage of
       NET fund assets; does not indicate actual
       use
20%    Roman type (e.g., 20%) represents an
       investment limitation as a percentage of
       TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to
       a significant extent
--     Not permitted

                                                              INVESTMENT     NEW     FIXED   GLOBAL
                                                                GRADE       YORK     INCOME  FIXED
                                                                 BOND     MUNICIPAL   FUND   INCOME
                                                                 FUND       FUND              FUND
 INVESTMENT PRACTICE                                                          LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      30%         30%       30%     30%
---------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1) Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                       [ ]         --        [X]     [X]
---------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                [ ]         --        35%     [X]
---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.     [ ]         --        [X]     [X]
---------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates, securities or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                          20%         [ ]       [ ]     [ ]
---------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   [X]         [X]       [X]     [X]
---------------------------------------------------------------------------------------------------

                                                              INVESTMENT     NEW     FIXED   GLOBAL
                                                                GRADE       YORK     INCOME  FIXED
                                                                 BOND     MUNICIPAL   FUND   INCOME
                                                                 FUND       FUND              FUND

 INVESTMENT PRACTICE                                                          LIMIT
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.          [x]         [x]       [x]     [x]
---------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.       [X]         [X]       [X]     [X]
---------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                               /20%/        --       /35%/   /35%/
---------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                          [ ]         [ ]       20%     20%
---------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                    [X]         --        [ ]     [ ]
---------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         /15%/       /15%/     /15%/   /15%/
---------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                      33 1/3%     33 1/3%    33 1/3% 33 1/3%
---------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [x]         [x]       [x]     [x]
---------------------------------------------------------------------------------------------------

                                                              INVESTMENT      NEW       FIXED   GLOBAL
                                                                GRADE         YORK      INCOME  FIXED
                                                                 BOND     INTERMEDIATE   FUND   INCOME
                                                                 FUND      MUNICIPAL             FUND
                                                                              FUND
 INVESTMENT PRACTICE                                                           LIMIT
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow a fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the fund's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                          [X]          [ ]         [ ]     [ ]
------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.    [ ]          [ ]         [ ]     [ ]
------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            /10%/         --         /10%/    10%
------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     [x]          [x]         20%     20%
------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                    [x]          [x]         [x]     [x]
------------------------------------------------------------------------------------------------------

(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       This page intentionally left blank

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the funds:

LORI A. COHANE, Managing Director, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. She joined CSAM in 2002 from Morgan Stanley Investment Group (Morgan Stanley), where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management, which she had joined in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in Finance.

JO ANN CORKRAN, Managing Director, has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

LELAND CRABBE, Director, is global head of emerging market debt and has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001. Mr. Crabbe, who rejoined CSAM in 1999 from Cigna Investments, first came to CSAM in 1998 from Merrill Lynch, where he had been corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.

SUZANNE E. MORAN, Director, has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since July 2002. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

           Job titles indicate position with the investment adviser.

FRANK J. BIONDO, CFA, Vice President, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. He joined CSAM in 2002 from UBS Global Asset Management (UBS), where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in Accounting and Economics from New York University.

CHARLES C. VAN VLEET, Director, has been Portfolio Manager of the Global Fixed Income Fund since May 1998. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. Van Fleet, who has been with Warburg Pincus since 1998, was senior vice president and senior global strategist with Putnam Investment Management from 1994 to 1998. He holds a B.A. in Economics from the University of California at Berkeley.

           Job titles indicate position with the investment adviser.

                      ABOUT YOUR ACCOUNT
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors/Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.


     DISTRIBUTIONS

   As an investor in a fund, you will receive distributions.

   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The Investment Grade Bond, New York Municipal and Fixed Income Funds declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares and pays dividend distributions quarterly. The funds typically distribute capital gains annually, usually in December. Each fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

   Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.


     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. However, any interest that the New York Municipal Fund receives that is federally tax-free remains tax-free when it is distributed to you. Gain on the sale of tax-free securities results in taxable distributions.

   Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

New York Municipal Fund-Special Tax Matters

   The New York Municipal Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities. To the extent that the fund's dividend distributions are derived from state tax-free investments, they will be free from New York state and City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from New York state and City franchise or corporate income taxes.

   Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                        BUYING SHARES
     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

   Each fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs.

   Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of that fund and open new accounts under the same social security number. Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

     BUYING AND SELLING SHARES

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).


     FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

   Some of the firms through which the fund is available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

   Regular account:          $2,500
   IRAs:                     $  500
   Transfers/Gifts to
     Minors:                 $  500

   There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.


     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.


     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                 BUYING SHARES


                OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.                 - Make your check payable to Credit Suisse Funds.
- For IRAs use the Universal IRA Application.           - Write the account number and the fund name on
- Make your check payable to Credit Suisse Funds.         your check.
- Write the fund name on the check.                     - Mail to Credit Suisse Funds.
- Mail to Credit Suisse Funds.                          - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to request        - Call our Shareholder Service Center to request
  an exchange from another Credit Suisse Fund. Be         an exchange from another Credit Suisse Fund.
  sure to read the current Prospectus for the new       - Minimum amount is $250.
fund. Also please observe the minimum initial           - If you do not have telephone privileges, mail or
  investment.                                             fax a letter of instruction signed by all
- If you do not have telephone privileges, mail or        shareholders.
  fax a letter of instruction signed by all
  shareholders.
BY WIRE
- Complete and sign the New Account Application.        - Call our Shareholder Service Center by 4 p.m.
- Call our Shareholder Service Center and fax the         Eastern Time to inform us of the incoming wire.
  signed New Account Application by 4 p.m. Eastern        Please be sure to specify your name, account
  Time.                                                   number and the fund name on your wire advice.
- The Shareholder Service Center will telephone         - Wire the money for receipt that day.
you with your account number. Please be sure to         - Minimum amount is $500.
specify your name, the account number and the fund
name on your wire advice.
- Wire your initial investment for receipt that
day.
- Mail the original, signed application to Credit
  Suisse Funds.
This method is not available for IRAs.
BY ACH TRANSFER
- Cannot be used to open an account.                    - Call our Shareholder Service Center to request
                                                          an ACH transfer from your bank.
                                                        - Your purchase will be effective at the next NAV
                                                          calculated after we receive your order in proper
                                                          form.
                                                        - Minimum amount is $50.
                                                        - Requires ACH on Demand privileges.

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).
BY EXCHANGE
-Call our Shareholder Service Center to        - Accounts with telephone privileges.
 request an exchange into another Credit       If you do not have telephone privileges,
Suisse Fund. Be sure to read the current       mail or fax a letter of instruction to
Prospectus for the new fund. Also please       exchange shares.
observe the minimum initial investment.
BY PHONE

Call our Shareholder Service Center to         -Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
-an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          -Non-IRA accounts with wire-redemption or
  "ACH on Demand" section of your New          ACH on Demand privileges.
 Account Application.                          - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

 SHAREHOLDER SERVICE CENTER

 Toll free: 800-927-2874
 Fax: 888-606-8252

 MAIL
 Credit Suisse Funds
 P.O. Box 9030
 Boston, MA 02205-9030

 OVERNIGHT/COURIER SERVICE
 Boston Financial Data Services, Inc.
 Attn: Credit Suisse Funds
 66 Brooks Drive
 Braintree, MA 02184

 INTERNET WEB SITE
 www.CreditSuisseFunds.com


                                WIRE INSTRUCTIONS

 State Street Bank and Trust Company
 ABA# 0110 000 28
 Attn: Mutual Funds/Custody Dept.
 [Credit Suisse Fund Name]
 DDA# 9904-649-2
 F/F/C: [Account Number and Account registration]


     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:           $2,000
IRAs:                      $  250
Transfers/Gifts to
  Minors:                  $  250

  The funds reserve the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases.
                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                     SHAREHOLDER SERVICES
     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.


     STATEMENTS AND REPORTS

   Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-927-2874.


     RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.


     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.


     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                        OTHER POLICIES
     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks to not earn interest.


     SPECIAL SITUATIONS

   Each fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, is responsible for:

 - making the funds available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Common Class shares

   CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances the funds may reimburse a portion of these payments.

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                                       47

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                                       48

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                                       49

                     FOR MORE INFORMATION

   More information about the funds is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Investment Grade Bond
Fund                                                                   811-05600

Credit Suisse New York
Municipal Fund                                                         811-04964

Credit Suisse Fixed Income Fund                                        811-05039

Credit Suisse Global Fixed Income Fund                                 811-06143

                                     [LOGO]
                      P.O. BOX 55030, BOSTON, MA 02205-5030
                    800-927-2874 - www.CreditSuisseFunds.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPBDF-1-0203

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2003

                    CREDIT SUISSE INVESTMENT GRADE BOND FUND

                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                         CREDIT SUISSE FIXED INCOME FUND

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND




This combined Statement of Additional Information provides information about Credit Suisse Investment Grade Bond Fund (the "Investment Grade Fund"), Credit Suisse New York Municipal Fund (the "New York Municipal Fund"), Credit Suisse Fixed Income Fund (the "Fixed Income Fund") and Credit Suisse Global Fixed Income Fund (the "Global Fixed Income Fund") (each, a "Fund" and collectively, "the Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the Fixed Income Fund, the Prospectus for the Class A, Class B and Class C Shares of the Fixed Income Fund, the Prospectus for the Class A, B and C shares of the Investment Grade Fund, the Prospectus for the Class A Shares of the New York Municipal Fund and the Prospectus for the Class A Shares of the Global Fixed Income Fund, each dated February 28, 2003, each as amended or supplemented from time to time (collectively, the "Prospectus").
Each Fund's audited Annual Report(s) for the Common Class, Advisor Class, Class A, Class B and Class C shares, as applicable, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report(s) can be obtained by writing or telephoning:

             Class A, Class B, Class C and                                         Advisor Shares:
                    Common Shares:                                           Credit Suisse Advisor Funds
                  Credit Suisse Funds                                               P.O. Box 55030
                    P.O. Box 55030                                              Boston, MA 02205-5030
                 Boston, MA 02205-5030                                       Attn: Institutional Services
                     800-927-2874                                                    800-222-8977

                                TABLE OF CONTENTS

                                                                                                                Page
INVESTMENT OBJECTIVES AND POLICIES................................................................................1
         General Investment Strategies............................................................................1
                  Securities Options..............................................................................2
                  Securities Index Options........................................................................5
                  OTC Options.....................................................................................5
                  Currency Transactions...........................................................................6
                  Forward Currency Contracts......................................................................6
                  Currency Options................................................................................6
                  Currency Hedging................................................................................7
                  Hedging Generally...............................................................................7
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures...................9
         Futures Activities.......................................................................................9
                  Futures Contracts..............................................................................10
                  Options on Futures Contracts...................................................................11
         Money Market Obligations................................................................................11
                  Temporary Defensive Strategies.................................................................12
                  Money Market Mutual Funds......................................................................12
         Convertible Securities..................................................................................12
         Structured Securities...................................................................................12
                  Mortgage-Backed Securities.....................................................................13
                  Asset-Backed Securities........................................................................14
                  Structured Notes, Bonds or Debentures..........................................................14
                  Assignments and Participations.................................................................15
         Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars...............15
         Foreign Investments  (Investment Grade, Fixed Income and Global Fixed Income Funds only)................16
                  Foreign Currency Exchange......................................................................17
                  Information....................................................................................17
                  Political Instability..........................................................................18
                  Foreign Markets................................................................................18
                  Increased Expenses.............................................................................18
                  Dollar-Denominated Debt Securities of Foreign Issuers..........................................18
                  Foreign Debt Securities........................................................................18
                  Privatizations.................................................................................19
                  Brady Bonds....................................................................................19
                  Depositary Receipts............................................................................20
         U.S. Government Securities..............................................................................20
         Government Trust Certificates  (Investment Grade Fund only).............................................21
         Municipal Obligations...................................................................................21
         Taxable Investments  (New York Municipal Fund only).....................................................23

                                                                                                                Page
         Alternative Minimum Tax Bonds  (Investment Grade, New York Municipal and Fixed Income Funds only).......23
         Securities of Other Investment Companies................................................................23
         Below Investment Grade Securities  (Investment Grade, Fixed Income and Global Fixed Income Funds only)..23
         Emerging Markets (Investment Grade, Fixed Income and Global Fixed Income Funds only)....................26
         Lending Portfolio Securities............................................................................26
         Repurchase Agreements...................................................................................27
         Reverse Repurchase Agreements and Dollar Rolls..........................................................28
         Zero Coupon Securities..................................................................................28
         Government Zero Coupon Securities.......................................................................29
         Short Sales  (Investment Grade, Fixed Income and Global Fixed Income Funds only)........................29
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers................................30
         "Special Situation" Companies  (Investment Grade, Fixed Income and Global Fixed Income Funds only)......30
         Variable Rate and Master Demand Notes  (Investment Grade, New York Municipal and
         Fixed Income Funds only)................................................................................30
         When-Issued Securities and Delayed-Delivery Transactions................................................31
                  To-Be-Announced Mortgage-Backed Securities (Investment Grade and Fixed Income Funds only)......31
         Stand-By Commitment Agreements  (Investment Grade, New York Municipal and Fixed Income Funds only)......32
         REITs  (Investment Grade, Fixed Income and Global Fixed Income Funds only)..............................33
         Warrants  (Investment Grade, Fixed Income and Global Fixed Income Funds only)...........................33
         Non-Publicly Traded and Illiquid Securities.............................................................34
                  Rule 144A Securities...........................................................................35
         Borrowing...............................................................................................35
         Non-Diversified Status  (New York Municipal and Global Fixed Income Funds only).........................36
INVESTMENT RESTRICTIONS..........................................................................................36
         Investment Grade Fund...................................................................................36
         New York Municipal Fund.................................................................................38
         Fixed Income Fund.......................................................................................40
         Global Fixed Income Fund................................................................................41
PORTFOLIO VALUATION..............................................................................................43
PORTFOLIO TRANSACTIONS...........................................................................................45
PORTFOLIO TURNOVER...............................................................................................48
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS................................................49
MANAGEMENT OF THE FUNDS..........................................................................................73
         Officers and Boards of Directors/Trustees...............................................................73
         Directors'/Trustees' Compensation.......................................................................87

                                                                                                                Page
         Investment..............................................................................................87
         Code of Ethics..........................................................................................97
         Custodian and Transfer Agent............................................................................97
         Organization of the Funds...............................................................................98
         Distribution and Shareholder Servicing.................................................................100
                  Common Shares.................................................................................100
                  Advisor Shares................................................................................102
                  Class A, Class B and Class C Shares...........................................................103
                  General ......................................................................................107
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................107
         Purchases..............................................................................................108
                  Initial Sales Charges Waivers.................................................................111
         Redemptions............................................................................................112
                  Automatic Cash Withdrawal Plan................................................................113
                  Contingent Deferred Sales Charge - General....................................................114
EXCHANGE PRIVILEGE..............................................................................................114
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................115
         The Funds and Their Investments........................................................................116
         Special Tax Matters Regarding the Investment Grade Fund, Fixed Income Fund and
         Global Fixed Income Fund...............................................................................118
         Special Tax Matters Regarding the Investment Grade Fund................................................118
         Special Tax Considerations Regarding the New York Municipal Fund.......................................118
         Passive Foreign Investment Companies  (Fixed Income and Global Fixed Income Funds only)................121
         Dividends and Distributions............................................................................121
         Sales of Shares........................................................................................122
         Foreign Taxes..........................................................................................122
         Backup Withholding.....................................................................................123
         Notices................................................................................................123
         Other Taxation.........................................................................................123
DETERMINATION OF PERFORMANCE....................................................................................124
INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................................137
MISCELLANEOUS...................................................................................................138
FINANCIAL STATEMENTS............................................................................................144


APPENDIX - DESCRIPTION OF RATINGS   A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Investment Grade Fund is to achieve total return. The Investment Grade Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities. The investment objective of the New York Municipal Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital. The New York Municipal Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from federal income taxes and New York State and New York City personal income taxes. The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Global Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the Global Fixed Income Fund's ability to invest in emerging markets. The 80% investment policies will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. For the Investment Grade Fund, the Fixed Income Fund and the Global Fixed Income Fund, the 80% investment policies are non-fundamental and may be changed by the Board of Directors/Trustees of the Fund to become effective upon 60 days' notice to shareholders of the applicable Fund prior to any such change. For the New York Municipal Fund, the 80% investment policy is fundamental, and may be changed only by the shareholders of the Fund.

General Investment Strategies

                  Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds do not represent that these techniques are available now or will be available at any time in the future.

STRATEGIC AND OTHER TRANSACTIONS

                  Options, Futures and Currency Transactions. Each Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. Up to 20% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").
                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), or, for Global Fixed Income Fund, Credit Suisse Asset Management Limited (U.K.) or Credit Suisse Asset Management Limited (Japan), as applicable, the Global Fixed Income Fund's sub-investment advisers (each, together with CSAM, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

                  Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Currency Transactions. (Investment Grade, Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions).

                  Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.

Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts, options written by the Fund on currencies, securities and indexes, and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Futures Activities

                  A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies.

                  Futures Contracts. (The New York Municipal Fund may not engage in foreign currency futures transactions.) A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. (The New York Municipal Fund may not purchase or write options on foreign currency futures.) A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Money Market Obligations

                  Each Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.

                  Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Investment Grade Fund may invest without limit in short-term money market obligations, and the Investment Grade Fund may invest without limit in short term Government Securities.

                  Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The New York Municipal Fund would invest in money market mutual funds that invest in tax-exempt securities. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

Convertible Securities

                  Convertible securities in which the Investment Grade, Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

Structured Securities

                  The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like atypical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Assignments and Participations. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

                  When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                  With respect to the New York Municipal Fund, income derived from Participations or Assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt, it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars

                  Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the

Investment Grade, Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

                  A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

                  The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.

Foreign Investments (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.


                  Information. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                      The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.
                  Privatizations. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.
                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.
                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").
                  Depository Receipts. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.
                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities
                  Each Fund may invest in Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Government Trust Certificates (Investment Grade Fund only)

                  The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a "Trust"). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the "Loan Note"), representing a loan made by the Trust to the government of Israel (the "Borrower"), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "Guaranty"), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A certificate-holder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

                  Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

Municipal Obligations

                  Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund will invest its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

                  Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

                  Among other instruments, a Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Taxable Investments (New York Municipal Fund only)

                  Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

Alternative Minimum Tax Bonds (Investment Grade, New York Municipal and Fixed Income Funds only)

                  A Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Investment Grade and Fixed Income Funds do not intend to purchase Alternative Minimum Tax Bonds.

Securities of Other Investment Companies

                  A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Below Investment Grade Securities (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A Fund may invest up to 35% (20% for the Investment Grade
Fund) of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities.

A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when a Fund pursues a temporary defensive strategy as discussed below.

                  An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed

Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

                  Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.
                  An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.
                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Emerging Markets (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  The Fixed Income Fund may invest up to 35% of its total fund assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Investment Grade and Global Fixed Income Funds may invest without limit in emerging markets securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

                  A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

                  The Funds and CSAM have received an order of exemption (the "Order") from the SEC to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

Repurchase Agreements

                  Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

                  A Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

                  A Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

                  A Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and
(iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities").

Short Sales (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.

                  While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. A Fund does not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

                  Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

"Special Situation" Companies (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.

Variable Rate and Master Demand Notes (Investment Grade, New York Municipal and Fixed Income Funds only)

                  Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery Transactions

                  A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


                  To-Be-Announced Mortgage-Backed Securities (Investment Grade and Fixed Income Funds only)

                  As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities -- Mortgage-Backed Securities" above.

Stand-By Commitments (Investment Grade, New York Municipal and Fixed Income Funds only)

                  A Fund may invest in "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

                  The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.


                  A Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Fund.

REITs (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

                  A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

Borrowing

                  A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Diversified Status (New York Municipal and Global Fixed Income Funds only)

                  The Funds are classified as non-diversified within the meaning of the 1940 Act, which means that they are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                  A Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

Investment Grade Fund

                  The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Investment Grade Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

                  The Investment Grade Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

                  3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

                  7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

New York Municipal Fund

                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 14 may be changed by a vote of the Board at any time.

                  The New York Municipal Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except
(a) in connection with a merger, consolidation, acquisition or reorganization or
(b) as permitted under the 1940 Act.

                  11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Fixed Income Fund

                  The investment limitations numbered 1 through 12 are Fundamental Restrictions. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

                  The Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (i) borrow from banks for temporary or emergency purposes, and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund

                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

                  The Global Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by each Fund in valuing its assets.
                  Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.
                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.
                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.

                  If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. CSAM has retained Credit Suisse Asset Management Limited (U.K.) and Credit Suisse Asset Management Limited (Japan) to act as sub-advisers for the Global Fixed Income Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government securities are generally purchased from underwriters or dealers, although certain newly issued government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of government securities.
                  The Adviser will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser's own research program.

                  For the fiscal year ended October 31, 2002, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research services.
                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years.


                                         Fiscal year ended         Fiscal year ended         Fiscal year ended
                                          October 31, 2000          October 31, 2001         October 31, 2002
Investment Grade Fund                               0                         0                         0

New York Municipal Fund                             0                         0                         0

Fixed Income Fund                                   0                   $17,034                   $44,658

Global Fixed Income Fund                            0                    $9,564                   $14,670

                  All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM ("CSAMSI"), and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.
                  During the fiscal year ended October 31, 2002, none of the Funds paid commissions to CSFB.
                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.
                  In no instance will portfolio securities be purchased from or sold to CSAM, CSFB or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  Transactions for the Investment Grade, Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.
                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period.

                                         Fiscal year ended         Fiscal year ended         Fiscal year ended
                                          October 31, 2000          October 31, 2001         October 31, 2002
                                          ----------------          ----------------         ----------------
Investment Grade Fund                               0                         0                         0

New York Municipal Fund                             0                         0                         0

Fixed Income Fund                                   0                   $17,034                   $44,658

Global Fixed Income Fund                            0                    $9,564                   $14,670

                  As of October 31, 2002, each Fund held the following securities of its regular brokers or dealers:

            Name of Fund                        Name of Securities                Aggregate Value of the Holdings
------------------------------------- ---------------------------------------- ---------------------------------------
       Investment Grade Fund            State Street Bank & Trust Co. Euro                   $3,487,000
                                                   Time Deposit
------------------------------------- ---------------------------------------- ---------------------------------------
      New York Municipal Fund                          None                                      --
------------------------------------- ---------------------------------------- ---------------------------------------
         Fixed Income Fund              State Street Bank & Trust Co. Euro                  $14,784,000
                                                   Time Deposit
------------------------------------- ---------------------------------------- ---------------------------------------
      Global Fixed Income Fund          State Street Bank & Trust Co. Euro                  $16,319,000
                                                   Time Deposit

                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                  For the fiscal year ended October 31, 2001 and 2002, the portfolio turnover rate for the Investment Grade Fund was 41% and 171%; for the New York Municipal Fund, 51% and 34%; for the Fixed Income

Fund, 383% and 385%; and for the Global Fixed Income Fund, 144% and 150%, respectively. For the year ended October 31, 2001, the increase in the Fixed Income Fund's portfolio turnover rate resulted from a number of factors, including an increase in the portion of the Fund's portfolio invested in TBAs and the Fund's concomitantly increased use of dollar rolls with respect to these securities. In a dollar roll, the Fund sells TBAs for delivery in the current month and simultaneously contracts to repurchase similar but not identical securities on a specified future date, generally one month ahead. This monthly roll over resulted in a higher portfolio turnover rate. For the year ended October 31, 2002 the increase in the Investment Grade Fund's portfolio turnover rate was due to the change in portfolio managers.

        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS
                  Some of the significant financial considerations relating to the New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.
                  The State of New York's most recent fiscal year began on April 1, 2002 and ends on March 31, 2003. The most recent published Update to the Annual Information Statement was dated November 14, 2002 with supplement dated January 10, 2003.

                  Special Considerations. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. An unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.
                  It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.
                  More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

                  Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.
                  For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

                  The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.
                  In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. To guard against the risk that the enabling legislation necessary for tobacco securitization is not enacted in fiscal year 2002-03, DOB is identifying a range of additional administrative remedies beyond those already underway that would reduce costs in the current year (e.g., deferring certain discretionary payments until fiscal year 2003-04, thereby adding to General Fund costs in that year). Such measures, if implemented, are expected by DOB to be sufficient to close the 2002-03 fiscal year in balance. As a result of these actions, DOB does not anticipate the State will need to draw on the Tax Stabilization Reserve Fund to maintain budget balance.
                  DOB expects to propose actions to close a 2003-04 budget gap that DOB currently anticipates to be several times larger than the budgetary shortfall projected for the current year, and substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent of earlier projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.
                  State Economy. As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of
2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.
                  The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy.

In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.
                  The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.
                  New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                  Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

                  Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.
                  Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.
                  Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.
                  Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.
                  Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.
                  State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.
                  State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-

96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05.
                  Four governmental fund types comprise the State Financial
Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.
                  General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.
                  Total General Fund receipts, including transfers from other funds, are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and increasing 2002-03 projections.
                  The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.
                  General Fund disbursements, including transfers to other funds, are projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).
                  The projected 2002-03 General Fund closing balance of $716 million, a decline of $316 million from 2001-02 (30.6 percent), consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).
                  The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.
                  Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Financial Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds Financial Plan.
                  The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.
                  Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

                  Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year.

                  Special Revenue Funds. State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

                  Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

                  Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.

     The historical financial results for the prior three fiscal years are presented below.

                  2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

                  General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

                  2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

                  The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

                  The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

                  General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                  1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

                  The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

                  The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

                  General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

                  The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.


                  The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

                  The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

                  Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August

16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.


                  In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

                  The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

                  The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

                  On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.
                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

                  Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

                  Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.


                  Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

                  Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

                  On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

                  New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.
                  On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.
                  Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.
                  On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.
                  The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.
                  The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

                  On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

                  In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

                  Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

                  For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.
                  The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

                  The City's gap estimates assume a 4 percent loss in pension fund assets in 2002-03; losses in excess of 3 percent would require the City to make pension expenditures in excess of budgeted amounts. The gaps do not include any potential wage increases for police officers and firefighters beyond those negotiated with the unions representing other uniformed employees or wage increases for any employees beyond the current round of collective bargaining that generally ended June 30, 2002.

                  On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees

                  The business and affairs of the Global Fixed Income and Investment Grade Funds are managed by a Board of Directors in accordance with the laws of the State of Maryland.

The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board approves all significant agreements between a Fund and the companies that furnish services to the Fund, including agreements with the Fund's Adviser(s), custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

                  The names and ages of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
INDEPENDENT DIRECTORS/TRUSTEES
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Richard H. Francis                  Director/     Since 1999     Currently retired;      54           --
c/o Credit Suisse Asset             Trustee                      Executive Vice
Management, LLC                                                  President and Chief
466 Lexington Avenue                                             Financial Officer of
New York, New York                                               Pan Am Corporation
10017-3140                                                       and Pan American
Age: 70                                                          World Airways, Inc.
                                                                 from 1988 to 1991
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Jack W. Fritz                       Director/     Since 1987     Private investor;       53           Director of Advo,
2425 North Fish Creek Road          Trustee       for the        Consultant and                       Inc. (direct mail
P.O. Box 1287                                     Fixed          Director of Fritz                    advertising)
Wilson, Wyoming 83014                             Income         Broadcasting, Inc.
                                                  Fund.          and Fritz

-------------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Age: 75                                           Since 1986     Communications
                                                  for the New    (developers and
                                                  York           operators of radio
                                                  Municipal      stations) since 1987
                                                  Fund.
                                                  Since 1990
                                                  for the
                                                  Global
                                                  Fixed
                                                  Income
                                                  Fund.
                                                  Since 1988
                                                  for the
                                                  Investment
                                                  Grade Fund.
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Jeffrey E. Garten(2)                Director/     Since 1988     Dean of Yale School     53           Director of
Box 208200                          Trustee       for the        of Management and                    Aetna, Inc.;
New Haven, Connecticut                            Fixed          William S. Beinecke                  Director of
06520-8200                                        Income         Professor in the                     Calpine Energy
Age: 56                                           Fund, the      Practice of                          Corporation;
                                                  New York       International Trade                  Director of
                                                  Municipal      and Finance;                         CarMax Group
                                                  Fund and       Undersecretary of                    (used car dealers)
                                                  the            Commerce for
                                                  Investment     International Trade
                                                  Grade          from November 1993 to
                                                  Fund..         October 1995;

                                                  Since 1990     Professor at Columbia
                                                  for the        University from

                                                  Global         September 1992 to
                                                  Fixed          November 1993
                                                  Income Fund.
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Peter F. Krogh                      Director/     Since 2001     Dean Emeritus and       53           Member of the
301 ICC                             Trustee                      Distinguished                        Board of The
Georgetown University                                            Professor of                         Carlisle
Washington, DC 20057                                             International Affairs                Companies Inc.;

---------------------
(2) Mr. Garten was initially appointed as a Director/Trustee on February 6, 1998. He resigned as Director/Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Age: 66                                                          at the Edmund A.                     Member of
                                                                 Walsh School of                      Selection
                                                                 Foreign Service,                     Committee for
                                                                 Georgetown                           Truman Scholars
                                                                 University; Moderator                and Henry Luce
                                                                 of PBS foreign                       Scholars; Senior
                                                                 affairs television                   Associate of
                                                                 series                               Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
James S. Pasman, Jr.                Director/     Since 1999     Currently retired;      55           Director of
c/o Credit Suisse Asset             Trustee                      President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.
466 Lexington Avenue                                             National InterGroup,
New York, New York                                               Inc. (holding
10017-3140                                                       company) from April
Age: 71                                                          1989 to March 1991;
                                                                 Chairman of Permian
                                                                 Oil Co. from April
                                                                 1989 to March 1991
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Steven N. Rappaport                 Director/     Since 1999     Partner of Lehigh       54
Lehigh Court, LLC                   Trustee                      Court, LLC since July
40 East 52nd Street                                              2002; President of
New York, New York 10022                                         SunGard Securities
                                                                 Finance, Inc. from
                                                                 2001 to July
                                                                 2002; President


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------  ------------ -----------------
Age: 54                                                          of Loanet, Inc.
                                                                 (on-line
                                                                 accounting
                                                                 service) from
                                                                 1995 to 2001;
                                                                 Director,
                                                                 President,
                                                                 North American
                                                                 Operations, and
                                                                 former
                                                                 Executive Vice
                                                                 President from
                                                                 1992 to 1993 of
                                                                 Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer
                                                                 of specialty
                                                                 metals and
                                                                 alloys);
                                                                 Executive Vice
                                                                 President,
                                                                 Telerate, Inc.
                                                                 (provider of
                                                                 real-time
                                                                 information to
                                                                 the capital
                                                                 markets) from
                                                                 1987 to 1992;
                                                                 Partner in the
                                                                 law firm of
                                                                 Hartman &
                                                                 Craven until
                                                                 1987
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
INTERESTED DIRECTOR/TRUSTEE
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
William W. Priest(3)                Director/     Since 1999     Co-Managing Partner,    60           --
Steinberg Priest &                  Trustee                      Steinberg Priest &
Sloane Capital Management                                        Sloane Capital
12 East 49th Street                                              Management since
12th Floor                                                       March 2001; Chairman
New York, New York 10017                                         and Managing Director

---------------------
(3) Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                   Position(s)    Office(1) and  Principal               Overseen by  Directorships
                                   Held with      Length of      Occupation(s) During    Director/    Held by
Name, Address and Age              Fund           Time Served    Past Five Years         Trustee      Director/Trustee
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
Age: 61                                                          of CSAM from 2000 to
                                                                 February 2001, Chief
                                                                 Executive Officer and
                                                                 Managing Director of
                                                                 CSAM from 1990 to 2000
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
OFFICERS
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
Laurence R. Smith                  Chairman       Since 2002     Managing Director and   --           --
Credit Suisse Asset                                              Global Chief
Management, LLC                                                  Investment Officer of
466 Lexington Avenue                                             CSAM; Associated with
New York, New York                                               J.P. Morgan
10017-3140                                                       Investment Management
Age: 4                                                           from 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds
---------------------------------- -------------  -------------  ----------------------- ------------ -------------------
Hal Liebes, Esq.                   Vice           Since 1999     Managing Director and   --           --
Credit Suisse Asset                President                     Global General
Management, LLC                    and Secretary                 Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York                                               Lehman Brothers, Inc.
10017-3140                                                       from 1996 to 1997;
Age: 38


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------- -------------  ----------------------- ------------ -------------------
                                                                 Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 CSAMSI and
                                                                 other Credit
                                                                 Suisse Funds
----------------------------------- ------------- -------------  ----------------------- ------------ -------------------
Michael A. Pignataro                Treasurer     Since 1999     Director and Director   --           --
Credit Suisse Asset                 and Chief                    of Fund
Management, LLC                     Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York                                               CSAM since 1984;
10017-3140                                                       Officer of
Age: 43


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
                                                                  other
                                                                  Credit Suisse Funds
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Gregory N. Bressler, Esq.           Assistant      Since 2000     Director and Deputy    --           --
Credit Suisse Asset                 Secretary                     General Counsel;
Management, LLC                                                   Associated with CSAM
466 Lexington Avenue                                              since January 2000;
New York, New York                                                Associated with the
10017-3140                                                        law firm of Swidler
Age:  36                                                          Berlin Shereff
                                                                  Friedman LLP from
                                                                  1996 to 2000; Officer
                                                                  of other Credit
                                                                  Suisse


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
                                                                  Funds
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Kimiko T. Fields, Esq.              Assistant      Since 2002     Vice President and     --           --
Credit Suisse Asset                 Secretary                     Legal Counsel;
Management, LLC                                                   Associated with CSAM
466 Lexington Avenue                                              since January 1998;
New York, New York                                                Officer of other
10017-3140                                                        Credit Suisse Funds
Age:  39
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Rocco A. DelGuercio                 Assistant      Since 1999     Vice President and     --           --
Credit Suisse Asset                 Treasurer                     Administrative
Management, LLC                                                   Officer of CSAM;
466 Lexington Avenue                                              Associated with CSAM
New York, New York                                                since June 1996;
10017-3140                                                        Assistant Treasurer,
Age:  39                                                          Bankers Trust Co. --
                                                                  Fund Administration


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------  ------------ -------------------
                                                                  from March 1994 to
                                                                  June 1996; Mutual
                                                                  Fund Accounting
                                                                  Supervisor, Dreyfus
                                                                  Corporation from
                                                                  April 1987 to March
                                                                  1994; Officer of
                                                                  other Credit Suisse
                                                                  Funds
----------------------------------- -------------- -------------  ---------------------  ------------ -------------------
Joseph Parascondola                 Assistant      Since 2000     Assistant Vice         --           --
Credit Suisse Asset                 Treasurer                     President - Fund
Management, LLC                                                   Administration of
466 Lexington Avenue                                              CSAM since April
New York, New York                                                2000; Assistant Vice
10017-3140                                                        President, Deutsche
Age:  39                                                          Asset
                                                                  Management from
                                                                  January 1999 to
                                                                  April 2000;
                                                                  Assistant Vice
                                                                  President,
                                                                  Weiss, Peck &
                                                                  Greer LLC from
                                                                  November 1995
                                                                  to December
                                                                  1998; Officer
                                                                  of other Credit
                                                                  Suisse Funds


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  --------------------- ------------- -------------------
Robert M. Rizza                     Assistant      Since 2002     Assistant Vice         --           --
Credit Suisse Asset                 Treasurer                     President of CSAM
Management, LLC                                                   since January 2001;
466 Lexington Avenue                                              Administrative
New York, New York                                                Officer of CSAM from
10017-3140                                                        March 1998 to
Age:  37                                                          December 2000;
                                                                  Assistant Treasurer
                                                                  of Bankers Trust Co.
                                                                  from April 1994 to
                                                                  March 1998; Officer
                                                                  of other Credit
                                                                  Suisse Funds

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors/Trustees of certain securities as of December 31, 2002.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director/Trustee in Family of
Name of Director/Trustee                 the Fund*(4)                           Investment Companies*,(4)
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                       Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         E
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Jack W. Fritz                            Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - E                                         E
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                        Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         A
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                           Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         D
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                     Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         C
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                      Investment Grade - B                                     D
                                         New York Municipal - B
                                         Fixed Income - B
                                         Global Fixed Income - B

-----------------
(4) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director/Trustee in Family of
Name of Director/Trustee                 the Fund*(4)                           Investment Companies*,(4)
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTOR/TRUSTEE
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest                        Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         A
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------

-----------------------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

         Committees and Meetings of Directors/Trustees

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940

Act ("Independent Directors/Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.
                  In accordance with its written charter adopted by the Board of Directors/Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, its adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met 4 times during the fiscal year ended October 31, 2002.
                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors/Trustees to the Board of Directors/Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors/Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2002.
                  No employee of CSAM, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director/Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Directors'/Trustees' Total Compensation For the Fiscal Year Ended October 31,
2002

                                                                                                       Total Number
                                                                                                       of Funds for
                        Total           Total                             Total                           which
                    Compensation     Compensation        Total        Compensation   All Investment     Director/
                        from             from         Compensation     from Global      Companies        Trustee
Name of Director/    Investment        New York        from Fixed     Fixed Income     in the CSAM    Serves Within
     Trustee         Grade Fund     Municipal Fund    Income Fund         Fund        Fund Complex     Fund Complex
-----------------   -------------   --------------    -------------   ------------   --------------   --------------
William W.              None             None            None             None            None              60
Priest*

Richard H.            $3,562.50       $3,562.50        $3,562.50       $3,562.50       $110,749.50          54
Francis

Jack W. Fritz         $3,312.50       $3,312.50        $3,312.50       $3,312.50        $94,374.48          53

Jeffrey E. Garten     $3,312.50       $3,312.50        $3,312.50       $3,312.50        $97,499.50          53

Peter F. Krogh        $3,312.50       $3,312.50        $3,312.50       $3,312.50        $99,099.50          53

James S. Pasman,      $3,562.50       $3,562.50        $3,562.50       $3,562.50       $138,599.50          55
Jr.

Steven N.             $3,862.50       $3,862.50        $3,862.50       $3,862.50       $117,544.76          54
Rappaport

------------------
* Mr. Priest is an interested person of the Funds, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


                  As of January 24, 2003, the Directors/Trustees and officers of each Fund as a group owned of record less than 1% of each class of the shares of each Fund.

                  INVESTMENT

ADVISORY AGREEMENT.

CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.
                  The Advisory Agreement between each Fund and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors/Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to the Advisory Agreements, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors/Trustees who are affiliated persons of CSAM or any of its subsidiaries.
                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors/Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors/Trustees of the Fund; and any extraordinary expenses.
                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  A Fund or CSAM may terminate the respective Advisory Agreement on 60 days' written notice without penalty. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).
                  For its services
to the Fixed Income Fund, Global Fixed Income Fund, Investment Grade Fund and New York Municipal Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.
                  For the fiscal year ended October 31, 2000, 2001 and 2002, each Fund paid CSAM, and CSAM waived fees and/or reimbursed expenses of each Fund under the Advisory Agreement as follows(portion of fees waived, if any, are noted in parentheses next to the amount paid):

                                  Fiscal year ended               Fiscal year ended               Fiscal year ended
                                   October 31, 2000                October 31, 2001                October 31, 2002
                             --------------------------      --------------------------      --------------------------
Investment Grade Fund        $  261,469      ($143,332)      $   38,414      ($210,812)             0        ($330,953)
New York Municipal Fund      $  312,719      ($ 85,541)      $  226,918      ($151,434)      $142,804        ($241,130)
Fixed Income Fund            $1,681,883      ($ 81,285)      $1,420,017      ($504,459)      $866,096        ($663,228)
Global Fixed Income Fund     $1,214,634      ($619,726)      $  513,355      ($707,054)      $243,582        ($827,266)

                  SUB-ADVISORY AGREEMENTS. The Global Fixed Income Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K.") and CSAM's Japanese affiliate ("CSAM Japan"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K. and CSAM Japan may be referred to as a "Sub-Adviser").
                  Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.
                  CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.
                  CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.
                  Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of
(a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and
(ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2002, the portion of the fees allocable to the Fund for CSAM U.K. and CSAM Japan was $ 12,032.38 and $12,111.47, respectively.
                  Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
                  Board Approval of Advisory Agreements. In approving the Advisory Agreements, the Board of Directors/Trustees of each Fund, including the Independent Directors/Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to each Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to each Fund. The Board of Directors/Trustees also considered each Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors/ Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Boards reviewed the profitability to CSAM and its affiliates of their services to each Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Boards reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Boards also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the applicable Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve the Advisory Agreements.

The Independent Directors/Trustees were advised by separate independent legal counsel throughout the process.
                  In approving each of the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, the Board of the Global Fixed Income Fund considered various matters and materials provided by CSAM, CSAM U.K. and CSAM Japan. The Board considered, primarily, the benefits to the Fund of retaining CSAM's United Kingdom and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. and CSAM Japan would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets. The Board of the Fund also carefully considered the particular expertise of CSAM U.K. and CSAM Japan in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K. and CSAM Japan. In addition, the Board of the Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K. and CSAM Japan would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K. and CSAM Japan would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors/Trustees were advised by separate independent legal counsel throughout the process.
                  ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreements" and the "State Street Co-Administration Agreements," respectively).
                  CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.
                  For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid CSAMSI administration fees and CSAMSI waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                                     Fiscal year ended           Fiscal year ended            Fiscal year ended
                                     October 31, 2000             October 31, 2001            October 31, 2002
                                     ----------------             ----------------            ----------------
Investment Grade Fund                    $ 52,294                     $ 49,845                    $ 47,066
New York Municipal Fund                  $ 78,180                     $ 94,588                    $ 95,983
Fixed Income Fund                        $336,377                     $406,784                    $305,865
Global Fixed Income Fund                 $121,463                     $122,041                    $107,085

                  State Street became co-administrator to the Fixed Income Fund on July 1, 2002 and to the Investment Grade Fund, the New York Municipal Fund and the Global Fixed Income Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreements, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .050% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .020% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.
                  For the fiscal period ended October 31, 2002, the Funds paid State Street administration fees and State Street waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                                    Fiscal period ended
                                     October 31, 2002
                                     ----------------
Investment Grade Fund                     $10,387
New York Municipal Fund                   $21,359
Fixed Income Fund                         $74,689
Global Fixed Income Fund                  $31,481

                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fixed Income Fund prior to July 1, 2002 and to the Investment Grade Fund, the New York Municipal Fund and the Global Fixed Income Fund prior to August 1, 2002. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund paid PFPC a fee calculated at an annual rate of .07% of the Fund's first $150 million in average daily net assets, .06% of the Fund's next $150 million in average daily net assets, and .05% of the Fund's average daily net assets exceeding $300 million, exclusive of out-of-pocket expenses.

                  For the fiscal years ended October 31, 2000 and 2001 and the fiscal period ended May 31, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                                       Fiscal year ended               Fiscal year ended                Fiscal year ended
                                        October 31, 2000                October 31, 2001                October 31, 2002
                                    -----------------------          ---------------------          -----------------------
Investment Grade Fund               $ 33,364      ($20,148)          $ 38,903                       $ 27,763
New York Municipal Fund             $ 51,820                         $ 75,195                       $ 56,738
Fixed Income Fund                   $193,192                         $262,101                       $145,579
Global Fixed Income Fund            $ 72,613                         $ 93,593                       $ 62,421


Code of Ethics

                  The Funds, CSAM, CSAM U.K., CSAM Japan and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.
                  The Board of Directors/Trustees reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent.

                  State Street serves as custodian of each Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) makes receipts and disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions for the account of each Fund's portfolio securities and (v) makes periodic reports to the Board of Directors/Trustees concerning each Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.
                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Directors/Trustees concerning the transfer agent's operations with respect to each Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds

                  The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income and Investment Grade Funds were incorporated in 1990 and 1988, respectively, under the laws of the State of Maryland and each is an entity commonly known as a "Maryland corporation." Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the Global Fixed Income and New York Municipal Funds, which are "non-diversified." The Investment Grade Fund has four classes of shares, Common Shares, Class A Shares, Class B Shares and Class C Shares. The New York Municipal Fund has two classes of shares, Common Shares and Class A Shares. The Fixed Income Fund has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. The Global Fixed Income Fund has three classes of shares, Common Shares, Advisor Shares and Class A Shares. The Global Fixed Income Fund's Advisor Shares are closed to new investments. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.
                  The New York Municipal Fund's Agreement and Declaration of Trust and the Global Fixed Income Fund's and Investment Grade Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. The Fixed Income Fund's Agreement and Declaration of Trust (together with the New York Municipal Fund's Agreement and Declaration of Trust, the "Trust Agreements") and the Investment Grade Fund's Articles of Incorporation each authorizes the Board to issue full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated Common Shares, two billion shares are designated Advisor Shares, one billion shares are designated Class A Shares, one billion shares are designated Class B Shares, and one billion shares are designated Class C Shares. On December 12, 2001, each Fund's Common Class was closed to new investments. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

                  All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights. Because of the higher fees paid by Class A, Class B and Class C shares, the total return on Class A, Class B and Class C shares can be expected to be lower than the total return on Common shares. Common class shares can be purchased only by certain types of investors as outlined in the Common class Prospectus.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names "Counsellors Global Fixed Income Fund, Inc." and "Counsellors Intermediate Maturity Government Fund, Inc.," respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to "Warburg, Pincus Global Fixed Income Fund, Inc." and "Warburg, Pincus Intermediate Maturity Government Fund, Inc." On March 26, 2001, the Intermediate Government Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund changed their names to "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc.," "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc.," respectively. Effective December 12, 2001, the "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc." changed their names to "Credit Suisse New York Municipal Fund, Inc.," "Credit Suisse Fixed Income Fund, Inc." and "Credit Suisse Global

Fixed Income Fund, Inc.," respectively. Effective December 19, 2001, the "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc." changed its name to "Credit Suisse Investment Grade Fund, Inc."

Distribution and Shareholder Servicing

                  Distributor. CSAMSI serves as distributor of the Funds' shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.
                  Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreements a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is in addition to the co-administrative services fee paid by each Fund under the CSAMSI Co-Administration Agreements and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreements or by

Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services, "Services").


                  Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing each Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to each Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that each Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. Each Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.


                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with each Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse part of this Fee at rates they would normally pay to the transfer agent for providing the services.

                  Advisor Shares. The Fixed Income Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made.

                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to .25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may be paid a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

                  For the fiscal year ended October 31, 2002, the Advisor Class shares of the Fixed Income Fund paid CSAMSI $88,735 under the Advisor Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy costs.

                  An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  Class A, Class B and Class C Shares. Each of the Investment Grade and Fixed Income Funds has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A Shares, Class B Shares and Class C Shares of the Funds, respectively, and the New York Municipal Fund and the Global Fixed Income Fund each has adopted a Plan of Distribution for Class A Shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

                  The Class A Plan currently provides that a service fee of .50% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.

                  For the fiscal year ended October 31, 2002, the Investment Grade Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid $243, $78, $4,182 and $45, respectively, to CSAMSI under the Class A Shares 12b-1 Plan. For the fiscal year ended October 31, 2002, the Investment Grade Fund and the Fixed Income Fund paid $2,941 and $29,042, respectively, to CSAMSI under the Class B Shares 12b-1 Plan. For the fiscal year ended October 31, 2002, the Investment Grade Fund and the Fixed Income Fund paid $542 and $7,721, respectively, to CSAMSI under the Class C Shares 12b-1 Plan.


                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's A Shares 12b-1 Plan as follows:

Advertising                                                     $21
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,654
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $575
--------------------------------------------------------------- ------------
People-related and occupancy                                    $48
--------------------------------------------------------------- ------------
Other                                                           $18
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the New York Municipal Fund's A Shares 12b-1 Plan as follows:


Advertising                                                     $2
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $3,773
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $2,140
--------------------------------------------------------------- ------------
People-related and occupancy                                    $13
--------------------------------------------------------------- ------------
Other                                                           $4
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's A Shares 12b-1 Plan as follows:


Advertising                                                     $373
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $4,109
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $9,034
--------------------------------------------------------------- ------------
People-related and occupancy                                    $879
--------------------------------------------------------------- ------------
Other                                                           $307
--------------------------------------------------------------- ------------


                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Global Fixed Income Fund's A Shares 12b-1 Plan as follows:


Advertising                                                     $7
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $2,786
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $16
--------------------------------------------------------------- ------------
People-related and occupancy                                    $11
--------------------------------------------------------------- ------------
Other                                                           $5
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's B Shares 12b-1 Plan as follows:

Advertising                                                     $39
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,701
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $30,195
--------------------------------------------------------------- ------------
People-related and occupancy                                    $146
--------------------------------------------------------------- ------------
Other                                                           $43
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's B Shares 12b-1 Plan as follows:

Advertising                                                     $600
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $4,640
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $170,551
--------------------------------------------------------------- ------------
People-related and occupancy                                    $1,514
--------------------------------------------------------------- ------------
Other                                                           $512
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's C Shares 12b-1 Plan as follows:

Advertising                                                     $10
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,629
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $2,384
--------------------------------------------------------------- ------------
People-related and occupancy                                    $27
--------------------------------------------------------------- ------------
Other                                                           $10
--------------------------------------------------------------- ------------


                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's C Shares 12b-1 Plan as follows:

Advertising                                                     $174
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $3,512
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $17,630
--------------------------------------------------------------- ------------
People-related and occupancy                                    $401
--------------------------------------------------------------- ------------
Other                                                           $158
--------------------------------------------------------------- ------------


                  With respect to sales of the Investment Grade and Fixed Income Fund's Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

General. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.
                  Payments by the Funds to CSAMSI under the Advisor Shares 12b-1 Plans, the A, B, C 12b-1 Plans and the Common Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.
                  CSAMSI provides the Funds' Boards with periodic reports of amounts spent under the Common Shares, the Adviser Shares and the Class A, B, C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of a Fund, any applicable sales charge.
                  As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  Common Class Shares. To purchase Common shares directly from a Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.
                  Class A, B and C Shares. Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not directly offered from the Funds. All purchases of shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A Shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

          INVESTMENT GRADE, FIXED INCOME AND GLOBAL FIXED INCOME FUNDS

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                                  As a % of        As a % of         Commission to Financial
                                                    Amount         Offering         Representative as a % of
                                                   Invested         Price                 Offering Price
----------------------------------------------- --------------- ---------------- --------------------------------
Less than $50,000                                   4.99%            4.75%                    4.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$50,000 to less than $100,000                       4.71%            4.50%                    4.00%
----------------------------------------------- --------------- ---------------- --------------------------------
$100,000 to less than $250,000                      3.63%            3.50%                    3.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$250,000 to less than $500,000                      2.56%            2.50%                    2.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$500,000 to less than $1,000,000                    2.04%            2.00%                    1.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$1,000,000 or more                                    0*               0                     .50%**
----------------------------------------------- --------------- ---------------- --------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**        The distributor may pay a financial representative a fee as follows:
          up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.

                             NEW YORK MUNICIPAL FUND

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                                  As a % of        As a % of         Commission to Financial
                                                    Amount         Offering          Representative as a % of
                                                   Invested         Price                Offering Price
----------------------------------------------- --------------- ---------------- --------------------------------
Less than $50,000                                   3.09%            3.00%                    2.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$50,000 to less than $100,000                       2.04%            2.00%                    1.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$100,000 to less than $250,000                      1.01%            1.00%                    0.90%
----------------------------------------------- --------------- ---------------- --------------------------------
$250,000 to less than $500,000                        0*               0                     0.50%**
----------------------------------------------- --------------- ---------------- --------------------------------

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**        The distributor may pay a financial representative a fee as follows:
          up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.
                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.

                  The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by any "purchaser." The term "purchaser" includes:
                         o an individual, the individual's spouse or domestic
                           partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;
                         o any company controlled by the individual and/or an
                           immediate family member (a person, entity or group that holds 25% of more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);
                         o a trust created by the individual and/or an immediate
                           family member, the beneficiaries of which are the individual or an immediate family member;
                         o a Uniform Gifts to Minors Act/Uniform Transfer to
                           Minors Act account created by the individual and/or an immediate family member.
                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors/Trustees of the Funds, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for hid or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans and employee benefit plans sponsored by an employer and pension plans; and (7) Class A shares acquired when dividends and distributions are reinvested in the Fund.

                  For the fiscal year ended October 31,2002, CSAMSI received $38,970, $4,211, $4,986 and $11,092 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund, the Investment Grade Bond Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $3,775, $426, $450 and $474, respectively. For the fiscal year ended October 31, 2002, CSAMSI did not receive any fees on contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund, Global Fixed Income Fund, Investment Grade Bond Fund or the New York Municipal Fund. For the fiscal year ended October 31, 2002, CSAMSI did not receive any fees on contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Investment Grade Bond Fund or the New York Municipal Fund. For the fiscal year ended October 31, 2002, CSAMSI received $3,958 and $4,436 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund.

Redemptions.

                  Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Investment Grade and Fixed Income Funds, and certain redemptions of Class A shares of the Funds.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.
                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.
                  During the fiscal year ended October 31, 2002, CSAMSI earned $456, $480, $3,775 and $400, respectively, in commissions on the sale of Class A shares of the Investment Grade Fund, New York Municipal Fund, Fixed Income Fund and Global Fixed Income Fund, of which CSAM retained $456, $480, $3,775 and $400, respectively. CSAMSI received no contingent deferred sales charges on redemptions of Class A shares of any of the Funds.
                  During the fiscal year ended October 31, 2002, CSAMSI received $800,799 and $3,785,384 on contingent deferred sales charges on redemptions of Class B shares of the Investment Grade Fund and the Fixed Income Fund, respectively.
                  During the fiscal year ended October 31, 2002, CSAMSI received $219,995.60 and $1,174,087 on contingent deferred sales charges on redemptions of Class C shares of the Investment Grade Fund and the Fixed Income Fund, respectively.

                  Special Provisions Applicable to the Investment Grade Fund and Fixed Income Fund Class A, B and C Shares Only.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                      Contingent Deferred Sales Charge
                                      as a Percentage of the Lesser of
                                       Dollars Invested or Redemption
  Year Since Purchase Payment Made                Proceeds
  --------------------------------    --------------------------------
First...........................                    4.0%
-----
Second..........................                    3.0%
------
Third...........................                    2.0%
-----
Fourth..........................                    1.0%
------
Fifth...........................                    0.0%
-----
Sixth...........................                    0.0%
-----
Seventh.........................                    0.0%
-------

                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2001 will be eligible for the second year's charge if redeemed on or after October 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

                  Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, and existing judicial and administrative interpretations thereof, both of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

                  Each Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.
                  As a regulated investment company, each Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and net realized long-term and short-term capital gains that it distributes to its Shareholders. A Fund will satisfy the minimum distribution requirement, if it distributes to its shareholders, at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year. Each Fund will be subject to tax at regular corporate rates on any investment company taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains that are retained by the Fund that is subject to corporate income tax in the hands of a Fund will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits (including amounts derived from interest on tax-exempt obligations), would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated at the end of the last taxable year prior to qualifying as a regulated investment company) in order to qualify as a regulated investment company in a subsequent year.

Special Tax Matters Regarding the Investment Grade Fund, Fixed Income Fund and Global Fixed Income Fund

                  Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Special Tax Matters Regarding the Investment Grade Fund

                  Interest income on most types of government securities is generally exempt from state and local personal income taxes if the owner of such government securities is an individual. Furthermore, some states, if certain requirements are satisfied, permit individual investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these government securities as tax-exempt income for state or local personal income tax purposes. Other states treat all of these dividends as subject to state and local personal income taxation. Investors in a Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from government securities are exempt from any applicable state or local taxes.

Special Tax Considerations Regarding the New York Municipal Fund

                  Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed for federal income tax purposes or for New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes). Prospective investors should consult their own tax advisors as to whether they are "substantial users" with respect to a facility or related to such users within the meaning of the code.
                  Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the federal alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Moreover, all exempt interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for individuals filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of a federal or state alternative minimum tax to their tax situations.
                  In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to the federal branch profits tax or the federal excess net passive income tax.
                  While the New York Municipal Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders within 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

                  Capital gain distributions by the New York Municipal Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time reflects the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                  If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income.

                  Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.

                  It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to New York State corporate franchise tax or New York City corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New York State or New York City personal income tax.
                  Potential shareholders in the New York Municipal Fund, including, in particular, corporate shareholders which may be subject to either New York State franchise tax or New York City corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state and local tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.

                  Although the New York Municipal Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such other state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

Passive Foreign Investment Companies (Fixed Income and Global Fixed Income Funds only)

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

                  Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares
                  Upon the sale or exchange of his shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.
Foreign Taxes

                  Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If any of the Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Backup Withholding

                  A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

Notices

                  Shareholders will be notified annually by a Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

 THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING
   A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN
        TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO
                      THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. If a Fund meets the size requirements for listing in The Wall Street Journal, its Common shares will be listed under the heading "Credit Suisse Common", the Advisor Shares of the Fixed Income Fund will be listed under the heading "Credit Suisse ADV," and the Class A, B and C shares of the Investment Grade and Fixed Income Fund will be listed under the heading "Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.



                  AVERAGE ANNUAL TOTAL RETURNS. "Average annual total return" is computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:
         P(1+T)n = ERV

         Where:            P = hypothetical initial payment of $1,000;

                           T = average annual total return;

                           n=number of years; and

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).
                  "Aggregate total return" is computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:
Aggregate Total Return = [(ERV) - l]
                            P
                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

                  Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

                                  TOTAL RETURN

                  The Funds' average annual total returns for the Common Class shares for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                  COMMON SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                        Period from the
                                                                                                        commencement of
                                                      One-Year         Five-Year         Ten-Year         operations
                                                      --------         ---------         --------        -------------
Investment Grade Fund                                  -0.55%            5.47%            5.83%              7.17%
(August 22, 1988)

New York Municipal Fund                                 4.91%            5.28%            5.68%              5.76%
(April 1, 1987)

Fixed Income Fund                                      -4.07%            4.14%            6.02%              6.90%
(August 17, 1987)

Global Fixed Income Fund                                4.27%            4.53%            6.32%              6.82%
(November 1, 1990)

The Fixed Income Fund's average annual total returns for the Adviser Class shares for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                 ADVISOR SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                     Period from the
                                                                                                     commencement of
                                                   One-Year         Five-Year          Ten-Year        operations
                                                   --------         ---------          --------       -------------
Fixed Income Fund                                   -4.31%            3.88%              N/A              5.18%
(July 3, 1996)

                  The Funds' total returns for the periods ended October 31, 2002 for the Class A shares were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                 CLASS A SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                       Period from the
                                                                                                       commencement of
                                                One-Year            Five-Year          Ten-Year           operations
                                                --------            ---------          --------        ----------------
Investment Grade Fund                              N/A                 N/A                N/A              -3.23%
(December 24, 2001)                                                                                   (not annualized)

New York Municipal Fund                            N/A                 N/A                N/A               2.28%
(November 30, 2001)                                                                                   (not annualized)

Fixed Income Fund                                 -8.86%               N/A                N/A              -5.51%
(July 31, 2001)

Global Fixed Income Fund                           N/A                 N/A                N/A              -0.46%
(November 30, 2001)                                                                                   (not annualized)

                  The Investment Grade Fund's and the Fixed Income Fund's total returns for the periods ended October 31, 2002 for the Class B shares were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                 CLASS B SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                       Period from the
                                                                                                       commencement of
                                                One-Year            Five-Year          Ten-Year          operations
                                                --------            ---------          --------         -------------
Investment Grade Fund                              N/A                N/A               N/A               -2.95%
(December 24, 2001)                                                                                   (not annualized)

Fixed Income Fund                                -8.67%               N/A               N/A               -4.75%
(July 31, 2001)

                  The Investment Grade Fund's and the Fixed Income Fund's average annual total returns for the periods ended October 31, 2002 for the Class C shares were as follows:

                                 CLASS C SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)

                                                                                                      Period from the
                                                                                                      commencement of
                                                  One-Year          Five-Year         Ten-Year          operations
                                                  --------          ---------         --------        ---------------
Investment Grade Fund                               N/A                N/A               N/A                0.03%
(December 24, 2001)                                                                                   (not annualized)

Fixed Income Fund                                  -5.94%              N/A               N/A               -2.59%
(July 31, 2001)

                  The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers 5 Year Municipal Bond Index or the Lehman Brothers Global Aggregate Bond Index, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period.

                  When considering total return figures for periods shorter than one year, investors should bear in mind that the Investment Grade Fund seeks to achieve total return, the New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital, the Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation, and the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation, and that such return may not be representative of any Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions.
                  A Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:
                           YIELD = 2[( a-b  + 1)6 -1]
                                       ---
                                       cd
For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  The yield for the Funds' Common Class shares and the Fixed Income and Global Fixed Income Funds' Advisor Class shares for the 30-day period ended October 31, 2002 were as follows:

                                                         Common Shares                       Advisor Shares
                                                ------------------------------       -----------------------------
Fund                                            With Waiver     Without Waiver       With Waiver    Without Waiver
----                                            -----------     --------------       -----------    --------------
Investment Grade Fund                              4.88%              3.10%              N/A               N/A
New York Municipal Fund                            2.61%              2.17%              N/A               N/A
Fixed Income Fund                                  4.63%              4.31%             3.64%             3.36%
Global Fixed Income Fund                           3.23%              2.06%             2.71%%            1.56%

                  The yield for the Funds' Class A, B and C shares for the 30-day period ended October 30, 2002 were as follows:

                                 Class A Shares                  Class B Shares                   Class C Shares
                          ----------------------------    ----------------------------     ----------------------------
Fund                      With Waiver   Without Waiver    With Waiver   Without Waiver     With Waiver   Without Waiver
----                      -----------   --------------    -----------   --------------     -----------   --------------
Investment Grade Fund        2.27%           3.10%           3.90%           2.08%            3.89%           2.09%
New York Municipal Fund      4.88%           1.83%            N/A             N/A              N/A             N/A
Fixed Income Fund            4.18%           3.88%           3.64%           3.32%            3.63%           3.31%
Global Fixed Income          2.85%           1.74%            N/A             N/A              N/A             N/A
Fund

                  Tax equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus the aggregate of the maximum federal, state and local income tax rates and adding the product to that portion, if any, of the yield of the New York Municipal Fund that is not tax-exempt. The New York Municipal Fund's tax-equivalent yield for the thirty-day period ending October 31, 2002 was 3.70.

                  After-Tax Return
                  From time to time each Fund may include after-tax performance information in advertisements. To the extent a Fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)
                                        n
                                P(1 + T)  = ATV
                                               D
Where:    P      =   a hypothetical initial payment of $1,000.

          T      =   average annual total return (after taxes on distributions).

          n      =   number of years.

          ATVD   =   ending value of a hypothetical $1,000 investment made
                     at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  The average annual total returns (after taxes on distributions) for each Fund's Common Class Shares for the periods ended October 31, 2002 were as follows:


       Fund             1 year         5 year       10 year        Since Inception
-------------------- -------------- -------------- ----------- ----------- -------------
Investment Grade     -2.27%         3.27%          3.13%       4.59%       8/22/88
Fund
-------------------- -------------- -------------- ----------- ----------- -------------
New York Municipal    3.36%         3.57%          3.76%       3.88%       4/1/87
Fund
-------------------- -------------- -------------- ----------- ----------- -------------
Fixed Income Fund    -5.93%         1.67%          3.42%       4.27%       8/17/87
-------------------- -------------- -------------- ----------- ----------- -------------
Global Fixed          2.24%         1.96%          3.54%       4.19%       11/1/90
Income Fund
-------------------- -------------- -------------- ----------- ----------- -------------

                  The average annual total returns (after taxes on distributions) for the Fixed Income Fund's Advisor Class Shares for the periods ended October 31, 2002 were as follows:

       Fund             1 year         5 year       10 year        Since Inception
-------------------- -------------- -------------- ----------- ----------- -------------
Fixed Income Fund    -6.08%         1.52%          N/A         2.79%       7/3/96
-------------------- -------------- -------------- ----------- ----------- -------------

                  The average annual total returns (after taxes on distributions) for each Fund's Class A Shares and, for the Investment Grade Fund and the Fixed Income Fund, Class B and C shares for the periods ended October 31, 2002 were as follows:

                  Class A:


       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A            N/A            N/A         -5.32%     12/24/01
Fund

New York Municipal      N/A            N/A            N/A          1.12%     11/30/01
Fund

Fixed Income Fund       -[7.32]%       N/A            N/A         -7.32%      7/31/01

Global Fixed            N/A            N/A            N/A         -2.51%     11/30/01
Income Fund

                  Class B:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A            N/A            N/A         -0.20%     12/24/01
Fund

New York Municipal      N/A            N/A            N/A          N/A
Fund

Fixed Income Fund       -6.51%         N/A            N/A         -4.12%      7/31/01

Global Fixed            N/A            N/A            N/A          N/A
Income Fund

                  Class C:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A             N/A            N/A        -0.12%     12/24/01
Fund

New York Municipal      N/A             N/A            N/A         N/A
Fund

Fixed Income Fund      -6.51%           N/A            N/A        -4.16%      7/31/01

Global Fixed            N/A             N/A            N/A         N/A
Income Fund

Average Annual Total Return (After Taxes on Distribution and Redemptions)

                                P(1 + T)n = ATVDR

Where:    P       =    a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions and redemption).

          n       =    number of years.

         ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Common Shares for the periods ended October 31, 2002 were as follows:

       Fund             1 year         5 year       10 year        Since Inception
--------------------   --------       --------     ---------     --------------------
Investment Grade       -0.35%          3.28%          3.30%       4.61%       8/22/88
Fund

New York Municipal      3.09%          3.40%          3.62%       3.79%        4/1/87
Fund

Fixed Income Fund      -2.49%          2.08%          3.54%       4.35%       8/17/87

Global Fixed            2.56%          2.30%          3.68%       4.23%       11/1/90
Income Fund

                  The average annual total returns (after taxes on distributions and redemption of Fund shares) for the Fixed Income Fund's Advisor Shares for the periods ended October 31, 2002 were as follows:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Fixed Income Fund       -2.64%         1.93%         N/A         2.97%       7/3/96

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class A Shares and, for the Investment Grade Fund and the Fixed Income Fund, Class B and C shares for the periods ended October 31, 2002 were as follows:

                  Class A:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade         N/A             N/A           N/A        -1.99%    12/24/01
Fund

New York Municipal       N/A             N/A           N/A         1.48%    11/30/01
Fund

Fixed Income Fund       -2.61%           N/A           N/A        -5.25%     7/31/01

Global Fixed             N/A             N/A           N/A        -0.34%    11/30/01
Income Fund


                  Class B:


       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade         N/A            N/A            N/A        -1.82%    12/24/01
Fund

New York Municipal       N/A            N/A            N/A         N/A
Fund

Fixed Income Fund      -5.31%           N/A            N/A         -4.54%    7/31/01

Global Fixed             N/A            N/A            N/A         N/A
Income Fund

                  Class C:


       Fund             1 Year         5 Year       10 Year                 Since Inception
-------------------- -------------- -------------- ----------- --------------------- --------------------
Investment Grade     N/A            N/A            N/A          -1.82%                12/24/01
Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------
New York Municipal   N/A            N/A            N/A          N/A
Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------
Fixed Income Fund    -5.31%         N/A            N/A          -4.54%                 7/31/01
-------------------- -------------- -------------- ----------- --------------------- --------------------
Global Fixed         N/A            N/A            N/A          N/A
Income Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------

                 The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Investment Grade Fund, with the Lehman Brothers U.S. Aggregate Bond Index (composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and including U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by rating agencies); in the case of the New York Municipal Fund, with the Lehman Brothers 5-Year Municipal Bond Index; in the case of the

Fixed Income Fund, with the Lehman Brothers U.S. Aggregate Bond Index (described above); and in the case of the Global Fixed Income Fund, the Lehman Brothers Global Aggregate Bond Index (a macro index of global government and corporate bond markets, composed of various indices calculated by Lehman Brothers, Inc., including the U.S. Aggregate Bond Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment Grade 144A Index); or (iii) other appropriate indexes of investment securities or with data developed by the Adviser derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its Common Shares to that of any investment company with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

                  In its reports, investor communications or advertisements, the Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments;
(v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Fund; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal year ended October 31, 2002 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel for the Funds and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of January 24, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:

Investment Grade Fund                        Common                Advisor             Class A         Class B          Class C
                                             Shares                 Shares              Shares          Shares           Shares
                                             ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                  36.31%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                  7.18%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Retirement Plan Nonlegal Employees of         6.39%
Simpson Thacher & Bartlett*
Mary Ann Braverman,
Accounting Department
425 Lexington Avenue
New York, NY  10017-3903

Beth Dater                                    6.10%
55 Park Avenue, Apt. 3E
New York, NY  10021-8166

Larkin Industries Inc. PSP & Trust*                                                    37.46%
2020 Energy Park Drive
St. Paul, MN  55108-1506

American Enterprise Investment                                                         13.42%
Services*
FBO 211060911
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                              11.53%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Investment Grade Fund                          Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
American Enterprise Investment                                                           10.98%
Services*
FBO 211369571
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                            9.49%
Services*
FBO 569633581
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                            7.80%
Services*
FBO 212610451
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                11.54%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Investment Grade Fund                          Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Merrill Lynch Pierce
Fenner & Smith Inc.*                                                                                      10.31%
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Daun Rauscher Inc.*                                                                                        9.04%
FBO Boog-Scott Family Limited
Partnership
John Boog-Scott, General Partner
4232 Danmire
Richardson TX  75082-3758

American Enterprise Investment                                                                             7.66%
Services*
FBO 132542221
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                  6.56%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment                                                                             6.09%
Services*
FBO 127304381
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                                             5.13%
Services*
FBO 216292251
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                                 36.60%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                 36.58%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce                                                                                                      16.48%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

New York Municipal Fund                         Common                Advisor             Class A         Class B          Class C
                                                Shares                Shares              Shares          Shares           Shares
                                                ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                     29.09%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                    17.85%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

American Enterprise Investment                                                             80.90%
Services*
FBO 195706131
P.O. Box 3446
Minneapolis, MN  55440-9446

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             ------          -------          -------
Donaldson Lufkin Jenrette                                                                5.84%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce                                                                     5.00%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Fixed Income Fund                             Common                 Advisor             Class A         Class B          Class C
                                              Shares                 Shares              Shares          Shares           Shares
                                              ------                 -------             -------         -------          -------
Charles Schwab & Co., Inc.*                   37.26%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                   8.39%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

Bost. & Co. A/C MIDF858662*                    7.54%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Salomon Smith Barney Inc.*                     5.21%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Donaldson Lufkin Jenrette                                             5.12%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                 13.29%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co.*                                                             9.77%
Cust. for the R/O IRA of
Judith Berbenich
55 Tabb Pl.
Staten Island, NY  10302-2033

State Street Bank & Trust Co.*                                                             7.83%
Cust. for the R/O IRA of
Margaret T. Capehart
381 E. 7 St.
Brooklyn, NY  11218-4105

Olivia W. Russell                                                                          5.95%
702 Chickasaw Dr. S.
Flowood, MS  39232-8675

American Enterprise Investment                                                             5.48%
Services*
FBO 195521161
P.O. Box 3446
Minneapolis, MN  55440-9446

Larkin Industries Inc. PSP & Trust*                                                        5.08%
2020 Energy Park Drive
St. Paul, MN  55108-1506

Merrill Lynch Pierce                                                                                                      15.10%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Donaldson Lufkin Jenrette                                                                                                 14.25%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                  9.96%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                  7.98%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Salomon Smith Barney Inc.*                                                                                                 6.32%
333 West 34 Street - 3rd Floor
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Global Fixed Income Fund                       Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                    21.67%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Salomon Smith Barney Inc.*                     18.71%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Fidelity Investments Institutional*            11.84%
Operations Center as Agent for
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial Svcs. Corp.*                   10.02%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Global Fixed Income Fund                   Common                 Advisor             Class A         Class B          Class C
                                           Shares                 Shares              Shares          Shares           Shares
                                           ------                 -------             -------         -------          -------
Smith Barney Corporate Trust               9.52%
Company Trustee FBO Smith Barney 401
Advisor Group Trust Dated 01/01/98*
2 Tower Center
P.O. Box 1063 Plan Valuation
Services
East Brunswick, NJ  08816-1063

* The Funds believe that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

                  Each Fund's audited annual report for the Common Class, the Advisor Class and the Class A, Class B and Class C shares, as applicable, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2002

- CREDIT SUISSE
  INVESTMENT GRADE BOND FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT
466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.



THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2002

                                                                December 2, 2002

Dear Shareholder:

   For the 12 months ended October 31, 2002, the Common Class shares of Credit Suisse Investment Grade Bond Fund(1) (the "Fund") had a loss of 0.55%, vs. gains of 5.89% and 6.41%, respectively, for the Lehman Brothers U.S. Aggregate Bond Index(2) and the Lehman Brothers U.S. Intermediate Government Bond Index(2). The Fund's Class A, Class B and Class C Shares (all of which have an inception date of December 24, 2001) returned 1.60%,(3),(4) 0.97%(3),(4) and 0.91%,(3),(4)
respectively, for the roughly 10-month period ended October 31, 2002, vs. respective same-period gains of 8.68% and 9.06% for the two Lehman Brothers indices.

   We attribute the Fund's performance to several factors:

   - At a number of points during the fiscal year, activity in the broad fixed income market exhibited a classic "flight to quality" pattern in which highest-quality instruments like U.S. Treasury issues and government agency securities thrived, while comparatively risky sectors endured heavy selling. Our holdings in non-Treasury categories like investment-grade corporate bonds dampened the Fund's overall return accordingly.

   - Early in 2002, the unfolding Enron scandal triggered anxiety about questionable accounting practices and corporate governance issues across financial markets. Unfortunately for the Fund, we held above-market positions in the bonds of a handful of telecommunications and energy companies that were tarred by the broad strokes of the Enron brush.

   - In the second half of the year, performance suffered from our security selection in the telecom and energy sectors. Our analysis at the time concluded that telecom's historically generous yields offered satisfactory compensation for the fundamental credit risk of the underlying issuers, but the sector nonetheless crumbled under the weight of accounting-based improprieties by companies like WorldCom and Qwest Communications International. [Note: at October 31, the Fund did not own securities of WorldCom or Qwest Communications International.] Bonds of a number of energy companies, which experienced problems much like those in telecom, similarly declined.

   On the positive side of the ledger, we added value within our approach to securitized debt. This was most pronounced in mortgage-backed securities (MBS), in which our sector allocation and security selection were particularly effective. We tended to focus our MBS holdings on high-coupon issues that were protected from prepayment, which benefited from their comparatively low availability as interest rates fell. Not only did this enhance the Fund's ability to gain from a decline in interest rates, but these characteristics were also especially desirable to MBS buyers in a period of falling market-based interest rates. Our holdings' prices rose accordingly.

   An additional plus from our securitized approach was our position in commercial MBS, which turned out to be the benchmark's strongest subcategory in the fiscal year, by far.

   It's also worth noting that our holdings in corporate bonds began to meaningfully help overall performance in August, when the flow of negative news subsided and investors started to become less pessimistic than previously about the outlook for corporate credit quality.

Jo Ann Corkran,             Leland Crabbe,              Suzanne E. Moran,
Co-Portfolio Manager        Co-Portfolio Manager        Co-Portfolio Manager

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        CREDIT SUISSE INVESTMENT GRADE BOND FUND(1) COMMON CLASS SHARES,
              THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX(2) AND
           THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVT INDEX(2) FOR THE
                             TEN YEARS. (UNAUDITED)


CREDIT SUISSE INVESTMENT GRADE BOND   LEHMAN BROTHERS U.S. AGGREGATE BOND   LEHMAN BROTHERS INTERMEDIATE U.S. GOVT BOND
FUND(1) COMMON CLASS -- $17,621       INDEX(2) -- $20,552                   INDEX(2) -- $19,484
10/92  $ 10,000                    $ 10,000                              $ 10,000
11/92  $  9,921                    $ 10,002                              $  9,959
12/92  $ 10,072                    $ 10,161                              $ 10,088
 1/93  $ 10,279                    $ 10,356                              $ 10,275
 2/93  $ 10,445                    $ 10,537                              $ 10,427
 3/93  $ 10,483                    $ 10,582                              $ 10,465
 4/93  $ 10,577                    $ 10,656                              $ 10,547
 5/93  $ 10,529                    $ 10,670                              $ 10,518
 6/93  $ 10,671                    $ 10,862                              $ 10,670
 7/93  $ 10,664                    $ 10,924                              $ 10,692
 8/93  $ 10,807                    $ 11,115                              $ 10,851
 9/93  $ 10,852                    $ 11,145                              $ 10,895
10/93  $ 10,859                    $ 11,186                              $ 10,921
11/93  $ 10,795                    $ 11,091                              $ 10,867
12/93  $ 10,844                    $ 11,151                              $ 10,912
 1/94  $ 10,965                    $ 11,302                              $ 11,020
 2/94  $ 10,830                    $ 11,105                              $ 10,869
 3/94  $ 10,698                    $ 10,831                              $ 10,710
 4/94  $ 10,598                    $ 10,744                              $ 10,641
 5/94  $ 10,596                    $ 10,743                              $ 10,649
 6/94  $ 10,593                    $ 10,720                              $ 10,651
 7/94  $ 10,720                    $ 10,933                              $ 10,791
 8/94  $ 10,749                    $ 10,946                              $ 10,822
 9/94  $ 10,680                    $ 10,785                              $ 10,733
10/94  $ 10,668                    $ 10,775                              $ 10,735
11/94  $ 10,621                    $ 10,752                              $ 10,687
12/94  $ 10,654                    $ 10,826                              $ 10,722
 1/95  $ 10,832                    $ 11,040                              $ 10,896
 2/95  $ 11,008                    $ 11,303                              $ 11,107
 3/95  $ 11,065                    $ 11,372                              $ 11,168
 4/95  $ 11,165                    $ 11,531                              $ 11,297
 5/95  $ 11,531                    $ 11,977                              $ 11,616
 6/95  $ 11,587                    $ 12,065                              $ 11,690
 7/95  $ 11,576                    $ 12,041                              $ 11,695
 8/95  $ 11,726                    $ 12,186                              $ 11,792
 9/95  $ 11,815                    $ 12,305                              $ 11,871
10/95  $ 11,978                    $ 12,464                              $ 12,001
11/95  $ 12,199                    $ 12,651                              $ 12,147
12/95  $ 12,381                    $ 12,829                              $ 12,267
 1/96  $ 12,437                    $ 12,913                              $ 12,371
 2/96  $ 12,264                    $ 12,689                              $ 12,240
 3/96  $ 12,141                    $ 12,600                              $ 12,184
 4/96  $ 12,077                    $ 12,529                              $ 12,149
 5/96  $ 12,063                    $ 12,504                              $ 12,143
 6/96  $ 12,194                    $ 12,672                              $ 12,266
 7/96  $ 12,217                    $ 12,706                              $ 12,304
 8/96  $ 12,227                    $ 12,684                              $ 12,318
 9/96  $ 12,372                    $ 12,905                              $ 12,477
10/96  $ 12,595                    $ 13,191                              $ 12,682
11/96  $ 12,742                    $ 13,417                              $ 12,835
12/96  $ 12,661                    $ 13,292                              $ 12,766
 1/97  $ 12,698                    $ 13,333                              $ 12,815
 2/97  $ 12,731                    $ 13,367                              $ 12,836
 3/97  $ 12,652                    $ 13,218                              $ 12,763
 4/97  $ 12,777                    $ 13,417                              $ 12,907
 5/97  $ 12,866                    $ 13,544                              $ 13,008
 6/97  $ 12,980                    $ 13,705                              $ 13,119
 7/97  $ 13,240                    $ 14,075                              $ 13,361
 8/97  $ 13,159                    $ 13,956                              $ 13,310
 9/97  $ 13,313                    $ 14,162                              $ 13,455
10/97  $ 13,470                    $ 14,368                              $ 13,611
11/97  $ 13,492                    $ 14,434                              $ 13,641
12/97  $ 13,611                    $ 14,580                              $ 13,752
 1/98  $ 13,800                    $ 14,766                              $ 13,932
 2/98  $ 13,766                    $ 14,754                              $ 13,917
 3/98  $ 13,819                    $ 14,804                              $ 13,961
 4/98  $ 13,856                    $ 14,881                              $ 14,027
 5/98  $ 13,965                    $ 15,023                              $ 14,124
 6/98  $ 14,073                    $ 15,151                              $ 14,219
 7/98  $ 14,085                    $ 15,182                              $ 14,273
 8/98  $ 14,376                    $ 15,430                              $ 14,543
 9/98  $ 14,736                    $ 15,791                              $ 14,883
10/98  $ 14,700                    $ 15,707                              $ 14,908
11/98  $ 14,675                    $ 15,797                              $ 14,862
12/98  $ 14,730                    $ 15,844                              $ 14,920
 1/99  $ 14,794                    $ 15,957                              $ 14,986
 2/99  $ 14,566                    $ 15,677                              $ 14,781
 3/99  $ 14,661                    $ 15,764                              $ 14,879
 4/99  $ 14,695                    $ 15,814                              $ 14,919
 5/99  $ 14,586                    $ 15,675                              $ 14,828
 6/99  $ 14,579                    $ 15,625                              $ 14,849
 7/99  $ 14,557                    $ 15,559                              $ 14,851
 8/99  $ 14,563                    $ 15,551                              $ 14,872
 9/99  $ 14,690                    $ 15,732                              $ 14,999
10/99  $ 14,700                    $ 15,790                              $ 15,029
11/99  $ 14,709                    $ 15,788                              $ 15,039
12/99  $ 14,673                    $ 15,713                              $ 14,992
 1/00  $ 14,608                    $ 15,661                              $ 14,942
 2/00  $ 14,719                    $ 15,850                              $ 15,066
 3/00  $ 14,855                    $ 16,059                              $ 15,238
 4/00  $ 14,852                    $ 16,013                              $ 15,231
 5/00  $ 14,895                    $ 16,005                              $ 15,272
 6/00  $ 15,125                    $ 16,338                              $ 15,515
 7/00  $ 15,217                    $ 16,486                              $ 15,618
 8/00  $ 15,386                    $ 16,725                              $ 15,793
 9/00  $ 15,539                    $ 16,831                              $ 15,931
10/00  $ 15,630                    $ 16,942                              $ 16,040
11/00  $ 15,896                    $ 17,220                              $ 16,275
12/00  $ 16,146                    $ 17,540                              $ 16,562
 1/01  $ 16,333                    $ 17,826                              $ 16,783
 2/01  $ 16,467                    $ 17,981                              $ 16,937
 3/01  $ 16,573                    $ 18,071                              $ 17,060
 4/01  $ 16,498                    $ 17,995                              $ 17,006
 5/01  $ 16,569                    $ 18,104                              $ 17,076
 6/01  $ 16,608                    $ 18,173                              $ 17,131
 7/01  $ 16,944                    $ 18,580                              $ 17,450
 8/01  $ 17,082                    $ 18,793                              $ 17,605
 9/01  $ 17,402                    $ 19,011                              $ 17,981
10/01  $ 17,708                    $ 19,409                              $ 18,262
11/01  $ 17,473                    $ 19,141                              $ 18,044
12/01  $ 17,392                    $ 19,018                              $ 17,957
 1/02  $ 17,427                    $ 19,172                              $ 18,034
 2/02  $ 17,527                    $ 19,358                              $ 18,183
 3/02  $ 17,206                    $ 19,037                              $ 17,909
 4/02  $ 17,306                    $ 19,406                              $ 18,244
 5/02  $ 17,426                    $ 19,571                              $ 18,371
 6/02  $ 17,166                    $ 19,741                              $ 18,601
 7/02  $ 17,072                    $ 19,980                              $ 18,952
 8/02  $ 17,428                    $ 20,318                              $ 19,168
 9/02  $ 17,680                    $ 20,647                              $ 19,497
10/02  $ 17,621                    $ 20,552                              $ 19,484

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
       CREDIT SUISSE INVESTMENT GRADE BOND FUND(1) CLASS A SHARES, CLASS B
  SHARES, AND C SHARES(3),(4), THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX(2)
          AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVT INDEX(2) FROM
                        INCEPTION (12/24/01). (UNAUDITED)

         CREDIT SUISSE INVESTMENT GRADE BOND  CREDIT SUISSE INVESTMENT GRADE BOND    CREDIT SUISSE INVESTMENT GRADE BOND
         FUND(1) CLASS A(3),(4) -- $9,677     FUND(1) CLASS B(3),(4) -- $9,705       FUND(1) CLASS C(3),(4) -- $10,003
12/24/01                    $ 9,525                             $ 10,000                               $ 10,000
12/31/01                    $ 9,577                             $ 10,060                               $ 10,056
 1/31/02                    $ 9,593                             $ 10,071                               $ 10,067
 2/28/02                    $ 9,644                             $ 10,120                               $ 10,126
 3/31/02                    $ 9,465                             $  9,926                               $  9,932
 4/30/02                    $ 9,508                             $  9,966                               $  9,971
 5/31/02                    $ 9,582                             $ 10,037                               $ 10,042
 6/30/02                    $ 9,426                             $  9,869                               $  9,873
 7/31/02                    $ 9,373                             $  9,807                               $  9,811
 8/31/02                    $ 9,566                             $ 10,003                               $ 10,004
 9/30/02                    $ 9,711                             $ 10,150                               $ 10,137
10/31/02                    $ 9,677                             $  9,705                               $ 10,003

         LEHMAN BROTHERS U.S. AGGREGATE BOND  LEHMAN BROTHERS INTERMEDIATE U.S. GOVT BOND
         INDEX(2) -- $10,737                  INDEX(2) -- $10,798
12/24/01                    $ 10,000                            $ 10,000
12/31/01                    $  9,936                            $  9,952
 1/31/02                    $ 10,016                            $  9,995
 2/28/02                    $ 10,114                            $ 10,077
 3/31/02                    $  9,946                            $  9,925
 4/30/02                    $ 10,139                            $ 10,111
 5/31/02                    $ 10,225                            $ 10,182
 6/30/02                    $ 10,314                            $ 10,309
 7/31/02                    $ 10,439                            $ 10,503
 8/31/02                    $ 10,615                            $ 10,623
 9/30/02                    $ 10,787                            $ 10,806
10/31/02                    $ 10,737                            $ 10,798

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

                                                                              SINCE
                                      ONE YEAR     FIVE YEAR   TEN YEAR     INCEPTION
                                      --------     ---------   --------     ---------
Common Class                            1.53%        5.79%       5.69%       7.24%
Class A Without Sales Charge              --           --          --        1.96%(4)
Class A With Maximum
    Sales Charge                          --           --          --       (2.88%)(4)
Class B Without CDSC                      --           --          --        1.40%(4)
Class B With CDSC                         --           --          --       (2.55%)(4)
Class C Without CDSC                      --           --          --        1.34%(4)
Class C With CDSC                         --           --          --        0.35%(4)


                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)

                                                                              SINCE
                                      ONE YEAR     FIVE YEAR   TEN YEAR     INCEPTION
                                      --------     ---------   --------     ---------
Common Class                           (0.55%)       5.47%      5.83%        7.17%
Class A Without Sales Charge              --           --         --         1.60%(4)
Class A With Maximum
    Sales Charge                          --           --         --        (3.23%)(4)
Class B Without CDSC                      --           --         --         0.97%(4)
Class B With CDSC                         --           --         --        (2.95%)(4)
Class C Without CDSC                      --           --         --         0.91%(4)
Class C With CDSC                         --           --         --         0.03%(4)


----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Fund changed its benchmark from the Lehman Brothers U.S. Intermediate Government Bond Index to the Lehman Brothers U.S. Aggregate Bond Index, effective December 19, 2001, since the Aggregate Bond Index more closely reflects the Fund's investments. The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index (with no defined investment objective) of intermediate-maturity U.S. government bonds, and is calculated by Lehman Brothers Inc. The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investor Service. Investors cannot invest directly in an index.
(3) Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was -3.23%. Total return for Class B Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was -2.95%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was 0.03%.
(4) Returns for periods of less than one year are not annualized.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2002

         PAR                                                  RATINGS+
        (000)                                              (S&P/MOODY'S)      MATURITY       RATE%    VALUE
        -----                                              -------------      --------      ------  ----------
CORPORATE BONDS (29.8%)
AEROSPACE & DEFENSE (0.6%)
   $   130  Lockheed Martin Corp., Bonds                    (BBB , Baa2)      12/01/29       8.500  $  168,048
       180  The Boeing Co., Debentures                        (A+ , A2)       08/15/42       7.500      56,960
                                                                                                    ----------
                                                                                                       225,008
                                                                                                    ----------

AUTOMOBILE MANUFACTURERS (0.2%)
        50  DaimlerChrysler NA Holding Corp., Global
             Company Guaranteed                              (BBB+ , A3)      06/15/10       8.000      56,274
                                                                                                    ----------

BANKS (0.9%)
       140  BB&T Corp., Global Subordinated Note              (A- , A2)       08/01/11       6.500     156,865
       160  Washington Mutual, Inc., Global Senior Notes     (BBB+ , A3)      01/15/07       5.625     169,732
                                                                                                    ----------
                                                                                                       326,597
                                                                                                    ----------

DIVERSIFIED FINANCIALS (5.8%)
        50  Boeing Capital Corp., Global Bonds                (A+ , A3)       01/15/13       5.800      48,740
        30  Burlington Resources Finance Co.,
             Yankee Company Guaranteed                      (BBB+ , Baa1)     03/01/07       5.700      32,306
       245  Countrywide Home Loans, Inc.,
             Global Company Guaranteed                        (A , A3)        02/01/07       5.500     255,011
        15  Countrywide Home Loans, Inc.,
             Global Company Guaranteed                        (A , A3)        05/15/07       5.625      15,718
       140  Ford Motor Credit Co., Global Bonds              (BBB+ , A3)      02/01/11       7.375     125,304
       370  Ford Motor Credit Co., Global Notes               (BBB , A3)      02/01/06       6.875     341,361
       115  Ford Motor Credit Co., Global Notes               (BBB , A3)      10/25/11       7.250     100,643
       170  General Motors Acceptance Corp.,
             Global Notes                                     (BBB , A2)      01/15/06       6.750     168,525
       150  General Motors Acceptance Corp.,
             Global Notes                                     (NR , A2)       08/28/07       6.125     144,248
       240  Household Finance Corp., Global Notes             (A- , A2)       01/30/07       5.750     213,662
       105  Morgan Stanley Dean Witter,
             Global Unsubordinated                            (A+ , Aa3)      04/15/06       6.100     112,828
       130  Verizon Global Funding Corp., Global Notes        (A+ , A1)       06/15/12       6.875     138,970
       100  Verizon Global Funding Corp., Global Notes        (A+ , A1)       09/01/12       7.375     110,300
       245  Verizon Global Funding Corp., Global Notes        (A+ , A1)       12/01/30       7.750     263,460
        65  Verizon Global Funding Corp., Global Notes        (A+ , A1)       06/15/32       7.750      69,977
                                                                                                    ----------
                                                                                                     2,141,053
                                                                                                    ----------

ELECTRIC (2.3%)
       140  Cincinnati Gas & Electric Co., Notes            (BBB , Baa1)      09/15/12       5.700     139,133
       105  Energy East Corp., Notes                        (BBB , Baa2)      06/15/12       6.750     112,382
        80  Oncor Electric Delivery Co., Rule 144A,
             Private Placement, Senior Secured Notes++       (BBB , A3)       05/01/12       6.375      81,538
       260  PG&E National Energy Group, Global
             Senior Notes**                                   (D , Ca)        05/16/11      10.375      55,900
       385  Progress Energy, Inc., Senior Notes             (BBB , Baa1)      03/01/06       6.750     395,830
        75  PSEG Power LLC, Rule 144A, Private
             Placement, Notes++                             (BBB , Baa1)      06/01/12       6.950      65,380
                                                                                                    ----------
                                                                                                       850,163
                                                                                                    ----------

                 See Accompanying Notes to Financial Statements.

                                        5

         PAR                                                  RATINGS+
        (000)                                              (S&P/MOODY'S)      MATURITY       RATE%    VALUE
        -----                                              -------------      --------       -----  ----------
CORPORATE BONDS (CONTINUED)
ENVIRONMENTAL CONTROL (0.7%)
   $    20  Waste Management, Inc., Notes                    (BBB , Ba1)      04/30/04       8.000  $   20,652
       165  Waste Management, Inc., Rule 144A,
             Private Placements, Bonds++                     (BBB , Ba1)      05/15/32       7.750     161,718
        80  Waste Management, Inc., Senior Notes             (BBB , Ba1)      08/01/10       7.375      84,141
                                                                                                    ----------
                                                                                                       266,511
                                                                                                    ----------

FOOD (0.8%)
       260  Tyson Foods, Inc., Global Notes                  (BBB , Baa3)     10/01/04       6.625     274,872
                                                                                                    ----------

HEALTHCARE FACILITIES/SUPPLIES (0.4%)
       140  Baxter International, Inc., Notes                 (A , A3)        05/01/07       5.250     146,393
                                                                                                    ----------

HEALTHCARE SERVICES (0.6%)
       220  HCA, Inc., Notes                                 (BBB- , Ba1)     07/01/07       7.000     233,602
                                                                                                    ----------

INDUSTRIAL (1.4%)
        35  ConAgra Foods, Inc., Notes                      (BBB+ , Baa1)     09/15/11       6.750      39,566
         5  ConAgra Foods, Inc., Notes                      (BBB+ , Baa1)     09/15/30       8.250       6,347
        20  Conoco, Inc., Senior Global Notes                 (A- , A3)       04/15/09       6.350      22,120
       190  General Motors Corp., Global Notes                (BBB , A3)      01/15/11       7.200     178,952
        90  Norsk Hydro A/S, Yankee Debentures                (A , A2)        06/15/23       7.750     105,807
         5  Safeway, Inc., Senior Debentures                 (BBB , Baa2)     02/01/31       7.250       5,485
       155  Safeway, Inc., Senior Notes                      (BBB , Baa2)     09/15/04       7.250     167,592
                                                                                                    ----------
                                                                                                       525,869
                                                                                                    ----------

LEISURE (0.5%)
       110  Carnival Corp., Yankee Notes                      (A , A2)        04/15/08       6.150     116,115
        45  Walt Disney Co., Global Notes                   (BBB+ , Baa1)     03/01/12       6.375      48,255
                                                                                                    ----------
                                                                                                       164,370
                                                                                                    ----------

LODGING (0.2%)
        70  Park Place Entertainment Corp.,
             Senior Notes                                    (BBB- , Ba1)     11/15/06       8.500      72,876
                                                                                                    ----------

MEDIA (2.9%)
        55  AOL Time Warner, Inc., Global Bonds             (BBB+ , Baa1)     04/15/31       7.625      50,000
        20  Clear Channel Communications, Inc.,
             Debentures                                     (BBB- , Baa3)     10/15/27       7.250      19,493
       120  Clear Channel Communications, Inc.,
             Global Senior Notes                            (BBB- , Baa3)     11/01/06       6.000     123,622
       385  Comcast Cable Communications, Inc.,
             Senior Notes                                    (BBB , Baa3)     01/30/11       6.750     368,070
       220  News America Holdings, Inc., Company
             Guaranteed                                     (BBB- , Baa3)     02/01/13       9.250     249,072
       150  News America Holdings, Inc., Debentures         (BBB- , Baa3)     08/10/18       8.250     146,613
       100  Viacom, Inc., Global Company Guaranteed           (A- , A3)       08/15/12       5.625     104,342
                                                                                                    ----------
                                                                                                     1,061,212
                                                                                                    ----------

                 See Accompanying Notes to Financial Statements.

                                        6

         PAR                                                  RATINGS+
        (000)                                              (S&P/MOODY'S)      MATURITY       RATE%    VALUE
        -----                                              -------------      --------       -----  ----------
CORPORATE BONDS (CONTINUED)
OIL & GAS (3.5%)
   $   135  Conoco Funding Co., Global Company
             Guaranteed                                       (A- , A3)       10/15/31       7.250  $  153,851
        85  Devon Energy Corp., Debentures                   (BBB , Baa2)     04/15/32       7.950      98,881
       475  Dominion Resources, Inc.                        (BBB+ , Baa1)     06/15/10       8.125     532,152
       160  Enterprise Products Partners LP,
             Company Guaranteed                              (BBB , Baa2)     02/01/11       7.500     158,669
       335  Petronas Capital Ltd., Rule 144A,
             Private Placement, Company Guaranteed++        (BBB+ , Baa1)     05/22/22       7.875     347,827
                                                                                                    ----------
                                                                                                     1,291,380
                                                                                                    ----------

PIPELINES (0.5%)
       100  El Paso Corp., Rule 144A, Private
             Placement, Notes++                              (BBB , Baa3)     06/15/12       7.875      67,117
        65  Tennessee Gas Pipeline Co., Debentures          (BBB+ , Baa2)     04/01/17       7.500      58,647
        45  Tennessee Gas Pipeline Co., Debentures          (BBB+ , Baa2)     10/15/28       7.000      38,375
                                                                                                    ----------
                                                                                                       164,139
                                                                                                    ----------

REAL ESTATE (0.6%)
       210  EOP Operating LP, Notes                         (BBB+ , Baa1)     06/15/04       6.500     219,272
                                                                                                    ----------

TELECOMMUNICATIONS (7.9%)
       105  ALLTEL Corp., Global Senior Notes                 (A , A2)        07/01/12       7.000     118,470
       110  ALLTEL Corp., Global Senior Notes                 (A , A2)        07/01/32       7.875     126,146
       475  AT&T Corp., Global Notes                        (BBB+ , Baa2)     03/15/09       6.000     454,330
        30  AT&T Corp., Global Notes                        (BBB+ , Baa2)     03/15/29       6.500      25,890
        65  AT&T Wireless Services, Inc.,
             Global Senior Notes                             (BBB , Baa2)     05/01/07       7.500      57,588
       360  AT&T Wireless Services, Inc.,
             Global Senior Notes                             (BBB , Baa2)     03/01/31       8.750     288,766
       100  AT&T Wireless Services, Inc., Senior Notes       (BBB , Baa2)     03/01/11       7.875      87,151
        55  Citizens Communications Co.,
             Global Senior Notes                             (BBB , Baa2)     08/15/31       9.000      52,958
       330  Citizens Communications Co., Notes               (BBB , Baa2)     05/15/11       9.250     348,768
       350  Cox Communications, Inc., Notes                  (BBB , Baa2)     11/01/10       7.750     375,014
       180  Deutsche Telekom International Finance BV       (BBB+ , Baa1)     06/15/05       8.250     194,124
       205  Sprint Capital Corp.                            (BBB- , Baa3)     01/30/11       7.625     165,422
       200  Sprint Capital Corp., Senior, Global
             Company Guaranteed                             (BBB- , Baa3)     11/15/28       6.875     132,929
       225  Verizon New York, Inc.                            (A+ , A1)       04/01/12       6.875     241,116
       245  Verizon Wireless, Inc., Rule 144A,
             Private Placement Notes++                        (A+ , A2)       12/15/06       5.375     242,163
                                                                                                    ----------
                                                                                                     2,910,835
                                                                                                    ----------
TOTAL CORPORATE BONDS (Cost $11,348,128)                                                            10,930,426
                                                                                                    ----------

                 See Accompanying Notes to Financial Statements.

                                        7

         PAR                                                  RATINGS+
        (000)                                              (S&P/MOODY'S)      MATURITY       RATE%    VALUE
        -----                                              -------------      --------       -----  ----------
ASSET BACKED SECURITIES (5.7%)
   $   535  Chase Credit Card Master Trust,
             Series 2000-2 Class A                          (AAA , Aaa)       07/15/05       1.903  $  535,019
       185  CNH Equipment Trust, Series 2002-A,
             Class A3                                       (AAA , Aaa)       07/17/06       2.053     185,648
       105  Daimler Chrysler Master Owner Trust,
             Series 2002-A, Class A                         (AAA , Aaa)       05/15/07       1.863     105,043
       225  Discover Card Master Trust I, Series 1999-5,
             Class A                                        (AAA , Aaa)       12/18/06       1.983     225,440
       370  First USA Credit Card Master Trust,
             Series 2001-4 Class A                          (AAA , Aaa)       01/12/09       1.940     370,625
        95  Fleet Credit Master Trust II, Series 2002-A,
             Class A                                        (AAA , Aaa)       10/15/07       1.853      95,040
       130  Ford Credit Floorplan Master Owner Trust,
             Series 2001-1, Class A                         (AAA , Aaa)       07/17/06       1.893     130,197
        85  LB-UBS Commercial Mortgage Trust,
             Series 2002-C2, Class A4                       (AAA , Aaa)       06/15/31       5.594      89,776
       120  MBNA Master Credit Card Trust,
             Series 1996-M, Class A                         (AAA , Aaa)       04/15/09       1.880     120,172
       160  MMCA Automobile Trust, Series 2002-2,
             Class A3                                       (AAA , Aaa)       07/17/06       3.670     164,002
        50  Morgan Stanley Mortgage Trust, Series 40,
             Class 8                                        (AAA , Aaa)       07/20/21       7.000      49,936
                                                                                                    ----------
                                                                                                     2,070,898
                                                                                                    ----------
TOTAL ASSET BACKED SECURITIES (Cost $2,059,707)                                                      2,070,898
                                                                                                    ----------

MORTGAGE-BACKED SECURITIES (54.6%)
       630  Bear Stearns Commercial Mortgage
             Securities, Inc., Series 2002-TOP6,
             Class A2                                       (AAA , Aaa)       10/15/36       6.460     703,121
       125  Chase Funding Mortgage Loan,
             Series 2002-2, Class 1A4                       (AAA , Aaa)       08/25/28       4.877     128,331
       690  Fannie Mae                                      (AAA , Aaa)       12/10/07       6.560     693,288
     2,700  Fannie Mae, Global Notes                        (AAA , Aaa)       03/15/05       3.875   2,813,940
        80  Fannie Mae, Global Notes                        (AAA , Aaa)       04/15/07       5.250      87,227
       910  Fannie Mae, Global Notes                        (AAA , Aaa)       03/15/12       6.125   1,022,967
       336  Fannie Mae, Pool #498569                        (AAA , Aaa)       05/01/29       7.500     356,062
       256  Fannie Mae, Pool #499251                        (AAA , Aaa)       07/01/29       7.000     267,494
       430  Fannie Mae, Pool #501931                        (AAA , Aaa)       02/01/30       7.000     449,854
        12  Fannie Mae, Pool #503857                        (AAA , Aaa)       07/01/29       7.500      12,641
       155  Fannie Mae, Pool #515160                        (AAA , Aaa)       09/01/29       7.500     163,594
         9  Fannie Mae, Pool #517826                        (AAA , Aaa)       02/01/30       7.000       9,196
        11  Fannie Mae, Pool #521146                        (AAA , Aaa)       12/01/29       7.000      11,075
        19  Fannie Mae, Pool #524164                        (AAA , Aaa)       11/01/29       7.000      19,856
        99  Fannie Mae, Pool #524946                        (AAA , Aaa)       03/01/30       8.000     105,635
        54  Fannie Mae, Pool #530172                        (AAA , Aaa)       03/01/30       7.500      56,733
        86  Fannie Mae, Pool #532011                        (AAA , Aaa)       03/01/30       7.500      90,728
       155  Fannie Mae, Pool #533091                        (AAA , Aaa)       03/01/30       7.500     164,321

                 See Accompanying Notes to Financial Statements.

                                        8

         PAR                                                  RATINGS+
        (000)                                              (S&P/MOODY'S)      MATURITY       RATE%     VALUE
        -----                                              -------------      --------       -----  -----------
MORTGAGE-BACKED SECURITIES (CONTINUED)
   $    20  Fannie Mae, Pool #533421                        (AAA , Aaa)       03/01/30       8.000  $    21,710
       206  Fannie Mae, Pool #533440                        (AAA , Aaa)       01/01/30       8.000      220,295
        57  Fannie Mae, Pool #533714                        (AAA , Aaa)       03/01/30       8.000       60,457
       796  Fannie Mae, Pool #650077                        (AAA , Aaa)       07/01/32       7.500      842,673
       430  Fannie Mae, Pool #662830                        (AAA , Aaa)       10/01/32       7.500      454,985
     1,470  Fannie Mae TBA                                  (AAA , Aaa)       11/01/17       6.500    1,543,956
     3,660  Fannie Mae TBA                                  (AAA , Aaa)       11/01/32       8.000    3,913,931
     1,850  Fannie Mae TBA                                  (AAA , Aaa)       11/01/32       7.000    1,933,250
     1,520  Fannie Mae TBA                                  (AAA , Aaa)       11/01/32       6.000    1,562,742
     2,075  Fannie Mae TBA                                  (AAA , Aaa)       11/01/32       6.500    2,150,219
       150  J.P. Morgan Chase Commercial Mortgage
             Securities, Series 2002-CIB4, Class A3         (AAA , Aaa)       05/12/34       6.162      163,507
                                                                                                    -----------
                                                                                                     20,023,788
                                                                                                    -----------
TOTAL MORTGAGE-BACKED SECURITIES (Cost $19,715,099)                                                  20,023,788
                                                                                                    -----------

FOREIGN BONDS (0.9%)
TELECOMMUNICATIONS (0.9%)
       110  British Telecommunications PLC, Global
             Notes (Great Britian)                          (A- , Baa1)       12/15/05       7.625      122,848
       250  TELUS Corp., Yankee Notes (Canada)              (BBB , Ba1)       06/01/11       8.000      193,750
                                                                                                    -----------
                                                                                                        316,598
                                                                                                    -----------
TOTAL FOREIGN BONDS (Cost $379,765)                                                                     316,598
                                                                                                    -----------

UNITED STATES TREASURY OBLIGATIONS (12.1%)
UNITED STATES TREASURY BONDS (5.2%)
     1,795  United States Treasury Bonds(1)                 (AAA , Aaa)       02/15/31       5.375    1,895,199
                                                                                                    -----------

UNITED STATES TREASURY NOTES (6.9%)
       414  United States Treasury Notes                    (AAA , Aaa)       01/15/08       3.625      448,589
       419  United States Treasury Notes                    (AAA , Aaa)       01/15/10       4.250      472,945
       231  United States Treasury Notes                    (AAA , Aaa)       07/15/12       3.000      243,081
     1,315  United States Treasury Notes                    (AAA , Aaa)       08/15/12       4.375    1,365,546
                                                                                                    -----------
                                                                                                      2,530,161
                                                                                                    -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $4,350,626)                                            4,425,360
                                                                                                    -----------

SHORT-TERM U.S. GOVERNMENT AGENCY (17.7%)
FHLMC (17.7%)
     3,800  Federal Home Loan Bank, Discount Notes(1)       (AAA , Aaa)       11/01/02       1.500    3,800,000
     2,700  Federal Home Loan Bank, Discount Notes(1)       (AAA , Aaa)       11/01/02       1.690    2,700,000
                                                                                                    -----------
                                                                                                      6,500,000
                                                                                                    -----------
TOTAL SHORT-TERM U.S. GOVERNMENT AGENCY (Cost $6,500,000)                                             6,500,000
                                                                                                    -----------

                 See Accompanying Notes to Financial Statements.

                                        9

         PAR
        (000)                                                                 MATURITY       RATE%      VALUE
        -----                                                                 --------       -----  -------------
SHORT-TERM INVESTMENT (9.5%)
   $ 3,487  State Street Bank & Trust Co. Euro Time
             Deposit (Cost $3,487,000)(1)                                     11/01/02       1.750  $   3,487,000
                                                                                                    -------------
TOTAL INVESTMENTS (130.3%) (Cost $47,840,325)                                                          47,754,070
LIABILITIES IN EXCESS OF OTHER ASSETS (-30.3%)                                                        (11,102,646)
                                                                                                    -------------
NET ASSETS (100.0%)                                                                                 $  36,651,424
                                                                                                    =============


                            INVESTMENT ABBREVIATIONS
                              TBA = To Be Announced

+ Credit ratings given by Standard & Poor's Rating Group and Moody's Investors Services, Inc. are unaudited.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $965,743 or 2.6% of net assets.

**  Bond is currently in default.

(1) Collateral segregated for TBA securities.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
ASSETS
    Investments at value (Cost $47,840,325)                                          $    47,754,070(1)
    Cash                                                                                          54
    Foreign currency (Cost $28)                                                                   28
    Collateral received for securities loaned                                              3,463,095
    Receivable for investments sold                                                          683,566
    Interest receivable                                                                      351,343
    Receivable from investment adviser                                                        39,685
    Receivable for fund shares sold                                                           23,503
    Prepaid expenses and other assets                                                         34,121
                                                                                     ---------------
      Total Assets                                                                        52,349,465
                                                                                     ---------------

LIABILITIES
    Administrative services fee payable                                                        4,283
    Distribution fee payable                                                                   1,148
    Directors' fee payable                                                                     2,281
    Payable for investments purchased                                                     12,142,682
    Payable upon return of securities loaned                                               3,463,095
    Payable for fund shares redeemed                                                          43,448
    Dividend payable                                                                          10,544
    Other accrued expenses payable                                                            30,560
                                                                                     ---------------
      Total Liabilities                                                                   15,698,041
                                                                                     ---------------

NET ASSETS
    Capital stock, $0.001 par value                                                            3,657
    Paid-in capital                                                                       37,188,437
    Accumulated net investment income                                                         86,038
    Accumulated net realized loss on investments and foreign currency transactions          (540,453)
    Net unrealized depreciation from investments and foreign currency translations           (86,255)
                                                                                     ---------------
      Net Assets                                                                     $    36,651,424
                                                                                     ===============

COMMON SHARES
    Net assets                                                                       $    35,030,854
    Shares outstanding                                                                     3,495,648
                                                                                     ---------------
    Net asset value, offering price and redemption price per share                   $         10.02
                                                                                     ===============

A SHARES
    Net assets                                                                       $       255,720
    Shares outstanding                                                                        25,522
                                                                                     ---------------
    Net asset value and redemption price per share                                   $         10.02
                                                                                     ===============
    Maximum offering price per share (net asset value/(1-4.75%))                     $         10.52
                                                                                     ===============

B SHARES
    Net assets                                                                       $     1,143,336
    Shares outstanding                                                                       114,088
                                                                                     ---------------
    Net asset value and offering price per share                                     $         10.02
                                                                                     ===============

C SHARES
    Net assets                                                                       $       221,514
    Shares outstanding                                                                        22,098
                                                                                     ---------------
    Net asset value and offering price per share                                     $         10.02
                                                                                     ===============


(1) Including $3,366,741 of securities on loan.

                 See Accompanying Notes to Financial Statements.

                                       11

CREDIT SUISSE INVESTMENT GRADE BOND FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Interest                                                                         $     2,477,922
    Securities Lending                                                                         2,688
                                                                                     ---------------
      Total investment income                                                              2,480,610
                                                                                     ---------------

EXPENSES
    Investment advisory fees                                                                 235,329
    Administrative services fees                                                              85,216
    Distribution Fees                                                                          3,726
    Registration fees                                                                         68,318
    Legal fees                                                                                59,391
    Printing fees                                                                             53,172
    Transfer agent fees                                                                       53,055
    Directors' fees                                                                           14,790
    Audit fees                                                                                14,676
    Custodian fees                                                                            14,351
    Insurance expense                                                                          4,515
    Interest expense                                                                           1,487
    Miscellaneous expense                                                                      9,047
                                                                                     ---------------
      Total expenses                                                                         617,073
    Less: fees waived and expenses reimbursed                                               (330,953)
                                                                                     ---------------
      Net expenses                                                                           286,120
                                                                                     ---------------
        Net investment income                                                              2,194,490
                                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized gain from investments                                                       451,794
    Net realized gain on foreign currency transactions                                        83,215
    Net change in unrealized appreciation/(depreciation) from investments                 (3,136,932)
                                                                                     ---------------
    Net realized and unrealized loss from investments and foreign currency
     related items                                                                        (2,601,923)
                                                                                     ---------------
    Net decrease in net assets resulting from operations                             $      (407,433)
                                                                                     ===============


                 See Accompanying Notes to Financial Statements.

                                       12


CREDIT SUISSE INVESTMENT GRADE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
October 31, 2002

                                                                                FOR THE YEAR ENDED
                                                                        ----------------------------------
                                                                        OCTOBER 31, 2002  OCTOBER 31, 2001
                                                                        ----------------  ----------------
FROM OPERATIONS
  Net investment income                                                  $    2,194,490    $    2,581,607
  Net realized gain on investments and foreign currency
   transactions                                                                 535,009           192,884
  Net change in unrealized appreciation (depreciation)
   from investments and foreign currency translations                        (3,136,932)        3,425,476
                                                                         --------------    --------------
   Net increase (decrease) in net assets resulting from
     operations                                                                (407,433)        6,199,967
                                                                         --------------    --------------

FROM DIVIDENDS
  Dividends from net investment income
   Common Class shares                                                       (2,106,728)       (2,581,607)
   Class A shares                                                                (3,997)               --
   Class B shares                                                                (9,441)               --
   Class C shares                                                                (1,675)               --
                                                                         --------------    --------------
   Net decrease in net assets resulting from dividends                       (2,121,841)       (2,581,607)
                                                                         --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                               37,343,848        50,060,690
  Reinvestment of dividends                                                   1,919,661         2,267,284
  Net asset value of shares redeemed                                        (54,068,360)      (49,935,072)
                                                                         --------------    --------------
   Net increase (decrease) in net assets from capital
    share transactions                                                      (14,804,851)        2,392,902
                                                                         --------------    --------------
  Net increase (decrease) in net assets                                     (17,334,125)        6,011,262

NET ASSETS
  Beginning of year                                                          53,985,549        47,974,287
                                                                         --------------    --------------
  End of year                                                            $   36,651,424    $   53,985,549
                                                                         ==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                          $       86,038    $           --
                                                                         ==============    ==============


                 See Accompanying Notes to Financial Statements.

                                       13

CREDIT SUISSE INVESTMENT GRADE BOND FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                     ---------------------------------------------------------------------
                                                       2002(1)         2001           2000           1999          1998
                                                     ----------     ----------     ----------     ----------    ----------
PER SHARE DATA
  Net asset value, beginning of period               $    10.54     $     9.80     $     9.77     $    10.37    $    10.05
                                                     ----------     ----------     ----------     ----------    ----------

INVESTMENT OPERATIONS
  Net investment income                                    0.47           0.53           0.56           0.53          0.56
  Net gain (loss) on investments
    (both realized and unrealized)
    and foreign currency related items
    (both realized and unrealized)                        (0.53)          0.74           0.03          (0.54)         0.32
                                                     ----------     ----------     ----------     ----------    ----------
      Total from investment operations                    (0.06)          1.27           0.59          (0.01)         0.88
                                                     ----------     ----------     ----------     ----------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                    (0.46)         (0.53)         (0.56)         (0.53)        (0.56)
  Distributions from net realized gains                      --             --             --          (0.04)           --
  Distributions in excess of net realized gains              --             --             --          (0.02)           --
                                                     ----------     ----------     ----------     ----------    ----------
      Total dividends and distributions                   (0.46)         (0.53)         (0.56)         (0.59)        (0.56)
                                                     ----------     ----------     ----------     ----------    ----------
NET ASSET VALUE, END OF PERIOD                       $    10.02     $    10.54     $     9.80     $     9.77    $    10.37
                                                     ==========     ==========     ==========     ==========    ==========
      Total return(2)                                     (0.55)%        13.25%          6.27%         (0.05)%        9.35


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $   35,031     $   53,986     $   47,974     $   56,625    $   78,200
    Ratio of expenses to average net assets                0.60%          0.60%(3)       0.62%(3)       0.61%(3)      0.60%(3)
    Ratio of net investment income to
      average net assets                                   4.67%          5.18%          5.77%          5.27%         5.54%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                               0.70%          0.42%          0.31%          0.28%         0.34%
  Portfolio turnover rate                                   171%            41%            84%            91%          134%


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.52% to 4.67%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class Shares' net operating expense ratio after reflecting these arrangements was .60% for the year ended October 31, 2001, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
                                                         FOR THE PERIOD
                                                             ENDED
                                                    OCTOBER 31, 2002(1),(2)
                                                    -----------------------

PER SHARE DATA
  Net asset value, beginning of period                     $    10.22
                                                           ----------

INVESTMENT OPERATIONS
  Net investment income                                          0.37
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                              (0.21)
                                                           ----------
      Total from investment operations                           0.16
                                                           ----------

LESS DIVIDENDS
  Dividends from net investment income                          (0.36)
                                                           ----------
NET ASSET VALUE, END OF PERIOD                             $    10.02
                                                           ==========
      Total return                                               1.60%(3)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                 $      256
    Ratio of expenses to average net assets                      0.85%(4)
    Ratio of net investment income to average net assets         4.30%(4)
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                              0.93%(4)
  Portfolio turnover rate                                         171%


(1) For the period December 24, 2001 (inception date) through October 31, 2002.

(2) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.12% to 4.30%.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
FINANCIAL HIGHLIGHTS
(For a Class B Share of the Fund Outstanding Throughout the Period)



                                                         FOR THE PERIOD
                                                             ENDED
                                                    OCTOBER 31, 2002(1),(2)
                                                    -----------------------

PER SHARE DATA
  Net asset value, beginning of period                     $    10.22
                                                           ----------

INVESTMENT OPERATIONS
  Net investment income                                          0.30
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                              (0.20)
                                                           ----------
      Total from investment operations                           0.10
                                                           ----------

LESS DIVIDENDS
  Dividends from net investment income                          (0.30)
                                                           ----------
NET ASSET VALUE, END OF PERIOD                             $    10.02
                                                           ==========
      Total return                                               0.97%(3)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                 $    1,143
    Ratio of expenses to average net assets                      1.60%(4)
    Ratio of net investment income to
      average net assets                                         3.38%(4)
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                              1.11%(4)
  Portfolio turnover rate                                         171%


(1) For the period December 24, 2001 (inception date) through October 31, 2002.

(2) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.20% to 3.38%.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
FINANCIAL HIGHLIGHTS
(For a Class C Share of the Fund Outstanding Throughout the Period)



                                                         FOR THE PERIOD
                                                             ENDED
                                                    OCTOBER 31, 2002(1),(2)
                                                    -----------------------

PER SHARE DATA
  Net asset value, beginning of period                     $    10.22
                                                           ----------

INVESTMENT OPERATIONS
  Net investment income                                          0.29
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                              (0.20)
                                                           ----------
      Total from investment operations                           0.09
                                                           ----------

LESS DIVIDENDS
  Dividends from net investment income                          (0.29)
                                                           ----------
NET ASSET VALUE, END OF PERIOD                             $    10.02
                                                           ==========
      Total return                                               0.91%(3)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                 $      222
    Ratio of expenses to average net assets                      1.60%(4)
    Ratio of net investment income to average net assets         3.26%(4)
    Decrease reflected in above operating expense
      ratios due to waivers                                      1.04%(4)
  Portfolio turnover rate                                         171%


(1) For the period December 24, 2001 (inception date) through October 31, 2002.

(2) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.08% to 3.26%.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Credit Suisse Investment Grade Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund seeks to achieve a high total return. The Fund was incorporated under the laws of the State of Maryland on June 21, 1988.

   The Fund is authorized to offer four classes of shares: Common, Class A, Class B, and Class C. Effective December 24, 2001, the Fund began offering Class A, Class B, and Class C shares to new investors. Effective December 12, 2001, the Common Class shares closed to new investors. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Common Class shares are not subject to distribution fees. Class A shares are sold subject to a front-end sales charge of 4.75% and bear expenses paid pursuant to a distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's fair value.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount using the effective interest method. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Effective November 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to classify gains and losses on paydowns of mortgage- and asset-backed securities, previously included in realized gain and losses as a component of interest income. The effect of this change for the year ended October 31, 2002, to the Fund was to increase net investment income by $72,692 and to decrease net realized gains by $72,692. These reclassifications had no impact on net assets or net asset value per share. The statements of changes in net assets and the financial highlights for all prior periods shown have not been restated to reflect this change.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   G) TBA PURCHASE COMMITMENTS -- The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

   H) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2002 is as follows:



                       MARKET VALUE OF            VALUE OF
                      SECURITIES LOANED     COLLATERAL RECEIVED
                      -----------------     -------------------

                        $ 3,366,741            $ 3,463,095


   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended October 31, 2002, investment advisory fees earned, voluntarily waived, and expenses reimbursed were as follows:



         GROSS ADVISORY                      NET              EXPENSE
               FEE            WAIVER     ADVISORY FEE      REIMBURSEMENT
         --------------     ---------    ------------      -------------

           $ 235,329        $ 235,329        $ --            $ 95,624


   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as co-administrators to the Fund. At its meeting held on February 12, 2002 the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective August 1, 2002.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $47,066.

   For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:



           AVERAGE DAILY NET ASSETS                  ANNUAL RATE
           ------------------------                  -----------

           First $150 million               .07% of average daily net assets
           Next $150 million                .06% of average daily net assets
           Over $300 million                .05% of average daily net assets


   For the period November 1, 2001 through July 31, 2002, co-administrative service fees earned by PFPC (including out-of-pocket expenses) were $27,763.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds co-administered by SSB and allocated based upon relative average net assets of each fund.



           AVERAGE DAILY NET ASSETS                  ANNUAL RATE
           ------------------------                  -----------

           First $5 billion                 .050% of average daily net assets
           Next $5 billion                  .035% of average daily net assets
           Over $10 billion                 .020% of average daily net assets


   For the period August 1, 2002 to October 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $10,387.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund, pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of ..25% of the average daily net assets of the Class A shares, and 1.00% of average daily net assets of each of the Class B and Class C shares. CSAMSI may use this fee to compensate service organizations for distribution services. For the year ended October 31, 2002, distribution fees earned by CSAMSI were as follows:



           FUND                         DISTRIBUTION FEE
           ----                         ----------------

           Class A                          $   243
           Class B                            2,941
           Class C                              542
                                            -------
                                            $ 3,726
                                            =======


   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2002, the Fund reimbursed CSAM $37,212, which is included in the Fund's transfer agent expense.

   For the year ended October 31, 2002, CSAMSI and its affiliates advised the Fund that it retained $450 from commissions earned on the sale of the Fund's shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $37,731 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus ..50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At October 31, 2002, there were no loans outstanding for the Fund either under the New Credit Facility or the Prior Credit Facility. During the year ended October 31, 2002, the Fund had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:



          AVERAGE DAILY         WEIGHTED AVERAGE            MAXIMUM DAILY
          LOAN BALANCE            INTEREST RATE           LOAN OUTSTANDING
          -------------         ----------------          ----------------

           $ 1,046,000               2.375%                 $ 1,046,000


NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were $77,879,197 and $90,511,743, and $135,721,063 and $165,240,242,
respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as the Common Class shares and one billion shares are each classified as the Advisor Class shares, Class A shares, Class B shares and Class C shares. The Advisor Class shares of the fund were liquidated on June 1, 2000. Transactions in capital shares for each other class were as follows:

                                                                  COMMON CLASS
                                    ------------------------------------------------------------------------
                                             FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                              OCTOBER 31, 2002                      OCTOBER 31, 2001
                                    ------------------------------------------------------------------------
                                        SHARES              VALUE              SHARES              VALUE
                                    ---------------    ---------------    ---------------    ---------------
Shares sold                               3,495,919    $    35,697,090          4,141,422    $    39,868,056
Shares issued in reinvestment
  of dividends                              188,689          1,906,711            274,002          2,648,525
Shares redeemed                          (5,312,905)       (54,018,090)        (5,315,667)       (51,277,314)
                                    ---------------    ---------------    ---------------    ---------------
Net decrease                             (1,628,297)   $   (16,414,289)          (900,243)   $    (8,760,733)
                                    ===============    ===============    ===============    ===============

                                                 CLASS A                               CLASS B
                                    ------------------------------------------------------------------------
                                           FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                           OCTOBER 31, 2002(1)                   OCTOBER 31, 2002(1)
                                    ------------------------------------------------------------------------
                                         SHARES             VALUE              SHARES             VALUE
                                    ---------------    ---------------    ---------------    ---------------
Shares sold                                  25,126    $       251,491            118,308    $     1,173,704
Shares issued in reinvestment
  of dividends                                  396              3,964                867              8,662
Shares redeemed                                  --                 --             (5,087)           (50,270)
                                    ---------------    ---------------    ---------------    ---------------
Net increase                                 25,522    $       255,455            114,088    $     1,132,096
                                    ===============    ===============    ===============    ===============


                                         CLASS C
                                 ------------------------
                                   FOR THE YEAR ENDED
                                   OCTOBER 31, 2002(1)
                                 ------------------------
                                  SHARES          VALUE
                                 --------       ---------

Shares sold                        22,066       $ 221,563
Shares issued in reinvestment
  of dividends                         32             324
                                 --------       ---------
Net increase                       22,098       $ 221,887
                                 ========       =========


(1) For the period December 24, 2001 (inception date) through October 31, 2002.

   On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:



                         NUMBER OF         APPROXIMATE PERCENTAGE
                       SHAREHOLDERS         OF OUTSTANDING SHARES
                       ------------        ----------------------

Common Class                4                        57%
Class A                     5                        91%
Class B                     5                        49%
Class C                     2                        86%


   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of paydowns, losses deferred due to wash sales and excise tax regulations.

   The tax characteristics of dividends and distributions paid during the period ended October 31, for the Fund was as follows:



             ORDINARY INCOME          LONG-TERM CAPITAL GAIN
         ------------------------    ------------------------
             2002        2001           2002         2001
         -----------  -----------    ----------  ------------

         $ 2,121,841  $ 2,581,607        $ --        $ --


   At October 31, 2002, the components of distributable earnings on a tax basis for the Fund were as follows:



       Undistributed ordinary income                         $  86,038
       Accumulated realized loss                              (534,622)
       Unrealized depreciation                                 (92,086)
                                                             ---------
                                                             $(540,670)
                                                             =========


   At October 31, 2002, the Fund had capital loss carryovers available to offset possible future capital gains as follows:



                                 EXPIRES OCTOBER 31,
                            ----------------------------
                              2007                2008
                            --------           ---------

                            $  6,297           $ 528,326

   At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were $47,846,156, $649,131, $(741,217) and $(92,086), respectively.

   At October 31, 2002, the Fund reclassified $13,389 from accumulated undistributed net investment income to accumulated net realized gain (loss) from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydowns and forward foreign currency contracts. Net assets were not affected by these reclassifications.

CREDIT SUISSE INVESTMENT GRADE BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Investment Grade Bond Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Investment Grade Bond Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian or broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE INVESTMENT GRADE BOND FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                             TERM                                       NUMBER OF
                                             OF OFFICE(1)                               PORTFOLIOS IN
                                             AND                                        FUND
                             POSITION(S)     LENGTH           PRINCIPAL                 COMPLEX          OTHER
                             HELD WITH       OF TIME          OCCUPATION(S) DURING      OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE        FUND            SERVED           PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
---------------------        -----------     ------------     --------------------      -------------    ----------------
INDEPENDENT DIRECTORS

Richard H. Francis           Director and    Since            Currently retired;        53               Director of
c/o Credit Suisse            Audit           1999             Executive Vice                             The Indonesia
Asset Management LLC         Committee                        President and                              Fund, Inc.
466 Lexington Avenue         Member                           Chief Financial
New York, New York                                            Officer of Pan Am
10017-3147                                                    Corporation and
                                                              Pan American
Age: 70                                                       World Airways,
                                                              Inc. from 1988 to
                                                              1991

Jack W. Fritz                Director and    Since            Private investor;         52               Director of
2425 North Fish Creek Road   Audit           1988             Consultant and                             Advo, Inc.
P.O. Box 1287                Committee                        Director of Fritz                          (direct mail
Wilson, Wyoming 83014        Member                           Broadcasting, Inc.                         advertising)
                                                              and Fritz
Age: 75                                                       Communications
                                                              (developers and
                                                              operators of radio
                                                              stations) since
                                                              1987

Jeffrey E. Garten            Director and    Since            Dean of Yale              52               Director of
Box 208200                   Audit           1988             School of                                  Aetna, Inc.;
New Haven, Connecticut       Committee                        Management and                             Director of
06520-8200                   Member                           William S. Beinecke                        Calpine Energy
                                                              Professor in the                           Corporation;
Age: 56                                                       Practice of                                Director of
                                                              International                              CarMax Group
                                                              Trade and Finance;                         (used car
                                                              Undersecretary of                          dealers)
                                                              Commerce for
                                                              International Trade
                                                              from November 1993
                                                              to October 1995;
                                                              Professor at
                                                              Columbia University
                                                              from September
                                                              1992 to November
                                                              1993
----------
(1) Each Director and Officer serves his or her respective successor has been duly elected and qualified.

                                       28

                                             TERM                                       NUMBER OF
                                             OF OFFICE(1)                               PORTFOLIOS IN
                                             AND                                        FUND
                             POSITION(S)     LENGTH           PRINCIPAL                 COMPLEX          OTHER
                             HELD WITH       OF TIME          OCCUPATION(S) DURING      OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE        FUND            SERVED           PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
---------------------        -----------     ------------     --------------------      -------------    ----------------
INDEPENDENT DIRECTORS--
  (CONTINUED)

Peter F. Krogh               Director and    Since            Dean Emeritus and         52               Member of the
301 ICC                      Audit           2001             Distinguished                              Board
Georgetown University        Committee                        Professor of                               of The Carlisle
Washington, DC 20057         Member                           International                              Companies Inc.;
                                                              Affairs at the                             Member of
Age: 65                                                       Edmund A. Walsh                            Selection
                                                              School of Foreign                          Committee
                                                              Service, Georgetown                        for Truman
                                                              University; Moderator                      Scholars and
                                                              of PBS Foreign                             Henry Luce
                                                              affairs television                         Scholars; Senior
                                                              Series                                     Associate of
                                                                                                         Center for
                                                                                                         Strategic and
                                                                                                         International
                                                                                                         Studies;
                                                                                                         Trustee of
                                                                                                         numerous world
                                                                                                         affairs organizations

James S. Pasman, Jr.         Director and    Since            Currently retired;        54               Director of
c/o Credit Suisse            Audit           1999             President and Chief                        Education
Asset Management LLC         Committee                        Operating Officer of                       Management
466 Lexington Avenue         Member                           National InterGroup,                       Corp.; Director
New York, New York                                            Inc. (holding                              of Credit
10017-3147                                                    company) from April                        Suisse Asset
                                                              1989 to March 1991;                        Management
Age: 71                                                       Chairman of Permian                        Income Fund,
                                                              Oil Co. from April                         Inc.; Trustee of
                                                              1989 to March 1991                         Credit Suisse High Yield
                                                                                                         Bond Fund;

                                       29

                                             TERM                                         NUMBER OF
                                             OF OFFICE(1)                                 PORTFOLIOS IN
                                             AND                                          FUND
                             POSITION(S)     LENGTH           PRINCIPAL                   COMPLEX          OTHER
                             HELD WITH       OF TIME          OCCUPATION(S) DURING        OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE        FUND            SERVED           PAST FIVE YEARS             DIRECTOR         HELD BY DIRECTOR
---------------------        -----------     ------------     --------------------        -------------    ----------------
INDEPENDENT DIRECTORS--
  (CONTINUED)

Steven N. Rappaport          Director and    Since            Partner of Lehigh Court     53               Director of The
Lehigh Court, LLC            Audit           1999             LLC since July 2002;                         First Israel Fund,
40 East 52nd Street          Committee                        President of Sunguard                        Inc.
New York, New York           Chairman                         Securities Finance, Inc.
10022                                                         from 2001 to July 2002;
                                                              President of Loanet, Inc.
Age: 54                                                       (on-line accounting
                                                              service) from
                                                              1995 to 2001;
                                                              Director, President, North
                                                              American Operations, and
                                                              former Executive Vice
                                                              President from 1992 to
                                                              1993 of Worldwide
                                                              Operations of Metallurg
                                                              Inc. (manufacturer of
                                                              specialty metals and
                                                              alloys); Executive Vice
                                                              President, Telerate, Inc.
                                                              (provider of real-time
                                                              information to the capital
                                                              markets) from 1987 to
                                                              1992; Partner in the law
                                                              firm of Hartman & Craven
                                                              until 1987

INTERESTED DIRECTOR

William W. Priest(2)         Director        Since            Senior Partner and          59               Director of The
Steinberg Priest & Sloane                    1999             Fund Manager,                                Brazilian Equity
Capital Management                                            Steinberg Priest &                           Fund, Inc.; The
12 East 49th Street                                           Sloane Capital                               Chile Fund, Inc.;
12th Floor                                                    Management since                             The Emerging
New York, New York                                            March 2001; Chairman                         Markets Tele-
10017                                                         and Managing Director                        communications
                                                              of CSAM from 2000                            Fund, Inc.; The
Age: 61                                                       to February 2001, Chief                      First Israel Fund,
                                                              Executive Officer and                        Inc.; The Latin
                                                              Managing Director of                         American Equity
                                                              CSAM from 1990 to                            Fund, Inc.;  The
                                                              2000                                         Indonesia Fund,
                                                                                                           Inc.; and Credit
                                                                                                           Suisse Asset
                                                                                                           Management Income
                                                                                                           Fund, Inc.

--------
(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February
    2001.
                                       30

                                             TERM
                                             OF OFFICE(1)
                                             AND
                             POSITION(S)     LENGTH
                             HELD WITH       OF TIME
NAME, ADDRESS AND AGE        FUND            SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------        -----------     ------------     ----------------------------------------------
OFFICERS

Laurence R. Smith            Chairman        Since            Managing Director and Global Chief Investment Officer of
Credit Suisse Asset                          2002             CSAM; Associated with JP Morgan Investment Management
Management, LLC                                               from 1981 to 1999; Officer of other Credit Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.             Vice            Since            Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset          President       1999             Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC              and                              Associated with CSAM from 1995 to 1996; Associated with
466 Lexington Avenue         Secretary                        CS First Boston Investment Management from 1994 to
New York, New York                                            1995; Associated with Division of Enforcement, U.S.
10017-3147                                                    Securities and Exchange Commission from 1991 to 1994;
                                                              Officer of other Credit Suisse Funds.
Age: 38

Michael A. Pignataro         Treasurer       Since            Director and Director of Fund Administration of CSAM;
Credit Suisse Asset          and Chief       1999             Associated with CSAM since 1984; Officer of other
Management, LLC              Financial                        Credit Suisse Funds.
466 Lexington Avenue         Officer
New York, New York
10017-3147

Age: 43

Gregory N. Bressler, Esq.    Assistant       Since            Vice President and Legal Counsel of CSAM since
Credit Suisse Asset          Secretary       2000             January 2000; Associated with the law firm of Swidler Berlin
Management, LLC                                               Shereff Friedman LLP from 1996 to 2000; Officer of other
466 Lexington Avenue                                          Credit Suisse Funds.
New York, New York
10017-3147

Age: 36

Kimiko T. Fields, Esq.       Assistant       Since            Assistant Vice President and Legal Counsel of CSAM since
Credit Suisse Asset          Secretary       2002             December 2000; Assistant Vice President, Institutional
Management, LLC                                               Marketing Department, CSAM, from January 2000 to
466 Lexington Avenue                                          December 2000; Marketing Associate, International Equity
New York, New York                                            Department, Warburg Pincus Asset Management, Inc. from
10017-3147                                                    January 1998 to January 2000; self-employed author and
                                                              consultant, from January 1996 to December 1997;
Age: 38                                                       Officer of other Credit Suisse Funds.

                                       31

                                             TERM
                                             OF OFFICE(1)
                                             AND
                             POSITION(S)     LENGTH
                             HELD WITH       OF TIME
NAME, ADDRESS AND AGE        FUND            SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------        -----------     ------------     ----------------------------------------------
OFFICERS--(CONTINUED)

Rocco A. Del Guercio         Assistant       Since            Vice President and Administrative Officer of CSAM;
Credit Suisse Asset          Treasurer       1999             Associated with CSAM since June 1996; Assistant
Management, LLC                                               Treasurer, Bankers Trust Co. -- Fund Administration from
466 Lexington Avenue                                          March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                            Supervisor, Dreyfus Corporation from April 1987 to
10017-3147                                                    March 1994; Officer of other Credit Suisse Funds.

Age: 39

Joseph Parascondola          Assistant       Since            Assistant Vice President -- Fund Administration of CSAM
Credit Suisse Asset          Treasurer       2000             since April 2000; Assistant Vice President, Deutsche Asset
Management, LLC                                               Management from January 1999 to April 2000; Assistant
466 Lexington Avenue                                          Vice President, Weiss, Peck & Greer LLC from
New York, New York                                            November 1995 to December 1998; Officer of other
10017-3147                                                    Credit Suisse Funds.

Age: 39

Robert M. Rizza              Assistant       Since            Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset          Treasurer       2002             Administrative Officer of CSAM from March 1998 to
Management, LLC                                               December 2000; Assistant Treasurer of Bankers Trust Co.
466 Lexington Avenue                                          from April 1994 to March 1998.; Officer of other
New York, New York                                            Credit Suisse Funds.
10017-3147

Age: 37



   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling
800-927-2874.

                                       32


[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSIGL-2-1002